UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2012

Item 1.  Reports to Stockholders.

PACE Select

Semiannual Report

PACE® Select Advisors Trust

Semiannual Report

January 31, 2012

PACE® Select Advisors Trust

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

PACE® Money Market Investments	5

PACE® Government Securities Fixed Income Investments	11

PACE® Intermediate Fixed Income Investments	24

PACE® Strategic Fixed Income Investments	37

PACE® Municipal Fixed Income Investments	55

PACE® International Fixed Income Investments	66

PACE® High Yield Investments	76

PACE® Large Co Value Equity Investments	90

PACE® Large Co Growth Equity Investments	98

PACE® Small/Medium Co Value Equity Investments	108

PACE® Small/Medium Co Growth Equity Investments	117

PACE® International Equity Investments	127

PACE® International Emerging Markets Equity Investments	140

PACE® Global Real Estate Securities Investments	152

PACE® Alternative Strategies Investments	160

Understanding your Portfolio's expenses	204

Statement of assets and liabilities	212

Statement of operations	220

Statement of changes in net assets	224

Financial highlights	231

Notes to financial statements	284

General information	326

Board approvals of sub-advisory agreements	327

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 16, 2012

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2012. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Moderating growth in many countries

Although the overall US economy expanded during the reporting period, gross domestic product ("GDP") growth rates in general could best be characterized as tepid. At its August meeting, the Federal Reserve Board (the "Fed"), acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed "Operation Twist," the Fed noted that its intention with this program was to "put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative."

In contrast to the US, many international economies took a step backward as the reporting period progressed. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. While Japan's economy gained some momentum in the third quarter of 2011, its economy again contracted during the last three months of the year. Elsewhere, while growth rates in many developing countries such as China and India surpassed their developed country counterparts, they also tended to progressively move lower during the course of the reporting period.

US equities outperformed their international counterparts

The global equity markets experienced periods of extreme volatility during the reporting period, as a number of macro factors impacted investor sentiment. After being highly resilient and rising earlier in 2011, the US stock market fell sharply in the first two months of the review period, as investor risk appetite was replaced by risk aversion. Triggering this change in sentiment were concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt. US equities then rallied sharply over the last four months of the review period, given signs that the economy was gaining some traction. All told, the US stock market, as measured by the S&P 500 Index,1 gained 2.71% during the six months ended January 31, 2012.

International developed equities (as measured by the MSCI EAFE Index(net)2) also moved higher during the first half of 2011. However, fears of contagion from the European sovereign debt crisis and increasing signs that Europe was headed for a double-dip recession led to a very sharp decline in the first two months of the period.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

Even though international equities rallied over the last four months of the period, it was not enough to offset their earlier weakness. Overall, for the six-month period ended January 31, 2012, the MSCI EAFE Index (net) declined 10.42%. Emerging markets equities (as measured by the MSCI Emerging Markets Index3) also produced weak results, falling 9.47% over the period. Concerns about a hard landing for China's economy and declining growth in the developed world drove emerging market equity prices lower.

Riskier fixed income securities produced mixed results

The US taxable spread sectors (non-US Treasury fixed income securities) were also volatile during the reporting period. Over the first two months of the period, investor risk aversion was often elevated due to concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt. Against this backdrop, US Treasury yields fell sharply. Risk appetite then increased at times during the last four months of the period, given signs that the US economy was gaining some traction. All told, during the six months ended January 31, 2012, a number of spread sectors underperformed Treasuries, and the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 4.25%.

Looking more closely at lower-rated fixed-income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained a modest 1.19% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 3.03%.The emerging markets debt asset class was supported by continued solid growth in developing countries and generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US-dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2012. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-advisors. Sub-advisors' comments on Portfolios that have more than one Sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 16, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the six months ended January 31, 2012, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments

The economy continued to grow during the reporting period, although the expansion was tempered by continued high unemployment and weakness in the housing market. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low, which in turn kept the Portfolio's yield low.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 47 days. Given the challenges associated with the Standard & Poor's downgrade of US long-term debt and the ongoing European sovereign debt crisis, a key strategy for the Portfolio was maintaining ample liquidity. One way we accomplished this was by reducing the Portfolio's WAM; at period end, it was at 36 days. We also proactively cut the Portfolio's exposure to European banks.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we increased the Portfolio's exposure to commercial paper, US government and agency obligations and certificates of deposit over the six-month period. Conversely, we significantly reduced our allocation to repurchase agreements (transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand).

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	1.31%	1.69%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)	(1.97)	(0.69)	(0.32)
Lipper Money Market Funds median	0.01	0.01	1.31	1.61

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2011, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (0.62)%; 10-year period, (0.31)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2012 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.60)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.60)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$412.8
Number of holdings	91
Weighted average maturity	36 days
Portfolio composition[1]	01/31/12
Commercial paper	47.5%
US government and agency obligations	24.3
Certificates of deposit	14.5
Repurchase agreements	11.8
Short-term corporate obligations	1.3
Bank note	0.5
Other assets less liabilities	0.1
Total	100.0%
Top 10 holdings[1]	01/31/12
Repurchase agreement with Barclays Capital, Inc., 0.180% due 02/01/12	9.7%
Federal Home Loan Bank, 0.110% due 04/02/12	2.4
Barclays US Funding Corp., 0.130% due 02/01/12	2.4
US Treasury Notes, 0.750% due 05/31/12	2.2
Repurchase agreement with Deutsche Bank Securities, Inc., 0.220% due 02/01/12	1.9
Regency Markets No.1 LLC, 0.210% due 02/16/12	1.9
Deutsche Bank Financial LLC, 0.310% due 02/21/12	1.9
BNP Paribas Finance, 0.140% due 02/01/12	1.8
Federal Home Loan Bank, 0.230% due 08/03/12	1.8
Federal Home Loan Mortgage Corp., 0.040% due 04/04/12	1.7
Total	27.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
US government and agency obligations—24.36%
Federal Home Loan Bank 0.175%, due 02/01/12[1]	$3,000,000	$3,000,000
0.280%, due 02/01/12[1]	1,500,000	1,500,000
0.280%, due 02/07/12[1]	3,000,000	3,000,000
0.035%, due 02/17/12[2]	4,000,000	3,999,938
0.270%, due 02/17/12[2]	3,000,000	2,999,640
0.065%, due 03/28/12[2]	5,000,000	4,999,494
0.110%, due 04/02/12	10,000,000	10,000,000
0.050%, due 04/20/12[2]	5,000,000	4,999,451
0.230%, due 08/03/12[2]	7,500,000	7,491,183
Federal Home Loan Mortgage Corp.* 0.245%, due 02/06/12[1]	3,000,000	2,998,468
0.040%, due 04/04/12[2]	7,000,000	6,999,510
Federal National Mortgage Association* 0.265%, due 02/26/12[1]	5,000,000	5,003,464
0.030%, due 04/17/12[2]	4,500,000	4,499,715
US Treasury Bills 0.250%, due 03/08/12[2]	2,000,000	1,999,500
0.010%, due 04/05/12[2]	5,000,000	4,999,911
0.040%, due 05/10/12[2]	5,000,000	4,999,450
US Treasury Notes 0.875%, due 02/29/12	3,000,000	3,001,178
1.375%, due 03/15/12	4,000,000	4,006,178
1.000%, due 04/30/12	3,000,000	3,004,582
0.750%, due 05/31/12	9,000,000	9,015,523
1.875%, due 06/15/12	3,000,000	3,018,332
0.625%, due 06/30/12	5,000,000	5,011,409
Total US government and agency obligations (cost—$100,546,926)		100,546,926
Bank note—0.48%
Banking-US—0.48%
Bank of America N.A. 0.230%, due 02/23/12 (cost—$2,000,000)	2,000,000	2,000,000
Certificates of deposit—14.54%
Banking-non-US—14.54%
Abbey National Treasury Services PLC 0.685%, due 02/13/12[1]	1,500,000	1,500,000
Bank of Montreal 0.100%, due 02/21/12	5,000,000	5,000,000
Bank of Nova Scotia 0.260%, due 03/02/12	2,500,000	2,499,979
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.480%, due 04/10/12	5,000,000	5,000,000
Credit Suisse 0.380%, due 04/25/12	4,000,000	4,000,000
Mitsubishi UFJ Trust & Banking Corp. 0.200%, due 02/21/12	5,000,000	5,000,000
Mizuho Corporate Bank Ltd. 0.180%, due 02/23/12	4,000,000	4,000,000
National Australia Bank Ltd. 0.587%, due 04/16/12[1]	1,000,000	1,000,000

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Nordea Bank Finland 0.400%, due 06/12/12	$2,500,000	$2,500,000
Royal Bank of Canada 0.285%, due 02/01/12[1]	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp. 0.130%, due 02/01/12	5,000,000	5,000,000
0.405%, due 02/01/12	4,000,000	4,000,000
0.300%, due 03/09/12	4,000,000	4,000,000
Swedbank AB 0.345%, due 03/06/12	5,000,000	5,000,000
0.325%, due 03/12/12	5,000,000	5,000,000
Toronto-Dominion Bank 0.090%, due 02/29/12	5,000,000	5,000,000
Total certificates of deposit (cost—$59,999,979)		59,999,979
Commercial paper[2]—47.47%
Asset backed-banking—2.91%
Atlantis One Funding 0.360%, due 02/01/12	5,000,000	5,000,000
0.270%, due 02/06/12	5,000,000	4,999,813
0.260%, due 02/09/12	2,000,000	1,999,884
		11,999,697
Asset backed-miscellaneous—16.95%
Bryant Park Funding LLC 0.170%, due 02/23/12	4,000,000	3,999,584
Chariot Funding LLC 0.220%, due 03/05/12	5,000,000	4,998,992
Fairway Finance Corp. 0.130%, due 02/23/12	3,000,000	2,999,762
Gotham Funding Corp. 0.210%, due 03/14/12	3,000,000	2,999,265
Market Street Funding LLC 0.180%, due 02/22/12	5,000,000	4,999,475
Regency Markets No.1 LLC 0.220%, due 02/15/12	5,000,000	4,999,572
0.210%, due 02/16/12	8,000,000	7,999,300
Salisbury Receivables Co. LLC 0.350%, due 02/02/12	3,000,000	2,999,971
0.300%, due 02/03/12	5,000,000	4,999,917
0.190%, due 02/22/12	3,000,000	2,999,668
0.350%, due 03/14/12	5,000,000	4,997,958
Sheffield Receivables Corp. 0.330%, due 03/09/12	5,000,000	4,998,304
Thames Asset Global Securitization No. 1 0.250%, due 02/21/12	3,000,000	2,999,583
Variable Funding Capital Corp. 0.200%, due 03/01/12	5,000,000	4,999,195
Windmill Funding Corp. 0.280%, due 02/01/12	2,000,000	2,000,000
0.280%, due 02/10/12	3,000,000	2,999,790
0.230%, due 02/17/12	3,000,000	2,999,693
		69,990,029

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-securities—2.18%
Argento Variable Funding Co. LLC 0.260%, due 02/21/12	$4,000,000	$3,999,422
Grampian Funding LLC 0.300%, due 02/02/12	2,000,000	1,999,983
0.380%, due 03/13/12	3,000,000	2,998,702
		8,998,107
Banking-non-US—6.90%
Caisse Centrale Desjardins 0.120%, due 02/24/12	4,000,000	3,999,693
0.200%, due 04/12/12	5,000,000	4,998,028
Commonwealth Bank of Australia 0.080%, due 02/01/12	5,000,000	5,000,000
0.245%, due 04/02/12	2,000,000	1,999,170
Credit Suisse 0.200%, due 02/06/12	5,000,000	4,999,861
Skandinaviska Enskilda Banken AB 0.460%, due 03/05/12	5,000,000	4,997,892
Westpac Securities NZ Ltd. 0.380%, due 03/05/12	2,500,000	2,499,129
		28,493,773
Banking-US—14.65%
Barclays US Funding Corp. 0.130%, due 02/01/12	10,000,000	10,000,000
BNP Paribas Finance 0.140%, due 02/01/12	7,500,000	7,500,000
Deutsche Bank Financial LLC 0.310%, due 02/21/12	8,000,000	7,998,622
0.500%, due 03/16/12	2,000,000	1,998,778
0.570%, due 04/11/12	3,000,000	2,996,675
HSBC USA, Inc. 0.230%, due 03/19/12	3,000,000	2,999,099
ING (US) Funding LLC 0.240%, due 02/02/12	5,000,000	4,999,966
0.580%, due 04/05/12	3,000,000	2,996,907
Natixis US Finance Co. LLC 0.170%, due 02/01/12	4,000,000	4,000,000
Societe Generale N.A., Inc. 0.150%, due 02/01/12	5,000,000	5,000,000
State Street Corp. 0.240%, due 05/11/12	5,000,000	4,996,667
Toronto-Dominion Holdings USA, Inc. 0.090%, due 02/13/12	5,000,000	4,999,850
		60,486,564
Finance-noncaptive diversified—1.94%
General Electric Capital Corp. 0.140%, due 04/16/12	5,000,000	4,998,542
0.220%, due 05/09/12	3,000,000	2,998,203
		7,996,745
Insurance-life—1.94%
MetLife Short Term Funding LLC 0.140%, due 02/01/12	5,000,000	5,000,000

	Face amount	Value
Commercial paper[2]—(concluded)
Insurance-life—(concluded)
0.140%, due 02/08/12	$3,000,000	$2,999,918
		7,999,918
Total commercial paper (cost—$195,964,833)		195,964,833
Short-term corporate obligations—1.33%
Banking-non-US—0.97%
Svenska Handelsbanken 0.578%, due 03/08/12[1,3]	2,500,000	2,500,000
Westpac Securities NZ Ltd. 0.465%, due 02/06/12[1,3]	1,500,000	1,500,000
		4,000,000
Banking-US—0.36%
JPMorgan Chase Bank N.A. 0.570%, due 03/09/12[1]	1,500,000	1,500,000
Total short-term corporate obligations (cost—$5,500,000)		5,500,000
Repurchase agreements—11.76%
Repurchase agreement dated 01/31/12 with Barclays Capital, Inc., 0.180% due 02/01/12, collateralized by $39,835,100 US Treasury Notes, 1.750% due 04/15/13; (value—$40,800,063); proceeds: $40,000,200	40,000,000	40,000,000
Repurchase agreement dated 01/31/12 with Deutsche Bank Securities, Inc., 0.220% due 02/01/12, collateralized by $8,102,000 Federal Farm Credit Bank, 1.500% due 08/24/16;(value—$8,160,996); proceeds: $8,000,049	8,000,000	8,000,000
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $463,322 US Treasury Notes, 3.625% due 02/15/21; (value—$547,194); proceeds: $536,000	536,000	536,000
Total repurchase agreements (cost—$48,536,000)		48,536,000
Total investments (cost—$412,547,738 which approximates cost for federal income tax purposes)—99.94%		412,547,738
Other assets in excess of liabilities—0.06%		245,025
Net assets (applicable to 412,794,899 shares of beneficial interest outstanding equivalent to$1.00 per share)—100.00%		$412,792,763

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2012 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012.

The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$1

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$100,546,926	$—	$100,546,926
Bank note	—	2,000,000	—	2,000,000
Certificates of deposit	—	59,999,979	—	59,999,979
Commercial paper	—	195,964,833	—	195,964,833
Short-term corporate obligations	—	5,500,000	—	5,500,000
Repurchase agreements	—	48,536,000	—	48,536,000
Total	$—	$412,547,738	$—	$412,547,738

Issuer breakdown by country of origin

Percentage of total investments
United States	76.6%
Japan	6.6
Canada	5.6
Sweden	4.2
Australia	2.9
Switzerland	2.2
United Kingdom	1.3
Finland	0.6
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.97% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 2.30% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.28% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Mortgage-Backed Securities Index (the "benchmark") returned 2.73%, and the Lipper US Mortgage Funds category posted a median return of 2.60%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period, partly due to a duration position that was slightly shorter than that of the benchmark's for most of the period. As US interest rates declined, this position had a negative impact on performance. (Duration measures a portfolio's sensitivity to interest rate changes.) An emphasis on the intermediate portion of the yield curve—which was a positive for performance when long maturity interest rates declined more than short maturity interest rates, causing the yield curve to flatten—offset the impact of this duration position. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates).

Tactical security selection among agency mortgage-backed securities ("MBS") was mixed for performance during the period. Active relative value strategies added to returns later in the period when the Portfolio capitalized on dislocations in value among agency MBS coupons, which resulted from policy-related headlines. A modest underweight to Ginnie Mae MBS, especially during the beginning of the period, detracted from performance as Ginnie Mae MBS outperformed conventional (Fannie Mae and Freddie Mac) MBS, due to strong demand from banks and international investors. An underweight to

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income.

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

lower coupon MBS also detracted from performance, as these securities were the least adversely impacted by concerns of a government-induced refinancing wave.

Exposure to senior non-agency MBS detracted from performance as prices declined given limited transaction activity, the general de-risking of balance sheets by dealers, and ongoing uncertainty regarding the state of the housing market. A modest allocation to commercial mortgage-backed securities ("CMBS") added to returns, as the CMBS sector benefited from continued demand for higher yielding assets. Within the Portfolio's non-agency MBS and CMBS allocations, an emphasis on securities more senior in the capital structure proved beneficial for results, as lower quality securities underperformed amid the risk aversion that accompanied policy stalemates in Europe and the US.

The Portfolio used options and options on swaps during the period, primarily to manage interest rate and volatility exposures, but also to generate income in expected interest rate scenarios. The use of these instruments during the period was positive for performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	2.25%	5.45%	6.28%	5.07%
Class B2	1.85	4.65	5.49	4.60[6]
Class C3	1.98	4.84	5.75	4.53
Class Y4	2.37	5.64	6.57	5.37
Class P5	2.30	5.63	6.54	5.32
After deducting maximum sales charge or PACE Select program fee
Class A1	(2.38)	0.69	5.29	4.59
Class B2	(3.15)	(0.35)	5.16	4.60[6]
Class C3	1.23	4.09	5.75	4.53
Class P5	1.28	3.54	4.43	3.23
Barclays Capital US Mortgage-Backed Securities Index[7]	2.73	6.61	6.61	5.64
Lipper US Mortgage Funds median	2.60	6.09	5.55	4.78

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 0.43%; 5-year period, 5.18%; 10-year period, 4.61%; Class B—1-year period, (0.61)%; 5-year period, 5.02%; 10-year period, 4.62%; Class C—1-year period, 3.98%; 5-year period, 5.64%; 10-year period, 4.57%; Class Y—1-year period, 5.53%; 5-year period, 6.45%; 10-year period, 5.40%; Class P—1-year period, 3.44%; 5-year period, 4.31%; 10-year period, 3.26%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.06% and 1.02%; Class B—1.83% and 1.77%; Class C—1.58% and 1.52%; Class Y—0.88% and 0.77%; and Class P—0.86% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2012 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	1.9 yrs.
Weighted average maturity	2.2 yrs.
Average coupon	3.22%
Average quality[1]	AAA
Net assets (mm)	$613.1
Number of holdings	452
Portfolio composition[2]	01/31/12
Bonds	135.4%
Swaptions purchased	0.0[3]
Investments sold short	(24.0)
Cash equivalents and other assets less liabilities	(11.4)
Total	100.0%
Asset allocation[2]	01/31/12
US government agency mortgage pass-through certificates	119.4%
Collateralized mortgage obligations	12.3
Asset-backed securities	2.6
Stripped mortgage-backed securities	1.1
Swaptions purchased	0.0[3]
Investments sold short	(24.0)
Cash equivalents and other assets less liabilities	(11.4)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

3  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Government national mortgage association certificates—22.72%
GNMA 3.500%, due 12/15/40	$227,670	$240,035
3.500%, due 01/15/41	3,184,839	3,357,809
3.500%, due 10/15/41	1,018,466	1,073,779
3.500%, due 11/15/41	3,758,357	3,962,475
3.500%, due 12/15/41	569,060	599,966
4.000%, due 04/15/40[1]	375,009	405,044
4.000%, due 06/15/40[1]	958,410	1,035,170
4.000%, due 08/15/40[1]	118,007	127,459
4.000%, due 09/15/40[1]	632,713	683,388
4.000%, due 10/15/40[1]	56,312	60,822
4.000%, due 11/15/40[1]	476,352	514,504
4.000%, due 12/15/40[1]	875,291	945,394
4.000%, due 01/15/41[1]	48,899	52,815
4.000%, due 02/15/41[1]	794,938	858,606
4.000%, due 07/15/41[1]	5,413,802	5,847,768
4.000%, due 08/15/41[1]	1,627,129	1,757,448
4.000%, due 09/15/41[1]	3,627,482	3,918,012
4.000%, due 10/15/41[1]	915,433	988,752
4.500%, due 03/15/39	292,538	320,478
4.500%, due 06/15/39	1,868,989	2,049,141
4.500%, due 07/15/39	288,990	316,591
4.500%, due 08/15/39	2,128,461	2,331,743
4.500%, due 09/15/39	2,666,794	2,926,491
4.500%, due 11/15/39	703,556	770,751
4.500%, due 01/15/40	908,652	993,447
4.500%, due 03/15/40	43,568	47,633
4.500%, due 04/15/40	29,303	32,038
4.500%, due 05/15/40	290,761	317,894
4.500%, due 06/15/40	1,813,175	1,982,379
4.500%, due 08/15/40	973,958	1,064,847
5.000%, due 04/15/36	120,935	134,129
5.000%, due 03/15/38	188,861	209,465
5.000%, due 05/15/40	1,364,369	1,513,222
5.000%, due 06/15/40	471,511	522,953
5.000%, due 05/15/41	498,180	554,867
5.500%, due 06/15/37	34,535	38,603
5.500%, due 07/15/37	79,222	88,555
5.500%, due 02/15/38	21,156	23,648
5.500%, due 07/15/38	91,354	102,102
5.500%, due 10/15/38	3,970,390	4,437,649
5.500%, due 12/15/38	74,259	82,999
5.500%, due 03/15/39	812,190	907,741
5.500%, due 04/15/39	29,857	33,370
5.500%, due 05/15/39	582,451	650,975
5.500%, due 09/15/39	2,866,575	3,203,819
5.500%, due 12/15/39	699,756	782,080
5.500%, due 01/15/40	16,219	18,127
5.500%, due 03/15/40	426,226	476,370
5.500%, due 04/15/40	26,786	30,046
5.500%, due 05/15/40	97,267	108,710
5.500%, due 06/15/40	133,821	149,565
6.000%, due 10/15/31	3,349	3,797
6.000%, due 03/15/34	3,697	4,187
6.000%, due 08/15/34	6,235	7,063

	Face amount	Value
Government national mortgage association certificates—(continued)
6.000%, due 07/15/36	$120,449	$137,003
6.500%, due 02/15/29	2,200	2,572
6.500%, due 11/15/34	17,690	20,432
6.500%, due 01/15/36	36,995	42,728
6.500%, due 03/15/36	2,069	2,387
6.500%, due 09/15/36	702,121	810,240
6.500%, due 02/15/37	39,401	45,333
6.500%, due 04/15/37	26,762	30,833
6.500%, due 01/15/38	18,466	21,310
6.500%, due 06/15/38	161,081	185,793
6.500%, due 07/15/38	64,367	73,958
6.500%, due 08/15/38	3,996	4,591
6.500%, due 10/15/38	374,850	430,698
6.500%, due 11/15/38	33,696	38,717
7.500%, due 08/15/21	5,601	6,056
7.500%, due 09/15/23	915	945
8.000%, due 02/15/23	1,322	1,550
8.250%, due 04/15/19	331,066	375,352
10.500%, due 02/15/19	26,179	26,315
10.500%, due 06/15/19	32,043	32,514
10.500%, due 07/15/19	50,303	51,624
10.500%, due 07/15/20	3,250	3,281
10.500%, due 08/15/20	28,831	30,301
10.500%, due 09/15/20	3,204	3,221
11.500%, due 05/15/19	2,945	3,074
GNMA II 4.000%, due 03/20/41	51,957	56,065
4.500%, due 06/20/40[1]	12,000,001	13,122,544
4.500%, due 08/20/40[1]	442,741	484,158
4.500%, due 05/20/41[1]	4,000,398	4,371,491
9.000%, due 04/20/25	21,996	26,870
9.000%, due 12/20/26	4,099	4,451
9.000%, due 01/20/27	12,406	12,909
9.000%, due 09/20/30	1,277	1,300
9.000%, due 10/20/30	8,292	10,296
9.000%, due 11/20/30	5,735	5,902
GNMA II ARM 1.625%, due 07/20/17	6,054	6,248
1.625%, due 09/20/21	136,736	141,101
1.625%, due 08/20/25	32,186	33,213
1.625%, due 09/20/25	40,294	41,580
1.625%, due 08/20/26	44,351	45,767
1.625%, due 07/20/27	17,315	17,868
1.625%, due 07/20/30	107,920	111,364
2.000%, due 09/20/26	6,888	7,113
2.000%, due 08/20/27	42,556	43,946
2.000%, due 07/20/30	33,838	34,943
2.000%, due 08/20/30	163,961	169,317
2.250%, due 02/20/28	3,719	3,838
2.375%, due 06/20/22	127,151	131,526
2.375%, due 01/20/23	97,894	101,202
2.375%, due 03/20/23	47,735	49,348
2.375%, due 01/20/24	123,210	127,373
2.375%, due 04/20/24	146,418	151,457
2.375%, due 01/20/25	11,312	11,694

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(concluded)
2.375%, due 02/20/25	$32,367	$33,460
2.375%, due 05/20/25	12,095	12,511
2.375%, due 03/20/26	26,172	27,056
2.375%, due 04/20/26	229,858	237,769
2.375%, due 06/20/26	97,455	100,808
2.375%, due 01/20/27	166,674	172,306
2.375%, due 02/20/27	16,080	16,623
2.375%, due 04/20/27	59,150	61,186
2.375%, due 01/20/28	18,506	19,132
2.375%, due 02/20/28	10,995	11,367
2.375%, due 04/20/30	39,914	41,288
2.375%, due 05/20/30	807,646	835,442
2.500%, due 04/20/18	4,431	4,586
2.500%, due 11/20/21	28,229	29,306
2.500%, due 03/20/25	41,085	42,550
2.500%, due 07/20/30	69,927	72,552
2.500%, due 08/20/30	7,736	8,026
2.500%, due 10/20/30	29,403	30,525
3.000%, due 04/20/18	7,284	7,580
3.000%, due 05/20/25	89,020	92,996
3.000%, due 06/20/25	25,287	26,316
3.500%, due 03/20/25	21,019	22,042
4.000%, due 01/20/18	121,318	127,525
4.000%, due 05/20/18	5,967	6,230
4.000%, due 06/20/19	14,574	15,218
4.500%, due 06/20/19	22,950	24,181
GNMA II TBA 4.000%	900,000	969,047
GNMA TBA 3.500%	8,430,000	8,872,575
4.500%	13,000,000	14,178,125
5.000%	24,000,000	26,542,501
6.000%	9,000,000	10,143,125
6.500%	1,000,000	1,144,453
Total government national mortgage association certificates (cost—$137,428,036)		139,300,840
Federal home loan mortgage corporation certificates*—24.12%
FHLMC 4.000%, due 10/01/40	2,054,817	2,170,240
4.000%, due 12/01/40	2,620,602	2,767,806
4.000%, due 07/01/41	1,587,819	1,677,754
4.000%, due 08/01/41	2,000,002	2,113,283
4.000%, due 09/01/41	2,735,865	2,890,826
4.500%, due 09/01/40	37,774,367	40,227,857
4.500%, due 04/01/41	6,318,441	6,728,831
4.500%, due 05/01/41	1,177,924	1,254,433
5.000%, due 11/01/27	71,570	76,845
5.000%, due 10/01/29	1,442,944	1,566,243
5.000%, due 09/01/33	883,472	972,726
5.000%, due 01/01/34	230,267	248,288
5.000%, due 06/01/34	75,213	81,193
5.000%, due 04/01/35	90,870	99,068

	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 07/01/35	$5,896,207	$6,365,936
5.000%, due 08/01/35	310,156	334,720
5.000%, due 10/01/35	253,286	273,346
5.000%, due 12/01/35	71,976	77,677
5.000%, due 06/01/37	478,530	515,458
5.000%, due 01/01/38	376,233	405,266
5.000%, due 03/01/38	347,881	374,726
5.000%, due 06/01/38	194,749	209,777
5.000%, due 07/01/38	753,303	811,434
5.000%, due 09/01/38	1,668,603	1,797,365
5.000%, due 10/01/38	541,885	583,701
5.000%, due 01/01/39	179,949	193,835
5.000%, due 05/01/39	140,429	151,200
5.000%, due 06/01/39	719,188	774,507
5.000%, due 08/01/39	134,944	145,295
5.000%, due 03/01/40	32,910	35,691
5.000%, due 07/01/40	705,424	759,640
5.000%, due 08/01/40	288,827	311,025
5.000%, due 09/01/40	1,045,512	1,127,300
5.000%, due 11/01/40	678,794	730,964
5.000%, due 02/01/41	1,834,259	1,975,409
5.000%, due 03/01/41	209,453	225,976
5.000%, due 04/01/41	5,369,554	5,794,031
5.000%, due 05/01/41	1,509,099	1,628,147
5.000%, due 06/01/41	296,475	319,863
5.000%, due 07/01/41	293,041	316,158
5.500%, due 06/01/28	19,356	21,013
5.500%, due 02/01/32	10,899	11,876
5.500%, due 12/01/32	12,841	13,985
5.500%, due 02/01/33	617,282	672,246
5.500%, due 05/01/33	12,667	13,795
5.500%, due 06/01/33	922,651	1,005,672
5.500%, due 12/01/33	321,189	349,789
5.500%, due 12/01/34	322,681	351,413
5.500%, due 06/01/35	5,868,031	6,388,497
5.500%, due 07/01/35	36,037	39,246
5.500%, due 10/01/35	996,528	1,083,704
5.500%, due 12/01/35	943,686	1,026,240
5.500%, due 06/01/36	3,411,085	3,712,687
5.500%, due 12/01/36	455,173	494,422
5.500%, due 03/01/37	855,520	932,091
5.500%, due 04/01/37	2,403,457	2,609,958
5.500%, due 10/01/37	56,670	61,539
5.500%, due 11/01/37	1,586,555	1,722,869
5.500%, due 01/01/38	946,193	1,027,488
5.500%, due 05/01/38	316,995	344,131
5.500%, due 07/01/38	1,430,372	1,552,820
5.500%, due 12/01/38	402,116	436,675
5.500%, due 01/01/39	648,464	704,178
5.500%, due 02/01/40	93,745	101,770
5.500%, due 03/01/40	46,730	50,745
5.500%, due 05/01/40	1,345,367	1,460,958
5.500%, due 02/01/41	221,662	240,568
6.000%, due 11/01/37	14,002,416	15,391,445
7.000%, due 08/01/25	883	1,019

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
7.500%, due 10/01/17	$1,115	$1,118
8.000%, due 03/01/13	6,854	6,928
9.000%, due 04/01/25	36,385	37,021
11.000%, due 09/01/15	600	627
11.000%, due 10/01/15	224	248
11.000%, due 12/01/15	3,532	3,972
11.000%, due 06/01/19	376	378
11.000%, due 08/01/20	25	25
11.000%, due 09/01/20	1,151	1,375
11.500%, due 01/01/16	2,056	2,094
11.500%, due 01/01/18	6,951	7,133
11.500%, due 05/01/19	1,900	1,907
11.500%, due 06/01/19	17,687	18,427
FHLMC ARM 2.262%, due 01/01/28	51,997	54,205
2.314%, due 11/01/27	150,596	158,962
2.372%, due 10/01/23	122,274	128,694
2.379%, due 07/01/24	228,368	230,750
2.388%, due 04/01/29	252,051	265,698
2.462%, due 11/01/29	520,386	551,392
2.488%, due 06/01/28	451,105	477,873
2.495%, due 12/01/29	118,456	125,646
2.508%, due 07/01/28	187,403	198,493
2.585%, due 01/01/29	242,254	256,644
2.590%, due 10/01/27	365,091	387,924
2.594%, due 11/01/25	310,262	329,782
2.629%, due 10/01/27	331,794	351,613
2.750%, due 01/01/30	35,902	36,241
3.113%, due 10/01/29	13,307	13,838
FHLMC TBA 4.000%	8,000,000	8,413,750
5.500%	4,500,000	4,871,250
Total federal home loan mortgage corporation certificates (cost—$146,052,293)		147,870,687
Federal housing administration certificates—0.17%
FHA GMAC 7.400%, due 02/01/21[2]	363,758	358,883
FHA Reilly 6.896%, due 07/01/20	656,944	656,944
Total federal housing administration certificates (cost—$1,021,586)		1,015,827
Federal national mortgage association certificates*—72.41%
FNMA 3.500%, due 11/01/25	2,321,989	2,468,172
3.500%, due 09/01/39[1]	291,644	303,354
3.500%, due 11/01/39[1]	485,883	505,342
3.500%, due 08/01/40[1]	754,793	784,750
3.500%, due 09/01/40[1]	55,061	57,266
3.500%, due 12/01/40[1]	12,134,720	12,620,700
3.500%, due 02/01/41[1]	239,933	249,542

	Face amount	Value
Federal national mortgage association certificates*—(continued)
3.500%, due 08/01/41[1]	$247,724	$257,645
3.500%, due 11/01/41[1]	497,607	517,535
3.500%, due 12/01/41[1]	25,300,013	26,313,248
3.500%, due 02/01/42[1]	23,000,000	23,921,122
4.000%, due 05/01/18	163,456	173,504
4.000%, due 03/01/19	171,375	181,936
4.000%, due 06/01/19	188,553	200,172
4.000%, due 07/01/24	1,714,870	1,818,677
4.000%, due 06/01/25	2,110,498	2,238,254
4.000%, due 03/01/26	1,792,308	1,904,723
4.000%, due 05/01/39[1]	514,413	547,809
4.000%, due 09/01/39[1]	856,691	914,986
4.000%, due 03/01/40[1]	9,584,032	10,141,852
4.000%, due 11/01/40[1]	7,852,808	8,309,864
4.000%, due 12/01/40[1]	8,216,246	8,694,456
4.000%, due 01/01/41[1]	36,642,226	38,774,916
4.000%, due 02/01/41[1]	12,269,792	12,987,181
4.000%, due 03/01/41[1]	6,913,073	7,317,597
4.500%, due 03/01/23	49,733	54,088
4.500%, due 07/01/39[1]	21,681	23,441
4.500%, due 09/01/39[1]	147,920	159,835
4.500%, due 07/01/41[1]	399,827	427,783
4.500%, due 08/01/41[1]	2,071,629	2,216,482
5.000%, due 08/01/18	36,490	39,339
5.000%, due 03/01/23	29,443	31,843
5.000%, due 05/01/23	533,558	579,871
5.000%, due 09/01/23	2,213,223	2,391,621
5.000%, due 07/01/24	3,015,271	3,303,548
5.000%, due 05/01/28	64,504	69,743
5.000%, due 06/01/28	266,255	287,883
5.000%, due 10/01/34[1]	804,985	870,375
5.000%, due 07/01/35[1]	3,882,167	4,197,518
5.000%, due 11/01/36[1]	6,102,309	6,596,573
5.000%, due 12/01/36[1]	67,385	72,837
5.000%, due 08/01/41[1]	83,892	90,837
5.000%, due 10/01/41[1]	342,281	370,620
5.500%, due 06/01/17	64,291	68,813
5.500%, due 02/01/32	33,508	36,675
5.500%, due 11/01/32	576,051	628,695
5.500%, due 12/01/33	5,305	5,829
5.500%, due 04/01/34	280,389	307,765
5.500%, due 01/01/35	237,385	260,859
5.500%, due 05/01/37	1,672,749	1,838,162
5.500%, due 07/01/37	2,555,002	2,781,708
5.500%, due 09/01/38	4,490,297	4,888,723
5.500%, due 06/01/39	8,183,983	8,993,270
6.000%, due 11/01/21	382,380	411,920
6.000%, due 06/01/22	40,482	43,584
6.000%, due 01/01/23	903,928	978,561
6.000%, due 03/01/23	1,596,627	1,719,970
6.000%, due 11/01/26	175,408	193,221
6.000%, due 04/01/32	51,164	57,031
6.000%, due 09/01/32	35,105	39,131
6.000%, due 10/01/32	65,515	73,028
6.000%, due 12/01/32	95,416	106,358

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 01/01/33	$227,360	$253,433
6.000%, due 02/01/33	115,920	129,213
6.000%, due 09/01/34	841,010	935,690
6.000%, due 04/01/35	2,749	3,040
6.000%, due 05/01/35	475,464	526,196
6.000%, due 06/01/35	107,047	118,386
6.000%, due 07/01/35	498,151	550,820
6.000%, due 08/01/35	292,071	323,009
6.000%, due 09/01/35	88,376	97,472
6.000%, due 01/01/36	226,174	251,122
6.000%, due 09/01/36	284,880	316,303
6.000%, due 10/01/36	522,385	575,434
6.000%, due 11/01/36	6,698	7,408
6.000%, due 01/01/37	432,651	477,098
6.000%, due 03/01/37	187,562	207,593
6.000%, due 08/01/37	453,260	498,865
6.000%, due 12/01/37	385,032	423,772
6.000%, due 09/01/38	1,801,249	1,981,920
6.000%, due 10/01/38	1,927,634	2,123,391
6.000%, due 11/01/38	4,025,477	4,451,887
6.000%, due 01/01/39	2,535,091	2,804,224
6.500%, due 09/01/12	542	548
6.500%, due 12/01/12	1,219	1,301
6.500%, due 01/01/13	367	375
6.500%, due 02/01/13	1,972	1,991
6.500%, due 03/01/13	4,468	4,514
6.500%, due 04/01/13	416	420
6.500%, due 06/01/13	5,878	6,063
6.500%, due 07/01/13	1,821	1,879
6.500%, due 08/01/13	2,319	2,391
6.500%, due 09/01/13	6,883	7,096
6.500%, due 10/01/13	4,923	5,081
6.500%, due 11/01/13	14,611	15,065
6.500%, due 07/01/19	32,950	36,861
6.500%, due 10/01/36	1,545,272	1,743,668
6.500%, due 02/01/37	22,145	24,912
6.500%, due 07/01/37	426,785	480,113
6.500%, due 08/01/37	578,374	650,643
6.500%, due 09/01/37	867,238	975,600
6.500%, due 12/01/37	1,378,209	1,550,418
6.500%, due 08/01/38	31,461	35,353
6.500%, due 05/01/40	6,597,463	7,380,590
7.500%, due 11/01/26	25,650	26,222
8.000%, due 11/01/26	38,389	43,492
9.000%, due 10/01/19	20,335	20,408
9.000%, due 02/01/26	28,137	32,344
10.500%, due 09/01/15	4,924	5,041
10.500%, due 08/01/20	912	997
10.500%, due 04/01/22	249	255
11.000%, due 10/01/15	889	903
11.000%, due 02/01/16	877	881
FNMA ARM 1.396%, due 03/01/44	570,462	585,456
1.609%, due 10/01/26	722,837	738,519
1.625%, due 09/01/15	34,614	34,832

	Face amount	Value
Federal national mortgage association certificates*—(concluded)
1.645%, due 07/01/30	$25,511	$25,821
2.204%, due 02/01/26	49,041	50,962
2.220%, due 09/01/26	29,427	30,807
2.313%, due 05/01/30	107,638	113,500
2.378%, due 02/01/30	7,565	7,630
2.657%, due 12/01/27	42,825	45,218
3.041%, due 03/01/25	203,332	214,061
FNMA TBA 3.000%	4,000,000	4,157,500
3.500%	7,000,000	7,365,313
4.000%[1]	22,000,000	23,310,938
4.500%[1]	65,000,000	69,338,908
5.000%[1]	43,000,000	46,413,596
5.500%	32,000,000	34,775,782
6.000%	17,500,000	19,232,246
Total federal national mortgage association certificates (cost—$434,524,684)		443,974,933
Collateralized mortgage obligations—12.28%
ARM Trust, Series 2005-8, Class 3A21 5.187%, due 11/25/35	2,230,562	1,488,664
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[3]	2,269,150	2,288,869
Series 2004-AC3, Class A2 5.500%, due 06/25/34[3]	2,559,403	2,557,128
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.556%, due 01/25/35[4,5]	247,431	163,350
Series 2007-2A, Class A1 0.406%, due 05/25/48[4,5]	1,558,189	685,603
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.491%, due 05/20/46[5]	4,032,047	1,961,466
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	60,069	66,927
Series 0159, Class H 4.500%, due 09/15/21	16,034	16,990
Series 1003, Class H 1.063%, due 10/15/20[5]	65,809	65,822
Series 1349, Class PS 7.500%, due 08/15/22	3,078	3,464
Series 1502, Class PX 7.000%, due 04/15/23	439,381	495,891
Series 1534, Class Z 5.000%, due 06/15/23	217,997	217,908
Series 1573, Class PZ 7.000%, due 09/15/23	71,000	79,986
Series 1658, Class GZ 7.000%, due 01/15/24	36,351	41,086

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 1694, Class Z 6.500%, due 03/15/24	$309,019	$328,283
Series 1775, Class Z 8.500%, due 03/15/25	7,198	8,203
Series 2411, Class FJ 0.640%, due 12/15/29[5]	52,422	52,470
Series 3312, Class FN 0.510%, due 07/15/36[5]	2,514,715	2,498,717
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	160,272	178,223
Trust 1988-007, Class Z 9.250%, due 04/25/18	163,507	182,559
Trust 1992-129, Class L 6.000%, due 07/25/22	10,043	11,189
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	31,201	35,120
Trust 1993-037, Class PX 7.000%, due 03/25/23	386,648	431,986
Trust 1993-240, Class Z 6.250%, due 12/25/13	739	763
Trust 1993-250, Class Z 7.000%, due 12/25/23	11,895	12,406
Trust 2004-72, Class F 0.776%, due 09/25/34[5]	2,950,325	2,957,898
Trust 2005-088, Class A 0.441%, due 10/25/35[5]	2,547,705	2,485,498
Trust 2007-4, Class DF 0.721%, due 02/25/37[5]	2,694,402	2,688,816
Trust G92-040, Class ZC 7.000%, due 07/25/22	42,209	46,557
Trust G94-006, Class PJ 8.000%, due 05/17/24	52,390	58,674
GNMA REMIC, Trust 2000-009, Class FH 0.790%, due 02/16/30[5]	43,064	43,200
Trust 2010-H01, Class FA 1.114%, due 01/20/60[5]	5,754,379	5,787,538
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.596%, due 02/25/35[5]	1,051,807	648,579
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.773%, due 06/27/37[4,5]	3,841,091	2,767,679
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.660%, due 07/15/19[4,5]	6,817,745	6,389,032
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 6.133%, due 07/15/44[5]	2,500,000	2,775,070
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.134%, due 12/25/34[5]	959,684	920,158
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.620%, due 10/25/41[4,5]	1,455,712	1,301,952

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Series 2007-FF1, Class A 0.610%, due 01/25/42[2,4,5]	$1,629,468	$1,464,739
Series 2007-FF3, Class A 0.600%, due 05/25/42[4,5]	6,141,080	5,503,943
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.643%, due 03/06/20[5]	3,947,188	3,944,740
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1
0.775%, due 12/26/36[4,5]	3,141,502	2,963,093
RiverView HECM Trust, Series 2008-1, Class A1 1.025%, due 09/26/41[4,5]	7,330,799	6,409,317
Sequoia Mortgage Trust, Series 5, Class A 0.631%, due 10/19/26[5]	383,803	332,018
Structured ARM Loan, Series 2007-4, Class 1A2 0.496%, due 05/25/37	520,533	280,441
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.486%, due 04/25/36[5]	1,668,331	900,990
Series 2007-AR5, Class A2 0.826%, due 09/25/47[5]	9,306,078	2,761,867
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.461%, due 09/25/33[5]	3,398,441	3,273,178
Series 2003-AR9, Class 2A 2.545%, due 09/25/33[5]	883,856	862,002
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	4,099,524	3,860,990
Total collateralized mortgage obligations (cost—$81,938,521)		75,301,042
Asset-backed securities—2.62%
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.526%, due 04/25/36[5]	1,037,786	888,431
Cumberland ClO Ltd., Series 2005-2A, Class A 0.694%, due 11/10/19[4,5]	7,788,424	7,554,000
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.026%, due 08/25/40[4,5]	283,338	203,927
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[5]	43,933	46,358

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.716%, due 08/25/33[5]	$426,284	$353,200
SLM Student Loan Trust, Series 2009-D, Class A 3.500%, due 08/17/43[4,5]	4,592,740	4,525,153
Series 2010-A, Class 2A 3.535%, due 05/16/44[4,5]	1,879,060	1,915,330
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.956%, due 01/25/34[5]	57,784	43,480
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.797%, due 04/17/21[4,5]	600,000	548,882
Total asset-backed securities (cost—$16,488,518)		16,078,761
Stripped mortgage-backed securities—1.08%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX* 1.573%, due 11/25/19[5,6,7]	24,698,812	2,067,167
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[6,7]	157,044	38,290
Series 2136, Class GD 7.000%, due 03/15/29[6,7]	10,580	1,735
Series 2178, Class PI 7.500%, due 08/15/29[6]	61,769	12,582
GNMA REMIC, Trust 2011-92, Class IX 1.444%, due 11/16/44[5,6,7]	37,218,032	3,318,285
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class XA 1.059%, due 06/15/44[4,5,6]	28,833,631	1,204,756
Total stripped mortgage-backed securities (cost—$6,193,811)		6,642,815
Short-term US government obligations[8]—2.13%
US Treasury Bills 0.043%, due 06/21/12	8,000,000	7,998,668
0.048%, due 03/15/12	1,640,000	1,639,906
0.028%, due 03/22/12	3,400,000	3,399,776
Total short-term US government obligations (cost—$13,038,458)		13,038,350

	Face amount	Value
Repurchase agreements—9.33%
Repurchase agreement dated 01/31/12 with Citigroup Global Markets, Inc., 0.210% due 02/01/12, collateralized by $5,600,000 Federal National Mortgage Association obligations, 0.500% due 09/06/13; (value—$5,613,462); proceeds: $5,500,032	$5,500,000	$5,500,000
Repurchase agreement dated 01/31/12 with Deutsche Bank Securities, Inc., 0.200% due 02/01/12, collateralized by $40,505,000 US Treasury Notes, 2.120% due 08/15/21; (value—$42,228,526); proceeds: $41,200,229	41,200,000	41,200,000
Repurchase agreement dated 01/31/12 with JP Morgan Securities LLC, 0.200% due 02/01/12, collateralized by $4,535,100 US Treasury Notes, 3.120% due 05/15/21; (value—$5,129,168); proceeds: $5,000,028	5,000,000	5,000,000
Repurchase agreement dated 01/31/12 with JP Morgan Securities LLC, 0.210% due 02/01/12, collateralized by $5,090,000 Federal National Mortgage Association obligations, 0.870% due 09/12/14; (value—$5,112,188); proceeds: $5,000,029	5,000,000	5,000,000
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $155,140 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $160,648 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $222,254 US Treasury Notes, 0.750% due 08/15/13; (value—$550,802); proceeds: $540,000	540,000	540,000
Total repurchase agreements (cost—$57,240,000)		57,240,000

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Swaptions purchased—0.03%
Put swaptions purchased—0.03%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.273%, expires 09/24/12, (Counterparty: Deutsche Bank AG; receive floating rate), underlying swap terminates 09/26/42[7]	$9,600,000	$107,845
3 Month USD LIBOR Interest Rate Swap, strike @ 2.000%, expires 09/24/12, (Counterparty: Bank of America N.A.; receive floating rate), underlying swap terminates 09/26/42[7]	6,400,000	71,897
Total swaptions (cost—$659,200)		179,742
Total investments before investments sold short (cost—$894,585,107)—146.89%		900,642,997

	Face amount	Value
Investments sold short—(23.99)%
FNMA TBA* 3.500%	$(63,000,000)	$(65,451,091)
4.000%	(66,000,000)	(69,764,059)
4.500%	(2,000,000)	(2,137,187)
5.000%	(2,000,000)	(2,155,938)
GNMA II TBA 4.500%	(4,000,000)	(4,357,500)
GNMA TBA 4.000%	(3,000,000)	(3,234,844)
Total investments sold short (proceeds—$145,758,438)— (23.99)%		(147,100,619)
Liabilities in excess of other assets—(22.90)%		(140,401,879)
Net assets—100.00%		$613,140,499

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 23.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,190,462
Gross unrealized depreciation	(9,132,572)
Net unrealized appreciation	$6,057,890

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$—	$10,200,009	$10,200,009	$—	$14

Written swaptions7

Notional amount (000)	Put options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
30,000	3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%; terminating 09/26/17	BOA	Pay	09/24/12	$273,000	$(31,920)	$241,080
45,000	3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%; terminating 09/26/17	DB	Pay	09/24/12	409,500	(47,880)	361,620
					$682,500	$(79,800)	$602,700

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Swaption activity for the six months ended January 31, 2012 was as follows:

Premiums received
Swaptions outstanding at July 31, 2011	$—
Swaptions written	1,566,395
Swaptions terminated in closing purchase transactions	(883,895)
Swaptions outstanding at January 31, 2012	$682,500

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$139,300,840	$—	$139,300,840
Federal home loan mortgage corporation certificates	—	147,870,687	—	147,870,687
Federal housing administration certificates	—	—	1,015,827	1,015,827
Federal national mortgage association certificates	—	443,974,933	—	443,974,933
Collateralized mortgage obligations	—	75,301,042	—	75,301,042
Asset-backed securities	—	16,078,761	—	16,078,761
Stripped mortgage-backed securities	—	6,642,815	—	6,642,815
Short-term US government obligations	—	13,038,350	—	13,038,350
Repurchase agreements	—	57,240,000	—	57,240,000
Swaptions purchased	—	179,742	—	179,742
Federal national mortgage association and government national mortgage association certificates sold short	—	(147,100,619)	—	(147,100,619)
Swaptions written, net	—	(79,800)	—	(79,800)
Total	$—	$752,446,751	$1,015,827	$753,462,578

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2012:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$1,078,815	$20,359,302	$4,763,949	$26,202,066
Purchases	—	—	—	—
Sales	(62,021)	(4,911)	(31,443)	(98,375)
Accrued discounts/(premiums)	(53)	(184,479)	(387,383)	(571,915)
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	(914)	(1,167,161)	177,918	(990,157)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(19,002,751)	(4,523,041)	(23,525,792)
Ending balance	$1,015,827	$—	$—	$1,015,827

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2012 was $(1,187). Transfers out of Level 3 represent the value at the end of the period. At January 31, 2012, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Step bond that converts to the noted fixed rate at a designated future date.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.11% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

6  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Illiquid security representing 0.91% of net assets as of January 31, 2012.

8  Rate shown is the discount rate at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 2.18% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.16% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Intermediate Government/Credit Index (the "benchmark") returned 2.84%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 1.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio lagged its benchmark during the reporting period. Detractors from performance included the Portfolio's credit and foreign agency allocations. Positive contributors to performance included our yield curve positioning and allocation to inflation-linked bonds ("ILB"). (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

The largest detractor during the period was credit sector allocation, most significantly in August and September 2011. Our overweight exposure to the credit sectors, particularly our high yield bond allocation and higher-beta bias (favoring those securities that are more sensitive to market volatility) hurt relative performance, as the European debt crisis and the US debt downgrade spurred a significant flight to quality. However, our high-beta bias worked in our favor during the last four months of the review period. This occurred as the European Central Bank offered European banks three-year fixed rate financing at 1.0% with relaxed collateral rules, which ignited an increase in investor risk appetite that lasted into 2012.

The seldom talked about sovereign plus/foreign agency sector detracted from performance due to the downgrade of Eksportfinans, a Norwegian export financing entity. This downgrade came given Norway's decision to wind down the entity. While it appears the wind-down and consequent retirement of debt will be orderly and without loss, the ratings agencies took action due to the entity losing its implicit government support.

The Portfolio's yield curve positioning contributed to performance. A large portion of the gains came in August 2011, as we implemented a flattening bias, which benefited from a strong rally in long-term bonds that

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Matthew Marra and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal.

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

was sparked by actions taken by the Federal Reserve Board (the "Fed") during the third quarter of 2011. At that time, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012. We successfully adjusted our yield curve positioning tactically for the remainder of the period as rates remained within a fairly narrow range.

The Portfolio's ILB allocation added modestly to performance, with the largest contribution to performance occurring in the last month of the review period. In addition to benefiting from an increase in investor risk appetite, ILBs performed well in January as the Fed made it clear that the federal funds rate will stay low well into the future. In addition, the probability increased that the Fed would institute a third round of quantitative easing. The expectation that an accommodative policy would continue increased the value of inflation-protected securities.

A number of derivative instruments were used during the reporting period. Futures were used to manage the overall duration and yield curve exposures of the Portfolio. Interest rate swaps were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to help hedge the foreign currency risk associated with buying non-US dollar-denominated bonds. Furthermore, we used these forward contracts to opportunistically express our views on certain currencies. Credit default swaps were used to manage the credit risk of corporate bonds held in the Portfolio. Overall, the use of these derivative instruments performed as expected during the reporting period.
Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	2.14%	5.03%	5.03%	3.54%
Class B2	1.75	4.23	4.24	3.07[6]
Class C3	1.80	4.49	4.50	3.02
Class Y4	2.27	5.29	5.29	3.80
Class P5	2.18	5.29	5.30	3.80
After deducting maximum sales charge or PACE Select program fee
Class A1	(2.44)	0.32	4.08	3.07
Class B2	(3.25)	(0.77)	3.90	3.07[6]
Class C3	1.05	3.74	4.50	3.02
Class P5	1.16	3.20	3.21	1.75
Barclays Capital US Intermediate Government/Credit Index[7]	2.84	6.47	6.08	5.25
Lipper Short-Intermediate Investment Grade Debt Funds median	1.67	4.34	5.23	4.52

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.35)%; 5-year period, 3.86%; 10-year period, 2.99%; Class B—1-year period, (1.46)%; 5-year period, 3.67%; 10-year period, 2.99%; Class C—1-year period, 3.13%; 5-year period, 4.31%; 10-year period, 2.94%; Class Y—1-year period, 4.59%; 5-year period, 5.08%; 10-year period, 3.72%; Class P—1-year period, 2.52%; 5-year period, 2.99%; 10-year period, 1.67%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—0.99% and 0.93%; Class B—1.81% and 1.68%; Class C—1.49% and 1.43%; Class Y—0.83% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68% . The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Intermediate Government/Credit Index is an unmanaged subset of the Barclays Capital US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	3.9 yrs.
Weighted average maturity	4.7 yrs.
Average coupon	2.63%
Net assets (mm)	$463.9
Number of holdings	194
Portfolio composition[1]	01/31/12
Bonds and notes	98.5%
Options, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Quality diversification[1]	01/31/12
US government and agency securities	62.9%
AAA	8.8
AA	4.5
A	5.4
BBB and below/non-rated	16.9
Options, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Asset allocation[1]	01/31/12
US government obligations	56.6%
Corporate notes	23.8
Collateralized mortgage obligations	6.8
US government agency mortgage pass-through certificates	6.0
Asset-backed securities	5.2
Non-US government obligations	0.1
Options, futures, swaps and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.8
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
US government obligations—56.62%
US Treasury Bonds 3.125%, due 11/15/41	655,000	$678,948
US Treasury Inflation Index Bonds (TIPS) 2.125%, due 02/15/41	697,329	977,895
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/16	8,804,321	9,342,212
2.000%, due 04/15/12	9,058,785	9,116,816
US Treasury Notes 0.250%, due 10/31/13	13,545,000	13,553,994
0.250%, due 12/15/14	7,675,000	7,666,005
0.250%, due 01/15/15	4,655,000	4,648,455
0.375%, due 11/15/14	35,875,000	35,964,687
0.875%, due 12/31/16	13,805,000	13,926,871
0.875%, due 01/31/17	1,225,000	1,234,858
1.000%, due 09/30/16	23,890,000	24,293,144
1.375%, due 12/31/18	4,700,000	4,748,100
1.500%, due 06/30/16	13,516,000	14,055,586
1.500%, due 07/31/16	38,215,000	39,737,638
2.000%, due 04/30/16	1,340,000	1,422,284
2.000%, due 11/15/21	20,475,700	20,834,025
2.125%, due 08/15/21	18,171,000	18,757,305
2.250%, due 07/31/18[2]	15,415,000	16,514,521
2.375%, due 05/31/18	21,020,000	22,701,600
2.375%, due 06/30/18	1,265,000	1,365,705
3.625%, due 02/15/20	920,000	1,074,675
Total US government obligations (cost—$258,204,187)		262,615,324
Federal farm credit bank certificate—1.36%
FFCB 2.625%, due 04/17/14 (cost—$5,993,875)	6,000,000	6,297,522
Federal home loan bank certificate—0.18%
FHLB 5.625%, due 06/13/16 (cost—$783,760)	725,000	829,362
Federal home loan mortgage corporation certificates*—3.86%
FHLMC 2.375%, due 01/13/22	4,715,000	4,767,478
3.525%, due 09/30/19	10,280,000	10,329,179
5.000%, due 11/13/14	2,500,000	2,793,780
Total federal home loan mortgage corporation certificates (cost—$17,672,999)		17,890,437

	Face amount[1]	Value
Federal national mortgage association certificates*—0.56%
FNMA 3.383%, due 10/09/19[3]	2,200,000	$1,699,682
4.625%, due 05/01/13	845,000	888,495
Total federal national mortgage association certificates (cost—$2,440,524)		2,588,177
Collateralized mortgage obligations—6.84%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.865%, due 05/17/60[4,5]	2,015,000	2,014,930
Arran Cards Funding PLC, Series 2012-1A, Class A1 1.087%, due 07/15/15[5]	3,225,000	3,225,903
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4 6.186%, due 06/11/35	108,325	108,244
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 1.016%, due 11/25/34[4]	386,100	342,411
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.117%, due 07/25/34	840,788	759,257
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39[4]	2,400,000	2,498,592
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.476%, due 04/25/46[4]	457,131	230,233
CWCapital COBALT, Series 2007-C3, Class A4 6.010%, due 05/15/46[4]	840,000	929,911
Extended Stay America Trust, Series 2010-ESHA, Class A 2.951%, due 11/05/27[5]	1,149,797	1,165,440
Series 2010-ESHA, Class D 5.498%, due 11/05/27[5]	1,210,000	1,232,551
FNMA REMIC*, Trust 2005-109, Class PV 6.000%, due 10/25/32	980,128	1,085,549
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[4]	1,342,406	1,427,802
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4 5.788%, due 08/10/45[4]	865,000	958,411
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.967%, due 10/15/54[4,5]	2,390,000	2,389,991

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
JPMorgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2 4.767%, due 03/12/39		1,455,000	$1,495,990
Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]		1,958,663	2,028,600
Series 2004-CBX, Class A4 4.529%, due 01/12/37		522,911	522,758
Series 2007-CB18, Class A3 5.447%, due 06/12/47		722,233	753,056
Series 2011-PLSD, Class A2 3.363%, due 11/13/44[5]		800,000	819,010
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36		139,749	134,616
Series 2007-S1, Class 1A2 5.500%, due 03/25/22		104,307	97,014
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42		2,075,000	2,277,493
Permanent Master Issuer PLC, Series 2006-1, Class 6A1 1.209%, due 04/15/20[4,6]	GBP	1,466,000	2,274,855
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14		363,565	385,440
Structured ARM Loan Trust, Series 2004-13, Class A2 0.576%, due 09/25/34[4]		197,779	145,290
Series 2004-6, Class 4A1 2.518%, due 06/25/34[4]		1,955,472	1,665,736
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[5]		500,240	481,182
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 0.966%, due 05/25/47[4]		509,646	297,506
Total collateralized mortgage obligations (cost—$31,893,263)			31,747,771
Asset-backed securities—5.24%
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840%, due 06/09/14		1,639,119	1,639,818
Citibank Omni Master Trust, Series 2009-A17, Class A17 4.900%, due 11/15/18[5]		2,108,000	2,313,023
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.466%, due 06/25/36[4]		659,450	540,239

	Face amount[1]	Value
Asset-backed securities—(concluded)
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A 2.060%, due 04/16/18[5]	1,185,000	$1,183,720
Series 2011-1, Class A 2.610%, due 03/15/19[5]	1,105,000	1,104,878
Lehman XS Trust, Series 2005-6, Class 1A1 0.536%, due 11/25/35[4]	424,775	183,322
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 1.310%, due 01/25/28[4]	3,300,000	3,089,258
Series 2008-5, Class A4 2.260%, due 07/25/23[4]	2,950,000	3,021,025
Series 2010-C, Class A1 1.939%, due 12/15/17[4,5]	771,644	773,853
Santander Consumer Acquired Receivables Trust, Series 2011-W0, Class A2 0.910%, due 11/15/13[5]	1,382,702	1,382,875
Santander Drive Auto Receivables Trust, Series 2010-B, Class A2 1.010%, due 07/15/13[5]	1,126,662	1,126,662
Series 2010-B, Class B 2.100%, due 09/15/14[5]	2,490,000	2,496,259
Series 2011-3, Class C 3.090%, due 05/15/17	1,290,000	1,290,064
Series 2011-S1A, Class B 1.480%, due 05/15/17[5]	1,004,705	1,000,020
Series 2011-S1A, Class D 3.100%, due 05/15/17[5]	739,489	733,018
Series 2011-S2A, Class B 2.060%, due 06/15/17[5]	707,413	706,730
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,243,881
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[5]	494,027	497,288
Total asset-backed securities (cost—$24,621,696)		24,325,933
Corporate notes—23.77%
Banking-non-US—3.49%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14[5]	487,000	506,951
Credit Suisse AG 5.400%, due 01/14/20	835,000	844,431
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[5]	1,300,000	1,310,166
DnB NOR Boligkreditt 2.100%, due 10/14/15[5]	1,700,000	1,699,356
Eksportfinans A/S 5.500%, due 05/25/16	1,275,000	1,237,871

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
HSBC Bank Brazil SA 4.000%, due 05/11/16[5]		2,275,000	$2,257,938
HSBC Holdings PLC 4.875%, due 01/14/22[7]		895,000	962,111
KFW 2.625%, due 01/25/22		4,285,000	4,357,099
NRW Bank 4.100%, due 12/28/12	CAD	870,000	883,266
Royal Bank of Canada MTN 2.300%, due 07/20/16[7]		70,000	71,552
Swedbank Hypotek AB 2.950%, due 03/28/16[5]		1,995,000	2,063,999
			16,194,740
Banking-US—1.87%
Bank of America Corp. 5.625%, due 10/14/16		450,000	465,202
5.625%, due 07/01/20		710,000	719,498
5.700%, due 01/24/22		835,000	864,925
Bank of America Corp., Series 1 3.750%, due 07/12/16		650,000	640,031
Capital One Financial Corp. 4.750%, due 07/15/21		1,125,000	1,184,133
Goldman Sachs Group, Inc. 5.750%, due 01/24/22		1,455,000	1,508,164
6.150%, due 04/01/18		800,000	862,654
JPMorgan Chase & Co. 4.350%, due 08/15/21		2,210,000	2,254,255
4.500%, due 01/24/22		190,000	195,792
			8,694,654
Consumer products—0.35%
Reynolds Group Issuer, Inc. 8.750%, due 10/15/16[5,8]		1,505,000	1,602,825
Diversified financial services—0.44%
General Electric Capital Corp. 5.500%, due 01/08/20		1,220,000	1,374,706
General Electric Capital Corp. MTN 4.375%, due 09/16/20		640,000	669,013
			2,043,719
Electric-integrated—1.88%
Constellation Energy Group, Inc. 5.150%, due 12/01/20		846,000	944,102
Duke Energy Corp. 3.950%, due 09/15/14		1,845,000	1,979,303
EDP Finance BV 5.375%, due 11/02/12[5]		963,000	962,037
Florida Power Corp. 4.800%, due 03/01/13		340,000	354,492
IPALCO Enterprises, Inc. 5.000%, due 05/01/18		1,600,000	1,578,000
Jersey Central Power & Light Co. 5.625%, due 05/01/16		550,000	623,266

	Face amount[1]		Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Pacificorp 5.500%, due 01/15/19		651,000	$772,414
Progress Energy, Inc. 5.625%, due 01/15/16		1,325,000	1,524,990
			8,738,604
Financial services—2.33%
Ally Financial, Inc. 4.500%, due 02/11/14		2,952,000	2,951,646
Citigroup, Inc. 4.587%, due 12/15/15		2,290,000	2,404,750
Credit Suisse AG Guernsey 5.860%, due 05/15/17[4,9]		1,125,000	978,750
Morgan Stanley 3.800%, due 04/29/16		155,000	150,608
4.200%, due 11/20/14		885,000	894,526
5.500%, due 07/28/21		860,000	850,370
SLM Corp. 5.645%, due 01/31/14[4]		1,700,000	1,718,564
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[5]		823,443	844,803
			10,794,017
Food products—0.09%
Kraft Foods, Inc. 6.500%, due 08/11/17		364,000	439,059
Gaming—0.28%
MGM Resorts International 13.000%, due 11/15/13		1,129,000	1,319,519
Insurance—2.00%
Fairfax Financial Holdings Ltd. 5.800%, due 05/15/21[5]		650,000	622,769
ING Verzekeringen NV 3.268%, due 06/21/21[4]	EUR	200,000	238,049
Metropolitan Life Global Funding I 2.000%, due 01/09/15[5]		2,200,000	2,222,077
5.125%, due 04/10/13[5]		1,850,000	1,939,076
5.125%, due 06/10/14[5]		245,000	266,230
Pricoa Global Funding I 5.400%, due 10/18/12[5]		2,175,000	2,247,155
Prudential Financial, Inc. MTN 3.000%, due 05/12/16		350,000	358,175
4.750%, due 09/17/15		360,000	389,069
5.800%, due 06/15/12		975,000	986,829
			9,269,429
Media—1.20%
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16		1,840,000	2,120,600
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17		625,000	685,938
COX Communications, Inc. 7.125%, due 10/01/12		350,000	365,267

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Media—(concluded)
DIRECTV Holdings/Financing 5.875%, due 10/01/19		315,000	$359,557
Dish DBS Corp. 6.625%, due 10/01/14		1,050,000	1,128,750
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14		561,000	605,880
News America, Inc. 9.500%, due 07/15/24		225,000	309,221
			5,575,213
Medical providers—0.72%
HCA, Inc. 6.750%, due 07/15/13		670,000	703,500
Life Technologies Corp. 5.000%, due 01/15/21		706,000	751,336
6.000%, due 03/01/20		42,000	47,426
Tenet Healthcare Corp. 8.875%, due 07/01/19		614,000	694,588
UnitedHealth Group, Inc. 3.375%, due 11/15/21		220,000	231,384
WellPoint, Inc. 7.000%, due 02/15/19		750,000	922,691
			3,350,925
Metals & mining—0.37%
Codelco, Inc. 3.750%, due 11/04/20[5]		370,000	385,013
Newcrest Finance Pty Ltd. 4.450%, due 11/15/21[5]		970,000	981,155
Vale Overseas Ltd. 4.375%, due 01/11/22		365,000	365,082
			1,731,250
Multi-line insurance—0.24%
Allianz Finance II BV 5.750%, due 07/08/41[4]	EUR	400,000	479,584
American International Group, Inc. 5.450%, due 05/18/17		600,000	614,863
			1,094,447
Oil & gas—1.63%
Anadarko Petroleum Corp. 5.750%, due 06/15/14		600,000	647,431
7.625%, due 03/15/14		300,000	333,416
BP Capital Markets PLC 3.125%, due 03/10/12		1,690,000	1,694,781
Continental Resources, Inc. 8.250%, due 10/01/19		1,420,000	1,583,300
Linn Energy LLC 6.500%, due 05/15/19[5]		1,132,000	1,143,320
Nexen, Inc. 7.500%, due 07/30/39		320,000	405,854
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[5]		1,092,000	1,128,036

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
PBF Holding Co. LLC/PBF Finance Corp. 8.250%, due 02/15/20[5]	650,000	$641,062
		7,577,200
Oil services—0.36%
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,540,947
5.875%, due 03/01/18	95,000	104,196
		1,645,143
Paper & forest products—0.79%
Georgia-Pacific LLC 8.250%, due 05/01/16[5]	925,000	1,025,332
International Paper Co. 4.750%, due 02/15/22	1,025,000	1,107,989
6.000%, due 11/15/41	125,000	142,416
7.950%, due 06/15/18	1,120,000	1,397,750
		3,673,487
Pipelines—1.70%
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,835,910
6.500%, due 04/01/20	235,000	262,469
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,525,000	1,591,275
5.200%, due 09/01/20	591,000	663,294
6.300%, due 09/15/17	675,000	796,934
Spectra Energy Partners LP 2.950%, due 06/15/16	1,075,000	1,102,007
The Williams Cos., Inc. 8.750%, due 03/15/32[8]	464,000	613,185
		7,865,074
Real estate investment trusts—0.55%
ERP Operating LP 6.625%, due 03/15/12	780,000	785,335
Rouse Co. LP 6.750%, due 05/01/13[5]	1,087,000	1,116,892
UDR, Inc. MTN 4.250%, due 06/01/18	600,000	627,019
		2,529,246
Real estate management services—0.25%
ProLogis LP 6.250%, due 03/15/17	1,050,000	1,157,210
Retail—0.70%
Dollar General Corp. 11.875%, due 07/15/17[10]	1,002,000	1,105,947
Macy's Retail Holdings, Inc. 5.750%, due 07/15/14	547,000	598,291
5.875%, due 01/15/13	192,000	199,485
7.450%, due 07/15/17	1,118,000	1,364,450
		3,268,173

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate notes—(concluded)
Special purpose entity—0.56%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14[4]	GBP	350,000	$559,264
Crown Castle Towers LLC 6.113%, due 01/15/20[5]		1,805,000	2,024,502
			2,583,766
Telecommunications—1.12%
Qwest Corp. 7.500%, due 10/01/14		194,000	214,855
7.625%, due 06/15/15		115,000	130,924
8.375%, due 05/01/16		350,000	407,548
SBA Tower Trust 4.254%, due 04/15/15[5,8]		1,200,000	1,241,686
Sprint Nextel Corp. 9.000%, due 11/15/18[5]		458,000	493,495
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	947,027
6.421%, due 06/20/16		950,000	1,017,441
Virgin Media Secured Finance PLC 5.500%, due 01/15/21	GBP	190,000	302,396
6.500%, due 01/15/18		405,000	435,375
			5,190,747
Telephone-integrated—0.28%
Qwest Communications International, Inc. 7.125%, due 04/01/18		1,197,000	1,280,790
Utilities—0.57%
Tennessee Valley Authority 5.250%, due 09/15/39		2,095,000	2,649,440
Total corporate notes (cost—$106,958,449)			110,268,677
Non-US government obligation—0.05%
Republic of Italy 6.875%, due 09/27/23 (cost—$226,034)		224,000	227,629
Repurchase agreement—2.92%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $3,890,862 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $4,028,987 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $5,574,048 US Treasury Notes, 0.750% due 08/15/13; (value—$13,813,903); proceeds: $13,543,004 (cost—$13,543,000)		13,543,000	13,543,000

	Number of contracts/ Notional amount[1]		Value
Options purchased—0.07%
Call options purchased—0.02%
EUR Call/USD Put @ $1.45, expires 02/17/12	EUR	4,625,000	$6
US Treasury Note 10 Year Futures, strike @ $133.50, expires 05/25/12		102	97,219
			97,225
Put options & swaptions purchased—0.05%
3 Month LIBOR Interest Rate Swap, strike @ 3.250%, expires 08/11/14 (Counterparty: JP Morgan Chase Bank; receive floating rate); underlying swap terminates 08/13/16		59,300,000	107,653
6 Month EURIBOR 30 Year Swap, strike @ 4.500%, expires 11/11/13 (Counterparty: Credit Suisse International; receive floating rate); underlying swap terminates 11/11/13	EUR	2,200,000	28,806
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 09/16/13 (Counterparty: Credit Suisse International; receive floating rate); underlying swap terminates 09/18/43	EUR	2,700,000	29,109
6 Month EURIBOR Interest Rate Swap, strike @ 4.500%, expires 10/21/13 (Counterparty: Goldman Sachs Bank USA; receive floating rate); underlying swap terminates 10/23/43	EUR	2,500,000	30,542
US Treasury Note 10 Year Futures, strike @ $127.50, expires 05/25/12		102	39,844
USD Call/JPY Put, strike @ JPY 73, expires 02/17/12		7,090,000	1,333
			237,287
Total options & swaptions purchased (cost—$832,973)			334,512

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—0.22%
Money market fund—0.22%
UBS Private Money Market Fund LLC[11] (cost—$1,039,888)	1,039,888	$1,039,888
Total investments (cost—$464,210,648)—101.69%		471,708,232
Liabilities in excess of other assets—(1.69)%		(7,840,807)
Net assets—100.00%		$463,867,425

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 36.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,858,623
Gross unrealized depreciation	(2,361,039)
Net unrealized appreciation	$7,497,584

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
96	USD	US Treasury Bond 30 Year Futures	March 2012	$13,895,528	$13,962,000	$66,472
292	USD	US Treasury Note 2 Year Futures	March 2012	64,410,122	64,459,000	48,878
112	USD	US Treasury Note 10 Year Futures	March 2012	14,764,115	14,812,000	47,885
				$93,069,765	$93,233,000	$163,235
				Proceeds
US Treasury futures sell contracts:
44	USD	Ultra Long-Term US Treasury Bond Futures	March 2012	$6,960,682	$7,038,625	$(77,943)
178	USD	US Treasury Note 5 Year Futures	March 2012	21,896,471	22,080,344	(183,873)
				$28,857,153	$29,118,969	$(261,816)
						$(98,581)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
CITI	AUD	2,190,000	CAD	2,313,658	03/26/12	$(6,822)
CITI	EUR	557,000	USD	715,467	04/18/12	(13,302)
CITI	GBP	1,950,000	USD	2,986,870	04/11/12	(84,195)
RBS	CAD	887,000	USD	868,559	04/11/12	(14,645)
						$(118,964)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CSI	USD	5,200	04/20/16	2.259%	3 Month USD LIBOR	$—	$(311,536)	$(311,536)
CSI	USD	7,600	12/05/21	2.244	3 Month USD LIBOR	—	(244,913)	(244,913)
CSI	USD	2,800	01/20/22	2.003	3 Month USD LIBOR	—	(24,117)	(24,117)
CSI	USD	2,800	01/20/22	2.000	3 Month USD LIBOR	—	(23,467)	(23,467)
CSI	USD	3,100	01/30/22	2.056	3 Month USD LIBOR	—	(41,275)	(41,275)
CSI	USD	1,900	04/19/41	4.263	3 Month USD LIBOR	—	(652,995)	(652,995)
CSI	USD	2,300	01/11/42	2.683	3 Month USD LIBOR	—	(26,263)	(26,263)
GS	USD	11,100	12/22/13	3 Month USD LIBOR	0.739%	—	48,190	48,190
JPMCB	USD	11,900	08/13/16	3 Month USD LIBOR	2.250	—	214,307	214,307
						$—	$(1,062,069)	$(1,062,069)

Credit default swaps on corporate issues—buy protection13

					Rate type
Counterparty	Referenced obligations[14]	Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Upfront payments (made)	Value	Unrealized depreciation
CSI	Entergy Corp. bond, 3.625%, 09/15/15	USD	2,350	12/20/16	1.000%	$(153,715)	$141,426	$(12,289)
CSI	Noble Energy Inc. bond, 5.250%, due 04/15/14	USD	2,400	12/20/16	1.000	(68,612)	31,388	(37,224)
						$(222,327)	$172,814	$(49,513)

Credit default swaps on corporate issues—sell protection15

					Rate type
Counterparty	Referenced obligations[14]	Notional amount (000)		Termination date	Payments received by the Portfolio[12]	Upfront payments received	Value	Unrealized appreciation (depreciation)	Credit spread[16]
CSI	Kinder Morgan Energy Partners, L.P. bond, 5.125%, due 11/15/14	USD	3,725	09/20/16	1.000%	$60,752	$(124,754)	$(64,002)	1.76%
GS	MBIA Insurance Corp. bond, 6.625%, due 10/01/28	USD	2,425	09/20/12	5.000	412,924	(145,501)	267,423	15.10
JPMCB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	2,000	12/20/16	1.000	196,180	(152,632)	43,548	2.72
						$669,856	$(422,887)	$246,969

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$262,615,324	$—	$262,615,324
Federal farm credit bank certificate	—	6,297,522	—	6,297,522
Federal home loan bank certificate	—	829,362	—	829,362
Federal home loan mortgage corporation certificates	—	17,890,437	—	17,890,437
Federal national mortgage association certificates	—	2,588,177	—	2,588,177
Collateralized mortgage obligations	—	31,747,771	—	31,747,771
Asset-backed securities	—	24,325,933	—	24,325,933
Corporate notes	—	110,268,677	—	110,268,677
Non-US government obligations	—	227,629	—	227,629
Repurchase agreement	—	13,543,000	—	13,543,000
Options & swaptions purchased	137,063	197,449	—	334,512
Investment of cash collateral from securities loaned	—	1,039,888	—	1,039,888
Futures contracts, net	(98,581)	—	—	(98,581)
Forward foreign currency contracts, net	—	(118,964)	—	(118,964)
Swap agreements, net	—	(1,312,142)	—	(1,312,142)
Total	$38,482	$470,140,063	$—	$470,178,545

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.0%
Germany	0.9
United Kingdom	0.7
Brazil	0.7
Norway	0.6
Netherlands	0.5
Sweden	0.4
Canada	0.4
Switzerland	0.4
Spain	0.4
Cayman Islands	0.4
Ireland	0.3
Australia	0.2
Chile	0.1
Total	100.0%

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 11.94% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2012, the value of these securities amounted to 0.49% of net assets.

7  Security, or portion thereof, was on loan at January 31, 2012.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$4,196,400	$116,569,908	$119,726,420	$1,039,888	$271

12  Payments made/received are based on the notional amount.

13  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

14  Payment from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the referenced obligations.

15  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligations.

16  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 5.08% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.03% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Government/Credit Index (the "benchmark") returned 5.05%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 3.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 39. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio modestly outperformed its benchmark during the reporting period (although, as noted above, it underperformed its benchmark after taking fees into consideration). An underweight to corporate bonds added to returns, as the sector lagged like-duration Treasuries amid heightened risk aversion. This was mitigated by an emphasis on the bonds of financial companies, as these securities lagged the broader corporate bond sector.

An allocation to local rates in Brazil was positive for performance as their rates fell. A modest exposure to a basket of emerging markets currencies detracted from returns, as investors fled to the safety of the US dollar.

A short US duration position was negative for returns as US interest rates, especially long maturity interest rates, declined during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) This was offset by duration exposure outside of the US, particularly in the UK and Australia, as rates fell across the globe.

Exposure to agency mortgage-backed securities ("MBS") detracted from returns when this sector lagged like-duration Treasuries during the reporting period. Holdings of senior non-agency MBS also impacted performance negatively, while a small allocation to commercial mortgage-backed securities ("CMBS") added to returns.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation.

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Derivatives use generated positive results during the period.

Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were also utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions. Money market futures were used to manage exposures at the front end of the yield curve.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	5.04%	10.29%	9.09%	6.88%
Class B2	4.56	9.45	8.26	6.40[6]
Class C3	4.71	9.76	8.55	6.35
Class Y4	5.08	10.55	9.40	7.18
Class P5	5.08	10.54	9.35	7.16
After deducting maximum sales charge or PACE Select program fee
Class A1	0.29	5.36	8.09	6.39
Class B2	(0.44)	4.45	7.97	6.40[6]
Class C3	3.96	9.01	8.55	6.35
Class P5	4.03	8.35	7.19	5.03
Barclays Capital US Government/Credit Index[7]	5.05	9.81	6.79	5.89
Lipper Intermediate Investment Grade Debt Funds median	3.41	7.47	6.22	5.42

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 4.68%; 5-year period, 7.76%; 10-year period, 6.41%; Class B—1-year period, 3.68%; 5-year period, 7.62%; 10-year period, 6.42%; Class C—1-year period, 8.30%; 5-year period, 8.22%; 10-year period, 6.38%; Class Y—1-year period, 9.77%; 5-year period, 9.06%; 10-year period, 7.20%; Class P—1-year period, 7.58%; 5-year period, 6.85%; 10-year period, 5.06%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.09% and 1.06%; Class B—1.85% and 1.81%; Class C—1.53% and 1.53%; Class Y—0.96% and 0.81%; and Class P—0.84% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	5.8 yrs.
Weighted average maturity	7.8 yrs.
Average coupon	3.93%
Net assets (mm)	$865.9
Number of holdings	296
Portfolio composition[1]	01/31/12
Bonds, notes and loan assignments	84.1%
Preferred stock	0.8
Investments sold short	(3.1)
Swaptions, futures, swaps and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	17.1
Total	100.0%
Quality diversification[1]	01/31/12
US government and agency securities	42.0%
AAA	2.6
AA	5.3
A	10.2
BBB	7.3
BB	3.7
B	1.1
Below B/non-rated	11.9
Preferred stock	0.8
Investments sold short	(3.1)
Swaptions, futures, swaps and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	17.1
Total	100.0%
Asset allocation[1]	01/31/12
Collateralized mortgage obligations	24.2%
Corporate notes	21.2
US government obligations	20.1
Non-US government obligations	6.2
US government agency mortgage pass-through certificates	6.2
Municipal bonds and notes	2.9
Asset-backed securities	1.9
Loan assignments	1.4
Preferred stock	0.8
Investments sold short	(3.1)
Swaptions, futures, swaps and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	17.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
US government obligations—20.15%
US Treasury Bonds 2.125%, due 08/15/21	39,100,000	$40,361,601
8.000%, due 11/15/21[2]	23,500,000	36,902,332
US Treasury Notes 2.000%, due 11/15/21	32,800,000	33,374,000
3.125%, due 05/15/21	56,800,000	63,829,000
Total US government obligations (cost—$165,838,292)		174,466,933
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23	6,437	6,635
1.625%, due 07/20/25	8,228	8,490
2.375%, due 01/20/26	15,123	15,634
2.375%, due 05/20/26	25,396	26,270
Total government national mortgage association certificates (cost—$55,723)		57,029
Federal home loan mortgage corporation certificates*—0.19%
FHLMC 7.645%, due 05/01/25	1,290,956	1,524,538
FHLMC ARM 5.684%, due 03/01/36	147,269	158,880
Total federal home loan mortgage corporation certificates (cost—$1,441,653)		1,683,418
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	39,021	39,021
FHA Reilly 7.430%, due 10/01/20	11,898	11,898
Total federal housing administration certificates (cost—$54,091)		50,919
Federal national mortgage association certificates*—6.00%
FNMA 3.500%, due 11/01/21	4,189,077	4,455,203
3.500%, due 12/01/25[3]	1,700,941	1,792,000
4.000%, due 11/01/40[3]	110,984	117,444
4.000%, due 01/01/41[3]	12,345,271	13,063,804
4.000%, due 02/01/41[3]	9,556,899	10,113,140
4.000%, due 09/01/41[3]	2,160,543	2,286,969
4.000%, due 01/01/42[3]	534,275	565,538
4.500%, due 04/01/29	1,891,845	2,025,309
4.500%, due 08/01/35[3]	193,198	206,767
4.500%, due 08/01/41[3]	557,133	596,088
5.396%, due 11/01/34	11,263,615	13,024,839

	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
FNMA ARM 1.596%, due 08/01/40	118,788	$120,550
2.313%, due 05/01/30	107,638	113,500
2.409%, due 04/01/27	27,452	29,074
2.456%, due 05/01/27	39,956	42,516
5.178%, due 10/01/35	255,583	270,905
5.234%, due 09/01/35	239,753	254,683
5.315%, due 11/01/35	357,603	384,831
5.363%, due 01/01/36	338,743	364,469
5.499%, due 03/01/36	281,648	303,616
5.602%, due 12/01/35	227,729	245,899
5.609%, due 03/01/36	183,666	196,792
5.615%, due 02/01/36	395,791	426,834
5.671%, due 01/01/36	180,367	193,186
5.711%, due 03/01/36	324,902	350,551
5.791%, due 03/01/36	252,693	272,850
5.816%, due 06/01/36	69,370	75,022
FNMA ARM COFI 3.250%, due 11/01/26[4]	84,688	74,722
Total federal national mortgage association certificates (cost—$49,394,068)		51,967,101
Collateralized mortgage obligations—24.18%
ARM Trust, Series 2005-5, Class 2A1 2.860%, due 09/25/35	396,768	282,741
Banc of America Funding Corp., Series 2005-D, Class A1 2.682%, due 05/25/35[5]	3,172,443	3,031,555
Series 2007-3, Class 2A1 5.500%, due 09/25/34	797,204	790,357
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 2.035%, due 11/15/15[5,6]	3,142,010	2,914,912
Series 2010-UB5, Class A4A 5.670%, due 02/17/51[5,6]	2,500,000	2,777,850
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.434%, due 07/20/32[5]	6,535	6,003
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.448%, due 10/25/33[5]	39,117	30,352
Series 2004-9, Class 2A1 2.659%, due 09/25/34[5]	988,346	690,401
Series 2005-7, Class 22A1 2.807%, due 09/25/35[5]	1,501,975	945,546
Series 2006-1, Class 21A2 2.765%, due 02/25/36[5]	1,511,294	583,007
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 5.579%, due 04/25/33	29,797	28,552

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2003-1, Class 6A1 2.691%, due 04/25/33	88,771	$79,387
Series 2003-5, Class 2A1 2.615%, due 08/25/33	570,242	548,729
Series 2004-3, Class 1A2 2.828%, due 07/25/34	419,882	343,240
Series 2004-6, Class 2A1 2.826%, due 09/25/34	2,063,088	1,683,639
Series 2004-7, Class 1A1 2.940%, due 10/25/34	563,671	435,941
Series 2004-9, Class 22A1 3.207%, due 11/25/34	61,834	59,095
Series 2005-2, Class A1 2.710%, due 03/25/35	1,865,608	1,746,191
Series 2005-5, Class A2 2.250%, due 08/25/35	3,246,008	2,766,209
Series 2005-9, Class A1 2.400%, due 10/25/35	2,151,719	1,733,829
Series 2005-10, Class A1 2.704%, due 10/25/35	180,690	179,262
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	2,733,301
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	2,355,320	2,355,527
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.323%, due 08/25/35[5]	3,680,805	3,306,953
Series 2005-6, Class A2 2.450%, due 09/25/35[5]	224,514	185,644
Series 2005-6, Class A3 2.100%, due 09/25/35[5]	39,777	36,130
Series 2005-11, Class A1A 2.660%, due 05/25/35[5]	1,019,616	898,122
Series 2006-AR1, Class 1A1 2.660%, due 10/25/35[5]	5,095,235	4,025,934
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	335,890	351,907
Series 2005-62, Class 2A1 1.197%, due 12/25/35[5]	656,607	379,187
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,465,712	952,822
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[5,6]	1,329,983	1,330,459
Series 2004-12, Class 11A1 2.797%, due 08/25/34[5]	693,314	494,599
Series 2004-12, Class 11A2 2.797%, due 08/25/34[5]	445,702	330,122
Series 2004-12, Class 12A1 2.777%, due 08/25/34[5]	165,029	125,325
Series 2005-HYB9, Class 5A1 2.610%, due 02/20/36[5]	448,347	263,005

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class B4 6.100%, due 06/10/32[8]	2,981,058	$3,068,674
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	88,960	97,884
Series 1367, Class KA 6.500%, due 09/15/22	1,749	1,914
Series 1502, Class PX 7.000%, due 04/15/23	488,787	551,651
Series 1503, Class PZ 7.000%, due 05/15/23	166,874	187,878
Series 1534, Class Z 5.000%, due 06/15/23	174,398	174,326
Series 1548, Class Z 7.000%, due 07/15/23	123,336	144,739
Series 1562, Class Z 7.000%, due 07/15/23	204,606	230,682
Series 1694, Class Z 6.500%, due 03/15/24	94,151	100,020
Series 2061, Class Z 6.500%, due 06/15/28	343,643	357,244
Series 2400, Class FQ 0.790%, due 01/15/32[5]	173,280	173,886
Series 2579, Class DZ 5.000%, due 03/15/34	7,391,206	8,248,191
Series 2764, Class LZ 4.500%, due 03/15/34	2,843,364	3,177,965
Series 2764, Class ZG 5.500%, due 03/15/34	5,379,589	6,156,736
Series 2835, Class JZ 5.000%, due 08/15/34	2,542,614	2,782,718
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	7,137,167
Series 2983, Class TZ 6.000%, due 05/15/35	6,408,456	7,427,892
Series 3149, Class CZ 6.000%, due 05/15/36	8,924,690	10,415,673
Series G23, Class KZ 6.500%, due 11/25/23	136,521	152,108
Series T-054, Class 2A 6.500%, due 02/25/43	944,953	1,043,881
Series T-058, Class 2A 6.500%, due 09/25/43	3,483,572	4,054,840
Series T-075, Class A1 0.316%, due 12/25/36[5]	1,966,092	1,954,897
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.743%, due 08/25/35[5]	108,238	83,694
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	7,328	7,900
Series 1992-040, Class ZC 7.000%, due 07/25/22	21,166	23,346

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1992-129, Class L 6.000%, due 07/25/22	9,739	$10,850
Series 1993-037, Class PX 7.000%, due 03/25/23	26,808	29,951
Series 1993-060, Class Z 7.000%, due 05/25/23	150,662	169,604
Series 1993-065, Class ZZ 7.000%, due 06/25/13	47,563	48,777
Series 1993-070, Class Z 6.900%, due 05/25/23	24,128	27,053
Series 1993-096, Class PZ 7.000%, due 06/25/23	144,056	162,360
Series 1993-160, Class ZB 6.500%, due 09/25/23	49,510	51,013
Series 1993-163, Class ZB 7.000%, due 09/25/23	13,215	14,278
Series 1994-023, Class PX 6.000%, due 08/25/23	191,989	201,271
Series 1998-066, Class FG 0.576%, due 12/25/28[5]	97,414	97,515
Series 1998-M7, Class Z 6.390%, due 05/25/36	6,896	6,888
Series 1999-W4, Class A9 6.250%, due 02/25/29	726,720	829,150
Series 2000-034, Class F 0.726%, due 10/25/30[5]	13,348	13,396
Series 2002-080, Class A1 6.500%, due 11/25/42	1,747,263	1,953,113
Series 2003-064, Class AH 6.000%, due 07/25/33	8,793,937	9,845,200
Series 2003-W8, Class 2A 7.000%, due 10/25/42	91,370	106,819
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	1,440,656	1,608,663
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,983,306	2,291,338
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,600,361	1,790,469
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,679,596	8,936,148
Series 2005-120, Class ZU 5.500%, due 01/25/36	8,377,742	9,722,688
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,205,221
GNMA REMIC, Trust Series 2000-009, Class FG 0.890%, due 02/16/30[5]	119,270	119,741
Trust Series 2002-031, Class FW 0.690%, due 06/16/31[5]	124,798	125,073
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	16,303,245	18,448,222
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	6,983,782	8,353,545

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 1.142%, due 03/06/20[5,6]	1,893,219	$1,890,742
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.658%, due 09/25/35[5]	1,802,702	1,555,586
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.631%, due 01/19/35[5]	123,972	69,102
Series 2005-4, Class 3A1 2.775%, due 07/19/35[5]	659,983	444,815
Housing Security, Inc., Series 1992-8, Class B 3.049%, due 06/25/24[5]	245,600	238,788
JP Morgan Mortgage Trust, Series 2005-A8, Class 1A1 5.397%, due 11/25/35[5]	4,816,837	4,299,437
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.494%, due 01/20/17[4,5]	223,047	223,694
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.486%, due 04/25/46[5]	1,867,336	699,986
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.726%, due 12/25/36[5]	1,651,715	503,905
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	38,301	38,284
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,168,208
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.658%, due 04/20/35[5]	2,619,823	2,344,742
Series 2007-3, Class 1A1 0.481%, due 07/20/36[5]	631,009	466,656
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	224,988	250,437
Series 2000-20K, Class 1 7.220%, due 11/01/20	385,652	432,255
Series 2002-20K, Class 1 5.080%, due 11/01/22	2,069,771	2,271,448
Series 2003-20I, Class 1 5.130%, due 09/01/23	431,404	475,088
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,128,220	1,239,611
Series 2004-P10A, Class 1 4.504%, due 02/10/14	1,183,362	1,221,007
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,530,802	1,697,669
Series 2007-20D, Class 1 5.320%, due 04/01/27	4,522,002	5,072,891

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.630%, due 07/25/34	1,299,492	$1,150,168
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.941%, due 09/19/32[5]	406,154	345,980
Series 2006-AR3, Class 11A1 0.486%, due 04/25/36[5]	4,637,960	2,504,753
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,787,906	1,733,055
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.597%, due 06/25/42[5]	54,055	41,254
Series 2005-AR1, Class A1A 0.596%, due 01/25/45[5]	150,832	117,218
Series 2005-AR13, Class A1A1 0.566%, due 10/25/45[5]	1,730,076	1,297,773
Series 2005-AR2, Class 2A1A 0.586%, due 01/25/45[5]	175,357	136,219
Series 2006-AR2, Class 2A1 5.374%, due 03/25/36[5]	1,793,680	1,516,538
Series 2006-AR7, Class 3A 2.701%, due 07/25/46[5]	2,687,664	1,833,954
Series 2006-AR9, Class 1A 1.197%, due 08/25/46[5]	1,878,036	1,121,672
Series 2006-AR9, Class 2A 2.701%, due 08/25/46[5]	1,447,066	971,191
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.692%, due 12/25/33[5]	703,151	707,917
Series 2004-CC, Class A1 2.594%, due 01/25/35[5]	307,071	288,636
Series 2006-AR2, Class 2A1 2.648%, due 03/25/36[5]	2,257,184	1,800,991
Series 2006-AR8, Class 1A1 2.660%, due 04/25/36[5]	983,751	889,264
Total collateralized mortgage obligations (cost—$201,263,835)		209,411,021
Asset-backed securities—1.89%
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.376%, due 09/25/47[5]	228,927	225,717
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.945%, due 12/18/49[5,6]	1,200,000	1,343,987
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[9]	712,532	429,503

	Face amount[1]	Value
Asset-backed securities—(concluded)
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.105%, due 09/15/29[5]	60,720	$46,237
EFS Volunteer LLC, Series 2010-1, Class A1 1.410%, due 10/26/26[5,6]	748,825	743,538
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.827%, due 06/01/17[5,6]	2,229,406	2,174,485
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	247,920	249,453
SLC Student Loan Trust, Series 2008-2, Class A2 0.996%, due 06/15/17[5]	5,275,451	5,270,620
SLM Student Loan Trust, Series 2008-9, Class A 2.060%, due 04/25/23[5]	5,745,593	5,863,135
Total asset-backed securities (cost—$16,464,407)		16,346,675
Corporate notes—21.23%
Airlines—0.76%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19	2,694,486	2,923,517
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	185,372	202,982
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19[9]	3,535,687	3,482,652
		6,609,151
Banking-non-US—3.98%
Banco Bradesco SA 2.561%, due 05/16/14[5,6]	4,100,000	3,998,578
Banco Mercantil del Norte SA 4.375%, due 07/19/15[6]	1,800,000	1,827,000
Banco Santander Brasil SA 2.659%, due 03/18/14[5,6]	4,200,000	4,043,802
4.250%, due 01/14/16[6]	3,500,000	3,450,930
Banco Votorantim SA 5.250%, due 02/11/16[6]	3,800,000	3,828,500
Depfa ACS Bank 3.250%, due 02/15/12[10]	5,500,000	7,192,259
Export-Import Bank of Korea 5.125%, due 06/29/20	400,000	414,920
5.875%, due 01/14/15	2,600,000	2,800,200
ICICI Bank Ltd. 5.000%, due 01/15/16[10]	2,500,000	2,503,390
5.500%, due 03/25/15[6]	3,000,000	3,068,751
6.625%, due 10/03/12[6]	1,000,000	1,024,910
LBG Capital No.1 PLC 8.500%, due 12/17/21[5,6,11]	400,000	316,000
		34,469,240

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—0.67%
Bank of America Corp. 5.650%, due 05/01/18	1,100,000	$1,125,360
5.750%, due 12/01/17	3,200,000	3,295,187
6.000%, due 09/01/17	1,000,000	1,047,562
JPMorgan Chase Bank N.A. 0.872%, due 06/13/16[5]	400,000	363,593
		5,831,702
Beverages—0.52%
Pernod-Ricard SA 5.750%, due 04/07/21[6]	4,000,000	4,531,744
Chemicals—0.42%
Lyondell Chemical Co. 11.000%, due 05/01/18	3,294,053	3,606,988
Diversified financials—3.16%
American Express Co. 6.800%, due 09/01/66[5]	3,800,000	3,838,000
Citigroup Capital XXI 8.300%, due 12/21/57[5]	2,700,000	2,748,060
Goldman Sachs Group, Inc. 0.961%, due 07/22/15[5]	300,000	272,428
1.020%, due 03/22/16[5]	1,200,000	1,072,321
1.080%, due 01/12/15[5]	1,100,000	1,025,778
3.700%, due 08/01/15	1,700,000	1,728,565
5.150%, due 01/15/14	4,500,000	4,730,009
5.950%, due 01/18/18	3,200,000	3,441,635
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[12]	4,500,000	1,226,250
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	6,700,000	7,230,365
		27,313,411
Diversified operations—0.31%
Sinochem Overseas Capital Co. Ltd. 4.500%, due 11/12/20[6]	800,000	782,702
6.300%, due 11/12/40[6]	2,000,000	1,886,147
		2,668,849
Electric utilities—0.22%
PSE&G Power LLC 5.000%, due 04/01/14	1,800,000	1,930,687
Electric-generation—0.80%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[6]	6,278,000	6,768,940
6.250%, due 06/17/14[10]	100,000	107,820
		6,876,760
Electric-integrated—0.98%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[6]	200,000	228,000
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,260,364
		8,488,364

	Face amount[1]		Value
Corporate notes—(continued)
Finance-noncaptive diversified—0.69%
Ford Motor Credit Co. LLC 7.500%, due 08/01/12		200,000	$205,517
8.000%, due 06/01/14		1,100,000	1,209,897
8.700%, due 10/01/14		4,000,000	4,529,564
			5,944,978
Financial services—4.14%
Ally Financial, Inc. 3.653%, due 02/11/14[5]		1,100,000	1,081,025
3.963%, due 06/20/14[5]		2,900,000	2,820,656
Citigroup, Inc. 2.157%, due 05/15/18[5]		900,000	766,317
2.453%, due 08/13/13[5]		1,000,000	999,336
4.587%, due 12/15/15		400,000	420,044
8.500%, due 05/22/19		4,000,000	4,887,304
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,454,534
HSBC Holdings PLC 6.100%, due 01/14/42		2,100,000	2,430,853
JPMorgan Chase & Co. 3.150%, due 07/05/16		700,000	710,669
3.450%, due 03/01/16		1,500,000	1,544,839
4.250%, due 10/15/20		3,500,000	3,562,552
4.400%, due 07/22/20		600,000	620,842
6.300%, due 04/23/19		400,000	462,232
Morgan Stanley 2.161%, due 01/24/14[5]		1,000,000	961,924
7.300%, due 05/13/19		6,370,000	6,948,090
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,266,200
SLM Corp. MTN 5.125%, due 08/27/12		1,400,000	1,413,821
SLM Corp., Series A MTN 5.000%, due 10/01/13		700,000	714,000
5.375%, due 01/15/13		800,000	818,969
			35,884,207
Insurance—2.64%
American International Group, Inc. 6.765%, due 11/15/17[6]	GBP	773,000	1,213,173
8.175%, due 05/15/58[5]		6,400,000	6,176,000
8.250%, due 08/15/18		4,100,000	4,721,166
8.625%, due 05/22/38[5,10]	GBP	750,000	1,024,665
Progressive Corp. 6.700%, due 06/15/37[5]		2,800,000	2,870,000
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	6,845,004
			22,850,008
Media—0.17%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,506,025
Oil & gas—0.47%
Southwestern Energy Co. 7.500%, due 02/01/18		3,506,000	4,106,402

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Corporate notes—(concluded)
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37	300,000	$327,983
Oil services—0.23%
BP Capital Markets PLC 3.625%, due 05/08/14	200,000	211,818
BP Capital Markets PLC MTN 2.750%, due 02/27/12	200,000	200,264
El Paso Corp. 7.000%, due 06/15/17	1,241,000	1,374,230
TNK-BP Finance SA 7.875%, due 03/13/18[10]	200,000	223,500
		2,009,812
Retail—0.42%
Macy's Retail Holdings, Inc. 7.875%, due 07/15/15[9]	3,100,000	3,642,032
Special purpose entity—0.23%
IPIC GMTN Ltd. 3.125%, due 11/15/15[6]	2,000,000	2,005,000
Steel producers/products—0.16%
CSN Resources SA 6.500%, due 07/21/20[6]	1,000,000	1,058,000
GTL Trade Finance, Inc. 7.250%, due 10/20/17[6]	300,000	330,000
		1,388,000
Tobacco—0.22%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,879,818
Total corporate notes (cost—$179,450,496)		183,871,161
Loan assignments—1.43%
Cable—0.34%
Charter Communications Operating, LLC Extended Term Loan 3.830%, due 03/30/12	2,962,217	2,943,703
Diversified financials—0.39%
First Data Corp. Term Loan B2 3.027%, due 02/24/12	626,768	594,383
Springleaf Financial Funding Co. Term Loan 5.500%, due 02/17/12	3,000,000	2,786,250
		3,380,633
Health care—0.70%
Biomet, Inc. Term Loan B 3.270%, due 02/29/12	117,224	116,276
3.276%, due 02/27/12	1,227,926	1,218,004
3.574%, due 03/26/12	2,396,238	2,376,877
Fresenius Medical Care Holdings, Inc. Tranche B Term Loan 1.954%, due 03/30/12	2,386,336	2,376,266
		6,087,423
Total loan assignments (cost—$12,546,112)		12,411,759

	Face amount[1]		Value
Non-US government obligations—6.15%
Australia Government Bond 5.750%, due 05/15/21	AUD	1,900,000	$2,334,834
Emirate of Abu Dhabi 6.750%, due 04/08/19[6]		2,300,000	2,771,500
Mexican Bonos, Series M 10.000%, due 12/05/24	MXN	12,500,000	1,285,474
Mexico Government International Bond 6.050%, due 01/11/40		1,600,000	1,934,400
Notas do Tesouro Nacional, Series F 10.000%, due 01/01/13	BRL	783,000	449,719
10.000%, due 01/01/14	BRL	2,331,000	1,332,444
10.000%, due 01/01/17	BRL	29,806,000	16,448,470
Republic of Korea 7.125%, due 04/16/19		400,000	501,605
State of Qatar 4.000%, due 01/20/15[6]		4,300,000	4,508,550
5.250%, due 01/20/20[6]		2,100,000	2,294,250
6.400%, due 01/20/40[6]		200,000	232,000
United Kingdom Treasury Bonds 3.750%, due 09/07/21	GBP	10,600,000	19,193,310
Total non-US government obligations (cost—$51,126,910)			53,286,556
Municipal bonds and notes—2.87%
Education—1.33%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	354,330
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25		3,200,000	3,525,760
4.500%, due 01/01/28		3,800,000	4,082,416
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	113,859
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22		2,000,000	2,290,880
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.980%, due 01/01/21[13]		1,600,000	1,191,872
			11,559,117
General obligation—0.37%
California State (Build America Bonds) 7.500%, due 04/01/34		1,400,000	1,840,678

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
General obligation—(Concluded)
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	$1,399,152
		3,239,830
Tobacco—0.19%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	370,445
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,084,804
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	199,984
		1,655,233
Transportation—0.74%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,968,585
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,591,133
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	846,069
		6,405,787
Utilities—0.24%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	112,728
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,925,250
		2,037,978
Total municipal bonds and notes (cost—$21,027,091)		24,897,945
	Number of shares
Preferred stock[14]—0.81%
Commercial banks—0.81%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,008,000

	Face amount[1]	Value
Certificates of deposit—0.44%
Banking-non-US—0.44%
Banco Bradesco SA 1.800%, due 01/24/13[7,15] (cost—$3,800,000)	3,800,000	$3,800,000
Short-term US government obligations[16]—6.54%
US Treasury Bills 0.048%, due 03/01/12	322,000	321,990
0.035%, due 03/29/12	2,100,000	2,099,834
0.035%, due 04/05/12	10,300,000	10,299,176
0.065%, due 04/19/12	10,400,000	10,398,877
0.065%, due 05/03/12	4,200,000	4,199,408
0.040%, due 05/17/12	11,100,000	11,098,124
0.030%, due 06/07/12	800,000	799,915
0.036%, due 06/14/12	5,400,000	5,399,276
0.041%, due 06/21/12	2,400,000	2,399,611
0.053%, due 08/23/12	9,600,000	9,595,383
Total short-term US government obligations (cost—$56,613,716)		56,611,594
Repurchase agreements—7.69%
Repurchase agreement dated 01/31/12 with Citigroup Global Markets, Inc., 0.210% due 02/01/12, collateralized by $5,600,000 Federal National Mortgage Association obligations, 0.500% due 09/06/13; (value—$5,613,462); proceeds: $5,500,032	5,500,000	5,500,000
Repurchase agreement dated 01/31/12 with Credit Suisse Securities (USA) LLC, 0.200% due 02/01/12, collateralized by $35,056,000 US Treasury Notes, 0.125% due 12/31/13; (value—$35,000,969); proceeds: $34,200,190	34,200,000	34,200,000
Repurchase agreement dated 01/31/12 with JPMorgan Securities LLC, 0.200% due 02/01/12, collateralized by $4,535,100 US Treasury Notes, 3.125% due 05/15/21; (value—$5,129,055); proceeds: $5,000,028	5,000,000	5,000,000
Repurchase agreement dated 01/31/12 with JPMorgan Securities LLC, 0.210% due 02/01/12, collateralized by $5,090,000 Federal National Mortgage Association obligations, 0.870% due 09/12/14; (value—$5,112,188); proceeds: $5,000,029	5,000,000	5,000,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/12 with Morgan Stanley & Co., 0.210% due 02/01/12, collateralized by $15,300,000 US Treasury Notes, 1.000% due 08/31/16; (value—$15,636,067); proceeds: $15,300,089	15,300,000	$15,300,000
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $445,310 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $461,119 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $637,951 US Treasury Notes, 0.750% due 08/15/13; (value—$1,581,005); proceeds: $1,550,000	1,550,000	1,550,000
Total repurchase agreements (cost—$66,550,000)		66,550,000
Swaptions purchased—0.12%
Put swaptions purchased—0.12%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.273%, expires 09/24/12 (Counterparty: Credit Suisse International; receive floating rate); underlying swap terminates 09/26/42[7]	18,500,000	487,869

	Face amount[1]	Value
Swaptions purchased—(concluded)
Put swaptions purchased—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.750%, expires 01/17/12 (Counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 01/16/43[7]	15,400,000	$538,587
Total swaptions (cost—$1,600,709)		1,026,456
Total investments before investments sold short (cost—$831,037,923)—99.71%		863,446,567
Investments sold short—(3.11)%
FNMA TBA* 3.500%, due 02/16/27	(1,000,000)	(1,052,188)
4.000%, due 02/13/42	(24,000,000)	(25,368,748)
4.500%, due 02/13/42	(500,000)	(534,297)
Total investments sold short (proceeds—$26,732,422)— (3.11)%		(26,955,233)
Other assets in excess of liabilities—3.40%		29,424,967
Net assets—100.00%		$865,916,301

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 53.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$50,040,029
Gross unrealized depreciation	(17,631,385)
Net unrealized appreciation	$32,408,644

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$4,383,525	$116,756,528	$121,140,053	$—	$223

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Written swaptions7

Notional amount (000)	Put options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$60,000	USD 3 Month LIBOR Interest Rate Swap. strike @ 2.250%; underlying interest rate swap terminating 09/26/14	RBS	Pay	09/24/12	$318,000	$(6,474)	$311,526
$43,200	USD 3 Month LIBOR Interest Rate Swap. strike @ 2.850%; underlying interest rate swap terminating 09/26/22	CSI	Pay	09/24/12	959,040	(330,536)	628,504
$58,100	USD 3 Month LIBOR Interest Rate Swap. strike @ 3.750%; underlying interest rate swap terminating 01/16/23	RBS	Pay	01/14/13	798,875	(856,474)	(57,599)
					$2,075,915	$(1,193,484)	$882,431

Swaption activity for the six months ended January 31, 2012 was as follows:

Premiums received
Swaptions outstanding at July 31, 2011	$318,000
Swaptions written	1,757,915
Swaptions terminated in closing purchase transactions	—
Swaptions outstanding at January 31, 2012	$2,075,915

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
Interest rate futures buy contracts:
55	GBP	United Kingdom Long Gilt 10 Year Futures	March 2012	$9,850,592	$10,176,458	$325,866
315	USD	90 Day Euro Dollar Futures	March 2016	75,396,038	77,328,563	1,932,525
				$85,246,630	$87,505,021	$2,258,391

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	331,000	USD	337,908	02/23/12	$(12,671)
BB	BRL	2,568,111	USD	1,365,000	02/02/12	(104,844)
BB	BRL	2,568,111	USD	1,370,536	04/03/12	(78,389)
BB	EUR	6,725,000	USD	8,758,062	04/16/12	(40,710)
BB	GBP	5,156,000	USD	7,907,244	03/12/12	(215,047)
BB	INR	370,413,000	USD	6,725,000	07/12/12	(527,504)
BB	USD	10,487,239	AUD	10,634,000	02/23/12	775,757
BB	USD	1,386,669	BRL	2,568,111	02/02/12	83,175
BB	USD	152,000	CNY	957,296	06/01/12	(301)
BB	USD	40,459	MXN	568,816	03/15/12	3,025
BB	USD	34,074	MYR	106,295	04/23/12	693
BB	USD	24,592	TWD	742,952	04/09/12	548
CITI	EUR	19,234,000	USD	24,880,429	04/16/12	(284,713)
CITI	SGD	5,415	USD	4,238	02/10/12	(67)
CITI	USD	431,606	KRW	483,075,000	02/27/12	(2,448)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	JPY	668,299,000	USD	8,716,906	02/14/12	$(52,240)
DB	USD	1,450,000	CNY	9,352,500	02/01/13	33,065
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(389,136)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(51,745)
DB	USD	171,608	GBP	110,000	03/12/12	1,676
DB	USD	8,102,000	KRW	9,435,589,200	02/27/12	280,463
HSBC	MXN	17,238,358	USD	1,270,638	03/15/12	(47,181)
JPMCB	AUD	18,789,312	USD	18,564,469	02/23/12	(1,336,221)
JPMCB	GBP	8,840,000	USD	13,856,919	03/12/12	(68,808)
JPMCB	USD	20,000	CNY	125,940	06/01/12	(43)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(270,949)
JPMCB	USD	34,793	IDR	327,400,000	07/02/12	1,121
JPMCB	USD	7,709,035	INR	358,315,930	07/12/12	(693,385)
MSCI	BRL	31,630,474	USD	17,408,076	03/02/12	(557,660)
WBC	AUD	4,676,547	USD	4,603,593	02/02/12	(361,263)
						$(3,915,802)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BB	AUD	15,700	12/15/20	6 Month AUD LIBOR	6.000%	$111,010	$1,832,635	$1,943,645
BB	BRL	27,000	01/02/14	Brazil CETIP
				Interbank Deposit Rate	10.830	(44,453)	199,845	155,392
BB	BRL	35,800	01/02/14	Brazil CETIP
				Interbank Deposit Rate	12.510	—	857,208	857,208
CITI	AUD	8,700	12/15/21	6 Month AUD LIBOR	5.750	91,616	887,738	979,354
CITI	USD	3,500	09/21/21	3 Month USD LIBOR	4.000	(129,500)	179,922	50,422
HSBC	BRL	7,600	01/02/14	Brazil CETIP
				Interbank Deposit Rate	10.530	(5,723)	32,561	26,838
JPMCB	BRL	2,100	01/02/14	Brazil CETIP
				Interbank Deposit Rate	10.170	2,686	4,888	7,574
MSC	BRL	40,000	01/02/14	Brazil CETIP
				Interbank Deposit Rate	10.580	(86,160)	193,047	106,887
MSC	USD	8,500	09/21/21	3 Month USD LIBOR	4.000	(283,390)	436,954	153,564
RBS	USD	6,100	09/21/21	3 Month USD LIBOR	4.000	(233,020)	313,578	80,558
						$(576,934)	$4,938,376	$4,361,442

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Credit default swaps on corporate issues—buy protection18

					Rate type
Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Upfront payments made	Value	Unrealized appreciation (depreciation)
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	3,100	09/20/15	7.150%	$—	$(695,441)	$(695,441)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	165,488	(51,042)
CITI	Valero Energy Corp. bond, 8.750%, due 06/15/30	USD	300	12/20/13	3.400	—	(15,316)	(15,316)
CSI	Time Warner, Inc. bond, 9.125%, due 01/15/13	USD	1,400	03/20/13	1.450	—	(20,961)	(20,961)
DB	Bank of America Corp. bond, 5.750%, due 12/01/17	USD	3,200	12/20/17	1.020	—	291,642	291,642
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	105,311	(35,981)
						$(357,822)	$(169,277)	$(527,099)

Credit default swaps on corporate and sovereign issues—sell protection20

					Rate type	Upfront
Counterparty	Referenced obligations[19]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[21]
BB	BP Capital Markets America bond, 4.200%, due 06/15/18	EUR	300	06/20/12	1.000%	$32,959	$1,175	$34,134	0.23%
BB	BP Capital Markets America bond, 4.200%, due 06/15/18	EUR	500	06/20/15	1.000	75,251	2,515	77,766	0.88
BB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	3,900	03/20/13	2.030	—	23,813	23,813	1.49
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,500	06/20/16	1.000	15,937	(81,530)	(65,593)	1.35
CITI	El Paso Corp. bond, 6.875%, due 06/15/14	USD	1,800	03/20/14	5.000	88,920	148,048	236,968	1.11
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	27,295	23,653	0.88
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,409)	163,772	145,363	0.88
DB	Ally Financial, Inc. bond, 8.300%, due 02/12/15	USD	400	06/20/12	5.000	2,000	3,792	5,792	2.55
DB	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	3,000	03/20/13	2.073	—	19,776	19,776	1.49
DB	Australian Government bond, 6.500%, due 05/15/13	USD	800	03/20/15	1.000	(13,030)	10,952	(2,078)	0.56
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	95,534	71,060	0.88
DB	Australian Government bond, 6.500%, due 05/15/13	USD	900	03/20/16	1.000	(20,248)	12,432	(7,816)	0.66
MSCI	China International Government bond, 4.750%, due 10/29/13	USD	4,100	09/20/16	1.000	17,807	(49,108)	(31,301)	1.27
						$153,071	$378,466	$531,537

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Centrally cleared interest rate swap agreements

			Rate Type
Notional amount		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation
USD	113,900	09/21/21	3 Month LIBOR	4.000	$6,061,934	$2,085,421

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$174,466,933	$—	$174,466,933
Government national mortgage association certificates	—	57,029	—	57,029
Federal home loan mortgage corporation certificates	—	158,880	1,524,538	1,683,418
Federal housing administration certificates	—	—	50,919	50,919
Federal national mortgage association certificates	—	51,892,379	74,722	51,967,101
Collateralized mortgage obligations	—	209,187,327	223,694	209,411,021
Asset-backed securities	—	16,346,675	—	16,346,675
Corporate notes	—	183,871,161	—	183,871,161
Loan assignments	—	12,411,759	—	12,411,759
Non-US government obligations	—	53,286,556	—	53,286,556
Municipal bonds and notes	—	24,897,945	—	24,897,945
Preferred stock	7,008,000	—	—	7,008,000
Certificates of deposit	—	3,800,000	—	3,800,000
Short-term US government obligations	—	56,611,594	—	56,611,594
Repurchase agreements	—	66,550,000	—	66,550,000
Swaptions purchased	—	1,026,456	—	1,026,456
Federal national mortgage association certificates sold short	—	(26,955,233)	—	(26,955,233)
Swaptions, net	—	(1,193,484)	—	(1,193,484)
Futures contracts, net	2,258,391	—	—	2,258,391
Forward foreign currency contracts, net	—	(3,915,802)	—	(3,915,802)
Swap agreements, net[22]	—	7,232,986	—	7,232,986
Total	$9,266,391	$829,733,161	$1,873,873	$840,873,425

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Fair valuation summary

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2012:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,515,053	$53,247	$92,674	$291,725	$1,952,699
Purchases	—	—	—	—	—
Sales	(26,498)	(2,467)	(8,922)	(62,147)	(100,034)
Accrued discounts/(premiums)	—	(126)	—	—	(126)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	35,983	265	(9,030)	(5,884)	21,334
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,524,538	$50,919	$74,722	$223,694	$1,873,873

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2012 was $26,482.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	86.5%
Brazil	4.5
United Kingdom	2.7
South Korea	1.3
Ireland	0.9
Qatar	0.8
India	0.8
Mexico	0.6
France	0.5
British Virgin Islands	0.4
United Arab Emirates	0.3
Australia	0.3
Cayman Islands	0.2
Luxembourg	0.2
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Entire amount pledged as collateral for investments sold short.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.32% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Illiquid securities representing 0.50% of net assets as of January 31, 2012.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.35% of net assets as of January 31, 2012, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2012, the value of these securities amounted to 1.28% of net assets.

11  Perpetual bond security. The maturity date reflects the next call date.

12  Bond interest in default.

13  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.44% of net assets as of January 31, 2012, is considered illiquid and restricted.

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/12	Value as a percentage of net assets
Banco Bradesco SA	01/19/11	$3,800,000	0.44%	$3,800,000	0.44%

16  Rates shown are the discount rates at date of purchase.

17  Payments made/received are based on the notional amount.

18  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

19  Payment from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the referenced obligations.

20  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligations.

21  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

22  Swap agreements are included in the table at value, with the exception of the centrally cleared swap agreement which is included in the table at its unrealized appreciation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 5.73% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.68% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Municipal 3-15 Year Blend Index (the "benchmark") returned 6.31%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 5.99%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 57. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio lagged its benchmark during the reporting period, primarily due to yield curve positioning and sector allocation. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) The municipal market rallied amid a favorable supply/demand backdrop, driving yields lower across the curve. While the Portfolio benefited from a modestly long duration versus the benchmark, an overweight to the 4- to 8-year maturity range, combined with an underweight to longer-term 12-to-15-year bonds, hurt relative returns. (Duration measures a portfolio's sensitivity to interest rate changes.) During the period, investor willingness to take on more risk resulted in longer duration securities outperforming their shorter duration counterparts. The negative impact of yield curve positioning was somewhat mitigated by favorable security selection, as well as a quality bias to attractively yielding A-rated bonds, the latter of which performed strongly versus the highest grade AAA- and AA-rated categories.

From a sector standpoint, an underweight to the general obligation sector detracted from relative returns. Strong performance in this sector was driven by heavy demand from retail investors, as well as light new issuance. State and local governments continued to focus on enacting austerity measures and pension reform and, subsequently, issued bonds at the lightest pace in over a decade. The negative impact of this sector weighting, however, was mitigated by favorable security selection within state general obligation bonds, specifically those issued by Illinois and New Jersey, as the Portfolio captured profits resulting from the rally during the reporting period. From a sector perspective, an underweight to low yielding Treasury-backed pre-refunded bonds that lagged the market was a positive contributor. This was somewhat offset by an emphasis on revenue sectors such as the hospital, airport and tobacco sectors, as they did not keep pace with the general obligation sector.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax.

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Fiscal conditions for state and local governments stabilized throughout the period as significant strides were made toward fiscal reform and closing budget gaps. The Portfolio maintained broad diversification across many geographic regions and benefited from its overweight to Texas local school district bonds, which performed strongly amid a backdrop of light supply. Exposure to holdings in the state of California and New York City were additive as they generated strong performance, while a concentration to local general obligation bonds was also a plus. Lastly, the Portfolio's underweight to bonds with call features, which allow the issuer to opportunistically redeem bonds at a set price, detracted from relative returns.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	5.60%	11.76%	5.20%	4.09%
Class B2	5.20	10.92	4.42	3.62[6]
Class C3	5.34	11.21	4.68	3.56
Class Y4	5.81	12.04	5.48	4.35
Class P5	5.73	12.04	5.46	4.33
After deducting maximum sales charge or PACE Select program fee
Class A1	0.87	6.71	4.24	3.61
Class B2	0.20	5.92	4.08	3.62[6]
Class C3	4.59	10.46	4.68	3.56
Class P5	4.68	9.82	3.37	2.27
Barclays Capital US Municipal 3-15 Year Blend Index[7]	6.31	12.06	6.17	5.36
Lipper Intermediate Municipal Debt Funds median	5.99	11.58	5.01	4.45

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 4.60%; 5-year period, 3.88%; 10-year period, 3.60%; Class B—1-year period, 3.68%; 5-year period, 3.70%; 10-year period, 3.60%; Class C—1-year period, 8.21%; 5-year period, 4.32%; 10-year period, 3.54%; Class Y—1-year period, 9.78%; 5-year period, 5.10%; 10-year period, 4.32%; Class P—1-year period, 7.61%; 5-year period, 3.02%; 10-year period, 2.25%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—0.94% and 0.93%; Class B—1.75% and 1.68%; Class C—1.45% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	5.0 yrs.
Weighted average maturity	7.1 yrs.
Average coupon	5.19%
Net assets (mm)	$323.2
Number of holdings	158
Portfolio composition[1]	01/31/12
Municipal bonds and notes	100.4%
Tax-free money market fund	0.2
Cash equivalents and other assets less liabilities	(0.6)
Total	100.0%
Top five sectors[1]	01/31/12
Revenue	51.5%
Lease revenue/special revenue	22.6
General obligations	16.0
Pre-refunded	4.7
Other municipals	2.4
Total	97.2%
Top five states[1]	01/31/12
California	14.5%
Florida	11.8
Illinois	9.8
Texas	9.6
New York	8.4
Total	54.1%
Quality diversification[1]	01/31/12
AAA and agency backed securities	13.4%
AA	49.3
A	27.3
BBB	4.7
Non-rated	5.7
Tax-free money market fund	0.2
Cash equivalents and other assets less liabilities	(0.6)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—100.44%
Alabama—0.70%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,277,881
Alaska—2.24%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,185,802
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,707,445
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,344,780
		7,238,027
Arizona—1.82%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,293,500
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,797,495
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,786,032
		5,877,027
California—14.53%
California Health Facilities Financing Authority Revenue Sutter Health Series B 5.250%, due 08/15/23	1,500,000	1,803,885
California Infrastructure & Economic Development Bank Revenue Refunding (Los Angeles County Museum), Series A, 0.040%, due 09/01/37[3]	1,800,000	1,800,000
California State 5.000%, due 03/01/17	2,000,000	2,305,760
5.000%, due 08/01/19	3,000,000	3,450,870
5.250%, due 10/01/20	1,000,000	1,224,100
5.500%, due 04/01/21	3,000,000	3,649,650
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/17	1,000,000	1,207,710
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,699,990
California State Refunding 5.000%, due 04/01/18	1,550,000	1,867,858

	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28[3]	$1,000,000	$1,038,710
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,603,150
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,796,775
Los Angeles Wastewater System Revenue Refunding Series A (NATL-RE-FGIC Insured) 6.000%, due 06/01/22	2,000,000	2,716,660
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A, 5.000%, due 07/01/28	1,845,000	2,142,488
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,915,100
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1]	3,715,000	4,182,793
Southern California Public Power Authority Revenue Windy Point/Windy Flats Project Series 1 5.000%, due 07/01/23	1,350,000	1,619,447
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	3,005,876
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,910,050
		46,940,872
Colorado—1.43%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,622,490
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	3,010,850
		4,633,340

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—11.80%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	$2,000,000	$2,234,300
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	2,000,000	2,143,840
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,241,480
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,091,020
5.500%, due 06/01/17	2,835,000	3,220,985
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,744,416
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,156,792
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/15	1,000,000	1,112,600
5.000%, due 07/01/16	1,500,000	1,698,795
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,168,620
Series E 5.000%, due 07/01/19	1,000,000	1,222,780
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,869,281
5.250%, due 10/01/21	2,000,000	2,350,240
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,383,660
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,431,600
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	3,065,900
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,289,474

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(Concluded)
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	$1,000,000	$1,094,570
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,159,980
Tampa-Hillsborough County Expressway Authority Revenue (Escrowed to Maturity) (AMBAC Insured) 5.000%, due 07/01/14	640,000	708,768
Tampa-Hillsborough County Expressway Authority Revenue Unrefunded Balance (AMBAC Insured) 5.000%, due 07/01/14	695,000	758,586
		38,147,687
Georgia—2.45%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,581,320
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	1,250,000	1,366,650
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,175,495
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	1,500,000	1,780,200
		7,903,665
Guam—0.31%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,009,420
Idaho—0.12%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	330,000	339,705
Subseries D-3 5.150%, due 07/01/13[1]	35,000	35,206
		374,911

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—9.80%
Chicago O'Hare International Airport Revenue Refunding-General-Third Lien- Series B (NATL-RE Insured) 5.250%, due 01/01/18	$1,000,000	$1,171,350
Chicago (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	2,000,000	2,177,080
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,734,500
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,145,604
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,065,570
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,376,600
Illinois Finance Authority Revenue-University of Chicago- Series A 5.000%, due 10/01/29	2,440,000	2,916,874
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	777,473
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,355,640
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,444,025
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	3,065,000	3,496,920
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,734,670
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,270,860
		31,667,166

	Face amount	Value
Municipal bonds and notes—(continued)
Indiana—1.68%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	$1,500,000	$1,652,340
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,446,778
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,323,140
		5,422,258
Iowa—1.05%
Iowa Finance Authority Revenue Revolving Fund (Partially Pre-refunded with US Treasury obligations and State and Local Government Securities to 08/01/12 @ 100) 5.250%, due 02/01/14	3,310,000	3,390,499
Kentucky—0.77%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,479,645
Louisiana—1.14%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	515,000	527,314
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,167,568
		3,694,882
Maryland—1.07%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,228,100
Montgomery County Consolidated Public Improvement Bond Series A 5.000%, due 07/01/21	1,000,000	1,242,800
		3,470,900
Massachusetts—5.04%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,584,500
Series B 5.250%, due 07/01/21	6,000,000	7,815,780

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	$1,000,000	$1,389,810
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,171,480
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,165,060
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	1,000,000	1,150,740
		16,277,370
Michigan—3.20%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,676,173
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,912,125
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,505,984
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,664,415
Series D 5.000%, due 12/01/17	510,000	578,819
		10,337,516
Missouri—2.35%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,302,260
5.000%, due 11/15/17	2,500,000	2,934,250
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,362,520
		7,599,030
Nevada—0.55%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,766,235

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—1.49%
New Jersey Economic Development Authority Revenue Refunding School Facilities Construction Series EE 5.250%, due 09/01/23	$1,500,000	$1,798,230
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,143,480
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,886,625
		4,828,335
New York—8.35%
Metropolitan Transportation Authority Revenue Transportation Series G 5.000%, due 11/15/18	2,500,000	3,011,675
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	4,123,560
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH, 5.000%, due 06/15/29	2,500,000	2,974,375
New York City Series B 5.000%, due 08/01/17	1,750,000	2,115,050
Subseries A-10 0.030%, due 08/01/16[3]	100,000	100,000
0.030%, due 08/01/17[3]	2,300,000	2,300,000
New York City Transitional Finance Authority Revenue Future Tax Secured Series B- 5.000%, due 02/01/23	2,500,000	3,106,550
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,829,250
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,428,760
		26,989,220
North Carolina—0.39%
North Carolina State Obligation Refunding Series B 5.000%, due 11/01/20	1,000,000	1,268,710

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—1.49%
Cincinnati Water System Revenue Refunding Series A 5.000%, due 12/01/21	$1,000,000	$1,280,750
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,545,430
		4,826,180
Oregon—0.35%
Oregon State Department of Transportation Highway User Tax Revenue Series A 5.250%, due 11/15/14	1,000,000	1,131,830
Pennsylvania—3.55%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,161,240
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	10,000	10,097
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,410,780
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,401,068
Pennsylvania Third Series (AGM Insured) 5.000%, due 09/01/15	1,000,000	1,111,250
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,143,880
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,689,180
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,529,040
		11,456,535
Puerto Rico—3.50%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B
5.000%, due 12/01/14	1,500,000	1,619,520
Series C 5.250%, due 01/01/15[1]	1,000,000	1,053,770

	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	$2,000,000	$2,386,160
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	1,013,120
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) 5.750%, due 08/01/27[3]	500,000	500,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub-Series A 5.500%, due 08/01/23	4,000,000	4,740,920
		11,313,490
South Carolina—0.75%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,414,920
Tennessee—0.94%
Memphis Electric System Revenue Refunding Sub 5.000%, due 12/01/15	2,625,000	3,046,628
Texas—9.58%
Allen Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/23	1,000,000	1,251,530
Austin Water & Wastewater Systems Revenue Refunding (NATL-RE Insured) 5.000%, due 11/15/17	2,000,000	2,297,560
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	1,295,000	1,300,517
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,270,960
Fort Worth Water & Sewer Revenue Refunding & Improvement 5.000%, due 02/15/23	1,395,000	1,726,340
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,509,140
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,887,725

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	$2,500,000	$3,094,700
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	2,099,485
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,626,770
5.000%, due 09/01/22	1,400,000	1,558,914
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,557,963
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,635,585
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	24,803
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	2,298,776
Tyler Independent School District School Building 5.000%, due 02/15/18	1,165,000	1,428,150
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with State and Local Government Securities to 02/15/17 @ 100) 5.000%, due 08/15/17	1,805,000	2,170,043
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	234,854
		30,973,815
Utah—0.49%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,368,504
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	215,000	216,750
		1,585,254

	Face amount	Value
Municipal bonds and notes—(concluded)
Virginia—0.54%
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with State and Local Government Securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	$1,600,000	$1,750,048
Washington—6.97%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,868,050
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,294,440
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,792,745
Port of Seattle Refunding 5.500%, due 12/01/22[1]	500,000	621,240
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,121,730
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	3,150,375
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,110,130
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,792,960
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	5,000	5,185
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,588,781
5.000%, due 07/01/20	2,625,000	3,168,952
		22,514,588
Total municipal bonds and notes (cost—$295,622,960)		324,607,884

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Tax-free money market fund—0.24%
State Street Global Advisors Tax Free Money Market Fund (cost—$771,144)	771,144	$771,144
Total investments (cost—$296,394,104)—100.68%		325,379,028
Liabilities in excess of other assets—(0.68)%		(2,205,017)
Net assets—100.00%		$323,174,011

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$29,315,597
Gross unrealized depreciation	(330,673)
Net unrealized appreciation	$28,984,924

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$324,607,884	$—	$324,607,884
Tax-free money market fund	—	771,144	—	771,144
Total	$—	$325,379,028	$—	$325,379,028

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.55% of net assets as of January 31, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

4  Zero coupon bond; interest rate represents annualized yield at date of purchase.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 2.18% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.15% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital Global Aggregate ex US Index (the "benchmark") declined 1.28%, and the Lipper International Income Funds category posted a median decline of 1.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 68. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. We had a preference for economies with improving economic fundamentals, such as Canada, Australia and Norway. We also had exposure to local interest rate markets in Mexico and Korea. During the period, underweights to the US and UK detracted from relative performance. Conversely, Canada, core Europe, Mexico, Australia and Korea outperformed other bond markets in local currency terms. As such, our overweights in these markets added to relative returns.

As the sovereign debt crisis in the Eurozone intensified and the global economic environment deteriorated, the US dollar benefited from the risk-averse environment. Against this backdrop, our overweights to the Australian and Canadian dollars, an overweight to the Norwegian krone and an overweight to a basket of emerging markets currencies versus the US dollar detracted from relative returns.

During the period, we maintained a broadly neutral overall bond duration stance given the downside risks to global economic activity. Our duration positioning detracted from performance. (Duration measures a portfolio's sensitivity to interest rate changes.) The Portfolio was positioned for a flattening of the yield curve, which had a small negative impact on results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Our exposure to investment grade credit made a small positive contribution to returns. Despite the backdrop of economic uncertainty and the lack of a resolution to the European sovereign debt crisis, we were positive on

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James and Malie Conway

Objective:

High total return.

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

investment grade credit, favoring select industrial names and financials. With industrial balance sheets continuing to look relatively robust, we had a preference for well-funded, internationally diversified corporate issuers, which aided results. In the financial sector, systemic risks were elevated, especially in Europe. However, we believed that regulation would serve to constrain more volatile banking activity, which, in turn, would support bank sustainability in the long term. Within financials, we favored more senior portions of bank capital structures. The overweight in financials detracted from relative performance.

During the reporting period, derivatives were used to manage our country allocations, as well as our duration, yield curve and relative value exposures. They were also utilized to manage our cross market allocations, as well as to hedge asset allocation decisions involving credit. Overall, the use of these derivative instruments performed as expected during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.28)%	5.45%	6.56%	7.08%
Class B2	(2.70)	4.57	5.76	6.60[6]
Class C3	(2.52)	4.86	6.04	6.55
Class Y4	(2.18)	5.60	6.88	7.39
Class P5	(2.18)	5.66	6.83	7.34
After deducting maximum sales charge or PACE Select program fee
Class A1	(6.67)	0.74	5.59	6.59
Class B2	(7.31)	(0.34)	5.44	6.60[6]
Class C3	(3.21)	4.12	6.04	6.55
Class P5	(3.15)	3.57	4.71	5.21
Barclays Capital Global Aggregate ex US Index[7]	(1.28)	6.41	7.23	8.80
Lipper International Income Funds median	(1.74)	5.62	6.54	7.17

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.95)%; 5-year period, 4.68%; 10-year period, 6.16%; Class B—1-year period, (2.99)%; 5-year period, 4.49%; 10-year period, 6.18%; Class C—1-year period, 1.43%; 5-year period, 5.14%; 10-year period, 6.15%; Class Y—1-year period, 2.76%; 5-year period, 5.94%; 10-year period, 6.97%; Class P—1-year period, 0.80%; 5-year period, 3.79%; 10-year period, 4.79%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.26% and 1.21%; Class B—2.06% and 2.00%; Class C—1.74% and 1.69%; Class Y—1.11% and 1.00%; and Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2012 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00% and Class P—1.00% . The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	6.4 yrs.
Weighted average maturity	9.3 yrs.
Average coupon	4.40%
Net assets (mm)	$537.8
Number of holdings	114
Portfolio composition[1]	01/31/12
Long-term global debt securities	96.7%
Futures and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Quality diversification[1]	01/31/12
AAA	14.0%
AA	11.4
A	28.7
BBB	3.2
BB	1.2
B	0.3
Non-rated	37.9
Futures and forward foreign currency contracts	0.0[2]
Cash equivalents and other assets less liabilities	3.3
Total	100.0%
Top five countries of incorporation[1]	01/31/12
Japan	24.7%
United States	13.0
United Kingdom	12.3
Canada	6.4
France	5.9
Total	62.3%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount		Value
Long-term global debt securities—96.69%
British Virgin Islands—0.61%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[1]	USD	3,100,000	$3,257,319
Canada—6.44%
Canadian Government Bond 3.250%, due 06/01/21	CAD	6,550,000	7,280,318
3.750%, due 06/01/19	CAD	8,040,000	9,181,974
5.750%, due 06/01/33	CAD	4,460,000	6,806,715
Cards II Trust 3.048%, due 05/15/13	CAD	3,100,000	3,149,838
3.333%, due 05/15/16	CAD	2,300,000	2,387,348
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	5,803,031
			34,609,224
Cayman Islands—0.06%
UPCB Finance Ltd. 7.625%, due 01/15/20[2]	EUR	250,000	338,458
Denmark—0.57%
Kingdom of Denmark 4.000%, due 11/15/19	DKK	14,620,000	3,057,380
France—5.94%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[1,3]	USD	3,900,000	3,763,488
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15	EUR	10,325,000	14,201,151
GDF Suez 2.750%, due 10/18/17	EUR	1,800,000	2,413,724
Pernod-Ricard SA 4.875%, due 03/18/16	EUR	950,000	1,324,475
Republic of France 4.000%, due 04/25/55	EUR	1,250,000	1,679,356
5.750%, due 10/25/32	EUR	2,520,000	4,244,297
Sanofi 2.625%, due 03/29/16	USD	4,100,000	4,327,390
			31,953,881
Germany—4.21%
Bundesrepublik Deutschland, Series 08 4.750%, due 07/04/40	EUR	3,034,000	5,779,108
Series 98 5.625%, due 01/04/28	EUR	1,350,000	2,494,640
Deutsche Bank AG 3.625%, due 03/09/17[4]	EUR	2,250,000	2,560,516
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.500%, due 03/15/19[2]	EUR	750,000	1,025,184
KFW 2.500%, due 01/17/22	EUR	3,100,000	4,083,428
Landwirtschaftliche Rentenbank 2.875%, due 08/30/21	EUR	1,950,000	2,650,684

	Face amount		Value
Long-term global debt securities—(continued)
Germany—(concluded)
NRW Bank 3.875%, due 01/27/20	EUR	2,300,000	$3,336,184
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, due 12/01/17[2]	EUR	500,000	693,266
			22,623,010
Italy—4.58%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20	EUR	7,200,000	8,828,751
4.750%, due 09/01/21	EUR	13,050,000	15,806,864
			24,635,615
Japan—24.66%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[1]	USD	1,900,000	2,017,340
Development Bank of Japan 1.750%, due 03/17/17	JPY	130,000,000	1,816,238
2.300%, due 03/19/26	JPY	500,000,000	7,234,551
Government of Japan 0.700%, due 09/20/14	JPY	2,733,000,000	36,343,235
1.000%, due 12/20/12	JPY	1,640,000,000	21,681,458
2.000%, due 03/20/16	JPY	1,976,000,000	27,737,160
2.000%, due 12/20/24	JPY	685,000,000	9,763,263
2.200%, due 09/20/26	JPY	159,700,000	2,303,586
2.300%, due 06/20/35	JPY	1,177,000,000	16,882,491
2.300%, due 12/20/36	JPY	480,000,000	6,865,858
			132,645,180
Luxembourg—1.27%
Gazprom Via Gaz Capital SA 4.560%, due 12/09/12	EUR	3,200,000	4,254,824
Prologis International Funding SA 5.875%, due 10/23/14[5]	EUR	450,000	612,167
Schlumberger Investment SA 1.950%, due 09/14/16[1]	USD	1,950,000	1,981,882
			6,848,873
Malaysia—0.16%
Malaysia Government Bond, Series 0902 4.378%, due 11/29/19	MYR	2,500,000	874,014
Mexico—5.65%
Mexican Bonos 6.500%, due 06/10/21	MXN	116,700,000	9,342,801
8.000%, due 06/11/20	MXN	95,000,000	8,412,275
8.500%, due 12/13/18	MXN	140,200,000	12,645,547
			30,400,623
Netherlands—3.70%
Bank Nederlandse Gemeenten 2.250%, due 08/24/16	EUR	1,400,000	1,849,948
BMW Finance N.V. 4.000%, due 09/17/14	EUR	600,000	828,937
Government of the Netherlands 5.500%, due 01/15/28	USD	1,830,500	3,287,036

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
ING Bank N.V. 1.940%, due 06/09/14[2,4]	USD	3,150,000	$3,034,515
6.125%, due 05/29/23[4]	EUR	800,000	955,057
Linde Finance BV 3.125%, due 12/12/18	EUR	1,050,000	1,440,339
Netherlands Government Bond 4.000%, due 01/15/37	EUR	2,750,000	4,516,097
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	1,400,000	1,908,531
Urenco Finance N.V. 5.375%, due 05/22/15	EUR	1,500,000	2,092,917
			19,913,377
Norway—1.03%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,533,829
Poland—0.12%
Poland Government Bond, Series 1019 5.500%, due 10/25/19	PLN	2,025,000	632,420
Singapore—1.34%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	954,417
5.000%, due 11/15/19[1,4]	USD	2,400,000	2,519,347
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[4]	USD	2,300,000	2,370,714
United Overseas Bank Ltd. 5.375%, due 09/03/19[1,4]	USD	1,300,000	1,368,908
			7,213,386
South Korea—3.96%
Korea Treasury Bond 5.750%, due 09/10/18	KRW	21,318,210,000	21,318,589
Spain—3.01%
Spain Government Bond 5.500%, due 04/30/21	EUR	11,750,000	16,204,612
Supranational—1.13%
European Investment Bank 6.000%, due 12/07/28	GBP	2,950,000	6,072,185
Sweden—2.94%
Government of Sweden 4.250%, due 03/12/19	SEK	14,830,000	2,582,524
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	2,925,453
Skandinaviska Enskilda Banken AB 4.500%, due 04/25/13	EUR	3,880,000	5,279,038
Swedbank AB 3.375%, due 02/09/17	EUR	750,000	985,256
Vattenfall AB 6.250%, due 03/17/21	EUR	2,450,000	4,024,758
			15,797,029

	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—12.32%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	$2,660,913
5.750%, due 03/02/26[2]	GBP	3,250,000	5,635,024
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,376,905
Aviva PLC 5.250%, due 10/02/23[4]	EUR	30,000	37,868
Barclays Bank PLC 1.617%, due 01/13/14[4]	USD	2,600,000	2,543,312
4.500%, due 03/04/19[4]	EUR	1,450,000	1,708,919
First Hydro Finance PLC 9.000%, due 07/31/21	GBP	700,000	1,279,539
HSBC Bank PLC 1.367%, due 01/17/14[2,4]	USD	1,300,000	1,290,198
HSBC Holdings PLC 6.250%, due 03/19/18	EUR	4,000,000	5,731,130
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,323,497
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	5,210,289
Priory Group No 3 PLC 7.000%, due 02/15/18[2]	GBP	350,000	537,742
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,810,031
Royal Bank of Scotland PLC 4.875%, due 08/25/14[1]	USD	3,000,000	3,029,082
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,254,729
Standard Chartered Bank 3.625%, due 02/03/17[4]	EUR	1,400,000	1,831,269
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	6,059,078
United Kingdom Treasury Bonds 4.250%, due 12/07/55	GBP	3,770,000	7,650,879
United Kingdom Treasury Inflation Linked Bonds 1.250%, due 11/22/17	GBP	7,817,104	14,268,169
			66,238,573
United States—12.99%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[1]	USD	2,350,000	2,339,270
Ball Corp. 6.750%, due 09/15/20	USD	1,050,000	1,160,250
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	861,125
Boeing Capital Corp. 2.125%, due 08/15/16	USD	1,650,000	1,717,068
Celanese US Holdings LLC 6.625%, due 10/15/18	USD	650,000	702,000

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Citigroup, Inc. 1.307%, due 02/15/13[4]	USD	3,000,000	$2,971,035
6.000%, due 08/15/17	USD	1,800,000	1,971,383
Constellation Brands, Inc. 7.250%, due 05/15/17	USD	950,000	1,064,000
Daimler Finance N.A. LLC 1.184%, due 03/28/14[1,4]	USD	2,500,000	2,454,952
Ford Motor Credit Co. LLC 5.750%, due 02/01/21	USD	1,200,000	1,305,966
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,076,250
Georgia-Pacific LLC 8.000%, due 01/15/24	USD	500,000	649,323
HSBC Bank USA N.A. 4.875%, due 08/24/20	USD	1,400,000	1,388,468
IBM Corp. 5.700%, due 09/14/17	USD	4,200,000	5,130,817
Johnson & Johnson 4.750%, due 11/06/19	EUR	3,350,000	5,169,581
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17	USD	4,850,000	5,385,746
New York Life Global Funding 2.450%, due 07/14/16[1]	USD	2,800,000	2,889,446
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	700,000	790,753
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	6,331,064
Philip Morris International, Inc. 5.650%, due 05/16/18	USD	1,200,000	1,455,031
6.875%, due 03/17/14	USD	1,800,000	2,035,845
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	2,930,702
Procter & Gamble Co. 4.500%, due 05/12/14	EUR	3,700,000	5,187,996
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	2,900,000	4,964,599
Southwestern Energy Co. 7.500%, due 02/01/18	USD	950,000	1,112,688
Teva Pharmaceutical Finance IV LLC 1.700%, due 11/10/14	USD	3,600,000	3,671,723

	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Wells Fargo & Co. 2.625%, due 12/15/16	USD	3,050,000	$3,113,577
			69,830,658
Total long-term global debt securities (cost—$487,571,715)			519,998,235
Repurchase agreement—1.11%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $1,722,919 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $1,784,083 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $2,468,254 US Treasury Notes, 0.750% due 08/15/13; (value—$6,116,959); proceeds: $5,997,002 (cost—$5,997,000)		5,997,000	5,997,000
	Number of shares
Investment of cash collateral from securities loaned—0.71%
Money market fund—0.71%
UBS Private Money Market Fund LLC[6] (cost—$3,822,390)		3,822,390	3,822,390
Total investments (cost—$497,391,105)— 98.51%			529,817,625
Other assets in excess of liabilities—1.49%			7,995,972
Net assets—100.00%			$537,813,597

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 75.

Aggregate cost for federal income tax purposes was substantially the same for book purposes and net unrealized appreciation consisted of:

Gross unrealized appreciation	$42,767,366
Gross unrealized depreciation	(10,340,846)
Net unrealized appreciation	$32,426,520

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
5	USD	US Treasury Bond 30 Year Futures	March 2012	$718,057	$727,188	$9,131
Interest rate futures buy contracts:
146	AUD	Australian Bond 10 Year Futures	March 2012	18,235,307	18,347,965	112,658
298	CAD	Canada Government Bond 10 Year Futures	March 2012	39,507,943	39,997,866	489,923
77	EUR	German Euro BOBL Futures	March 2012	12,410,176	12,654,846	244,670
52	EUR	German Euro Bund Futures	March 2012	9,432,575	9,505,375	72,800
64	EUR	German Euro Schatz Futures	March 2012	9,213,467	9,246,436	32,969
1	JPY	Japan Government Bond 10 Year Futures	March 2012	1,858,925	1,871,505	12,580
				$91,376,450	$92,351,181	$974,731
				Proceeds
US Treasury futures sell contracts:
272	USD	US Treasury Note 2 Year Futures	March 2012	$59,949,963	$60,044,000	$(94,037)
269	USD	US Treasury Note 5 Year Futures	March 2012	33,002,958	33,368,609	(365,651)
431	USD	US Treasury Note 10 Year Futures	March 2012	56,005,576	56,999,750	(994,174)
Interest rate futures sell contracts:
16	GBP	United Kingdom Long Gilt 10 Year Futures	March 2012	2,889,402	2,955,638	(66,236)
				$151,847,899	$153,367,997	$(1,520,098)
						$(545,367)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	TWD	102,500,000	USD	3,439,597	03/13/12	$(26,896)
BB	USD	3,392,355	TWD	102,500,000	03/13/12	74,138
CITI	AUD	55,000	USD	58,458	02/14/12	146
CITI	CAD	4,540,000	USD	4,426,233	02/14/12	(100,187)
CITI	EUR	246,722	USD	328,978	02/14/12	6,247
CITI	JPY	400,000,000	USD	5,145,555	02/14/12	(103,081)
CITI	MXN	151,239,341	USD	11,034,535	02/14/12	(556,864)
CITI	USD	136,933	AUD	133,052	02/14/12	4,131
CITI	USD	150,542	CAD	156,000	02/14/12	4,991
CITI	USD	10,667,906	EUR	7,950,000	02/14/12	(268,682)
CITI	USD	2,935,150	GBP	1,879,682	02/14/12	26,574
CITI	USD	990,143	MXN	13,701,819	02/14/12	60,002
CITI	USD	4,001,810	MYR	12,380,000	06/13/12	37,826
CITI	USD	17,036,012	NOK	98,800,350	02/14/12	(204,001)
CITI	USD	934,474	NZD	1,207,643	02/14/12	61,791
CITI	USD	48,618	PLN	168,300	02/14/12	3,472
CITI	USD	3,243,410	SEK	22,072,703	02/14/12	(495)
CSI	CAD	1,752,723	EUR	1,333,795	02/14/12	(2,771)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	EUR	2,696,051	PLN	12,241,957	02/14/12	$262,314
CSI	EUR	3,343,439	USD	4,473,589	02/14/12	100,108
CSI	EUR	4,116,126	USD	5,270,000	02/14/12	(114,217)
CSI	KRW	13,937,671,000	USD	12,010,885	06/13/12	(292,295)
CSI	USD	360,464	AUD	356,909	02/14/12	17,938
CSI	USD	61,205	CAD	62,000	02/14/12	609
CSI	USD	8,426,922	CNY	53,650,000	06/13/12	75,590
CSI	USD	1,660,000	EUR	1,280,148	02/14/12	14,534
CSI	USD	5,290,000	EUR	4,023,211	02/14/12	(27,323)
CSI	USD	873,226	MYR	2,800,000	06/13/12	40,423
CSI	USD	5,477,591	PHP	238,330,000	06/13/12	27,982
DB	CAD	555,644	JPY	42,174,493	02/14/12	(585)
DB	EUR	1,445,169	USD	1,860,000	02/14/12	(30,394)
DB	EUR	2,667,591	USD	3,497,276	02/14/12	7,857
DB	EUR	2,050,572	USD	2,707,336	04/12/12	24,491
DB	GBP	5,621,140	EUR	6,543,514	02/14/12	(297,529)
DB	JPY	405,072,500	AUD	5,000,000	02/14/12	(14,097)
DB	MXN	34,032,838	USD	2,455,436	02/14/12	(152,934)
DB	PLN	8,776,727	USD	2,604,989	02/14/12	(111,462)
DB	USD	10,719,842	AUD	10,583,996	02/14/12	501,520
DB	USD	4,956,955	CAD	4,985,250	02/14/12	13,382
DB	USD	12,774,005	EUR	9,475,128	02/14/12	(379,793)
DB	USD	6,966,639	EUR	5,405,936	02/14/12	104,750
DB	USD	51,297,812	JPY	3,978,702,594	02/14/12	909,092
DB	USD	1,390,000	MXN	18,407,909	02/14/12	20,833
GSI	USD	104,813	DKK	584,800	02/14/12	(1,908)
JPMCB	EUR	688,625	USD	899,186	04/12/12	(1,769)
JPMCB	GBP	14,000	USD	21,598	02/14/12	(461)
JPMCB	USD	7,294,611	CHF	6,631,239	02/14/12	(89,492)
JPMCB	USD	1,251,098	DKK	6,894,175	02/14/12	(37,952)
JPMCB	USD	966,563	EUR	730,727	02/14/12	(10,715)
JPMCB	USD	1,484,771	SGD	1,908,006	02/14/12	32,097
						$(393,065)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2012 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$519,998,235	$—	$519,998,235
Repurchase agreement	—	5,997,000	—	5,997,000
Investment of cash collateral from securities loaned	—	3,822,390	—	3,822,390
Futures contracts, net	(545,367)	—	—	(545,367)
Forward foreign currency contracts, net	—	(393,065)	—	(393,065)
Total	$(545,367)	$529,424,560	$—	$528,879,193

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	59.99%	—
Repurchase agreement	—	1.13%
Banks and other financial institutions	23.36	—
Industrial	14.80	—
Investment of cash collateral from securities loaned	—	0.72
	98.15%	1.85%

Portfolio footnotes

  Note: The portfolio of investments is listed by the issuer's country of incorporation.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.91% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2012, the value of this security amounted to 2.33% of net assets.

3  Security, or portion thereof, was on loan at January 31, 2012.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$65,600	$8,662,704	$4,905,914	$3,822,390	$171

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 0.59% before the deduction of the maximum PACE Select program fee. (Class P shares declined 0.41% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 1.10%, and the Lipper High Current Yield Funds category posted a median return of 1.07%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 78. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. The primary driver of performance was the Portfolio's beta positioning, which was slightly above that of the benchmark. (Beta is a measure of volatility or risk relative to the market as a whole.) Additionally, our out-of-benchmark exposure to mortgages, bank loans and equity received from restructurings detracted from relative performance during the period.

In terms of sectors, automakers outperformed as the industry continued to see sales rebounding from the supply chain disruption earlier in 2011. Ford Motor Co. was a top performer for the Portfolio, although our exposure to General Motors Co. was a drag on results. Some of the Portfolio's financial issuers were among the top performers for the period (Ally Financial, Inc. and CIT Group, Inc.), as the industry shrugged off concerns about Europe. Our exposure to homebuilders (Beazer Homes USA, Inc.) and building material companies (USG Corp.) received a lift from recent positive housing trends. Positive economic news also prompted a rebound in our gaming holdings (MGM Resorts International and Wynn Las Vegas). In contrast, the unexpected bankruptcy filing of AMR, the parent company to American Airlines, had a negative impact on the Portfolio. Our holdings in AMR are secured and we believe that probabilities favor relatively high recoveries. The bankruptcy announcement pulled down other airlines as well (Delta, United and US Air). Other issuers that were detrimental to performance included bonds from the energy sector, due to a warm start to winter (Ferrell Gas), Geokinetics Holdings, Inc., a seismic imaging company struggling with operational issues, and our European exposure (HT1 Funding GmbH, Egg Banking PLC, SGL Carbon SE and IKB Deutsche Industriebank AG).

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return.

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

We continue to be comfortable with our positioning of the Portfolio, and will maintain the current risk profile to take advantage of the positive returns we anticipate in the high yield market in 2012.

Currency forwards were successfully used during the reporting period to hedge the Portfolio's currency exposure into US dollars. Treasury futures, which were used to manage the duration of the overall portfolio, were a drag on performance during the period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	0.48%	1.77%	8.00%	8.02%
Class C3	0.26	1.32	N/A	18.92
Class Y4	0.66	2.07	N/A	22.96
Class P5	0.59	1.99	8.25	8.27
After deducting maximum sales charge or PACE Select program fee
Class A2	(4.05)	(2.80)	7.00	7.16
Class C3	(0.46)	0.62	N/A	18.92
Class P5	(0.41)	(0.03)	6.11	6.12
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	1.10	4.73	7.83	8.42
Lipper High Current Yield Funds median	1.07	4.30	6.02	6.56

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (4.67)%; 5-year period, 6.26%; since inception, 6.53%; Class C—1-year period, (1.25)%; since inception, 17.99%; Class Y—1 year period, 0.08%; since inception, 22.07%; Class P—1-year period, (1.99)%; 5-year period, 5.38%; since inception, 5.52%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.31% and 1.31% Class B—2.02% and 2.02% Class C—1.77% and 1.77% Class Y—1.03% and 1.03% Class P—1.15% and 1.10% Class B shares were not operational as of November 28, 2010. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Weighted average duration	3.1 yrs.
Weighted average maturity	4.3 yrs.
Average coupon	7.25%
Net assets (mm)	$273.6
Number of holdings	296
Portfolio composition[1]	01/31/12
Bonds and loan assignments	96.1%
Common stocks and warrants	1.4
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Quality diversification[1]	01/31/12
BB & higher	41.4%
B	38.9
CCC & lower	7.3
Not rated	9.9
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Asset allocation[1]	01/31/12
Corporate bonds	90.6%
Loan assignments	3.1
Asset-backed securities	2.1
Common stocks and warrants	1.4
Collateralized mortgage obligations	0.3
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	2.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Corporate bonds—90.60%
Aerospace & defense—2.50%
Alliant Techsystems, Inc. 6.750%, due 04/01/16	55,000	$56,513
6.875%, due 09/15/20	2,150,000	2,236,000
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	548,750
8.500%, due 07/01/18	600,000	661,500
Ducommun, Inc. 9.750%, due 07/15/18[2]	1,115,000	1,140,087
Hexcel Corp. 6.750%, due 02/01/15	453,000	456,964
TransDigm, Inc. 7.750%, due 12/15/18	1,600,000	1,752,000
		6,851,814
Airlines—2.97%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21	341,899	270,101
Class B 7.377%, due 05/23/19	237,888	130,838
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	819,541	815,443
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	754,890	766,213
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	2,036,098	2,076,820
Delta Air Lines, Inc. 12.250%, due 03/15/15[2,3,4]	2,105,000	2,241,825
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16	1,200,000	1,101,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	638,688	718,524
		8,120,764
Auto & truck—1.92%
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,452,719
9.375%, due 03/01/20	285,000	346,987
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,705,904
General Motors Co. 8.375%, due 07/15/495,6,7,*	10,190,000	112,090
Navistar International Corp. 8.250%, due 11/01/21	1,517,000	1,638,360
		5,256,060

	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—0.72%
Commercial Vehicle Group, Inc. 7.875%, due 04/15/19[2]		1,300,000	$1,300,000
Goodyear Tire & Rubber Co. 8.250%, due 08/15/20[4]		420,000	456,750
10.500%, due 05/15/16		195,000	213,525
			1,970,275
Banking-non-US—2.60%
Deutsche Postbank Funding Trust IV 5.983%, due 06/29/17[8,9]	EUR	850,000	822,763
EGG Banking PLC 7.500%, due 12/09/13[8,9]	GBP	1,560,000	2,237,007
HBOS Capital Funding LP 6.461%, due 11/30/18[8,9]	GBP	1,400,000	1,566,346
HT1 Funding GmbH 6.352%, due 06/30/17[8,9]	EUR	2,100,000	1,458,551
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	1,000,000	1,038,591
			7,123,258
Banking-US—1.14%
ABN Amro Bank NV 4.310%, due 03/10/16[8,9]	EUR	305,000	286,530
Fifth Third Capital Trust IV 6.500%, due 04/15/37[9]		1,600,000	1,588,000
Wachovia Capital Trust III 5.570%, due 12/22/11[8,9]		750,000	662,835
Wells Fargo & Co., Series K 7.980%, due 03/15/18[8,9]		525,000	568,312
			3,105,677
Beverages—0.46%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	662,275
7.250%, due 05/15/17		225,000	252,000
8.375%, due 12/15/14		300,000	339,000
			1,253,275
Broadcast—0.71%
Clear Channel Communications, Inc. 5.500%, due 12/15/16		45,000	24,750
6.875%, due 06/15/18		730,000	383,250
7.250%, due 10/15/27		445,000	213,600
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17		1,205,000	1,328,513
			1,950,113
Building & construction—2.64%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,255,000	1,085,575
D.R. Horton, Inc. 5.625%, due 01/15/16		35,000	36,488
6.500%, due 04/15/16		255,000	272,212

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—(concluded)
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		580,000	$362,500
10.625%, due 10/15/16[4]		1,490,000	1,300,025
Meritage Homes Corp. 6.250%, due 03/15/15		550,000	550,000
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	430,920
7.875%, due 06/15/32		870,000	765,600
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19[2]		1,045,000	1,045,000
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,385,475
			7,233,795
Building materials—0.45%
Interface, Inc. 7.625%, due 12/01/18		1,130,000	1,217,575
Building products—1.11%
Associated Materials LLC 9.125%, due 11/01/17[4]		1,110,000	1,076,700
USG Corp. 6.300%, due 11/15/16		1,235,000	1,106,869
8.375%, due 10/15/18[2]		210,000	206,850
9.750%, due 01/15/18[3]		690,000	639,112
			3,029,531
Building products-cement—0.88%
Hanson Ltd. 6.125%, due 08/15/16		600,000	612,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	534,143
Texas Industries, Inc. 9.250%, due 08/15/20		1,350,000	1,257,188
			2,403,331
Cable—1.39%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, due 01/15/19		1,035,000	1,099,687
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, due 11/15/17[2]		1,080,000	1,150,200
Dish DBS Corp. 6.750%, due 06/01/21		675,000	735,750
7.125%, due 02/01/16		750,000	823,125
			3,808,762
Car rental—1.62%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.010%, due 05/15/14[9]		200,000	193,000
8.250%, due 01/15/19		1,425,000	1,499,812

	Face amount[1]		Value
Corporate bonds—(continued)
Car rental—(concluded)
Europcar Groupe SA 4.570%, due 05/15/13[9,10]	EUR	300,000	$315,894
Hertz Corp. 6.750%, due 04/15/19		300,000	309,750
7.375%, due 01/15/21		585,000	615,712
8.875%, due 01/01/14[4]		99,000	99,619
Hertz Holdings Netherlands BV 8.500%, due 07/31/15[10]	EUR	1,000,000	1,388,168
			4,421,955
Chemicals—1.89%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		1,380,000	1,376,550
Huntsman International LLC 7.500%, due 01/01/15	EUR	650,000	848,107
8.625%, due 03/15/20		1,115,000	1,223,713
Momentive Performance Materials, Inc. 9.000%, due 01/15/21		355,000	321,275
9.500%, due 01/15/21	EUR	545,000	593,478
Rockwood Specialties Group, Inc. 7.625%, due 11/15/14	EUR	270,000	356,705
Vertellus Specialties, Inc. 9.375%, due 10/01/15[2]		615,000	458,175
			5,178,003
Coal—1.61%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[4]		1,045,000	1,037,162
6.250%, due 06/01/21		345,000	341,550
Arch Coal, Inc. 7.000%, due 06/15/19[2]		1,000,000	1,002,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17		1,270,000	1,371,600
8.500%, due 12/15/19		605,000	660,963
			4,413,775
Commercial services—1.44%
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	631,297
8.375%, due 08/15/21		1,000,000	1,092,500
United Rentals North America, Inc. 9.250%, due 12/15/19		2,015,000	2,226,575
			3,950,372

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—0.23%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	$621,000
Consumer products—0.53%
Jarden Corp. 7.500%, due 01/15/20		670,000	716,900
7.500%, due 01/15/20	EUR	550,000	730,794
			1,447,694
Containers & packaging—2.21%
Ball Corp. 7.375%, due 09/01/19		310,000	345,650
Beverage Packaging Holdings Luxembourg II SA 8.000%, due 12/15/16[10]	EUR	205,000	238,654
OI European Group BV 6.875%, due 03/31/17[10]	EUR	115,000	154,367
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	840,000
Packaging Dynamics Corp. 8.750%, due 02/01/16[2]		1,445,000	1,511,831
Rexam PLC 6.750%, due 06/29/67[9]	EUR	1,406,000	1,779,346
Sealed Air Corp. 8.125%, due 09/15/19[2]		1,075,000	1,190,563
			6,060,411
Diversified capital goods—0.46%
Mueller Water Products, Inc. 7.375%, due 06/01/17		445,000	424,975
8.750%, due 09/01/20		755,000	824,838
			1,249,813
Diversified financial services—4.25%
Ally Financial, Inc. 4.500%, due 02/11/14		260,000	259,969
6.750%, due 12/01/14		765,000	797,207
7.500%, due 09/15/20		1,710,000	1,833,975
Bank of America Corp. 8.000%, due 01/30/18[8,9]		345,000	340,822
Capital One Capital III 7.686%, due 08/15/36		2,000,000	2,020,000
First Data Corp. 8.875%, due 08/15/20[2]		2,465,000	2,625,225
GE Capital Trust III 6.500%, due 09/15/67[9,10]	GBP	1,750,000	2,537,039
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,8,9]		1,000,000	1,207,540
			11,621,777
Diversified manufacturing—0.84%
Bombardier, Inc. 7.500%, due 03/15/18[2,4]		270,000	302,400
7.750%, due 03/15/20[2]		1,770,000	2,008,950
			2,311,350

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified operations—1.47%
Icahn Enterprises LP 4.000%, due 08/15/13[9]		900,000	$886,500
8.000%, due 01/15/18[2]		575,000	596,563
8.000%, due 01/15/18[4]		1,250,000	1,296,875
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18[3]		1,125,000	1,245,937
			4,025,875
Electric utilities—1.48%
Edison Mission Energy 7.200%, due 05/15/19		80,000	45,200
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20		1,528,000	1,646,420
NRG Energy, Inc. 7.625%, due 01/15/18		250,000	245,000
8.250%, due 09/01/20		1,835,000	1,807,475
8.500%, due 06/15/19		295,000	296,475
			4,040,570
Electric-generation—1.38%
Calpine Corp. 7.250%, due 10/15/17[2]		525,000	548,625
7.875%, due 07/31/20[2]		1,415,000	1,524,662
Intergen N.V. 8.500%, due 06/30/17[10]	EUR	205,000	270,832
9.000%, due 06/30/17[2]		400,000	424,000
9.500%, due 06/30/17[10]	GBP	490,000	783,725
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		205,377	215,132
			3,766,976
Electric-integrated—0.22%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, due 10/01/20[2]		800,000	604,000
Electronics—0.93%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[2]		1,180,000	1,289,150
10.125%, due 03/15/18[2,4]		569,000	633,012
SGL Carbon SE 2.320%, due 05/16/15[9]	EUR	500,000	634,450
			2,556,612
Finance-captive automotive—1.74%
Ally Credit Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	391,516
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	1,085,681
Ford Motor Credit Co. LLC 5.875%, due 08/02/21		1,750,000	1,913,534
8.000%, due 12/15/16		1,165,000	1,378,975
			4,769,706

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-noncaptive consumer—1.60%
CIT Group, Inc. 7.000%, due 05/04/15[2]		505,000	$507,525
7.000%, due 05/01/16		758	758
7.000%, due 05/02/16[2]		1,308,000	1,312,905
7.000%, due 05/01/17		416	417
7.000%, due 05/02/17[2]		2,550,000	2,556,375
			4,377,980
Finance-other—1.74%
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	2,130,000
8.450%, due 06/15/18		600,000	649,500
Springleaf Finance Corp. 3.250%, due 01/16/13	EUR	1,000,000	1,149,963
6.900%, due 12/15/17		350,000	271,250
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	395,125
Series H 5.375%, due 10/01/12		175,000	168,656
			4,764,494
Financial services—0.46%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[9]		1,450,000	1,254,250
Food products—0.74%
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2,4]		2,015,000	2,030,112
Food-wholesale—0.07%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	197,781
Gaming—4.45%
Caesars Entertainment Operating Co., Inc. 10.000%, due 12/15/18[4]		3,059,000	2,307,372
12.750%, due 04/15/18		370,000	314,500
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14[4]		1,380,000	1,359,300
7.750%, due 03/15/19[4]		575,000	549,125
MGM Resorts International 5.875%, due 02/27/14[4]		55,000	54,725
6.625%, due 07/15/15[4]		1,735,000	1,735,000
7.500%, due 06/01/16[4]		1,485,000	1,488,713
Mohegan Tribal Gaming Authority 6.125%, due 02/15/13		1,475,000	1,209,500
11.500%, due 11/01/17[2]		285,000	267,900
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15		1,570,000	1,601,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	1,288,200
			12,175,735

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—1.86%
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	$392,831
HCA, Inc. 6.500%, due 02/15/16		3,165,000	3,307,425
7.500%, due 02/15/22		55,000	58,850
Kinetic Concepts 10.500%, due 11/01/18[2]		1,300,000	1,326,000
			5,085,106
Hotels, restaurants & leisure—0.44%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14[10]	EUR	925,000	1,209,946
Household durables—0.58%
Libbey Glass, Inc. 10.000%, due 02/15/15		1,493,000	1,597,510
Insurance—3.60%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	982,822
Series A2 4.875%, due 03/15/67[9]	EUR	4,500,000	3,884,907
Series A3 5.750%, due 03/15/67[9]	GBP	600,000	659,000
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	992,337
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	1,870,000
Lincoln National Corp. 7.000%, due 05/17/66[9]		1,555,000	1,469,475
			9,858,541
Machinery—1.45%
Boart Longyear Management Pty Ltd. 7.000%, due 04/01/21[2]		1,745,000	1,823,525
Terex Corp. 8.000%, due 11/15/17[4]		2,110,000	2,131,100
			3,954,625
Machinery-agriculture & construction—0.25%
CNH America LLC 7.250%, due 01/15/16		625,000	681,250
Manufacturing-diversified—1.61%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,520,000	1,535,200
Amsted Industries, Inc. 8.125%, due 03/15/18[2]		1,110,000	1,198,800
Polypore International, Inc. 7.500%, due 11/15/17		760,000	798,000
SPX Corp. 6.875%, due 09/01/17		390,000	434,850
7.625%, due 12/15/14		385,000	434,087
			4,400,937

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—1.38%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		775,000	$674,250
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17		145,000	159,138
EN Germany Holdings BV 10.750%, due 11/15/15[10]	EUR	1,000,000	1,190,325
Lamar Media Corp. 5.875%, due 02/01/22[2]		1,350,000	1,351,687
6.625%, due 08/15/15		285,000	292,303
Series C 6.625%, due 08/15/15		105,000	107,625
			3,775,328
Medical products—0.14%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		370,000	387,575
Metals—2.64%
Aleris International, Inc. 6.000%, due 06/01/20[5,7]		13,347	13,147
7.625%, due 02/15/18		1,415,000	1,432,687
Century Aluminum Co. 8.000%, due 05/15/14		1,628,150	1,656,643
Novelis, Inc. 8.375%, due 12/15/17		2,500,000	2,743,750
Vedanta Resources PLC 8.250%, due 06/07/21[2,4]		1,700,000	1,377,000
			7,223,227
Metals & mining—0.91%
Arch Western Finance LLC 6.750%, due 07/01/13[3]		467,000	470,503
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2]		525,000	534,187
7.000%, due 11/01/15[2]		630,000	650,475
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	844,739
			2,499,904
Oil & gas—7.74%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		1,420,000	1,409,350
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	1,164,800
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	692,178
6.625%, due 08/15/20[4]		645,000	648,225
6.875%, due 08/15/18		645,000	662,737
Concho Resources, Inc. 6.500%, due 01/15/22		300,000	322,500
7.000%, due 01/15/21		1,635,000	1,798,500
Denbury Resources, Inc. 9.750%, due 03/01/16		200,000	223,500

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Encore Acquisition Co. 9.500%, due 05/01/16	500,000	$560,625
Energy Transfer Equity LP 7.500%, due 10/15/20	1,500,000	1,657,500
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21	430,000	371,950
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20	475,000	441,750
Forest Oil Corp. 7.250%, due 06/15/19	870,000	870,000
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]	400,000	434,000
8.000%, due 02/15/20[2]	355,000	387,838
Inergy LP/Inergy Finance Corp. 6.875%, due 08/01/21	703,000	671,365
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20	1,790,000	1,986,900
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.500%, due 08/15/21	925,000	992,062
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2]	1,395,000	1,441,035
Precision Drilling Corp. 6.500%, due 12/15/21[2]	615,000	631,913
6.625%, due 11/15/20	855,000	897,750
Swift Energy Co. 7.125%, due 06/01/17	500,000	500,000
8.875%, due 01/15/20	1,520,000	1,615,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	730,000	784,750
		21,166,228
Oil refining—0.06%
Tesoro Corp. 6.500%, due 06/01/17	160,000	164,800
Oil services—2.26%
Basic Energy Services, Inc. 7.125%, due 04/15/16	1,110,000	1,121,100
7.750%, due 02/15/19	420,000	427,350
Cie Generale de Geophysique—Veritas 6.500%, due 06/01/21	1,350,000	1,343,250
Geokinetics Holdings, Inc. 9.750%, due 12/15/14	915,000	635,925
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[2]	1,245,000	1,307,250

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil services—(concluded)
Hornbeck Offshore Services, Inc. 8.000%, due 09/01/17		335,000	$352,587
Series B 6.125%, due 12/01/14		1,000,000	1,001,250
			6,188,712
Packaging—1.20%
Reynolds Group Issuer 8.750%, due 10/15/16[3,10]	EUR	1,100,000	1,510,797
9.250%, due 05/15/18[2,3]		1,765,000	1,760,588
			3,271,385
Paper & forest products—2.57%
Boise Cascade LLC 7.125%, due 10/15/14		1,980,000	1,987,425
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.000%, due 04/01/20		155,000	165,850
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17		1,290,000	1,406,100
Domtar Corp. 9.500%, due 08/01/16		250,000	300,000
10.750%, due 06/01/17		855,000	1,090,125
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	396,339
7.125%, due 10/15/33[2]		1,850,000	869,500
Stora Enso Oyj 7.250%, due 04/15/36[2]		1,000,000	812,500
			7,027,839
Pharmaceuticals—0.32%
Mylan, Inc. 6.000%, due 11/15/18[2]		850,000	877,625
Railroads—0.60%
RailAmerica, Inc. 9.250%, due 07/01/17		1,465,000	1,629,813
Real estate investment trusts—1.16%
Host Hotels & Resorts, Inc. 6.000%, due 11/01/20		1,315,000	1,402,119
Prologis International Funding SA 5.875%, due 10/23/14[3]	EUR	1,300,000	1,768,483
			3,170,602
Steel—1.24%
AK Steel Corp. 7.625%, due 05/15/20		1,350,000	1,333,125
APERAM 7.375%, due 04/01/16[2]		1,000,000	875,000
US Steel Corp. 7.000%, due 02/01/18[4]		1,170,000	1,183,162
			3,391,287

	Face amount[1]		Value
Corporate bonds—(continued)
Support-services—0.18%
TUI AG 5.125%, due 12/10/12[10]	EUR	380,000	$502,029
Telecom-integrated/services—0.77%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21[2]		793,000	836,615
Intelsat Luxembourg SA 11.500%, due 02/04/17[11]		1,250,000	1,256,250
			2,092,865
Telecommunication services—1.41%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	770,100
CommScope, Inc. 8.250%, due 01/15/19[2]		1,560,000	1,622,400
Satmex Escrow SA de C.V. 9.500%, due 05/15/17		1,400,000	1,456,000
			3,848,500
Telephone-integrated—1.33%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	791,300
7.050%, due 10/01/46		265,000	209,350
Sprint Capital Corp. 6.900%, due 05/01/19		350,000	298,375
8.750%, due 03/15/32		1,570,000	1,318,800
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	1,025,511
			3,643,336
Textiles & apparel—0.28%
Mohawk Industries, Inc. 6.875%, due 01/15/16		700,000	761,250
Transportation—0.92%
Stena AB 5.875%, due 02/01/19[10]	EUR	650,000	697,191
6.125%, due 02/01/17[10]	EUR	1,500,000	1,824,729
			2,521,920
Transportation services—0.79%
Hapag-Lloyd AG 9.750%, due 10/15/17[2,4]		1,130,000	960,500
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,010,000
Teekay Corp. 8.500%, due 01/15/20[4]		195,000	195,000
			2,165,500
Wireless telecommunication services—2.06%
Crown Castle International Corp. 7.125%, due 11/01/19		1,000,000	1,087,500
9.000%, due 01/15/15		430,000	468,700
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	486,325
7.875%, due 09/01/18		500,000	527,500

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Nextel Communications, Inc. 5.950%, due 03/15/14	1,500,000	$1,485,000
Sprint Nextel Corp. 8.375%, due 08/15/17	325,000	302,250
ViaSat, Inc. 8.875%, due 09/15/16	1,250,000	1,287,500
		5,644,775
Total corporate bonds (cost—$239,374,491)		247,906,886
Loan assignments[9]—3.07%
Airlines—0.81%
US Airways Group, Inc. Term Loan 2.770%, due 02/29/12	2,465,278	2,233,344
Broadcast—0.31%
Clear Channel Communication, Inc. Delay Draw Term Loan 2 3.920%, due 02/29/12	1,137,550	840,570
Computer software & services—0.47%
Sungard Data Systems, Inc. Tranche B 4.021%, due 02/13/12	188,076	186,805
4.030%, due 03/27/12	648,066	643,685
4.036%, due 02/21/12	80,858	80,312
4.063%, due 02/08/12	376,152	373,609
		1,284,411
Defense/aerospace—0.30%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.579%, due 03/30/12	60,863	47,301
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.579%, due 03/30/12	984,241	764,922
		812,223
Support-services—0.36%
KAR Auction Services, Inc. Term Loan B 5.000%, due 02/29/12	995,000	988,781
Telecom-integrated/services—0.54%
Intelsat Jackson Holdings SA Tranche B Term Loan 5.250%, due 04/12/12	1,488,750	1,486,889
Wireless telecommunication services—0.28%
MetroPCS Wireless, Inc. Extended Term Loan B 4.134%, due 02/01/12	509,820	504,737
4.134%, due 02/29/12	263,067	260,445
		765,182
Total loan assignments (cost—$8,745,985)		8,411,400

	Face amount[1]	Value
Asset-backed securities—2.07%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.346%, due 05/25/37[9]	699,609	$561,928
GSAA Home Equity Trust, Series 2006-14, Class A1 0.326%, due 09/25/36[9]	828,000	310,472
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.406%, due 04/25/37[9]	651,410	444,088
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.376%, due 04/25/37[9]	1,045,604	696,177
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.386%, due 03/25/37[9]	1,727,414	911,408
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.376%, due 09/25/36[9]	666,048	546,954
Series 2006-HE8, Class A2B 0.376%, due 10/25/36[9]	277,758	162,738
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[3]	1,467,150	756,634
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.386%, due 01/25/37[9]	1,502,580	776,852
Series 2007-OPT1, Class 2A1 0.356%, due 06/25/37[9]	652,920	505,962
Total asset-backed securities (cost—$9,430,103)		5,673,213
Collateralized mortgage obligations—0.31%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 2.737%, due 11/25/35[9]	736,059	549,871
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.304%, due 11/25/36[9]	423,736	286,451
Total collateralized mortgage obligations (cost—$1,090,908)		836,322

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—0.99%
Automobiles—0.47%
General Motors Co.*	53,428	$1,283,341
Building products—0.01%
Nortek, Inc.*	1,375	37,125
Construction materials—0.09%
US Concrete, Inc.5,*	59,953	239,812
Diversified financial services—0.16%
CIT Group, Inc.*	11,794	449,823
Metals—0.26%
Aleris International, Inc.5,7,*	15,446	710,516
Total common stocks (cost—$3,690,742)		2,720,617
	Number of warrants
Warrants*—0.47%
Automobiles—0.46%
General Motors Co., strike price $10.00, expires 07/10/16	48,571	734,879
General Motors Co., strike price $18.33, expires 07/10/19	48,571	507,082
		1,241,961
Cable—0.01%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	31,815
Total warrants (cost—$2,020,844)		1,273,776

	Face amount[1]	Value
Repurchase agreement—0.47%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $365,154 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $378,117 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $523,120 US Treasury Notes, 0.750% due 08/15/13; (value—$1,296,424); proceeds: $1,271,000 (cost—$1,271,000)	1,271,000	$1,271,000
	Number of shares
Investment of cash collateral from securities loaned—7.65%
Money market fund—7.65%
UBS Private Money Market Fund LLC[12] (cost—$20,944,002)	20,944,002	20,944,002
Total investments (cost—$286,568,075)—105.63%		289,037,216
Liabilities in excess of other assets—(5.63)%		(15,408,901)
Net assets—100.00%		$273,628,315

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 89.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,609,522
Gross unrealized depreciation	(13,140,381)
Net unrealized appreciation	$2,469,141

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized depreciation
US Treasury futures sell contracts:
152	USD	US Treasury Note 2 Year Futures	March 2012	$33,516,623	$33,554,000	$(37,377)
130	USD	US Treasury Note 5 Year Futures	March 2012	15,949,111	16,126,094	(176,983)
				$49,465,734	$49,680,094	$(214,360)

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	23,377,000	USD	30,457,958	03/08/12	$(254,529)
JPMCB	GBP	7,854,000	USD	12,217,816	03/08/12	(155,072)
JPMCB	USD	2,824,398	GBP	1,800,000	03/08/12	11,252
						$(398,349)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$247,781,649	$125,237	$247,906,886
Loan assignments	—	8,411,400	—	8,411,400
Asset-backed securities	—	5,673,213	—	5,673,213
Collateralized mortgage obligations	—	836,322	—	836,322
Common stocks	2,010,101	—	710,516	2,720,617
Warrants	1,273,776	—	—	1,273,776
Repurchase agreement	—	1,271,000	—	1,271,000
Investment of cash collateral from securities loaned	—	20,944,002	—	20,944,002
Futures contracts, net	(214,360)	—	—	(214,360)
Forward foreign currency contracts, net	—	(398,349)	—	(398,349)
Total	$3,069,517	$284,519,237	$835,753	$288,424,507

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the six months ended January 31, 2012:

	Corporate bonds	Common stock	Total
Beginning balance	$13,347	$772,300	$785,647
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	(43)	—	(43)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(157)	(61,784)	(61,941)
Transfers into Level 3	112,090	—	112,090
Transfers out of Level 3	—	—	—
Ending balance	$125,237	$710,516	$835,753

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2012 was $(123,971). Transfers into Level 3 represent the value at the end of the period. At January 31, 2012, a corporate bond was transferred from Level 2 to Level 3 as the valuation is based on a fair valuation approved by the valuation committee based on unobservable inputs.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2012 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	84.1%
United Kingdom	2.8
Canada	2.4
Netherlands	1.7
Luxembourg	1.7
Germany	1.6
Australia	1.0
Sweden	0.9
France	0.6
Jersey	0.5
Mexico	0.5
Brazil	0.5
Norway	0.4
Liberia	0.4
Cayman Islands	0.4
Finland	0.3
Belgium	0.1
Marshall Islands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 19.31% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Step bond that converts to the noted fixed rate at a designated future date.

4  Security, or portion thereof, was on loan at January 31, 2012.

5  Illiquid securities representing 0.39% of net assets as of January 31, 2012.

6  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Perpetual bond security. The maturity date reflects the next call date.

9  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012, and changes periodically.

10  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2012, the value of these securities amounted to 4.61% of net assets.

11  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$14,627,018	$51,767,096	$45,450,112	$20,944,002	$1,649

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares returned 1.21% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.20% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 1.74%, and the Lipper Large-Cap Value Funds category posted a median return of 0.76%. (Please note that while two of the Portfolio's Sub-Advisors outperformed the benchmark on a gross of fees basis, the Portfolio as a whole underperformed net of fees, as reported here, largely because fees and expenses that are embedded in the Portfolio are not embedded in the benchmark. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 93. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, we focus on purchasing individual names that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month time frame. In a volatile period characterized by a market that initially declined but later rebounded, performance for the period was primarily driven by stock selection in several key areas.

Stock selection in the energy sector added to performance, led by integrated oil and gas company Occidental Petroleum. The company's share price rose as it experienced improved production and stronger pricing. An overweight to information technology added to performance relative to the benchmark, with software maker Microsoft Corp. being a top contributor in the sector. Stock selection in the capital spending sector was beneficial as well. In particular, our holding of Honeywell International, Inc. was rewarded, as it continued to deliver strong operating results and improved margins and income. Elsewhere, overweights to the health care and consumer staples sectors were beneficial for comparative performance. Other

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Mark R. Freeman, Jay K. Singhania, Lisa Dong, Todd L. Williams and Scott D. Lawson;

Pzena: Antonio DeSpirito, III, Richard S. Pzena and John P. Goetz

Objective:

Capital appreciation and dividend income.

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

specific stocks that added to performance included diversified pharmaceutical company Pfizer, Inc. The stock generated a solid return as management has become more aggressive with restructuring and cost cutting. Pfizer also opened the door to possible spin-offs or sales of some business units, such as nutritionals and animal health.

Stock selection in the health care sector detracted from performance, primarily due to owning specialty drug maker Hospira. The company was hindered by production issues at manufacturing facilities and we sold the stock from our portion of the Portfolio when those issues appeared to be ongoing rather than resolved. Stock selection in consumer staples also hurt performance, largely due to owning Procter & Gamble, which lagged the sector, as did stock selection in consumer durables, given the poor performance of auto parts manufacturer Johnson Controls, Inc. We still think its battery, building efficiency and automotive businesses are well-positioned, particularly with respect to its exposure in China. Other detractors from performance included an underweight to the utilities sector, and a position in MetLife, Inc., which underperformed when prospects for an extended period of low interest rates hurt its earnings outlook. We still own the stock, as we believe MetLife is attractively valued and can manage the low rate environment for several years with little impact on its earnings.

Derivatives were not a part of our investment strategy during the reporting period.

Westwood

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to security selection in the health care, utilities and financials sectors. From a sector allocation perspective, overweights in health care and information technology, as well as an underweight in financials, also contributed to performance versus the benchmark.

Investor tolerance for risk was often low during the reporting period. Against this backdrop, fear and volatility generally caused investors to favor companies with stable revenue sources, which typically performed the best. Consumer staples, health care and other defensive sectors such as utilities performed well as investors sought relative safety in the challenging environment. Holdings in these sectors, such as Pfizer, Inc., CVS Caremark Corp. and Sempra Energy, all performed well. Our information technology exposure was beneficial, as many of our holdings posted strong absolute returns, driven by strong earnings and good operating results. Our financials stocks, overall, also added to performance, as they posted better returns than those in the benchmark.

On the downside, our portion of the Portfolio was hurt by security selection in the energy and consumer staples sectors. A number of our energy companies underperformed the benchmark, including Newfield Exploration, which disappointed investors with its production numbers. We eliminated the holding from our portion of the Portfolio, given a change in our outlook for the company. In particular, we felt the company may have more

Investment process (concluded)

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

difficulty than anticipated in utilizing its assets efficiently. Elsewhere, while our holdings in the financials sector benefited results overall, several holdings detracted from results. In particular, owning Bank of America Corp. was detrimental for results, as its shares fell sharply as investors priced in worst-case scenarios for the company.

Derivatives were not a part of our investment strategy during the reporting period.

Pzena

Like the equity market as a whole, our portion of the Portfolio experienced significant volatility during the reporting period. Against this backdrop, we underperformed the benchmark. This was driven mainly by stock selection in the information technology sector, where Hewlett Packard and Computer Sciences Corp. performed poorly. Despite near-term challenges, we added to both positions on the strength of their core businesses and long-term earnings prospects. Our holdings in producer durables and financial services also detracted from results, as investors shunned economically sensitive sectors in favor of stability and dividend yield. Although this detracted from performance during the period, it created a significant opportunity to purchase shares of cyclical businesses with leading industry positions, solid balance sheets, high free cash flow yields and attractive valuations. Conversely, we sold most of our holdings in the health care sector, which performed well in the risk-averse environment, to pursue what we viewed to be more attractively valued opportunities in a variety of cyclical areas.

On the upside, building products suppliers were significant contributors to performance, as activity in multi-family construction picked up. The Sherwin-Williams Co. (paints and coatings), Masco Corp. (plumbing and cabinetry) and PPG Industries, Inc. (paints and coatings) all were top contributors. The retailer J.C. Penney was the largest contributor to performance, as the company named a new Chief Executive Officer and laid out plans to revitalize its brand. Investors welcomed the news, and bid J.C. Penney's stock price to our estimate of fair value, resulting in the sale of the position in our portion of the Portfolio.

Consistent with the opportunity we see in good cyclical businesses, our largest individual company exposures are in information technology, consumer discretionary and integrated energy. Although financial services is our largest sector exposure, it consists of a what we believe is a diverse set of businesses in insurance, banking, wealth management, investment banking and processing companies. Many of our financial positions are limited in size due to their inherently leveraged nature, yet we believe that their deeply discounted valuations provide some of our most significant excess return potential. Our portion of the Portfolio currently trades at what we view to be very attractive valuations: 6.5 times our estimate of normalized earnings, which is near the most attractive point in our 16-year history as a manager.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.10%	0.63%	(1.39)%	3.99%
Class B2	0.66	(0.16)	(2.23)	3.45[6]
Class C3	0.67	(0.15)	(2.18)	3.17
Class Y4	1.26	0.91	(1.09)	4.33
Class P5	1.21	0.92	(1.14)	4.25
After deducting maximum sales charge or PACE Select program fee
Class A1	(4.48)	(4.91)	(2.50)	3.40
Class B2	(4.34)	(5.14)	(2.57)	3.45[6]
Class C3	(0.33)	(1.15)	(2.18)	3.17
Class P5	0.20	(1.08)	(3.10)	2.18
Russell 1000 Value Index[7]	1.74	1.88	(2.16)	4.36
Lipper Large-Cap Value Funds median	0.76	(0.06)	(2.04)	3.49

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (7.81)%; 5-year period, (3.35)%; 10-year period, 2.73%; Class B—1-year period, (8.13)%; 5-year period, (3.44)%; 10-year period, 2.79%; Class C—1-year period, (4.24)%; 5-year period, (3.05)%; 10-year period, 2.50%; Class Y—1-year period, (2.20)%; 5-year period, (1.95)%; 10-year period, 3.65%; Class P—1-year period, (4.20)%; 5-year period, (3.97)%; 10-year period, 1.51%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.17% and 1.17%; Class B—2.34% and 2.02%; Class C—1.96% and 1.96%; Class Y—0.94% and 0.94%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$1,163.9
Number of holdings	95
Portfolio composition[1]	01/31/12
Common stocks	92.1%
ADRs	5.3
Cash equivalents and other assets less liabilities	2.6
Total	100.0%
Top five sectors[1]	01/31/12
Financials	23.4%
Information technology	15.2
Health care	12.2
Energy	12.0
Consumer discretionary	10.5
Total	73.3%
Top ten equity holdings[1]	01/31/12
Microsoft Corp.	4.4%
Pfizer, Inc.	3.3
JPMorgan Chase & Co.	3.3
MetLife, Inc.	2.6
Time Warner, Inc.	2.6
Exxon Mobil Corp.	2.6
Honeywell International, Inc.	2.5
Wells Fargo & Co.	2.1
Occidental Petroleum Corp.	2.0
Covidien PLC	2.0
Total	27.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 203.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—97.40%
Aerospace & defense—5.40%
General Dynamics Corp.	57,200	$3,955,952
Honeywell International, Inc.	495,650	28,767,526
Huntington Ingalls Industries, Inc.*	41,279	1,555,393
L-3 Communications Holdings, Inc.	135,379	9,576,710
Northrop Grumman Corp.	169,750	9,853,988
The Boeing Co.	122,500	9,087,050
		62,796,619
Auto components—1.32%
Johnson Controls, Inc.	484,050	15,378,268
Automobiles—0.79%
General Motors Co.*	383,000	9,199,660
Beverages—1.48%
Molson Coors Brewing Co., Class B	197,598	8,474,978
PepsiCo, Inc.	132,500	8,701,275
		17,176,253
Building products—0.75%
Fortune Brands Home & Security, Inc.*	91,492	1,699,007
Masco Corp.	587,075	7,085,995
		8,785,002
Capital markets—4.12%
Ameriprise Financial, Inc.	163,900	8,776,845
BlackRock, Inc.	38,750	7,052,500
Franklin Resources, Inc.	120,650	12,800,965
Morgan Stanley	300,125	5,597,331
State Street Corp.	142,300	5,575,314
The Goldman Sachs Group, Inc.	73,650	8,209,766
		48,012,721
Chemicals—2.81%
Monsanto Co.	112,050	9,193,703
PPG Industries, Inc.	82,250	7,367,955
The Dow Chemical Co.	304,300	10,197,093
The Sherwin-Williams Co.	60,725	5,922,509
		32,681,260
Commercial banks—4.45%
BB&T Corp.	390,850	10,627,211
CIT Group, Inc.*	260,200	9,924,028
PNC Financial Services Group, Inc.	114,325	6,736,029
Wells Fargo & Co.	839,000	24,507,190
		51,794,458
Communications equipment—1.75%
Cisco Systems, Inc.	1,035,700	20,330,791
Computers & peripherals—2.66%
Dell, Inc.*	903,700	15,570,751
Hewlett-Packard Co.	551,175	15,421,876
		30,992,627
Consumer finance—1.06%
Capital One Financial Corp.	270,050	12,354,787

	Number of shares	Value
Common stocks—(continued)
Diversified consumer services—0.39%
Apollo Group, Inc., Class A*	86,475	$4,532,155
Diversified financial services—6.23%
Bank of America Corp.	1,972,100	14,061,073
Citigroup, Inc.	665,581	20,446,648
JPMorgan Chase & Co.	1,020,393	38,060,659
		72,568,380
Diversified telecommunication services—1.06%
AT&T, Inc.	418,200	12,299,262
Electric utilities—1.54%
American Electric Power Co., Inc.	215,600	8,529,136
Entergy Corp.	136,100	9,442,618
		17,971,754
Electronic equipment, instruments & components—1.02%
TE Connectivity Ltd.	346,625	11,819,913
Food & staples retailing—2.32%
CVS Caremark Corp.	215,500	8,997,125
Wal-Mart Stores, Inc.	157,500	9,664,200
Walgreen Co.	249,300	8,316,648
		26,977,973
Food products—0.72%
Archer Daniels Midland Co.	292,450	8,372,844
Health care equipment & supplies—3.18%
Baxter International, Inc.	80,800	4,482,784
Covidien PLC	442,000	22,763,000
St. Jude Medical, Inc.	233,300	9,730,943
		36,976,727
Hotels, restaurants & leisure—0.51%
Las Vegas Sands Corp.*	120,700	5,927,577
Household products—1.74%
The Procter & Gamble Co.	320,900	20,229,536
Industrial conglomerates—0.91%
General Electric Co.	563,400	10,541,214
Insurance—7.57%
ACE Ltd.	176,903	12,312,449
Aflac, Inc.	186,300	8,985,249
American International Group, Inc.*	250,650	6,293,822
Axis Capital Holdings Ltd.	234,400	7,214,832
Fidelity National Financial, Inc., Class A	326,100	5,931,759
MetLife, Inc.	868,200	30,673,506
The Allstate Corp.	427,950	12,346,357
The Travelers Cos., Inc.	74,800	4,360,840
		88,118,814
IT services—0.62%
Computer Sciences Corp.	279,700	7,224,651
Machinery—1.53%
Cummins, Inc.	62,650	6,515,600
Deere & Co.	53,300	4,591,795
Xylem, Inc.	260,000	6,736,600
		17,843,995

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Media—6.36%
Comcast Corp., Class A	370,700	$9,856,913
Omnicom Group, Inc.	201,608	9,195,341
The Walt Disney Co.	250,000	9,725,000
Time Warner, Inc.	825,650	30,598,589
Viacom, Inc., Class B	312,300	14,690,592
		74,066,435
Multi-utilities—0.75%
Sempra Energy	154,500	8,791,050
Oil, gas & consumable fuels—11.98%
Anadarko Petroleum Corp.	107,100	8,645,112
Apache Corp.	89,502	8,849,958
BP PLC, ADR	259,786	11,926,775
Chevron Corp.	85,100	8,772,108
CONSOL Energy, Inc.	218,100	7,794,894
EQT Corp.	170,500	8,613,660
Exxon Mobil Corp.	363,787	30,463,523
Marathon Oil Corp.	286,400	8,990,096
Marathon Petroleum Corp.	95,025	3,631,856
Occidental Petroleum Corp.	230,497	22,996,686
Royal Dutch Shell PLC, A Shares, ADR	185,120	13,210,163
Southwestern Energy Co.*	178,150	5,547,591
		139,442,422
Pharmaceuticals—9.08%
Abbott Laboratories	311,200	16,851,480
Johnson & Johnson	171,400	11,296,974
Merck & Co., Inc.	536,825	20,538,924
Pfizer, Inc.	1,794,502	38,402,343
Sanofi, ADR	239,700	8,900,061
Teva Pharmaceutical Industries Ltd., ADR	214,300	9,671,359
		105,661,141
Road & rail—0.78%
Union Pacific Corp.	79,200	9,053,352
Semiconductors & semiconductor equipment—3.09%
Applied Materials, Inc.	767,150	9,420,602
Intel Corp.	350,900	9,270,778
Texas Instruments, Inc.	533,650	17,279,587
		35,970,967

	Number of shares	Value
Common stocks—(concluded)
Software—6.05%
CA, Inc.	394,500	$10,170,210
Microsoft Corp.	1,727,402	51,010,181
Oracle Corp.	326,000	9,193,200
		70,373,591
Specialty retail—1.08%
Staples, Inc.	858,875	12,565,341
Tobacco—0.75%
Philip Morris International, Inc.	117,500	8,785,475
Wireless telecommunication services—1.55%
Vodafone Group PLC, ADR	664,400	17,998,596
Total common stocks (cost—$1,049,278,140)		1,133,615,611
	Face amount
Repurchase agreement—1.94%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $6,475,959 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $6,705,856 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $9,277,459 US Treasury Notes, 0.750% due 08/15/13; (value—$22,991,892); proceeds: $22,541,006 (cost—$22,541,000)	$22,541,000	22,541,000
Total investments (cost—$1,071,819,140)—99.34%		1,156,156,611
Other assets in excess of liabilities—0.66%		7,709,520
Net assets—100.00%		$1,163,866,131

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 97.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$132,656,114
Gross unrealized depreciation	(48,318,643)
Net unrealized appreciation	$84,337,471

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$173,750	$64,443,892	$64,617,642	$—	$196

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,133,615,611	$—	$—	$1,133,615,611
Repurchase agreement	—	22,541,000	—	22,541,000
Total	$1,133,615,611	$22,541,000	$—	$1,156,156,611

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	90.0%
United Kingdom	3.7
Switzerland	2.1
Ireland	2.0
Israel	0.8
France	0.8
Bermuda	0.6
Total	100.0%

Portfolio footnote

*  Non-income producing security.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 0.11% before the deduction of the maximum PACE Select program fee. (Class P shares declined 1.11% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 2.84%, and the Lipper Large-Cap Growth Funds category posted a median decline of 0.21%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 102. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Wellington Management

Our portion of the Portfolio underperformed the benchmark during the reporting period, due primarily to stock selection. Sector allocation, a residual of our bottom-up stock selection process, had a modest positive impact on results.

Stock selection within the information technology, consumer staples and consumer discretionary sectors detracted the most from performance during the period. Within the information technology sector, our position in Acme Packet was the largest detractor, as the stock performed poorly following a slightly disappointing earnings announcement. Green Mountain Coffee Roasters, Inc., a specialty coffee and coffee maker business best known for its Keurig single-cup brewing systems, was the main driver of underperformance in the consumer staples sector. Green Mountain Coffee's share price fell sharply after revenue and earnings fell short of expectations. There were also concerns surrounding the company's disclosure regarding a looming patent issue and a "litany of accounting questions." The company's shares rallied somewhat in the last month of the period after Starbucks Corp. announced K-cup demand was running ahead of expectations. In the consumer discretionary sector, our position in Abercrombie & Fitch Co., a specialty retailer of casual sportswear apparel, weighed on results after it reported that same store sales turned modestly negative in its European flagship outlets.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management"), Marsico Capital Management, LLC ("Marsico"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury")

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico, A. Douglas Rao and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

Objective:

Capital appreciation.

Investment process:

Wellington Management applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Conversely, we experienced positive results from our holdings in the health care sector. In particular, our position in Edwards Lifesciences Corp., a cardiovascular medical device company, contributed to performance, as it announced that initial trials of its new heart valve yielded positive results. A new position in Gilead Sciences, Inc., a biopharmaceutical company, also contributed to performance when its share price advanced following the completion of its acquisition of biotechnology company Pharmasset. In terms of sector allocation, an overweight to information technology and an underweight to energy contributed to relative results.

Derivatives were not used during the reporting period.

Marsico

Our portion of the Portfolio underperformed the benchmark during the reporting period, due primarily to stock selection. Notably, our holdings and an underweight position to the information technology sector were the primary detractors from results in comparison to the benchmark. While our information technology stocks generated an overall positive return, they significantly underperformed the sector return in the benchmark. In particular, positions in Baidu, Inc., Oracle Corp., and Accenture PLC were laggards. We sold Oracle, in part, due to our concerns that enterprise technology spending may weaken. Stock selection in the consumer discretionary sector was another source of underperformance and positions in Wynn Resorts Ltd., Amazon.com, Inc. and priceline.com, Inc. were material detractors. We sold Amazon.com in favor of investments that we believe offer better earnings visibility.

Stock selection in the industrials sector was an area of strength in our portion of the Portfolio. Positions in Goodrich Corp. (sold to capture profits during the period) and Union Pacific Corp. added to results. Other individual contributors included Starbucks Corp., Visa, Inc., Apple, Inc., Kinder Morgan, Inc., Biogen Idec, Inc., Dollar General Corp. and Monsanto Co.

As of January 31, 2012, our portion of the Portfolio maintained overweights versus the benchmark in the consumer discretionary, materials and financials sectors, while it had underweights in the information technology, consumer staples and health care sectors. Our most significant economic sector allocations were in the consumer discretionary, information technology, industrials and energy sectors. At period-end, the Portfolio had no exposure to the telecommunication services or utilities sectors.

Derivatives were not used during the reporting period.

Investment process (continued)

market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Delaware

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection, particularly in the information technology and financials sectors, combined with an underweight in the energy sector, drove our outperformance.

In terms of individual holdings, top contributors to results included Visa, Inc., MasterCard, Inc., Intuit, Inc. and VeriSign, Inc. Visa and MasterCard benefited from a decreased level of controversy, as the Federal Reserve Board (the "Fed") released its final recommendations for debit card interchange rates and network exclusivity rules late in the second quarter of 2011. These rules were more favorable than the Fed's original recommendations made in December 2010. The original recommendations, combined with increased government scrutiny over the credit card networks as a result of the financial overhaul legislation, had weighed on these stocks during the past year. With the release of the Fed's final recommendations, we believe that many of the key elements of uncertainty have become clearer and investors have returned to focusing on the companies' fundamentals, which we feel are stronger than ever.

Individual holdings that detracted from performance included Ctrip.com International Ltd., CME Group, Inc. and Polycom, Inc. During the fourth quarter of 2011, Ctrip.com reported disappointing earnings and earnings guidance for the near term, due to its response to a competitor's aggressive pricing tactics in the hotel booking business. While this competitive response is expected to hurt Ctrip.com's margins in the short term, we agree with company management that taking a near-term decrease in margin is worth the ultimate goal of potentially driving smaller, more promotional competitors out of the business. In our opinion, Ctrip.com has the size, competitive position and balance sheet strength to outlast these types of pricing strategies. Ultimately, we feel this will give way to more rational pricing decisions in the industry. As a result, we continue to own the stock.

Derivatives were not a part of our investment strategy during the reporting period.

Roxbury

Our portion of the Portfolio outperformed the benchmark during the reporting period. All sectors within our portion of the Portfolio posted positive returns for the period, with the largest contributors coming from our holdings in the industrials and energy sectors.

Within industrials, owning Goodrich was rewarded, as United Technologies Corp. moved to acquire the company given the former's high returns on capital, exposure to the commercial after-market and strong management. Furthermore, Goodrich was trading at a significant discount to its value. Despite its strong return, we sold Goodrich after United Technologies Corp.'s acquisition. In the energy sector, having an underweight exposure and owning strong performers such as Occidental Petroleum Corp. were rewarded. Occidental Petroleum's share price moved higher as investors were drawn to the company's pristine balance sheet, diversified revenues and annuitized income stream. These characteristics were in demand from investors who favored high quality businesses that were also trading at discounts to their intrinsic value.

Relative detractors from performance during the period included our modest overweight in the consumer staples sector. Stock selection in the information technology sector was also a detractor from results, including our holdings in NetApp, Inc. and Oracle Corp. Nevertheless, these negatives had a small impact on our overall performance.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

The philosophy and process employed by our team has led to certain sector weight differentials versus the benchmark. We currently have an underweight to the energy sector, as we prefer to own companies that we view to have competitive advantages, pricing power and high barriers to entry. In contrast, we are avoiding oil service companies, as there is severe pricing competition in the industry. Health care is a significant underweight in our portion of the Portfolio, given continued concerns and uncertainty with the current administration's health care plan. In addition, large pharmaceutical companies seem to be purchasing smaller companies to fill their pipelines at unreasonable valuations. Lastly, industrials are overweight, as we were able to purchase companies with high barriers to entry and high returns on capital at historically low prices during the August market selloff.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(0.21)%	2.43%	1.09%	2.29%
Class B2	(0.70)	1.50	0.24	1.76[6]
Class C3	(0.64)	1.55	0.25	1.45
Class Y4	(0.09)	2.66	1.43	2.66
Class P5	(0.11)	2.65	1.37	2.57
After deducting maximum sales charge or PACE Select program fee
Class A1	(5.69)	(3.23)	(0.04)	1.72
Class B2	(5.67)	(3.50)	(0.15)	1.76[6]
Class C3	(1.64)	0.55	0.25	1.45
Class P5	(1.11)	0.61	(0.64)	0.54
Russell 1000 Growth Index[7]	2.84	6.07	3.17	3.38
Lipper Large-Cap Growth Funds median	(0.21)	2.45	1.73	2.71

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (6.70)%; 5-year period, (0.53)%; 10-year period, 0.80%; Class B—1-year period, (7.03)%; 5-year period, (0.62)%; 10-year period, 0.85%; Class C—1-year period, (3.11)%; 5-year period, (0.23)%; 10-year period, 0.55%; Class Y—1-year period, (1.04)%; 5-year period, 0.94%; 10-year period, 1.74%; Class P—1-year period, (2.98)%; 5-year period, (1.12)%; 10-year period, (0.35)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.23% and 1.23%; Class B—2.34% and 2.05%; Class C—2.07% and 2.05%; Class Y—0.99% and 0.99%; and Class P—0.97% and 0.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$1,098.3
Number of holdings	127
Portfolio composition[1]	01/31/12
Common stocks	94.0%
ADRs	4.5
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	01/31/12
Information technology	34.5%
Consumer discretionary	18.7
Industrials	10.1
Energy	8.9
Financials	7.6
Total	79.8%
Top ten equity holdings[1]	01/31/12
Apple, Inc.	7.6%
QUALCOMM, Inc.	4.3
Visa, Inc., Class A	2.4
Oracle Corp.	2.3
priceline.com, Inc.	2.3
Google, Inc., Class A	2.2
Allergan, Inc.	2.1
Expeditors International of Washington, Inc.	2.0
Berkshire Hathaway, Inc., Class B	1.8
EOG Resources, Inc.	1.8
Total	28.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—98.49%
Aerospace & defense—2.12%
Honeywell International, Inc.	256,880	$14,909,315
Precision Castparts Corp.	35,994	5,891,498
The Boeing Co.	33,651	2,496,231
		23,297,044
Air freight & logistics—3.31%
C.H. Robinson Worldwide, Inc.	13,580	934,847
Expeditors International of Washington, Inc.	483,091	21,570,013
FedEx Corp.	151,227	13,835,759
		36,340,619
Auto components—0.18%
Johnson Controls, Inc.	62,374	1,981,622
Automobiles—0.43%
Harley-Davidson, Inc.	75,670	3,343,858
Tesla Motors, Inc.1,*	48,060	1,397,104
		4,740,962
Beverages—2.86%
Anheuser-Busch InBev N.V., ADR	156,086	9,490,029
PepsiCo, Inc.	204,051	13,400,029
The Coca-Cola Co.	126,157	8,519,382
		31,409,440
Biotechnology—0.94%
Biogen Idec, Inc.*	65,092	7,675,649
Gilead Sciences, Inc.*	54,635	2,668,373
		10,344,022
Capital markets—0.58%
Ameriprise Financial, Inc.	56,751	3,039,016
BlackRock, Inc.	17,985	3,273,270
		6,312,286
Chemicals—2.82%
Monsanto Co.	148,420	12,177,861
Praxair, Inc.	22,612	2,401,394
Syngenta AG, ADR*	145,800	8,850,060
The Dow Chemical Co.	179,977	6,031,029
The Mosaic Co.	27,408	1,534,026
		30,994,370
Commercial banks—1.09%
US Bancorp	210,473	5,939,548
Wells Fargo & Co.	206,056	6,018,896
		11,958,444
Communications equipment—5.52%
Acme Packet, Inc.*	62,335	1,822,052
F5 Networks, Inc.*	24,277	2,906,928
Juniper Networks, Inc.*	156,094	3,267,047
Polycom, Inc.*	282,900	5,643,855
QUALCOMM, Inc.	799,328	47,016,473
		60,656,355

	Number of shares	Value
Common stocks—(continued)
Computers & peripherals—9.58%
Apple, Inc.*	182,838	$83,461,890
EMC Corp.*	245,893	6,334,204
NetApp, Inc.1,*	409,391	15,450,416
		105,246,510
Consumer finance—0.71%
American Express Co.	154,942	7,768,792
Diversified consumer services—1.24%
Apollo Group, Inc., Class A*	259,400	13,595,154
Diversified financial services—1.84%
CME Group, Inc.	38,500	9,221,135
IntercontinentalExchange, Inc.*	95,600	10,944,288
		20,165,423
Electrical equipment—0.25%
AMETEK, Inc.	57,252	2,690,844
Energy equipment & services—1.77%
Cameron International Corp.*	35,340	1,880,088
Ensco PLC, ADR	56,092	2,952,683
Halliburton Co.	173,771	6,391,297
National-Oilwell Varco, Inc.	56,055	4,146,949
Schlumberger Ltd.	54,422	4,090,902
		19,461,919
Food & staples retailing—0.58%
Walgreen Co.	189,200	6,311,712
Food products—1.58%
Green Mountain Coffee Roasters, Inc.1,*	130,666	6,969,724
Mead Johnson Nutrition Co.	139,753	10,354,300
		17,324,024
Health care equipment & supplies—0.71%
Covidien PLC	43,282	2,229,023
Edwards Lifesciences Corp.*	33,480	2,767,792
Hologic, Inc.*	137,940	2,812,596
		7,809,411
Health care providers & services—0.24%
UnitedHealth Group, Inc.	51,111	2,647,039
Hotels, restaurants & leisure—3.87%
Chipotle Mexican Grill, Inc.*	13,021	4,782,483
Ctrip.com International Ltd., ADR*	183,200	4,589,160
Las Vegas Sands Corp.*	52,789	2,592,468
McDonald's Corp.	65,716	6,509,170
MGM Resorts International*	116,800	1,524,240
Starbucks Corp.	271,378	13,007,148
Wynn Resorts Ltd.	82,619	9,520,187
		42,524,856
Household products—2.13%
Colgate-Palmolive Co.	131,708	11,948,550
The Procter & Gamble Co.	181,854	11,464,076
		23,412,626

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—0.59%
Danaher Corp.	123,026	$6,460,095
Insurance—1.83%
Berkshire Hathaway, Inc., Class B*	257,067	20,146,341
Internet & catalog retail—2.56%
Amazon.com, Inc.*	17,253	3,354,673
priceline.com, Inc.*	46,676	24,714,009
		28,068,682
Internet software & services—5.12%
Baidu, Inc., ADR*	58,195	7,421,026
eBay, Inc.*	257,484	8,136,495
Google, Inc., Class A*	41,444	24,042,079
VeriSign, Inc.	448,888	16,635,789
		56,235,389
IT services—5.65%
Accenture PLC, Class A	82,521	4,731,754
Alliance Data Systems Corp.*	24,013	2,660,641
Cognizant Technology Solutions Corp., Class A*	34,291	2,460,379
MasterCard, Inc., Class A	51,890	18,450,527
Teradata Corp.*	142,900	7,653,724
Visa, Inc., Class A	259,500	26,116,080
		62,073,105
Life sciences tools & services—0.41%
Agilent Technologies, Inc.*	106,584	4,526,622
Machinery—2.74%
Caterpillar, Inc.	75,986	8,291,592
Cummins, Inc.	93,535	9,727,640
Eaton Corp.	137,577	6,745,400
Illinois Tool Works, Inc.	42,245	2,240,253
Joy Global, Inc.	34,365	3,116,562
		30,121,447
Media—3.12%
British Sky Broadcasting Group PLC, ADR	112,289	4,935,101
News Corp., Class A	237,873	4,479,149
Sirius XM Radio, Inc.1,*	1,280,264	2,675,752
The Walt Disney Co.	391,304	15,221,726
Time Warner, Inc.	188,783	6,996,298
		34,308,026
Metals & mining—0.89%
Freeport-McMoRan Copper & Gold, Inc.	163,077	7,535,788
Rio Tinto PLC, ADR	18,062	1,092,029
Walter Energy, Inc.	16,368	1,131,520
		9,759,337
Multiline retail—1.75%
Dollar General Corp.*	186,799	7,959,505
Target Corp.	222,582	11,309,392
		19,268,897

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—7.14%
Anadarko Petroleum Corp.	95,466	$7,706,015
El Paso Corp.	284,900	7,655,263
EOG Resources, Inc.	188,100	19,964,934
Exxon Mobil Corp.	190,570	15,958,332
Kinder Morgan Inc.[1]	263,747	8,563,865
Occidental Petroleum Corp.	186,445	18,601,618
		78,450,027
Pharmaceuticals—4.01%
Allergan, Inc.	261,690	23,005,168
Bristol-Myers Squibb Co.	145,422	4,688,405
Novo Nordisk A/S, ADR	83,750	9,981,325
Perrigo Co.	66,350	6,343,060
		44,017,958
Real estate investment trusts—1.61%
American Tower Corp.	277,982	17,654,637
Road & rail—1.08%
J.B. Hunt Transport Services, Inc.	41,527	2,120,784
Union Pacific Corp.	85,611	9,786,193
		11,906,977
Semiconductors & semiconductor equipment—1.66%
Altera Corp.	222,304	8,845,476
Analog Devices, Inc.	95,224	3,726,115
Broadcom Corp., Class A*	105,457	3,621,393
Skyworks Solutions, Inc.*	80,726	1,742,067
Texas Instruments, Inc.	9,207	298,123
		18,233,174
Software—7.00%
Adobe Systems, Inc.*	300,300	9,294,285
BMC Software, Inc.*	56,724	2,055,678
Citrix Systems, Inc.*	61,144	3,987,200
Intuit, Inc.	236,900	13,370,636
Microsoft Corp.	616,613	18,208,582
Oracle Corp.	879,383	24,798,601
Rovi Corp.*	41,062	1,317,679
Salesforce.com, Inc.*	8,545	998,056
TIBCO Software, Inc.*	61,242	1,596,579
VMware, Inc., Class A*	13,107	1,196,276
		76,823,572
Specialty retail—3.47%
Abercrombie & Fitch Co., Class A	34,681	1,593,245
Lowe's Cos., Inc.	444,320	11,921,106
Staples, Inc.	528,500	7,731,955
The Home Depot, Inc.	380,050	16,870,419
		38,116,725
Textiles, apparel & luxury goods—2.09%
Coach, Inc.	42,758	2,995,198
Fossil, Inc.*	26,601	2,528,425
Michael Kors Holdings Ltd.*	8,400	259,980
Nike, Inc., Class B	159,913	16,629,353
Ralph Lauren Corp.	3,815	579,880
		22,992,836

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—1.42%
Crown Castle International Corp.*	322,300	$15,625,104
Total common stocks (cost—$903,594,870)		1,081,782,425
	Face amount
Repurchase agreement—1.72%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $5,444,276 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $5,637,548 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $7,799,470 US Treasury Notes, 0.750% due 08/15/13; (value—$19,329,060); proceeds: $18,950,005 (cost—$18,950,000)	$18,950,000	18,950,000

	Number of shares	Value
Investment of cash collateral from securities loaned—1.67%
Money market fund—1.67%
UBS Private Money Market Fund LLC[2] (cost—$18,303,876)	18,303,876	$18,303,876
Total investments (cost—$940,848,746)—101.88%		1,119,036,301
Liabilities in excess of other assets—(1.88)%		(20,695,062)
Net assets—100.00%		$1,098,341,239

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 107.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$193,643,084
Gross unrealized depreciation	(15,455,529)
Net unrealized appreciation	$178,187,555

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,081,782,425	$—	$—	$1,081,782,425
Repurchase agreement	—	18,950,000	—	18,950,000
Investment of cash collateral from securities loaned	—	18,303,876	—	18,303,876
Total	$1,081,782,425	$37,253,876	$—	$1,119,036,301

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.6%
Cayman Islands	1.1
Denmark	0.9
Belgium	0.8
United Kingdom	0.8
Switzerland	0.8
Ireland	0.6
Curacao	0.4
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$17,797,200	$101,803,204	$101,296,528	$18,303,876	$1,047

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 2.34% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.31% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") was flat over the period (returning less than 0.005%), and the Lipper Small-Cap Value Funds category posted a median return of 0.61%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 111. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On March 6, 2012, following period end, Kayne Anderson Rudnick Investment Management, LLC ("KAR") began serving as a fourth subadvisor for this Fund.

MetWest Capital

In environments where equity correlations run high, it is difficult for active managers to outperform. This was the case during the six months ended January 31, 2012, and our portion of the Portfolio meaningfully underperformed the benchmark.

In particular, security selection in the health care and consumer discretionary sectors detracted from performance. From a sector allocation perspective, an overweight in consumer discretionary and an underweight in financials—the latter being the second-best performer within the benchmark—were not rewarded. All sector over- and underweights relative to the benchmark result from bottom-up stock selection, rather than tactical allocation decisions.

Home health care and hospice service provider Amedisys, Inc. was our principal detractor from performance. Though this industry leader still stands to benefit from future industry consolidation, we sold the stock as we saw no credible earnings recovery path for the home health care industry within our investment horizon. In hindsight, we grossly

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation.

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

underestimated the impact of industry-wide regulatory changes on the company's earnings. Elsewhere, educational supplies and instructional materials provider School Specialty, Inc. was the largest detractor from returns in the consumer discretionary sector. Several factors contributed to the stock price's precipitous decline, including school budget cuts, weakness in its high-margin curricula business, tax-loss selling and a large shareholder selling a partial position. However, at seven times the size of its nearest competitor, School Specialty remains the dominant player in a vital industry. As always, we remain vigilant in monitoring this business.

Stock selection was strongest in the energy and information technology sectors. An underweight in the worst-performing energy sector further augmented relative performance during the reporting period. Within the energy sector, Texas-based oil exploration and production company Oasis Petroleum Inc. was among the top contributors. Although held for a relatively short time, the company's stock price propelled toward our price target on news of consolidation in the industry. Therefore, we sold the holding of Oasis Petroleum in our portion of the Portfolio in favor of other investment opportunities that we believe have greater upside potential. Within information technology, Jabil Circuit, Inc., a provider of electronic manufacturing services and solutions, added the most value.

Derivatives were not a part of our investment strategy during the reporting period.

Buckhead

Our portion of the Portfolio outperformed the benchmark during the reporting period, largely driven by positive stock selection. In contrast, sector allocation was a modest detractor from results.

Our portion of the Portfolio benefited from positive stock selection across a number of sectors. Technology holdings like SYNNEX Corp., Jabil Circuit, Inc. and Plexus Corp. enhanced our results as all three firms either increased their guidance or announced better-than-expected results. Among our energy holdings, Rex Energy performed well as it continued to forecast strong natural gas production from its wells in the Appalachian Basin and the Marcellus Shale. We elected to take profits in the position following the stock's price increase. In financials, Raymond James Financial, Inc. performed well as it announced the acquisition of Morgan Keegan, thus increasing its brokerage sales force. East West Bancorp, Inc. continued to generate solid results as its strong capital position allowed it to capture market share from weaker regional and national banks. Elsewhere, in consumer discretionary stocks, Newell Rubbermaid, Inc. enhanced our results as a new management team began to implement needed restructuring plans. Coinstar, Inc. added to results as its Redbox DVD kiosk division continued to perform well.

While our portion of the Portfolio outperformed the benchmark, certain holdings detracted from performance during the reporting period. American Greetings Corp. declined on news of a new competitive threat, as well as a shortfall in earnings. We reduced our position and continue to monitor this situation. Meritor, Inc., a manufacturer of automobile components, declined given concerns over slowing international demand for Class 8 truck

Investment process (concluded)

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

components. We believe that the stock's decline is overdone and does not accurately reflect the long term secular growth opportunity in Class 8 truck production.

Derivatives were not a part of our investment strategy during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our bottom-up focus on company fundamentals led us to construct a generally pro-cyclical portfolio. While deviations in our sector weightings were modest relative to the benchmark, our individual stock selection tended to focus on companies leveraged to a sustained economic recovery (so-called high-beta stocks). This was a negative given the temporary macroeconomic deceleration early in the reporting period, coupled with the volatile situation in Europe and its effect on investor sentiment.

From a performance attribution standpoint, stock selection was the primary reason for our underperformance. Our stock selection in the materials, financial and information technology sectors detracted most significantly from results. One security that performed poorly during the reporting period was First Niagara Financial Group. While it has been one of the best-performing banks in the US in recent years, in our opinion, First Niagara's pending acquisition of HSBC's upstate New York bank branches is a strategic mistake. We believe that First Niagara's decision to fund the deal with the eventual sale of its stock at depressed prices could make the deal dilutive to earnings. As such, we sold our shares in late 2011 and repositioned the proceeds in other opportunities. Conversely, stock selection in the consumer discretionary and utilities sectors provided the largest boost to relative results. A top contributor was American Water Works, Co., Inc. During the reporting period, the company's earnings releases exceeded Wall Street's expectations with better than expected operating margins. We believe continued earnings upside remains, as the company increases its overall return on equity, reduces regulatory lag to capture higher rates and benefits from higher usage as the economy recovers.

Our sector allocations, in aggregate, also detracted from relative results. Our overweight to the energy sector was the largest detractor. This was partially offset by our underweight to the telecommunication services sector, which helped our relative results.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.35)%	(2.69)%	0.11%	4.83%
Class B2	(3.23)	(3.60)	(0.73)	4.31[6]
Class C3	(2.77)	(3.45)	(0.65)	4.03
Class Y4	(2.33)	(2.55)	0.42	5.15
Class P5	(2.34)	(2.62)	0.28	5.02
After deducting maximum sales charge or PACE Select program fee
Class A1	(7.71)	(8.06)	(1.01)	4.24
Class B2	(8.07)	(8.42)	(1.08)	4.31[6]
Class C3	(3.74)	(4.42)	(0.65)	4.03
Class P5	(3.31)	(4.55)	(1.70)	2.94
Russell 2500 Value Index[7]	0.00	0.60	0.08	7.66
Lipper Small-Cap Value Funds median[8]	0.61	1.25	0.97	7.67
Lipper Small-Cap Core Funds median[8]	0.09	2.78	1.24	6.67

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (13.32)%; 5-year period, (1.79)%; 10-year period, 3.60%; Class B—1-year period, (13.62)%; 5-year period, (1.84)%; 10-year period, 3.67%; Class C—1-year period, (9.87)%; 5-year period, (1.42)%; 10-year period, 3.39%; Class Y—1-year period, (8.10)%; 5-year period, (0.36)%; 10-year period, 4.51%; Class P—1-year period, (10.02)%; 5-year period, (2.47)%; 10-year period, 2.31%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.29% and 1.29%; Class B—2.29% and 2.16%; Class C—2.05% and 2.05%; Class Y—1.08% and 1.08%; and Class P—1.17% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2500 Value Index is designed to measure the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

8  On May 13, 2011, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Core Funds category to the Lipper Small-Cap Value Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$397.8
Number of holdings	176
Portfolio composition[1]	01/31/12
Common stocks	95.6%
Cash equivalents and other assets less liabilities	4.4
Total	100.0%
Top five sectors[1]	01/31/12
Financials	24.7%
Industrials	19.4
Consumer discretionary	15.6
Information technology	13.7
Materials	4.6
Total	78.0%
Top ten equity holdings[1]	01/31/12
Raymond James Financial, Inc.	1.9%
Jabil Circuit, Inc.	1.7
Con-way, Inc.	1.3
ValueClick, Inc.	1.2
Coinstar, Inc.	1.1
Stifel Financial Corp.	1.1
Trinity Industries, Inc.	1.1
Tidewater, Inc.	1.1
Fifth Third Bancorp	1.0
KAR Auction Services, Inc.	1.0
Total	12.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—95.64%
Aerospace & defense—0.36%
Triumph Group, Inc.	22,550	$1,410,954
Air freight & logistics—0.28%
Forward Air Corp.	31,900	1,116,500
Auto components—0.56%
Cooper Tire & Rubber Co.	123,370	1,857,952
Dana Holding Corp.*	23,500	348,975
		2,206,927
Automobiles—0.72%
Harley-Davidson, Inc.	19,675	869,438
Thor Industries, Inc.	64,500	1,977,570
		2,847,008
Beverages—0.76%
Constellation Brands, Inc., Class A*	50,425	1,053,883
Dr. Pepper Snapple Group, Inc.	51,125	1,984,672
		3,038,555
Building products—0.53%
Owens Corning, Inc.*	62,350	2,104,313
Capital markets—5.17%
Eaton Vance Corp.[1]	107,000	2,748,830
Invesco Ltd.	122,275	2,759,747
Janus Capital Group, Inc.	185,000	1,455,950
Knight Capital Group, Inc., Class A*	134,190	1,743,128
Raymond James Financial, Inc.	212,430	7,435,050
Stifel Financial Corp.*	123,010	4,435,740
		20,578,445
Chemicals—0.64%
Ashland, Inc.	29,625	1,868,153
Innophos Holdings, Inc.	13,350	666,432
		2,534,585
Commercial banks—9.96%
Associated Banc-Corp	234,500	2,921,870
Cathay General Bancorp	242,900	3,823,246
City National Corp.	23,405	1,073,821
Comerica, Inc.	73,675	2,038,587
CVB Financial Corp.[1]	240,500	2,532,465
East West Bancorp, Inc.	52,840	1,160,366
Fifth Third Bancorp	309,500	4,026,595
First Horizon National Corp.	301,594	2,632,916
Fulton Financial Corp.	86,900	807,301
Glacier Bancorp, Inc.	188,000	2,626,360
Hancock Holding Co.	80,700	2,679,240
IBERIABANK Corp.	36,990	1,933,837
KeyCorp	435,900	3,386,943
Prosperity Bancshares, Inc.	50,700	2,104,557
Wintrust Financial Corp.	82,230	2,520,350
Zions Bancorporation	200,000	3,368,000
		39,636,454

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—4.46%
Avery Dennison Corp.	126,925	$3,446,014
Cintas Corp.	25,424	941,959
HNI Corp.	24,875	674,859
KAR Auction Services, Inc.*	269,200	3,968,008
Progressive Waste Solutions Ltd.	76,120	1,724,879
Republic Services, Inc.	26,215	767,575
Schawk, Inc.	121,000	1,626,240
Sykes Enterprises, Inc.*	120,850	2,118,501
United Stationers, Inc.	76,000	2,457,080
		17,725,115
Communications equipment—1.22%
Arris Group, Inc.*	289,285	3,378,849
Plantronics, Inc.	39,500	1,470,980
		4,849,829
Computers & peripherals—2.20%
Avid Technology, Inc.*	317,500	3,076,575
Electronics for Imaging, Inc.*	198,700	3,409,692
Seagate Technology PLC	67,900	1,435,406
Western Digital Corp.*	23,275	846,046
		8,767,719
Construction & engineering—1.72%
Dycom Industries, Inc.*	91,875	1,963,369
KBR, Inc.	84,825	2,726,275
Pike Electric Corp.*	268,200	2,134,872
		6,824,516
Construction materials—0.46%
Texas Industries, Inc.[1]	58,500	1,828,710
Consumer finance—0.80%
SLM Corp.	213,525	3,192,199
Containers & packaging—2.56%
Ball Corp.	58,525	2,297,691
Boise, Inc.	120,500	920,620
Greif, Inc., Class A	34,850	1,688,482
Owens-Illinois, Inc.*	63,215	1,520,321
Rock-Tenn Co., Class A	60,745	3,757,686
		10,184,800
Diversified consumer services—1.30%
Coinstar, Inc.1,*	91,520	4,551,290
School Specialty, Inc.*	195,000	627,900
		5,179,190
Diversified telecommunication services—1.43%
General Communication, Inc., Class A*	141,500	1,473,015
Premiere Global Services, Inc.*	208,325	1,833,260
tw telecom, Inc.*	117,325	2,364,099
		5,670,374
Electric utilities—0.73%
PNM Resources, Inc.	28,550	508,476
Westar Energy, Inc.	84,500	2,403,180
		2,911,656

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—3.30%
FEI Co.*	23,425	$1,032,106
Jabil Circuit, Inc.	295,440	6,694,670
Plexus Corp.*	48,279	1,750,114
SYNNEX Corp.*	101,175	3,660,511
		13,137,401
Energy equipment & services—3.89%
CARBO Ceramics, Inc.	14,500	1,410,125
Dril-Quip, Inc.*	28,000	1,847,160
Oceaneering International, Inc.	28,000	1,360,520
Oil States International, Inc.*	36,775	2,930,600
Superior Energy Services, Inc.1,*	78,150	2,228,056
TETRA Technologies, Inc.*	148,500	1,386,990
Tidewater, Inc.	79,705	4,292,114
		15,455,565
Food products—2.64%
Brooklyn Cheesecake & Deserts Co., Inc.2,*	4,955	99
Darling International, Inc.*	73,140	1,117,579
Hain Celestial Group, Inc.*	32,150	1,240,669
J&J Snack Foods Corp.	30,500	1,556,415
Ralcorp Holdings, Inc.*	30,500	2,667,225
Smithfield Foods, Inc.*	68,600	1,531,838
The Fresh Del Monte Produce, Inc.	98,280	2,405,894
		10,519,719
Health care equipment & supplies—1.35%
Sirona Dental Systems, Inc.*	43,425	2,099,599
STERIS Corp.	109,000	3,278,720
		5,378,319
Health care providers & services—0.99%
AMN Healthcare Services, Inc.*	307,000	1,562,630
Health Net, Inc.*	62,650	2,364,411
		3,927,041
Hotels, restaurants & leisure—2.04%
Ameristar Casinos, Inc.	56,000	1,095,360
Brinker International, Inc.	75,350	1,947,798
P.F. Chang's China Bistro, Inc.	82,500	2,686,200
Six Flags Entertainment Corp.	35,000	1,534,050
Wyndham Worldwide Corp.	21,600	858,816
		8,122,224
Household durables—1.39%
American Greetings Corp., Class A1	88,370	1,269,877
Ethan Allen Interiors, Inc.	85,750	2,023,700
Newell Rubbermaid, Inc.	120,450	2,224,711
		5,518,288
Insurance—4.72%
Arch Capital Group Ltd.*	51,425	1,853,871
Brown & Brown, Inc.	129,995	2,961,286
HCC Insurance Holdings, Inc.	90,630	2,515,889
Horace Mann Educators Corp.	141,000	2,205,240

	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Lincoln National Corp.	131,300	$2,828,202
StanCorp Financial Group, Inc.	67,600	2,613,416
Unum Group	47,570	1,086,023
XL Group PLC	133,350	2,703,005
		18,766,932
Internet software & services—2.26%
DealerTrack Holdings, Inc.*	53,000	1,448,490
ValueClick, Inc.*	276,175	4,816,492
WebMD Health Corp.*	97,000	2,719,880
		8,984,862
IT services—0.15%
TeleTech Holdings, Inc.*	34,465	584,526
Life sciences tools & services—2.12%
Bio-Rad Laboratories, Inc., Class A*	22,200	2,254,632
Charles River Laboratories International, Inc.*	116,000	3,917,320
Covance, Inc.*	52,000	2,278,120
		8,450,072
Machinery—5.78%
AGCO Corp.*	17,150	873,449
IDEX Corp.	80,000	3,241,600
Kennametal, Inc.	57,625	2,484,214
Meritor, Inc.*	180,895	1,136,021
Timken Co.	73,650	3,596,329
Trimas Corp.*	149,525	3,240,207
Trinity Industries, Inc.	137,900	4,338,334
Wabtec Corp.	34,200	2,352,618
Watts Water Technologies, Inc., Class A	45,000	1,734,750
		22,997,522
Media—1.36%
DreamWorks Animation SKG, Inc., Class A1,*	70,000	1,242,500
Scripps Networks Interactive, Class A	25,625	1,111,100
Valassis Communications, Inc.1,*	135,110	3,073,753
		5,427,353
Metals & mining—0.46%
Noranda Aluminum Holding Corp.	173,900	1,824,211
Multi-utilities—1.43%
CMS Energy Corp.	140,300	3,062,749
NiSource, Inc.	115,600	2,627,588
		5,690,337
Multiline retail—0.62%
Macy's, Inc.	73,525	2,477,057
Oil, gas & consumable fuels—1.01%
Energen Corp.	59,175	2,850,460
Western Refining, Inc.[1]	71,700	1,185,201
		4,035,661

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Paper & forest products—0.53%
MeadWestvaco Corp.	71,300	$2,099,072
Personal products—0.46%
Herbalife Ltd.	16,450	952,126
Nu Skin Enterprises, Inc., Class A	17,200	859,140
		1,811,266
Professional services—2.19%
Kelly Services, Inc., Class A	168,915	2,729,666
Korn/Ferry International*	131,000	2,152,330
Resources Connection, Inc.	216,000	2,682,720
Towers Watson & Co., Class A	19,170	1,146,366
		8,711,082
Real estate investment trusts—3.47%
American Capital Agency Corp.	20,950	614,254
BioMed Realty Trust, Inc.	161,900	3,006,483
Brandywine Realty Trust	179,000	1,904,560
CBL & Associates Properties, Inc.	184,450	3,203,896
DuPont Fabros Technology, Inc.[1]	45,475	1,159,613
Home Properties, Inc.	51,575	3,072,838
Summit Hotel Properties, Inc.	92,000	860,200
		13,821,844
Real estate management & development—0.82%
Jones Lang LaSalle, Inc.	41,500	3,268,540
Road & rail—3.52%
Con-way, Inc.	156,060	4,953,344
Hertz Global Holdings, Inc.*	211,300	2,873,680
Landstar System, Inc.	52,500	2,685,375
Ryder System, Inc.	62,250	3,503,430
		14,015,829
Semiconductors & semiconductor equipment—3.50%
ATMI, Inc.*	47,000	1,098,860
Brooks Automation, Inc.	115,100	1,233,872
Cirrus Logic, Inc.*	56,700	1,158,381
Entegris, Inc.*	146,300	1,401,554
Lam Research Corp.*	20,950	892,261
NVIDIA Corp.*	231,865	3,424,646
ON Semiconductor Corp.*	438,540	3,815,298
Skyworks Solutions, Inc.*	41,450	894,491
		13,919,363
Software—1.10%
Cadence Design Systems, Inc.*	250,525	2,645,544
Electronic Arts, Inc.*	93,925	1,744,187
		4,389,731
Specialty retail—6.19%
Aaron's, Inc.	27,695	736,964
Advance Auto Parts	15,435	1,182,938
Aeropostale, Inc.*	175,500	2,872,935
Ascena Retail Group, Inc.*	72,000	2,546,640
Chico's FAS, Inc.	148,470	1,698,497
Express, Inc.*	65,625	1,420,125
Foot Locker, Inc.	103,250	2,709,280

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Group 1 Automotive, Inc.	32,000	$1,706,880
Jos. A. Bank Clothiers, Inc.*	43,000	2,053,250
OfficeMax, Inc.*	567,600	3,138,828
Pier 1 Imports, Inc.*	160,650	2,498,108
Signet Jewelers Ltd.	45,400	2,069,332
		24,633,777
Textiles, apparel & luxury goods—1.33%
Carter's, Inc.*	33,500	1,404,320
PVH Corp.	13,200	1,018,908
The Jones Group Inc.	312,000	2,848,560
		5,271,788
Trading companies & distributors—0.36%
Applied Industrial Technologies, Inc.	37,466	1,445,438
Water utilities—0.80%
American Water Works Co., Inc.	94,800	3,197,604
Total common stocks (cost—$348,791,476)		380,490,273
	Face amount
Repurchase agreement—5.29%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $6,050,472 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $6,265,264 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $8,667,907 US Treasury Notes, 0.750% due 08/15/13; (value—$21,481,267); proceeds: $21,060,006 (cost—$21,060,000)	$21,060,000	21,060,000
	Number of shares
Investment of cash collateral from securities loaned—4.71%
Money market fund—4.71%
UBS Private Money Market Fund LLC[3] (cost—$18,724,738)	18,724,738	18,724,738
Total investments (cost—$388,576,214)— 105.64%		420,275,011
Liabilities in excess of other assets—(5.64)%		(22,427,293)
Net assets—100.00%		$397,847,718

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$54,705,925
Gross unrealized depreciation	(23,007,128)
Net unrealized appreciation	$31,698,797

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$380,490,174	$99	$—	$380,490,273
Repurchase agreement	—	21,060,000	—	21,060,000
Investment of cash collateral from securities loaned	—	18,724,738	—	18,724,738
Total	$380,490,174	$39,784,837	$—	$420,275,011

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	96.2%
Bermuda	1.6
Ireland	1.0
Cayman Islands	0.8
Canada	0.4
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  Illiquid security representing 0.00% of net assets as of January 31, 2012.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$15,163,573	$76,622,196	$73,061,031	$18,724,738	$1,428

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 2.33% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.31% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 0.04%, and the Lipper Small-Cap Growth Funds category posted a median decline of 1.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 120. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

Copper Rock

Our portion of the Portfolio significantly underperformed the benchmark during the reporting period, primarily due to a highly abnormal set of circumstances. These included a sharp market decline in the third quarter of 2011, followed by an extreme reversal of the markets in October, which led to all-time high correlations.

A large portion of our underperformance was caused by stock disappointments, as the poor results from several of our holdings were exacerbated by the market's downturn in the fall of 2011. Examples of these stocks include Green Mountain Coffee Roasters, Inc. and Cooper Companies, Inc. Green Mountain Coffee Roasters first made headlines when a hedge fund manager questioned accounting practices that had already been resolved and, later, the company missed its fourth quarter sales expectations. We eventually exited the position. Cooper Companies, a global medical device company, was overly punished in October when a recall of one of its lens products, which accounted for less than 1% of sales, spread to a limited recall on a product line totaling close to 20% of sales. Upon confirmation from management that the manufacturing concerns were resolved and good visibility that the underlying growth prospects remained strong, we added to the position.

Significant contributors to performance represented a swath of sectors, led by Success Factors (information technology), whose share price rose after the announcement that it would be acquired by SAP. We exited the position in December of 2011. Within the health care sector, our position in HMS Holdings Corp. benefited from the company's acquisition of Health Data Insights, one of four primary companies involved in Medicare cost containment. Within the industrials sector, our positions in Roper Industries, Inc. and WESCO International, Inc. contributed to performance, thanks to strong quarterly earnings.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge") and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh

Objective:

Capital appreciation.

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

It has been crucially important to remain patient with our execution and move forward with our "fundamentals first" approach to identify what we believe are great growth stocks that should deliver superior earnings growth. We are already witnessing a recovering US economy, coupled with more positive leading indicators. Though challenges still exist in light of the political rhetoric and the upcoming election, we believe that the macro headwinds will eventually subside, and that investors will become more encouraged to focus on fundamentals, rather than sentiment, to drive stock returns.

Derivatives were not a part of our investment strategy during the reporting period.

Riverbridge

Our portion of the Portfolio outperformed the benchmark during the reporting period. Positively contributing to results was stock selection in the information technology sector. Specifically, Ultimate Software Group and Semtech Corp. both generated strong returns over the reporting period. Additionally, our portion of the Portfolio's underweight to the underperforming energy sector helped to boost relative performance, as it was the worst performing sector in the benchmark. Detracting from performance was stock selection within the health care sector. Two companies in particular, IPC the Hospitalist Co. and Neogen Corp., struggled during the reporting period.

Over entire market cycles, we are confident in our portion of the Portfolio, due to the strength of its underlying companies. Our holdings, featuring companies with robust cash flow, tend to possess healthy balance sheets with low levels of debt and strong cash positions. Our companies are not dependent on borrowing money to finance their future growth. They also command dominant market shares and strong barriers to entry, which makes it more difficult for competitors to erode their market share. We are capitalizing on the emotional gyrations of the market by owning high quality companies at what we believe are very attractive valuations.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our best performing sectors were consumer discretionary and materials. Within consumer discretionary, strong performers included Wyndham Worldwide Corp., Pier 1 Imports, Inc. and Scientific Games Corp. We have slightly trimmed our weighting in these stocks given their strong performance. Within materials, standouts were Kraton Performance Polymers, Inc. and Solutia, Inc., the latter of which is being acquired by Eastman Chemical. Mergers and acquisitions ("M&A") continue to be beneficial to our results, as acquisitions of Pharmasset, Inhibitex and SuccessFactors were also announced during the period. We have since sold our positions in these companies (we exited our position in Inhibitex after period end).

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financials and consumer staples were our worst-performing sectors. Our underperformance in these sectors was mainly due to our exposures to MF Global and Diamond Foods, respectively. We sold MF Global after the company reported weak third quarter results and before the company declared bankruptcy. We sold Diamond Foods after a controversy over walnut payments was revealed, but before the stock fell further upon disclosure of a Securities and Exchange Commission probe. Other detractors included Acme Packet, Inc., Dendreon and Rovi, as all three companies reported weak results. We sold Dendreon and Rovi, but maintained our position in Acme Packet, as we believe its leadership position in Session Board Control will enable it to resume its growth trajectory.

The US equity market continues to look attractive relative to other equity markets. We believe small companies look particularly attractive in this environment, as they generally have less exposure overseas. As evidenced by the recent takeouts in our portion of the Portfolio, we remain confident in our ability to identify dynamic growth companies. M&A activity is likely to remain a theme in 2012. Despite what will likely continue to be a volatile market, we remain focused on our research process and stock picking.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(2.46)%	3.97%	3.72%	5.69%
Class B2	(2.88)	3.05	2.88	5.15[6]
Class C3	(2.86)	3.10	2.92	4.86
Class Y4	(2.37)	4.13	4.00	6.01
Class P5	(2.33)	4.10	3.92	5.93
After deducting maximum sales charge or PACE Select program fee
Class A1	(7.83)	(1.75)	2.56	5.10
Class B2	(7.73)	(1.95)	2.53	5.15[6]
Class C3	(3.83)	2.10	2.92	4.86
Class P5	(3.31)	2.04	1.86	3.83
Russell 2500 Growth Index[7]	0.04	4.83	3.77	6.47
Lipper Small-Cap Growth Funds median	(1.67)	2.73	2.62	5.38

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (7.55)%; 5-year period, 1.58%; 10-year period, 3.91%; Class B—1-year period, (7.85)%; 5-year period, 1.58%; 10-year period, 3.95%; Class C—1-year period, (3.88)%; 5-year period, 1.94%; 10-year period, 3.68% ; Class Y—1-year period, (1.98)%; 5-year period, 3.03%; 10-year period, 4.82% ; Class P—1-year period, (3.94)%; 5-year period, 0.90%; 10-year period, 2.66%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.28% and 1.28%; Class B—2.74% and 2.13%; Class C—2.05% and 2.05%; Class Y—1.08% and 1.08%; and Class P—1.16% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2500 Growth Index is designed to measure the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$434.1
Number of holdings	214
Portfolio composition[1]	01/31/12
Common stocks	98.1%
Investment companies	0.1
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors[1]	01/31/12
Information technology	26.9%
Industrials	19.1
Health care	17.4
Consumer discretionary	15.6
Financials	5.8
Total	84.8%
Top ten equity holdings[1]	01/31/12
Zoll Medical Corp.	1.6%
Ultimate Software Group, Inc.	1.3
Acacia Research	1.3
Gentex Corp.	1.3
Affiliated Managers Group, Inc.	1.3
AMETEK, Inc.	1.2
HMS Holdings Corp.	1.1
Cepheid, Inc.	1.1
Clean Harbors, Inc.	1.0
Semtech Corp.	1.0
Total	12.2%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—98.11%
Aerospace & defense—1.95%
BE Aerospace, Inc.*	49,717	$2,098,057
TransDigm Group, Inc.*	27,532	2,877,920
Triumph Group, Inc.	55,770	3,489,529
		8,465,506
Air freight & logistics—0.95%
Forward Air Corp.	39,340	1,376,900
Hub Group, Inc., Class A*	80,010	2,738,742
		4,115,642
Airlines—0.20%
Alaska Air Group, Inc.*	11,551	879,378
Auto components—1.28%
Gentex Corp.	206,307	5,543,469
Biotechnology—2.72%
Ardea Biosciences, Inc.*	93,410	1,699,128
Cepheid, Inc.*	103,837	4,575,058
Inhibitex, Inc.*	70,380	1,796,801
Onyx Pharmaceuticals, Inc.*	40,840	1,671,990
Vertex Pharmaceuticals, Inc.*	55,350	2,045,183
		11,788,160
Capital markets—2.46%
Affiliated Managers Group, Inc.*	54,276	5,455,281
Financial Engines, Inc.*	68,195	1,633,270
Knight Capital Group, Inc., Class A*	146,340	1,900,956
Lazard Ltd., Class A	59,415	1,706,399
		10,695,906
Chemicals—4.13%
Airgas, Inc.	26,862	2,120,218
Albemarle Corp.	33,805	2,173,999
Ashland, Inc.	29,320	1,848,919
FMC Corp.	38,937	3,608,681
Intrepid Potash, Inc.*	112,485	2,687,267
Kraton Performance Polymers, Inc.*	83,745	2,381,708
Solutia, Inc.*	112,860	3,103,650
		17,924,442
Commercial banks—0.97%
Hancock Holding Co.	64,770	2,150,364
Signature Bank*	35,724	2,077,351
		4,227,715
Commercial services & supplies—4.79%
Clean Harbors, Inc.*	71,120	4,512,564
EnerNOC, Inc.*	40,959	374,775
Innerworkings, Inc.1,*	156,490	1,726,085
Mobile Mini, Inc.*	48,690	1,012,752
Portfolio Recovery Associates, Inc.*	54,996	3,571,990
Ritchie Brothers Auctioneers, Inc.[1]	120,618	2,840,554
Rollins, Inc.	202,065	4,322,170
Waste Connections, Inc.	75,470	2,438,436
		20,799,326

	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.12%
Acme Packet, Inc.*	53,260	$1,556,790
Aruba Networks, Inc.*	38,592	855,971
Digi International, Inc.*	158,445	1,788,844
NETGEAR, Inc.*	37,197	1,481,184
Riverbed Technology, Inc.*	147,105	3,521,694
		9,204,483
Computers & peripherals—0.65%
NCR Corp.*	74,316	1,391,939
Stratasys, Inc.*	39,115	1,437,476
		2,829,415
Construction & engineering—0.53%
Foster Wheeler AG*	102,110	2,293,391
Consumer finance—0.60%
First Cash Financial Services, Inc.*	65,030	2,617,457
Containers & packaging—0.38%
Rock-Tenn Co., Class A	26,610	1,646,095
Distributors—0.84%
LKQ Corp.*	112,225	3,658,535
Diversified consumer services—1.21%
Capella Education Co.1,*	20,359	861,796
Coinstar, Inc.1,*	52,050	2,588,447
Grand Canyon Education, Inc.*	106,999	1,795,443
		5,245,686
Diversified financial services—0.48%
MarketAxess Holdings, Inc.	66,992	2,080,102
Electrical equipment—2.41%
AMETEK, Inc.	114,727	5,392,169
Franklin Electric Co., Inc.	19,793	990,838
Polypore International, Inc.*	24,439	930,637
Roper Industries, Inc.	33,456	3,124,456
		10,438,100
Electronic equipment, instruments & components—2.58%
Coherent, Inc.*	60,260	3,367,329
Echelon Corp.*	141,911	733,680
FARO Technologies, Inc.*	37,715	2,047,170
National Instruments Corp.	136,560	3,674,829
Trimble Navigation Ltd.*	29,677	1,389,774
		11,212,782
Energy equipment & services—2.40%
CARBO Ceramics, Inc.	7,823	760,787
Core Laboratories N.V.	9,047	961,063
ION Geophysical Corp.*	339,280	2,520,851
Oceaneering International, Inc.	26,675	1,296,138
Oil States International, Inc.*	15,986	1,273,924
OYO Geospace Corp.*	11,870	1,044,679
Rowan Cos., Inc.*	75,830	2,578,978
		10,436,420

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—1.26%
The Fresh Market, Inc.*	54,748	$2,357,449
United Natural Foods, Inc.*	70,733	3,115,789
		5,473,238
Food products—0.16%
The Hain Celestial Group, Inc.*	17,639	680,689
Health care equipment & supplies—4.93%
Abaxis, Inc.*	61,738	1,671,865
Align Technology, Inc.*	34,333	808,886
AngioDynamics, Inc.*	120,850	1,566,216
DexCom, Inc.*	138,810	1,522,746
IDEXX Laboratories, Inc.*	7,112	601,604
MAKO Surgical Corp.1,*	52,900	1,892,762
Neogen Corp.*	62,215	2,026,343
Sirona Dental Systems, Inc.*	30,609	1,479,945
The Cooper Cos., Inc.	18,710	1,349,739
Thoratec Corp.*	46,475	1,366,365
Zoll Medical Corp.*	103,983	7,131,154
		21,417,625
Health care providers & services—6.31%
Air Methods Corp.*	18,938	1,596,473
Bio-Reference Laboratories, Inc.1,*	96,614	1,869,481
Catalyst Health Solutions, Inc.*	66,557	3,644,661
Chemed Corp.	57,135	3,207,559
Health Management Associates, Inc., Class A*	322,840	2,069,404
HMS Holdings Corp.*	144,768	4,778,792
IPC The Hospitalist Co.*	40,470	1,363,434
Magellan Health Services, Inc.*	46,820	2,285,753
MEDNAX, Inc.*	56,702	4,038,317
MWI Veterinary Supply, Inc.*	20,526	1,611,496
Team Health Holdings, Inc.*	44,939	925,743
		27,391,113
Health care technology—2.41%
Allscripts Healthcare Solutions, Inc.*	184,630	3,530,126
athenahealth, Inc.*	51,127	2,974,569
Quality Systems, Inc.	36,990	1,500,314
SXC Health Solutions Corp.*	38,749	2,443,512
		10,448,521
Hotels, restaurants & leisure—4.23%
Arcos Dorados Holdings, Inc., Class A	69,900	1,502,850
Bally Technologies, Inc.*	37,780	1,595,072
BJ's Restaurants, Inc.*	31,047	1,553,281
Panera Bread Co., Class A*	7,558	1,120,473
Penn National Gaming, Inc.*	67,440	2,760,994
Red Robin Gourmet Burgers, Inc.*	60,600	1,861,026
Scientific Games Corp., Class A*	235,520	2,635,469
The Cheesecake Factory, Inc.*	81,210	2,402,192
Wyndham Worldwide Corp.	74,160	2,948,601
		18,379,958
Household durables—0.38%
Tempur-Pedic International, Inc.*	24,410	1,628,391

	Number of shares	Value
Common stocks—(continued)
Internet software & services—2.49%
Bankrate, Inc.*	99,890	$2,336,427
Constant Contact, Inc.1,*	37,790	943,994
DealerTrack Holdings, Inc.*	72,630	1,984,978
Rackspace Hosting, Inc.*	67,560	2,932,780
SciQuest, Inc.*	66,815	977,503
SPS Commerce, Inc.*	65,466	1,651,707
		10,827,389
IT services—4.13%
Cass Information Systems, Inc.	40,915	1,616,142
Echo Global Logistics, Inc.*	88,051	1,475,735
ExlService Holdings, Inc.*	30,457	735,232
Forrester Research, Inc.*	49,340	1,723,940
Gartner, Inc.*	41,468	1,572,052
Heartland Payment Systems, Inc.	66,605	1,598,520
Higher One Holdings, Inc.*	46,877	794,096
MAXIMUS, Inc.	65,420	2,945,862
ServiceSource International, Inc.*	84,460	1,429,063
Teradata Corp.*	11,607	621,671
VeriFone Systems, Inc.*	57,981	2,475,789
Wright Express Corp.*	16,836	921,266
		17,909,368
Leisure equipment & products—0.27%
Polaris Industries, Inc.	18,301	1,178,584
Life sciences tools & services—0.97%
Bruker Corp.*	123,100	1,748,020
MEDTOX Scientific, Inc.*	34,185	581,145
Techne Corp.	27,415	1,871,074
		4,200,239
Machinery—3.33%
Chart Industries, Inc.*	16,225	904,706
CLARCOR, Inc.	45,015	2,314,221
Gardner Denver, Inc.	30,770	2,295,442
Kennametal, Inc.	51,160	2,205,508
The Manitowoc Co., Inc.	170,870	2,296,493
WABCO Holdings, Inc.*	34,880	1,808,528
Woodward, Inc.	62,070	2,605,698
		14,430,596
Media—0.58%
Cinemark Holdings, Inc.	93,650	1,846,778
Pandora Media, Inc.*	52,226	688,861
		2,535,639
Metals & mining—0.99%
Haynes International, Inc.	24,695	1,500,468
Schnitzer Steel Industries, Inc.	49,270	2,149,650
US Silica Holdings, Inc.*	39,040	663,680
		4,313,798
Multiline retail—0.39%
Big Lots, Inc.*	43,035	1,699,452

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—3.34%
Berry Petroleum Co., Class A	40,360	$1,816,604
Cabot Oil & Gas Corp.	28,212	899,963
Energy XXI (Bermuda) Ltd.*	36,297	1,191,630
Forest Oil Corp.*	143,800	1,869,400
Oasis Petroleum, Inc.*	59,504	2,007,665
Plains Exploration & Production Co.*	64,995	2,451,611
Rosetta Resources, Inc.*	88,819	4,262,424
		14,499,297
Personal products—0.64%
Herbalife Ltd.	26,362	1,525,832
Nu Skin Enterprises, Inc., Class A	25,005	1,249,000
		2,774,832
Pharmaceuticals—0.07%
Perrigo Co.	3,363	321,503
Professional services—2.64%
Acacia Research*	139,045	5,723,092
CoStar Group, Inc.*	23,885	1,353,563
Equifax, Inc.	62,530	2,436,794
Mistras Group, Inc.*	29,494	664,205
Resources Connection, Inc.	102,995	1,279,198
		11,456,852
Real estate management & development—0.49%
Jones Lang LaSalle, Inc.	26,750	2,106,830
Road & rail—2.11%
Avis Budget Group, Inc.*	82,075	1,177,776
Genesee & Wyoming, Inc., Class A*	20,557	1,276,590
Hertz Global Holdings, Inc.*	160,110	2,177,496
Kansas City Southern*	28,905	1,984,039
Knight Transportation, Inc.	144,190	2,539,186
		9,155,087
Semiconductors & semiconductor equipment—4.55%
Cabot Microelectronics Corp.*	48,061	2,423,236
CEVA, Inc.*	113,628	3,069,092
Cypress Semiconductor Corp.*	80,600	1,385,917
Linear Technology Corp.	25,501	849,693
Mellanox Technologies Ltd.*	75,880	2,782,519
Power Integrations, Inc.	56,420	2,030,556
Semtech Corp.*	155,288	4,425,708
Teradyne, Inc.*	67,902	1,110,198
Volterra Semiconductor Corp.*	54,770	1,652,411
		19,729,330
Software—10.54%
ACI Worldwide, Inc.*	52,931	1,608,044
BroadSoft, Inc.*	72,270	2,014,888
Cadence Design Systems, Inc.*	126,149	1,332,133
CommVault Systems, Inc.*	63,411	2,980,317
Concur Technologies, Inc.*	37,171	1,945,902
Ebix, Inc.[1]	86,742	2,149,467
Informatica Corp.*	60,609	2,563,761
Manhattan Associates, Inc.*	22,099	969,925
MICROS Systems, Inc.*	40,652	2,020,811

	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
NetSuite, Inc.*	20,204	$846,144
Nuance Communications, Inc.*	55,910	1,594,553
Pegasystems, Inc.[1]	45,132	1,279,943
QLIK Technologies, Inc.*	88,288	2,489,722
Solera Holdings, Inc.	15,824	755,912
Sourcefire, Inc.*	94,230	2,923,015
SS&C Technologies Holdings, Inc.*	111,620	2,095,107
Synchronoss Technologies, Inc.*	60,808	2,032,203
Taleo Corp., Class A*	72,330	2,604,603
TIBCO Software, Inc.*	153,110	3,991,578
Ultimate Software Group, Inc.*	87,510	5,836,042
Verint Systems, Inc.*	60,030	1,699,449
		45,733,519
Specialty retail—4.46%
Abercrombie & Fitch Co., Class A	24,520	1,126,449
Dick's Sporting Goods, Inc.	42,483	1,750,724
DSW, Inc., Class A	27,843	1,391,315
Express, Inc.*	99,584	2,154,998
Foot Locker, Inc.	63,020	1,653,645
Genesco, Inc.*	14,756	901,149
Monro Muffler Brake, Inc.	19,675	825,169
PetSmart, Inc.	32,324	1,720,283
Pier 1 Imports, Inc.*	105,540	1,641,147
Tractor Supply Co.	23,280	1,880,326
Ulta Salon, Cosmetics & Fragrance, Inc.*	10,595	807,551
Urban Outfitters, Inc.*	79,960	2,118,940
Vitamin Shoppe, Inc.*	32,779	1,400,974
		19,372,670
Textiles, apparel & luxury goods—1.53%
Fossil, Inc.*	18,640	1,771,732
Lululemon Athletica, Inc.*	24,980	1,576,987
Michael Kors Holdings Ltd.*	45,600	1,411,320
PVH Corp.	13,767	1,062,675
Vera Bradley, Inc.*	23,242	832,529
		6,655,243
Trading companies & distributors—1.26%
Beacon Roofing Supply, Inc.*	104,600	2,391,156
United Rentals, Inc.*	18,613	711,761
WESCO International, Inc.*	37,709	2,371,142
		5,474,059
Total common stocks (cost—$349,577,106)		425,895,832
Investment companies—0.14%
iShares Russell 2000 Growth Index Fund	2,714	245,807
iShares Russell Midcap Growth Index Fund	5,892	347,746
Total investment companies (cost—$558,229)		593,553

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount	Value
Repurchase agreement—2.42%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $3,021,501 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $3,128,765 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $4,328,603 US Treasury Notes, 0.750% due 08/15/13; (value—$10,727,374); proceeds: $10,517,003 (cost—$10,517,000)	$10,517,000	$10,517,000

	Number of shares	Value
Investment of cash collateral from securities loaned—2.57%
Money market fund—2.57%
UBS Private Money Market Fund LLC[2] (cost—$11,149,131)	11,149,131	$11,149,131
Total investments (cost—$371,801,466)— 103.24%		448,155,516
Liabilities in excess of other assets—(3.24)%		(14,069,211)
Net assets—100.00%		$434,086,305

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 126.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$86,116,496
Gross unrealized depreciation	(9,762,446)
Net unrealized appreciation	$76,354,050

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$425,895,832	$—	$—	$425,895,832
Investment companies	593,553	—	—	593,553
Repurchase agreement	—	10,517,000	—	10,517,000
Investment of cash collateral from securities loaned	—	11,149,131	—	11,149,131
Total	$426,489,385	$21,666,131	$—	$448,155,516

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.9%
Canada	1.2
British Virgin Islands	0.7
Bermuda	0.6
Israel	0.6
Switzerland	0.5
Cayman Islands	0.3
Netherlands	0.2
Total	100.0%

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$40,533,810	$71,386,161	$100,770,840	$11,149,131	$2,038

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 10.08% before the deduction of the maximum PACE Select program fee. (Class P shares declined 10.98% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") declined 10.42%, and the Lipper International Large-Cap Core Funds category posted a median decline of 10.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 131. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Martin Currie

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. At a regional level, the main detractor from performance was our exposure to stocks in Asia ex-Japan. Our holdings in Japan were also a slight drag on results. Our allocation to Europe was the largest contributor to results, due to strong stock selection. Our allocation to emerging markets equities also benefited performance.

From a sector perspective, consumer staples was the weakest area of our portion of the Portfolio (in both relative and absolute terms), followed by financials and industrials. In contrast, stock selection was the strongest in the information technology sector, where our holdings generated a positive absolute return versus a sharp decline in the market. Stock selection in materials and telecommunications services was also beneficial during the reporting period.

In terms of individual stocks, the largest negative contributor was Russian grocery operator X5 Retail Group N.V. Its shares performed poorly as the Russian market slumped toward the end of 2011. Daimler AG, a German luxury-car and truck manufacturer, was another large detractor from results, as investor risk appetite evaporated in the third quarter. Against this backdrop, many such high-quality stocks in the more

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"),

Mondrian Investment Partners Limited

("Mondrian") and J.P. Morgan Investment

Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May, Emma R. E. Lewis and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Jaco Venter; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation.

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Equity Investments

economically sensitive sectors fell sharply. Elsewhere, after many months of strong performance, Macao casino-operator SJM Holdings Ltd. was hit by profit taking, coinciding with concerns about tightening credit in China.

On the positive side, our portion of the Portfolio benefited from its exposure to some of the world's best high-growth information technology companies. Samsung Electronics Co. Ltd. was the top contributor, boosted by successful product launches and strong profitability. Elsewhere, Royal Dutch Shell PLC, an integrated oil company, was another strong performer, as ongoing supply worries in the Middle East kept the price of oil relatively high. Tim Participacoes SA, a Brazilian mobile telecommunication operator, also performed well during the reporting period. The company continued to benefit from subscriber growth, but without the drag of falling revenues from a fixed-line offering.

Derivatives were not used during the reporting period.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Country allocation, currency contribution and stock selection were all positive for results over the six months ended January 31, 2012. In particular, underweight positions in Germany and Japan added to returns relative to the benchmark. This was partially offset, however, by overweight positions in France and Italy.

Stock selection within countries was the leading cause of our comparative outperformance. This was driven by strong stock selection in Japan, the UK and Italy. At the sector level, an overweight in the health care sector and an underweight in the materials sector were both beneficial for relative results. Stock selection within sectors was also positive for returns, and in particular stock selection in the energy and information technology sectors.

Among our best performing stocks were major oil companies BP, Royal Dutch Shell and ENI S.p.A. All three performed well as the price of oil rose during the period. Dutch food retailer Koninklijke Ahold N.V. also generated strong results following the announcements of a cost savings program and a dividend hike. Conversely, Singaporean bank UOB performed poorly as increased property taxes weighed on the domestic housing market. Another poor performer was Japanese insurance company Tokyo Marine Holdings, Inc. Its share price declined

Investment process (continued)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

due to concerns that damage caused by the floods in Thailand could lead to an increased number of claims.

The main strategies we expect to employ in our portion of the Portfolio going forward are an overweight in select European markets, an overweight in the telecommunications services, energy and health care sectors, an underweight in the materials and industrials sectors, and a defensive currency hedge out of the Australian dollar.

During the reporting period, we utilized defensive forward currency contracts to manage our currency exposures. As of January 31, 2012, we were hedging 70% of our Australian dollar exposure. Additionally, for the majority of the reporting period, we had a hedge on the Swiss franc in place. We chose to hedge these currencies as our analysis showed that they were significantly overvalued, and we sought to protect the value of the underlying investments in these markets. During the period, both of these defensive currency hedges added positively to the performance of our portion of the Portfolio.

J.P. Morgan (International REI)

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period.

At the sector level, stock selection in transport services, consumer cyclicals and property were the largest contributors to performance, while basic industries and energy detracted from results. Regionally, stock selection in Japan aided results, while the Pacific Rim was the sole detractor.

At the stock level, Japan Tobacco, Inc. was a contributor to results as tobacco stocks in general have fared well. While fears of a double-dip recession drove down the broader market, it prompted investors to flee into less economically-sensitive stocks. In addition to the non-cyclical nature of the company's business, tobacco companies have strong pricing power and generate significant free cash. Additionally, Japan Tobacco is raising prices and gaining share in a number of overseas markets, including Russia. As part of its ongoing bid to reduce its dependence on the Japanese market, Japan Tobacco recently agreed to purchase Haggar Cigarette in the Sudan, as part of the company's push to increase its presence in emerging markets.

On the downside, KBC Group, a Belgian bank, which we have since sold, was a detractor stemming from the ongoing Eurozone sovereign debt crisis. Additionally, the company reported a wider-than-expected EUR1.58 billion loss during the third quarter of 2011, its largest quarterly loss in two and a half years. This occurred as its structured credit investments performed poorly, and Irish loan-loss provisions mounted. Bad loans in Ireland, combined with losses on disposals, threaten management's plans to pay back EUR7 billion worth of state aid without having to sell additional shares. This prompted KBC Group to step up efforts to shrink its balance sheet.

Investment process (concluded)

and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

PACE Select Advisors Trust

PACE International Equity Investments

Currency forwards are used in our portion of the Portfolio to reduce currency deviations from the benchmark as a means of risk management. Additionally, equity traded futures were used for the sole purpose of managing cash flows more efficiently. We do not seek to add value via active currency management.

J.P. Morgan (EAFE Opportunities)

Our portion of the Portfolio underperformed the benchmark during the reporting period. At the sector level, stock selection in banks, finance and basic industries were the largest detractors from performance, while stock selection in transport services, consumer cyclicals and technology were the largest contributors. Regional allocation is a residual effect of stock selection opportunities. Stock selection in Japan was the largest detractor for the period, while stock selection in emerging markets was beneficial for results.

At the stock level, Telefonaktiebolaget LM Ericsson, a Swedish manufacturer of telecommunication equipment, was a detractor from performance. The company reported a 74% drop in fourth quarter 2011 net profits, due to a combination of more cautious spending by US carriers, losses at its joint ventures (Sony Ericsson and ST Ericsson) and an unfavorable shift in its business mix. Management also cautioned that operators will likely continue to spend cautiously in the short term, due to ongoing macro economic and political uncertainty. On the upside, Samsung Electronics Co. Ltd., a Korean maker of memory chips, smart phones and consumer electronics, was the largest contributor to results. The stock price has been on the rise since the late summer of 2011, when Steve Jobs relinquished his role as Chief Executive Officer at Apple. This triggered speculation that Samsung would be able to make up ground against its US rival. In addition, Samsung has seen strong sales of its Galaxy line of smartphones, which has offset weakness in its dynamic random access memory (DRAM) and display business. DRAM prices have fallen sharply as demand for PCs has waned. However, being one of the lowest cost DRAM producers, Samsung is one of only a few companies that can still operate profitably under current conditions, whereas other producers have been forced to scale back production.

Currency forwards were used in our portion of the Portfolio to reduce currency deviations from the benchmark as a means of risk management. Additionally, equity traded futures were used for the sole purpose of managing cash flows more efficiently. We do not seek to add value via active currency management. Overall, the use of these derivative instruments performed as expected during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(10.12)%	(8.41)%	(5.45)%	4.48%
Class B2	(11.07)	(9.26)	(6.36)	3.87[6]
Class C3	(10.58)	(9.19)	(6.24)	3.62
Class Y4	(10.07)	(8.22)	(5.13)	4.86
Class P5	(10.08)	(8.23)	(5.22)	4.75
After deducting maximum sales charge or PACE Select program fee
Class A1	(15.06)	(13.48)	(6.51)	3.90
Class B2	(15.52)	(13.80)	(6.68)	3.87[6]
Class C3	(11.45)	(10.08)	(6.24)	3.62
Class P5	(10.98)	(10.05)	(7.09)	2.68
MSCI EAFE Index (net)[7]	(10.42)	(9.59)	(3.85)	5.79
Lipper International Large-Cap Core Funds median	(10.45)	(9.44)	(3.81)	5.20

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (15.04)%; 5-year period, (7.22)%; 10-year period, 2.90%; Class B—1-year period, (15.20)%; 5-year period, (7.37)%; 10-year period, 2.88%; Class C—1-year period, (11.65)%; 5-year period, (6.95)%; 10-year period, 2.63%; Class Y—1-year period, (9.82)%; 5-year period, (5.87)%; 10-year period, 3.85%; Class P—1-year period, (11.62)%; 5-year period, (7.80)%; 10-year period, 1.70%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.40% and 1.40%; Class B—3.50% and 2.30%; Class C—2.23% and 2.23%; Class Y—1.16% and 1.16%; and Class P—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class B—2.30%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$778.8
Number of holdings	280
Portfolio composition[1]	01/31/12
Common stocks and preferred stocks	95.6%
ADRs and GDRs	3.6
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	0.7
Total	100.0%
Regional allocation (equity investments)[1]	01/31/12
Europe and European territories	64.4%
Asia	28.4
Oceania	5.5
The Americas	0.6
Russia	0.3
Total	99.2%
Top five countries (equity investments)[1]	01/31/12
United Kingdom	23.9%
Japan	20.2
France	10.0
Switzerland	7.8
Germany	7.1
Total	69.0%
Top five sectors[1]	01/31/12
Financials	17.7%
Health care	12.2
Consumer staples	11.8
Consumer discretionary	11.0
Industrials	10.8
Total	63.5%

Top ten equity holdings[1]	01/31/12
GlaxoSmithKline PLC	2.2%
Vodafone Group PLC	2.1
Sanofi SA	1.9
Royal Dutch Shell PLC, A Shares, Netherlands Exchange	1.8
Novartis AG	1.7
Nestle SA	1.7
HSBC Holdings PLC	1.5
BG Group PLC	1.4
Canon, Inc.	1.3
Astellas Pharma, Inc.	1.3
Total	16.9%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 203.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2012

Common stocks
Aerospace & defense	0.83%
Auto components	0.70
Automobiles	2.24
Beverages	0.94
Building products	1.14
Capital markets	0.35
Chemicals	2.55
Commercial banks	8.50
Commercial services & supplies	0.35
Communications equipment	0.32
Computers & peripherals	0.91
Construction & engineering	0.47
Construction materials	0.09
Containers & packaging	0.53
Distributors	0.07
Diversified consumer services	0.10
Diversified financial services	1.75
Diversified telecommunication services	4.59
Electric utilities	1.20
Electrical equipment	2.36
Electronic equipment, instruments & components	0.89
Energy equipment & services	1.07
Food & staples retailing	4.30
Food products	3.71
Gas utilities	0.95
Health care equipment & supplies	0.41
Health care providers & services	0.39
Hotels, restaurants & leisure	2.20
Household durables	1.14
Independent power producers & energy traders	0.16
Industrial conglomerates	0.73
Insurance	4.98
IT services	0.41
Machinery	1.53

Marine	0.06%
Media	1.73
Metals & mining	3.13
Multiline retail	0.44
Multi-utilities	1.74
Office electronics	1.34
Oil, gas & consumable fuels	9.35
Paper & forest products	0.36
Personal products	0.90
Pharmaceuticals	11.36
Professional services	1.08
Real estate investment trusts	0.35
Real estate management & development	1.80
Road & rail	0.64
Semiconductors & semiconductor equipment	1.71
Software	0.91
Specialty retail	0.55
Textiles, apparel & luxury goods	1.34
Tobacco	1.31
Trading companies & distributors	1.30
Transportation infrastructure	0.36
Wireless telecommunication services	3.51
Total common stocks	98.13%
Preferred stocks
Automobiles	0.42
Household products	0.67
Total preferred stocks	1.09%
Repurchase agreement	0.69
Investment of cash collateral from securities loaned	3.31
Liabilities in excess of other assets	(3.22)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—98.13%
Australia—5.31%
Amcor Ltd.	547,975	$4,095,574
AMP Ltd.	896,279	4,063,053
Australia & New Zealand Banking Group Ltd.	170,047	3,865,156
BHP Billiton Ltd.	58,880	2,342,873
Commonwealth Bank of Australia[1]	15,510	834,177
Dexus Property Group	590,026	557,497
Incitec Pivot Ltd.	646,900	2,204,568
Macquarie Group Ltd.	29,264	792,237
National Australia Bank Ltd.	36,950	935,587
Newcrest Mining Ltd.	95,625	3,423,264
QBE Insurance Group Ltd.[1]	316,483	3,850,493
QR National Ltd.	723,008	2,847,727
Rio Tinto Ltd.	17,103	1,255,766
Stockland	198,877	709,423
Telstra Corp. Ltd.	1,235,857	4,369,119
Wesfarmers Ltd.	32,499	1,045,428
Westfield Group	165,325	1,491,897
Westpac Banking Corp.[1]	75,324	1,691,317
Woodside Petroleum Ltd.	15,695	570,028
WorleyParsons Ltd.	14,115	408,946
Total Australia common stocks		41,354,130
Austria—0.05%
Andritz AG	4,062	376,766
Belgium—0.44%
Ageas STRIP VVPR2,*	151,262	198
Anheuser-Busch InBev N.V.	7,817	473,981
Nyrstar*	54,019	504,438
Solvay SA	24,781	2,443,750
Total Belgium common stocks		3,422,367
Bermuda—0.35%
Jardine Matheson Holdings Ltd.	52,400	2,714,320
Brazil—0.38%
Tim Participacoes SA, ADR[1]	102,905	2,968,809
Canada—0.24%
First Quantum Minerals Ltd.	84,557	1,851,872
Cayman Islands—0.76%
Belle International Holdings Ltd.	897,000	1,457,352
Hengan International Group Co. Ltd.	96,500	862,929
Mindray Medical International Ltd., ADR[1]	82,700	2,461,152
Sands China Ltd.*	333,200	1,127,809
Total Cayman Islands common stocks		5,909,242
Denmark—0.61%
Carlsberg A/S, Class B	11,334	860,717
Novo-Nordisk A/S, Class B	32,649	3,860,422
Total Denmark common stocks		4,721,139
Finland—0.47%
Nokian Renkaat Oyj	15,953	569,887
Outokumpu Oyj[1]	40,656	333,439

	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
Stora Enso Oyj, R Shares	171,813	$1,222,585
UPM-Kymmene Oyj	122,750	1,573,518
Total Finland common stocks		3,699,429
France—9.97%
Air Liquide SA	22,910	2,883,465
Atos Origin SA	14,901	748,854
AXA SA	38,244	580,541
BNP Paribas	18,188	770,108
Carrefour SA	225,823	5,154,515
Cie de Saint-Gobain	91,237	4,060,033
France Telecom SA	389,076	5,834,891
GDF Suez	109,261	2,965,565
GDF Suez, STRIP VVPR2,*	23,226	30
L'Oreal SA	8,218	874,046
Lafarge SA	12,803	521,584
LVMH Moet Hennessy Louis Vuitton SA	5,035	814,033
PPR	21,792	3,429,153
Safran SA	75,039	2,338,046
Sanofi SA	203,441	15,027,284
Schneider Electric SA	124,307	7,720,235
Societe Generale SA	114,395	3,047,303
Sodexo	35,991	2,671,206
Suez Environnement Co.	130,318	1,668,145
Technip SA	35,682	3,347,447
Total SA	174,188	9,206,140
Vallourec SA	5,244	354,151
Vinci SA	78,244	3,629,226
Total France common stocks		77,646,001
Germany—5.97%
Adidas AG	46,229	3,330,678
Allianz SE	25,495	2,803,294
BASF SE	23,160	1,780,706
Bayer AG	73,910	5,176,137
Bayerische Motoren Werke (BMW) AG	29,737	2,543,506
Brenntag AG	7,130	745,552
Continental AG*	8,045	642,655
Daimler AG	71,237	3,936,454
Deutsche Bank AG	12,480	528,668
Deutsche Boerse AG*	45,997	2,707,486
Deutsche Telekom AG	499,544	5,618,177
Duerr AG	13,969	712,522
E.ON AG	165,937	3,547,745
Fresenius Medical Care AG & Co. KGaA	42,987	3,067,299
HeidelbergCement AG	3,408	167,503
Kabel Deutschland Holding AG*	20,106	1,048,304
Lanxess AG	4,806	313,036
RWE AG	180,955	6,921,053
SAP AG	10,662	644,185
Siemens AG	2,412	227,603
Total Germany common stocks		46,462,563

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.71%
AIA Group Ltd.	1,089,800	$3,639,552
China Merchants Holdings International Co. Ltd.	852,000	2,834,397
China Overseas Land & Investment Ltd.	798,000	1,487,896
CNOOC Ltd.	637,000	1,309,270
Hang Seng Bank Ltd.	30,300	391,091
Henderson Land Development Co. Ltd.	494,500	2,684,416
Hutchison Whampoa Ltd.	287,000	2,729,263
Power Assets Holdings Ltd.	97,000	699,799
SJM Holdings Ltd.	1,551,700	2,777,145
Sun Hung Kai Properties Ltd.	183,000	2,534,293
Total Hong Kong common stocks		21,087,122
India—0.26%
Infosys Ltd., ADR[1]	36,400	2,001,636
Indonesia—0.22%
PT Perusahaan Gas Negara	4,615,000	1,732,550
Ireland—0.05%
Paddy Power PLC	7,608	421,751
Israel—1.46%
Check Point Software Technologies Ltd.*	48,100	2,707,549
Teva Pharmaceutical Industries Ltd., ADR	192,059	8,667,623
Total Israel common stocks		11,375,172
Italy—1.77%
ENI SpA	304,685	6,735,379
Intesa Sanpaolo SpA EURO 52	1,729,041	3,302,040
Snam Rete Gas SpA	623,674	2,811,235
Telecom Italia SpA	171,930	174,854
UniCredit SpA	149,957	743,413
Total Italy common stocks		13,766,921
Japan—20.20%
Amada Co. Ltd.	111,000	767,476
Asahi Group Holdings Ltd.	38,200	844,490
Astellas Pharma, Inc.	253,000	10,389,530
Benesse Corp.	17,200	801,102
Bridgestone Corp.	87,300	1,990,651
Canon, Inc.	241,600	10,428,549
Capcom Co. Ltd.	20,800	461,191
Daikin Industries Ltd.	84,500	2,450,079
Daito Trust Construction Co. Ltd.	7,900	744,188
Daiwa House Industry Co. Ltd.	56,000	707,531
East Japan Railway Co.	32,800	2,123,695
Electric Power Development Co. Ltd.[1]	17,700	470,018
FANUC Corp.	14,300	2,403,346
FUJIFILM Holdings Corp.	48,600	1,152,194
Fujitsu Ltd.	401,900	2,146,068
Hisamitsu Pharmaceutical Co., Inc.	11,400	494,319
Hitachi Ltd.	91,000	508,607
Hokuhoku Financial Group, Inc.	182,000	362,949
Honda Motor Co. Ltd.	85,000	2,973,104

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Hoya Corp.	112,400	$2,383,081
Inpex Corp.	397	2,708,475
Japan Tobacco, Inc.	778	3,827,735
JFE Holdings, Inc.	22,300	397,901
JSR Corp.	40,600	829,898
JX Holdings, Inc.	476,600	2,876,358
Kao Corp.	200,400	5,274,238
KDDI Corp.	438	2,775,571
Lawson, Inc.	44,900	2,727,460
Marubeni Corp.	120,000	828,129
Minebea Co. Ltd.	95,000	423,773
Mitsubishi Electric Corp.	331,900	2,978,478
Mitsubishi Estate Co. Ltd.	138,000	2,203,437
Mitsubishi Heavy Industries Ltd.	193,000	883,718
Mitsubishi UFJ Financial Group, Inc. (MUFG)	1,336,000	6,117,345
Mitsui & Co. Ltd.	324,000	5,500,604
Mitsui Fudosan Co. Ltd.	181,700	2,987,013
Nintendo Co. Ltd.	17,300	2,346,917
Nippon Express Co. Ltd.	300	1,200
Nippon Sheet Glass Co. Ltd.[1]	1,154,300	2,332,225
Nippon Telegraph & Telephone Corp. (NTT)	58,900	2,944,227
Nissan Motor Co. Ltd.	307,000	2,895,998
Nitto Denko Corp.	12,400	439,906
NTT DoCoMo, Inc.	2,401	4,265,224
ORIX Corp.[1]	24,450	2,287,175
Osaka Gas Co. Ltd.	497,000	1,995,303
Otsuka Corp.	5,700	408,318
Otsuka Holdings Co. Ltd.	17,800	503,967
Sapporo Hokuyo Holdings, Inc.	165,100	593,511
Seiko Epson Corp.	29,300	373,650
Sekisui House Ltd.[1]	279,200	2,622,766
Seven & I Holdings Co. Ltd.	251,300	7,075,437
Shin-Etsu Chemical Co. Ltd.	34,900	1,813,225
Softbank Corp.	23,500	654,559
Sony Corp.	152,000	2,773,970
Sumitomo Bakelite Co. Ltd.[1]	81,000	471,845
Sumitomo Corp.	127,900	1,837,451
Sumitomo Heavy Industries Ltd.	127,000	813,120
Sumitomo Metal Mining Co. Ltd.	38,000	547,914
Sumitomo Mitsui Financial Group, Inc.	103,732	3,300,316
Sumitomo Mitsui Trust Holdings, Inc.	208,000	649,488
Sundrug Co. Ltd.	28,300	838,752
Takashimaya Co. Ltd.	700	5,446
Takeda Pharmaceutical Co. Ltd.[1]	138,700	6,023,314
The Bank of Yokohama Ltd.	577,500	2,674,593
The Dai-ichi Life Insurance Co. Ltd.	1,319	1,384,414
The Nishi-Nippon City Bank Ltd.	177,000	517,856
Tokio Marine Holdings, Inc.	209,800	5,254,634
Tokyo Gas Co. Ltd.	193,000	891,315
Toshiba Corp.	213,000	902,637
Toyota Motor Corp.	139,207	5,132,139
Trend Micro, Inc.1,*	29,100	924,694

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Ube Industries Ltd.	156,000	$448,229
Yamada Denki Co. Ltd.	6,870	438,050
Total Japan common stocks		157,326,086
Jersey—1.80%
Experian PLC	450,557	6,102,347
Petrofac Ltd.	187,179	4,291,622
Shire Ltd.	95,039	3,153,999
Wolseley PLC	12,539	434,104
Total Jersey common stocks		13,982,072
Luxembourg—0.07%
ArcelorMittal	28,404	571,612
Netherlands—5.09%
ASML Holding N.V.	45,890	1,970,967
European Aeronautic Defense and Space Co. N.V.	94,358	3,169,553
Gemalto N.V.[1]	68,298	3,665,504
Heineken N.V.	65,884	3,043,861
ING Groep N.V.*	945,340	8,603,926
Koninklijke Ahold N.V.	471,586	6,248,770
Koninklijke (Royal) KPN N.V.	143,722	1,575,402
Reed Elsevier N.V.	318,141	3,785,248
Unilever N.V.	181,144	6,030,259
X5 Retail Group N.V., GDR3,*	70,400	1,550,208
Total Netherlands common stocks		39,643,698
New Zealand—0.18%
Telecom Corp. of New Zealand Ltd.	830,437	1,436,437
Norway—0.35%
DnB NOR ASA	228,400	2,409,742
Petroleum Geo-Services ASA*	22,397	286,691
Total Norway common stocks		2,696,433
Portugal—0.10%
Jeronimo Martins, SGPS SA*	46,840	782,099
Russia—0.33%
Gazprom OAO, ADR	215,123	2,592,232
Singapore—1.59%
Global Logistic Properties Ltd.*	417,000	650,263
Oversea-Chinese Banking Corp. Ltd.	500,000	3,418,532
Singapore Telecommunications Ltd.	1,731,320	4,264,427
United Overseas Bank Ltd.	296,420	4,086,276
Total Singapore common stocks		12,419,498
South Korea—0.89%
Samsung Electronics Co. Ltd.	2,998	2,954,365
Samsung Electronics Co. Ltd., GDR[3]	8,027	3,953,298
Total South Korea common stocks		6,907,663
Spain—2.45%
Banco Bilbao Vizcaya Argentaria SA1	94,745	827,116
Banco Santander SA	379,281	2,951,904
Distribuidora Internacional de Alimentacion SA*	119,633	552,552

	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Iberdrola SA	862,871	$5,081,309
Industria de Diseno Textil SA (Inditex)	27,761	2,422,061
Telefonica SA	414,564	7,228,463
Total Spain common stocks		19,063,405
Sweden—1.31%
Atlas Copco AB, A Shares*	194,338	4,619,545
Nordea Bank AB	102,214	855,727
Swedbank AB, A Shares	117,334	1,685,194
Tele2 AB, B Shares	27,396	522,749
Telefonaktiebolaget LM Ericsson, B Shares	271,626	2,525,593
Total Sweden common stocks		10,208,808
Switzerland—7.82%
ABB Ltd.*	369,646	7,718,192
Compagnie Financiere Richemont SA, A Shares	100,261	5,674,740
Credit Suisse Group*	53,708	1,393,316
Kuehne & Nagel International AG	3,469	436,028
Nestle SA	227,081	13,013,061
Novartis AG	249,113	13,477,270
Roche Holding AG	24,276	4,108,855
SGS SA	1,277	2,291,802
Swiss Re AG*	45,182	2,450,774
Syngenta AG*	11,408	3,450,285
Zurich Financial Services AG*	28,730	6,897,697
Total Switzerland common stocks		60,912,020
Taiwan—0.78%
HON HAI Precision Industry Co. Ltd., GDR[4]	233,200	1,515,800
HON HAI Precision Industry Co. Ltd., GDR[5]	13,514	87,841
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,875,775
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	182,590	2,570,867
Total Taiwan common stocks		6,050,283
Thailand—0.27%
Bangkok Bank Public Co. Ltd.	393,200	2,116,986
United Kingdom—23.88%
Aegis Group PLC	211,855	526,802
Anglo American PLC	106,408	4,399,866
AstraZeneca PLC	14,762	710,537
Barclays PLC	183,337	614,062
Barratt Developments PLC*	294,229	506,302
BG Group PLC	478,568	10,746,321
BHP Billiton PLC	12,222	408,878
BP PLC	1,134,790	8,419,753
British American Tobacco PLC	138,607	6,371,224
British Sky Broadcasting Group PLC	239,094	2,599,675
BT Group PLC	547,784	1,756,609
Burberry Group PLC	30,711	649,453
Cairn Energy PLC*	337,869	1,500,343

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Centrica PLC	435,200	$2,012,103
Compass Group PLC	514,556	4,775,834
Domino's Pizza UK & IRL PLC	78,736	567,755
Electrocomponents PLC	97,856	332,459
GKN PLC	684,256	2,260,014
GlaxoSmithKline PLC	761,862	16,927,652
HSBC Holdings PLC[1,6]	34,266	287,638
HSBC Holdings PLC[5]	1,358,636	11,340,557
Inchcape PLC	101,409	544,600
Intercontinental Hotels Group PLC	200,632	4,084,736
International Power PLC	141,052	745,493
ITV PLC	903,981	1,066,946
Johnson Matthey PLC	86,683	2,801,566
Lloyds Banking Group PLC*	4,316,478	2,082,745
Pearson PLC	242,182	4,476,527
Persimmon PLC	361,060	2,995,567
Premier Farnell PLC	287,059	935,455
Prudential PLC	709,221	7,828,725
Rio Tinto PLC	128,600	7,710,755
Rolls-Royce Holdings PLC*	81,799	948,052
Royal Dutch Shell PLC, A Shares[5]	76,295	2,693,657
Royal Dutch Shell PLC, A Shares7,*	393,330	13,932,529
Royal Dutch Shell PLC, B Shares[5]	222,928	8,109,532
SABMiller PLC	55,146	2,092,531
Serco Group PLC	337,015	2,697,828
SIG PLC	496,640	779,867
Smith & Nephew PLC	73,155	708,958
Standard Chartered PLC	154,239	3,728,386
Tate & Lyle PLC	281,621	2,937,814
Tesco PLC	1,489,341	7,500,707
The Weir Group PLC	18,976	584,592
Tullow Oil PLC	66,144	1,448,794
Unilever PLC	214,030	6,900,516
Vodafone Group PLC	6,186,517	16,650,810
Whitbread PLC	28,001	725,398
Xstrata PLC	34,796	589,165
Total United Kingdom common stocks		186,016,088
Total common stocks (cost—$785,322,712)		764,237,210

	Number of shares	Value
Preferred stocks—1.09%
Germany—1.09%
Henkel AG & Co. KGaA Vorzug	84,664	$5,221,613
Volkswagen AG	18,636	3,299,402
Total preferred stocks (cost—$8,034,036)		8,521,015
	Face amount
Repurchase agreement—0.69%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $1,537,900 Federal Home Loan Mortgage Corp. obligations, 0.500% due10/03/13, $1,592,496 Federal National Mortgage Association obligations, 0.600% to 4.625% due10/15/13 to 09/08/14 and $2,203,196 US Treasury Notes, 0.750% due 08/15/13; (value—$5,460,077); proceeds: $5,353,001 (cost—$5,353,000)	$5,353,000	5,353,000
	Number of shares
Investment of cash collateral from securities loaned—3.31%
Money market fund—3.31%
UBS Private Money Market Fund LLC[8] (cost—$25,757,150)	25,757,150	25,757,150
Total investments (cost—$824,466,898)— 103.22%		803,868,375
Liabilities in excess of other assets—(3.22)%		(25,067,569)
Net assets—100.00%		$778,800,806

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 139.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$55,118,277
Gross unrealized depreciation	(75,716,800)
Net unrealized depreciation	$(20,598,523)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
Index futures buy contracts:
5	AUD	ASX SPI 200 Index Futures	March 2012	$556,895	$561,398	$4,503
15	EUR	DJ Euro Stoxx 50 Index Futures	March 2012	442,026	475,185	33,159
2	GBP	FTSE 100 Index Futures	March 2012	172,706	178,146	5,440
				$1,171,627	$1,214,729	$43,102

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	EUR	370,515	NOK	2,895,923	03/14/12	$8,092
BB	GBP	1,928,817	USD	2,982,167	04/11/12	(55,536)
BB	HKD	7,784,863	USD	1,000,576	03/14/12	(3,274)
BB	USD	297,527	EUR	226,466	03/14/12	(1,269)
BB	USD	510,566	EUR	387,000	04/11/12	(4,242)
BNP	EUR	7,108,021	USD	9,287,540	03/14/12	(11,014)
BNP	GBP	5,538,595	USD	8,605,523	03/14/12	(119,327)
BNP	USD	837,193	EUR	633,696	03/14/12	(8,206)
BNP	USD	339,923	JPY	26,147,986	03/14/12	3,299
CITI	AUD	261,791	USD	265,337	03/14/12	(11,328)
CITI	DKK	4,337,690	USD	747,224	04/11/12	(16,438)
CITI	EUR	262,088	GBP	216,389	03/14/12	(1,984)
CITI	GBP	221,296	EUR	266,052	03/14/12	(560)
CITI	USD	423,841	EUR	327,040	03/14/12	3,986
CITI	USD	402,688	GBP	259,297	03/14/12	5,778
CITI	USD	965,067	NOK	5,792,568	04/11/12	19,545
CITI	USD	1,202,496	SEK	8,313,148	04/11/12	15,802
CSI	CHF	906,276	USD	965,977	03/14/12	(19,175)
CSI	GBP	474,061	HKD	5,726,593	03/14/12	(8,341)
CSI	JPY	31,165,197	AUD	386,253	03/14/12	(879)
CSI	USD	225,824	CHF	213,940	04/11/12	6,857
CSI	USD	1,013,189	EUR	797,025	03/14/12	29,462
HSBC	CHF	506,542	USD	536,645	03/14/12	(13,983)
HSBC	JPY	104,556,923	USD	1,362,353	04/11/12	(10,598)
HSBC	USD	897,944	EUR	688,000	03/14/12	2,082
HSBC	USD	1,958,603	HKD	15,207,845	04/11/12	2,559
HSBC	USD	745,704	SGD	960,000	04/11/12	17,600
MSCI	USD	1,221,796	EUR	955,167	04/11/12	27,880
RBC	NOK	1,655,105	USD	276,313	03/14/12	(5,332)
RBC	NZD	677,713	USD	513,126	03/14/12	(44,884)
RBC	USD	331,511	EUR	254,390	03/14/12	1,276
RBC	USD	394,701	JPY	30,636,407	03/14/12	7,436
RBC	USD	1,991,241	SEK	13,855,367	03/14/12	41,683
RBC	USD	2,727,355	SGD	3,549,301	03/14/12	94,372
RBS	EUR	502,481	JPY	50,094,090	04/11/12	380
RBS	EUR	137,565	USD	181,158	04/11/12	1,178
SSC	AUD	10,500,000	USD	11,073,825	04/27/12	28,995

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
TDB	GBP	460,597	USD	704,598	04/11/12	$(20,798)
TDB	HKD	11,666,109	USD	1,501,196	03/14/12	(3,136)
WBC	AUD	329,022	JPY	25,878,469	03/14/12	(8,033)
WBC	CAD	344,616	NOK	2,022,403	03/14/12	788
WBC	CAD	1,167,942	USD	1,131,247	03/14/12	(32,433)
WBC	GBP	272,636	NOK	2,499,701	03/14/12	(4,112)
WBC	HKD	4,308,791	USD	555,146	03/14/12	(468)
WBC	JPY	74,210,320	USD	957,737	03/14/12	(16,357)
WBC	USD	11,951,338	AUD	12,055,862	03/14/12	789,528
WBC	USD	479,775	AUD	468,377	04/11/12	13,729
WBC	USD	5,764,579	CHF	5,387,633	03/14/12	91,959
WBC	USD	855,768	EUR	659,668	03/14/12	7,195
WBC	USD	648,622	NOK	3,789,738	03/14/12	(3,733)
						$796,021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$764,236,982	$228	$—	$764,237,210
Preferred stocks	8,521,015	—	—	8,521,015
Repurchase agreement	—	5,353,000	—	5,353,000
Investment of cash collateral from securities loaned	—	25,757,150	—	25,757,150
Futures contracts, net	43,102	—	—	43,102
Forward foreign currency contracts, net	—	796,021	—	796,021
Total	$772,801,099	$31,906,399	$—	$804,707,498

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  Illiquid securities representing 0.00% of net assets as of January 31, 2012.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.71% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the London Exchange.

6  Security is traded on the Hong Kong Exchange.

7  Security is traded on the Netherlands Exchange.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$24,172,469	$208,926,379	$207,341,698	$25,757,150	$3,218

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 8.47% before the deduction of the maximum PACE Select program fee. (Class P shares declined 9.38% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") declined 9.47%, and the Lipper Emerging Markets Funds category posted a median decline of 10.73%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 144. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection in China, Brazil and Korea were the primary drivers of our outperformance. In China, telecommunications company China Mobile Ltd., gas distributor China Gas Holdings Ltd., and brewer Beijing Enterprises Holdings Ltd. all contributed to relative results, as these defensive stocks held up well in a volatile period. Brazilian credit card transaction processors Cielo SA and Redecard SA both contributed substantially to returns as they performed well, as did defensive electric utility CPFL Energia SA and brewer Companhia de Bebidas das Americas (AmBev). Korean tobacco producer KT&G Corp. also performed well, as did Samsung Electronics Co. Ltd. However, stock selection in Mexico modestly detracted from results, with shares of microfinance company Compartamos declining on strong, but below consensus, earnings figures. In Taiwan, weakness in handset manufacturer HTC Corp. was roughly offset by strength in semiconductor companies Taiwan Semiconductor and MediaTek, Inc. Elsewhere, Philippine Long Distance Telephone Co., the leading Philippine telecommunications company, boosted our returns, as the company demonstrated its defensive strength, posting a double-digit gain in a weak market. We eliminated KT&G and MediaTek during the reporting period, as they no longer offered sufficient upside to merit a place in our portion of the Portfolio.

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware"),

Pzena Investment Management, LLC ("Pzena") and

William Blair & Company L.L.C.
("William Blair")

Portfolio Managers:

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

William Blair: Todd M. McClone and Jeffrey A. Urbina

Objective:

Capital appreciation.

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Overall, our country positioning modestly contributed to results. In particular, an overweight in Brazil and underweights in Taiwan, Russia and Korea were rewarded. In contrast, an overweight in China was somewhat detrimental, as was our underweight in South Africa. From a sector perspective, an overweight in the defensive utilities sector and our underweight in materials aided relative returns. Conversely, an overweight in industrials slightly detracted from relative performance.

Our currency positioning was positive for results, despite an environment which saw many emerging market currencies performing very poorly versus the US dollar. The appreciation of the Chinese yuan and Peruvian sol, to which we were overweight versus the benchmark, aided returns relative to the benchmark, as did our underweight in South Africa's sharply depreciating rand. In contrast, an overweight in the weak Brazilian real was a minor detractor. Underweights to both the Taiwanese dollar and Malaysian ringgit were also slight negatives during the reporting period.

Derivatives were not used during the reporting period.

Delaware

Our portion of the Portfolio underperformed the benchmark during the reporting period.

Within consumer staples, Avon Products, Inc.'s shares declined after reporting two quarters of weak earnings, and it was the focus of a US Securities and Exchange Commission investigation. However, the company's share price rallied toward the end of the period on news that the current Chief Executive Officer would be replaced. Despite the problems plaguing the company, we believe in its strong franchise and growth potential, particularly in emerging markets in Asia and Latin America.

Also, in the materials sector, soft pricing trends and concerns about slowing global growth negatively impacted the performance of fertilizer and agricultural chemical producer Israel Chemicals Ltd. We still have high conviction in the long-term fundamentals of the industry. We will continue to hold what we consider to be this global low-cost producer, as it trades at attractive valuations relative to its sector peers in both emerging and developed markets. Elsewhere, our underweight in the consumer discretionary sector also detracted from relative performance.

Investment process (continued)

purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Though not enough to offset our slight underperformance, our overweight in the information technology sector contributed positively to performance during the period. In particular, shares of Yahoo!, Inc., the US based Internet company, rose sharply due to the increased likelihood of the company selling its Asian Internet assets. Information technology holdings HON HAI Precision Industry Co. Ltd. and United Microelectronics Corp. also contributed to performance. However, our holding in Chinese internet company SINA Corp. detracted from results in the sector. Its share price was caught in the downdraft that hit the entire sector, brought on by signs that the Chinese government will likely seek to implement tighter control over the Internet, and particularly social media websites.

Telecommunication services was also a positive performer during the period. Shares of Vodacom Group Ltd., South Africa's leading mobile telephony provider, rose given continued subscriber growth and the increasing contribution of data revenue. China Mobile Ltd. also contributed to results, due to its stable operating performance and inexpensive valuation.

Our portion of the Portfolio's positioning remains largely unchanged. Our largest sector overweights continue to be in the more traditionally defensive consumer staples and telecommunication services sectors. Conversely, we remain underweight in financials and the consumer discretionary sectors.

Derivatives were not a part of our investment strategy during the reporting period.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection in the information technology and materials sectors was a key driver of our outperformance. In contrast, our holdings in the consumer staples and financials sectors detracted from results. From a sector positioning perspective, our overweight in information technology and an underweight in materials were beneficial for relative performance. In terms of individual holdings, Samsung Electronics Co. Ltd., a Korean technology company, was the largest contributor as its share price hit multi-year highs. This was due, in part, to a sharp increase in handset shipments. The company also completed various organizational moves meant to consolidate its core businesses. These included the merger of Samsung Electronics with Samsung LED, and the company's purchase of Sony's entire stake in their liquid crystal display (LCD) joint venture. Late in the period, the company forecast global handset sales to increase again in 2012, driven by smartphones.

The largest detractor in our portion of the Portfolio was Chinese consumer staples company, Chaoda Modern Agriculture Holdings Ltd. It performed poorly as the company was charged with insider trading and fraud—the former of which culminated in Chaoda's shares being suspended from the Hong Kong exchange. The company's lack of transparency had always led us to be cautious of the position and, as such, we had a limited position despite the stock's very attractive valuation. We continue to see opportunity in selected cyclical companies and,

Investment process (concluded)

is meaningful downside protection in case the earnings recovery does not materialize.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

therefore, recently added to our industrial and information technology exposures. In addition, the relative underperformance of India during the reporting period allowed us to slightly raise our weight in that country.

Derivatives were not used during the reporting period.

William Blair

Our portion of the Portfolio outperformed the benchmark during the reporting period. This was largely due to strong stock selection in the materials, utilities and energy sectors. In addition, a continued focus on consumer-oriented stocks was beneficial. Our portion of the Portfolio was bolstered by strong fundamental results and a higher weighting of auto-related companies, coupled with positive performance in specialty retail. An overweight position in consumer staples and an underweight in materials also aided returns in comparison to the benchmark. Stock selection was also strong within Europe, the Middle East and Africa (EMEA) and Latin America. Ecopetrol SA, a vertically integrated crude oil and natural gas company based in Latin America, was a positive contributor due to strong earnings growth. Despite the focus on geopolitical concerns within the developed markets, emerging markets were no safe haven during most of the reporting period. Dragging emerging markets equities lower were inflationary pressures that triggered monetary policy tightening across most emerging market countries. Furthermore, during the first few months of the period there were concerns about Chinese overinvestment and infrastructure overbuilding.

Poor stock selection in the information technology and telecommunication services sectors detracted from performance. Within information technology, HTC Corp., a maker of handheld smartphones and other devices, faced increased market competition, as its leading edge in the high-end model arena has been challenged by Samsung Electronics Co. Ltd. From a regional perspective, our performance was hindered by stock selection in emerging Asia. In addition, our exposure to financials, especially banks, was a drag on our results. For example, Turkiye Garanti Bankasi AS, the leading Turkish bank, hampered results due to concerns about increasing inflation and higher funding costs.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(8.52)%	(7.45)%	2.72%	11.51%
Class B2	(8.89)	(8.11)	1.87	10.92[6]
Class C3	(8.81)	(8.02)	1.97	10.64
Class Y4	(8.42)	(7.16)	3.06	11.89
Class P5	(8.47)	(7.35)	2.76	11.60
After deducting maximum sales charge or PACE Select program fee
Class A1	(13.54)	(12.52)	1.57	10.88
Class B2	(13.38)	(12.65)	1.63	10.92[6]
Class C3	(9.71)	(8.93)	1.97	10.64
Class P5	(9.38)	(9.18)	0.72	9.39
MSCI Emerging Markets Index[7]	(9.47)	(6.35)	5.16	15.05
Lipper Emerging Markets Funds median	(10.73)	(9.01)	2.59	13.69

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (22.51)%; 5-year period, (0.45)%; 10-year period, 10.11%; Class B—1-year period, (22.71)%; 5-year period, (0.39)%; 10-year period, 10.15%; Class C—1-year period, (19.36)%; 5-year period, (0.06)%; 10-year period, 9.86%; Class Y—1-year period, (17.82)%; 5-year period, 1.01%; 10-year period, 11.10%; Class P—1-year period, (19.57)%; 5-year period, (1.28)%; 10-year period, 8.62%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.84% and 1.84%; Class B—2.64% and 2.64%; Class C—2.58% and 2.58%; Class Y—1.61% and 1.61%; and Class P—1.79% and 1.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class B—2.90%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees. On March 1, 2012, the Class B shares of the Portfolio were converted into Class A shares of the same Portfolio and Class B shares were terminated effective immediately after such conversion.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$267.2
Number of holdings	238
Portfolio composition[1]	01/31/12
Common stocks, preferred stocks and warrants	73.1%
ADRs, ADSs, GDRs, NVDRs and SDRs	26.0
Cash equivalents and other assets less liabilities	0.9
Total	100.0%
Regional allocation (equity investments)[1]	01/31/12
Asia	51.4%
The Americas	26.8
Europe and European territories	8.4
Africa	6.5
Russia	5.5
Total	98.6%
Top five countries (equity investments)[1]	01/31/12
Brazil	16.1%
South Korea	11.8
India	8.3
Taiwan	6.9
South Africa	6.5
Total	49.6%
Top five sectors[1]	01/31/12
Financials	20.6%
Information technology	14.3
Energy	13.7
Consumer staples	11.8
Consumer discretionary	8.9
Total	69.3%

Top ten equity holdings[1]	01/31/12
Samsung Electronics Co. Ltd.	3.1%
Petroleo Brasileiro SA, ADR	2.0
Sasol Ltd.	1.7
Gazprom, ADR	1.5
China Construction Bank Corp., Class H	1.3
HON HAI Precision Industry Co. Ltd.	1.3
Sberbank	1.2
LUKOIL, ADR	1.1
Grupo Mexico SAB de C.V., Series B	1.1
PT Astra International Tbk	1.1
Total	15.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 203.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2012

Common stocks
Aerospace & defense	0.24%
Airlines	0.14
Auto components	0.33
Automobiles	3.91
Beverages	1.28
Building products	0.32
Chemicals	1.55
Commercial banks	14.99
Communications equipment	1.05
Computers & peripherals	1.09
Construction & engineering	1.76
Construction materials	0.68
Consumer finance	0.26
Diversified financial services	0.70
Diversified telecommunication services	2.12
Electric utilities	1.46
Electronic equipment, instruments & components	2.19
Food & staples retailing	2.76
Food products	2.98
Gas utilities	1.14
Health care providers & services	0.30
Hotels, restaurants & leisure	0.86
Household durables	0.73
Household products	0.67
Independent power producers & energy traders	1.30
Industrial conglomerates	0.84
Insurance	1.18
Internet & catalog retail	0.08
Internet software & services	1.50
IT services	2.36
Machinery	0.63
Marine	0.50
Media	1.11
Metals & mining	4.51
Multiline retail	0.28
Oil, gas & consumable fuels	11.77

Paper & forest products	0.26%
Personal products	1.73
Pharmaceuticals	0.39
Real estate management & development	1.17
Road & rail	0.14
Semiconductors & semiconductor equipment	5.81
Specialty retail	0.96
Textiles, apparel & luxury goods	0.62
Thrifts & mortgage finance	0.72
Tobacco	1.36
Transportation infrastructure	2.08
Water utilities	0.40
Wireless telecommunication services	6.16
Total common stocks	91.37%
Preferred stocks
Automobiles	0.14
Beverages	1.02
Commercial banks	1.58
Food & staples retailing	0.19
Independent power producers & energy traders	0.23
Metals & mining	1.29
Oil, gas & consumable fuels	1.96
Semiconductors & semiconductor equipment	0.27
Total preferred stocks	6.68%
Warrants
Commercial banks	0.75
IT services	0.29
Total warrants	1.04%
Repurchase agreement	0.51
Investment of cash collateral from securities loaned	1.61
Liabilities in excess of other assets	(1.21)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—91.37%
Bermuda—2.37%
Bunge Ltd.	12,500	$715,875
China Gas Holdings Ltd.	1,286,000	598,618
Credicorp Ltd.	24,558	2,791,262
Huabao International Holdings Ltd.[1]	1,022,000	694,485
Pacific Basin Shipping Ltd.	2,095,000	996,809
Texwinca Holdings Ltd.	484,000	531,100
Total Bermuda common stocks		6,328,149
Brazil—9.81%
All America Latina Logistica (ALL)	65,700	377,910
B2W Companhia Global do Varejo (B2W Varejo)	36,612	218,348
Banco do Brasil SA	40,900	636,488
Banco Santander Brasil SA	102,200	947,596
Banco Santander Brasil SA, ADS	87,300	796,176
BR Malls Participacoes SA	95,750	1,045,074
Braskem SA, ADR	27,800	500,956
BRF—Brasil Foods SA, ADR	39,500	791,185
Centrais Eletricas Brasileiras SA, ADR	55,600	567,676
Cielo SA	33,856	1,008,588
Companhia de Concessoes Rodoviarias (CCR)	316,400	2,202,051
Companhia de Saneamento de Minas Gerais—Copasa MG	37,700	834,829
Companhia Siderurgica Nacional SA (CSN), ADR	73,300	752,791
CPFL Energia SA	75,300	1,111,916
CPFL Energia SA, ADR[1]	24,893	738,077
Cyrela Brazil Realty SA	45,600	422,280
Diagnosticos da America SA	40,400	388,462
Embraer SA, ADR	23,510	644,644
Fibria Celulose SA, ADR	85,700	684,743
Gerdau SA	64,300	507,864
Gerdau SA, ADR	46,700	443,650
Gol Linhas Aereas Inteligentes SA, ADR	56,100	387,090
Hypermarcas SA	73,700	447,970
Magazine Luiza SA*	13,800	79,142
Petroleo Brasileiro SA—Petrobras, ADR	97,300	2,972,515
Redecard SA	114,700	2,067,909
Santos Brasil Participacoes SA	38,500	594,291
Telefonica Brasil SA, ADR	31,310	871,670
Tractebel Energia SA	55,050	955,939
Vale SA, ADR	87,100	2,203,630
Total Brazil common stocks		26,201,460
Canada—0.33%
Methanex Corp.	32,600	887,583
Cayman Islands—3.94%
Baidu, Inc., ADR*	10,524	1,342,021
Belle International Holdings Ltd.	1,135,976	1,845,615
Chaoda Modern Agriculture Holdings Ltd.[2,3]	1,038,000	1,338
China Dongxiang Group Co.	4,168,000	693,296
China Mengniu Dairy Co. Ltd.	146,000	390,636
Evergrande Real Estate Group Ltd.	1,005,100	476,934
Hengan International Group Co. Ltd.	104,500	934,467
Kingboard Laminates Holdings Ltd.	1,156,875	619,065

	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
MStar Semiconductor, Inc.	34,127	$216,844
SINA Corp.*	10,000	702,700
Stella International Holdings Ltd.	194,000	445,270
Tingyi (Cayman Islands) Holding Corp.	278,000	811,922
Want Want China Holdings Ltd.[1]	1,800,000	1,668,794
Xinao Gas Holdings Ltd.	124,000	376,543
Total Cayman Islands common stocks		10,525,445
Chile—1.95%
Banco Santander Chile, ADR	26,278	2,141,657
Enersis SA, ADR	81,800	1,497,758
Inversiones Aguas Metropolitanas SA (IAM), ADR[4]	7,300	228,088
S.A.C.I. Falabella	78,200	672,399
Sociedad Quimica y Minera de Chile SA, ADR	11,400	669,636
Total Chile common stocks		5,209,538
China—6.33%
Bank of China Ltd., Class H	1,266,000	543,600
China Bluechemical Ltd., Class H	1,072,000	814,163
China Construction Bank Corp., Class H	4,436,100	3,552,175
China Petroleum and Chemical Corp. (Sinopec), ADR	2,900	348,435
China Shenhua Energy Co. Ltd., Class H	405,000	1,780,782
China Shipping Development Co. Ltd., Class H	486,000	337,774
China Telecom Corp. Ltd., Class H	1,468,000	825,304
Dongfeng Motor Group Co. Ltd., Class H	510,000	953,542
Huadian Power International Co., Class H*	3,496,775	807,090
Industrial & Commercial Bank of China Ltd., Class H	4,239,376	2,968,268
Jiangsu Expressway Co. Ltd., Class H	1,012,000	1,008,699
PetroChina Co. Ltd., ADR	6,000	873,000
Ping An Insurance (Group) Co. of China Ltd., Class H	170,000	1,345,918
Tsingtao Brewery Co. Ltd., Class H	142,000	767,192
Total China common stocks		16,925,942
Colombia—0.53%
Bancolombia SA, ADR	6,300	390,663
Ecopetrol SA	404,933	1,028,998
Total Colombia common stocks		1,419,661
Guernsey—0.11%
Etalon Group Ltd., GDR4,*	58,700	283,521
Hong Kong—5.94%
Beijing Enterprises Holdings Ltd.	160,000	928,397
China Merchants Holdings International Co. Ltd.	412,000	1,370,624
China Mobile Ltd.	274,500	2,806,835
China Mobile Ltd., ADR	44,900	2,293,492
China Power International Development Ltd.	2,685,000	682,043

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
China Resources Power Holdings Co. Ltd.	530,000	$1,034,673
China Unicom (Hong Kong) Ltd.	274,000	504,522
CNOOC Ltd.	1,326,000	2,725,419
CNOOC Ltd., ADR	3,900	793,260
Lenovo Group Ltd.	1,942,000	1,555,042
Sun Art Retail Group Ltd.*	967,000	1,177,064
Total Hong Kong common stocks		15,871,371
Hungary—0.72%
Magyar Telekom Telecommunications PLC	320,425	761,993
OTP Bank PLC	65,348	1,165,662
Total Hungary common stocks		1,927,655
India—7.65%
Axis Bank Ltd.	77,653	1,688,358
Bajaj Auto Ltd.	14,594	472,634
GAIL India Ltd.	50,974	384,844
HCL Technologies Ltd.	113,027	1,000,430
HDFC Bank Ltd., ADR	31,590	980,238
Housing Development Finance Corp.	136,325	1,924,045
ICICI Bank Ltd., ADR	8,400	304,164
Infosys Technologies Ltd., ADR[1]	22,512	1,237,935
ITC Ltd.	408,619	1,685,466
Larsen & Toubro Ltd.	88,651	2,350,161
Larsen & Toubro Ltd., GDR	17,175	456,511
Nestle India Ltd.	4,080	349,537
Reliance Industries Ltd., GDR[4]	33,835	1,119,938
Rural Electrification Corp. Ltd.	348,123	1,341,236
Sun Pharmaceutical Industries Ltd.	95,063	1,054,547
Tata Consultancy Services Ltd.	42,967	984,039
Tata Motors Ltd.	480,569	2,369,071
Tata Motors Ltd., ADR[1]	31,264	752,837
Total India common stocks		20,455,991
Indonesia—3.21%
PT Astra International Tbk	340,000	2,983,982
PT Bank Rakyat Indonesia (Persero) Tbk	1,703,500	1,297,995
PT Perusahaan Gas Negara	4,465,000	1,676,238
PT Tambang Batubara Bukit Asam Tbk	478,500	1,072,500
PT United Tractors Tbk	254,393	802,229
Unilever Indonesia Tbk PT	348,500	759,800
Total Indonesia common stocks		8,592,744
Israel—0.22%
Israel Chemicals Ltd.	55,309	579,438
Kazakhstan—0.23%
KazMunaiGas Exploration Production, GDR[5]	12,649	199,854
KazMunaiGas Exploration Production, GDR[6]	26,604	420,343
Total Kazakhstan common stocks		620,197
Luxembourg—0.39%
Oriflame Cosmetics SA, SDR	32,825	1,044,223

	Number of shares	Value
Common stocks—(continued)
Malaysia—1.84%
CIMB Group Holdings Berhad	494,400	$1,123,045
Genting Malaysia Berhad	630,700	837,616
Hong Leong Bank Berhad	100,320	374,633
KLCC Property Holdings Berhad	529,000	570,388
Malayan Banking Berhad	107,818	290,634
Maxis Berhad	515,400	967,434
UEM Land Holdings Berhad*	988,600	753,962
Total Malaysia common stocks		4,917,712
Mexico—5.60%
America Movil SA de C.V., ADR, Series L	101,721	2,360,944
Cemex SAB de C.V., ADR*	165,452	1,126,728
Compartamos SAB de C.V.[1]	595,400	696,166
Empresas ICA SAB de C.V., ADR*	54,000	351,000
Fomento Economico Mexicano SAB de C.V., ADR	10,600	747,512
Grupo Aeroportuario del Pacifico SA de C.V., ADR	10,100	378,447
Grupo Financiero Banorte SAB de C.V., Series O1	311,050	1,240,945
Grupo Mexico SAB de C.V., Series B	939,250	2,989,810
Grupo Televisa SA, ADR	76,700	1,512,524
Industrias CH SA, Series B*	224,800	838,552
Kimberly-Clark de Mexico SA de C.V., Series A	70,900	402,529
Wal-Mart de Mexico SAB de C.V., Series V	751,400	2,320,364
Total Mexico common stocks		14,965,521
Peru—0.23%
Cia de Minas Buenaventura SA, ADR	14,100	604,890
Philippines—0.55%
Philippine Long Distance Telephone Co., ADR	23,200	1,473,664
Poland—0.54%
Cyfrowy Polsat SA*	178,564	729,352
Jastrzebska Spolka Weglowa SA*	11,600	381,059
Polski Koncern Naftowy Orlen SA*	29,826	339,411
Total Poland common stocks		1,449,822
Russia—5.98%
Gazprom, ADR	336,206	4,051,282
Industries Qatar QSC	36,668	1,315,146
LUKOIL, ADR	51,664	3,014,078
Magnit OJSC*	855	93,142
Magnit OJSC, GDR[4]	33,803	736,946
Mining and Metallurgical Co. Norilsk Nickel, ADR[6]	24,000	461,040
Mining and Metallurgical Co. Norilsk Nickel, ADR[5]	18,070	347,125
Mobile TeleSystems, ADR	10,700	179,332
Rosneft Oil Co., GDR	221,325	1,631,165
Sberbank	1,109,876	3,318,529

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Russia—(concluded)
VTB Bank OJSC, GDR[7]	85,628	$400,568
VTB Bank OJSC, GDR[8]	90,300	422,424
Total Russia common stocks		15,970,777
South Africa—6.49%
ABSA Group Ltd.	29,711	563,176
Anglo Platinum Ltd.	9,652	683,690
ArcelorMittal South Africa Ltd.	62,787	547,422
Aveng Ltd.	85,150	378,548
Clicks Group Ltd.	94,230	478,313
Impala Platinum Holdings Ltd.	19,533	428,791
Life Healthcare Group Holdings Pte. Ltd.	149,643	405,625
MTN Group Ltd.	133,505	2,273,704
Naspers Ltd., N Shares	14,327	717,678
Sasol Ltd.	88,676	4,523,881
Sasol Ltd., ADR	16,300	836,842
Shoprite Holdings Ltd.	72,977	1,213,189
Standard Bank Group Ltd.	80,520	1,103,237
Tiger Brands Ltd.	34,748	1,119,643
Truworths International Ltd.	71,650	716,491
Vodacom Group Ltd.	110,713	1,363,900
Total South Africa common stocks		17,354,130
South Korea—11.43%
Dongbu Insurance Co. Ltd.	8,860	378,582
Grand Korea Leisure Co. Ltd.	41,790	740,304
Hana Financial Group, Inc.	30,360	1,037,810
Hyundai Mipo Dockyard Co. Ltd.	7,846	880,043
Hyundai Mobis*	3,618	892,140
Hyundai Motor Co.	9,713	1,910,867
Industrial Bank of Korea (IBK)*	74,050	833,874
Kangwon Land, Inc.*	30,250	709,563
KB Financial Group, Inc.	32,168	1,219,884
KB Financial Group, Inc., ADR*	31,600	1,197,640
KCC Corp.	3,173	855,850
KT Corp., ADR*	48,700	725,143
KT&G Corp.	27,919	1,953,473
LG Display Co. Ltd., ADR*	35,000	451,150
LG Electronics, Inc.	11,375	837,417
LG Household & Health Care Ltd.	1,500	638,269
Lotte Chilsung Beverage Co. Ltd.*	1,682	1,909,067
Lotte Confectionery Co. Ltd.*	665	1,006,365
Samsung Electronics Co. Ltd.	8,485	8,361,504
Samsung Engineering Co. Ltd.	6,118	1,168,212
Samsung Life Insurance Co. Ltd.[4]	14,998	1,118,825
SK Telecom Co. Ltd.	22	2,791
SK Telecom Co. Ltd., ADR	122,675	1,718,677
Total South Korea common stocks		30,547,450
Taiwan—6.89%
Advanced Semiconductor Engineering, Inc.	383,524	403,130
Advanced Semiconductor Engineering, Inc., ADR	92,161	485,688
Cathay Financial Holding Co. Ltd.	267,240	304,837

	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Chunghwa Telecom Co. Ltd.	86,817	$282,274
Chunghwa Telecom Co. Ltd., ADR	52,534	1,702,627
Compal Electronics, Inc.	546,000	612,664
Fubon Financial Holding Co. Ltd.	469,325	523,455
HON HAI Precision Industry Co. Ltd.	1,083,900	3,491,193
HON HAI Precision Industry Co. Ltd., GDR	196,911	1,279,922
HTC Corp.	171,300	2,810,854
MediaTek, Inc.	43,000	410,562
Quanta Computer, Inc.	193,000	412,255
Taiwan Semiconductor Manufacturing Co. Ltd.	943,156	2,502,332
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,925	1,913,824
United Microelectronics Corp.	1,808,000	947,157
Wistron Corp.	218,388	327,720
Total Taiwan common stocks		18,410,494
Thailand—3.36%
Advanced Information Services Public Co. Ltd.	132,300	620,323
Bangkok Bank Public Co. Ltd.	212,800	1,145,714
Bangkok Bank Public Co. Ltd. NVDR	64,300	319,161
CP ALL Public Co. Ltd.[2]	723,200	1,368,058
Kasikornbank Public Co. Ltd., NVDR	330,800	1,379,893
Kasikornbank Public Co. Ltd., PLC	210,900	903,614
PTT Public Co. Ltd.[2]	232,300	2,553,986
Siam Cement Public Co. Ltd., NVDR	60,700	679,133
Total Thailand common stocks		8,969,882
Turkey—2.34%
Asya Katilim Bankasi A.S.*	394,225	374,956
Ford Otomotiv Sanayi A.S.	69,690	623,615
Tofas Turk Otomobil Fabrikasi A.S.	92,531	392,652
Tupras-Turkiye Petrol Rafinerileri A.S.	51,030	1,163,134
Turkcell Iletisim Hizmetleri A.S. (Turkcell), ADR*	30,700	395,723
Turkiye Garanti Bankasi A.S.	470,154	1,698,730
Turkiye Is Bankasi (Isbank), Class C	214,962	448,833
Turkiye Sise ve Cam Fabrikalari A.S.	338,626	695,605
Turkiye Vakiflar Bankasi T.A.O., Class D	287,703	467,942
Total Turkey common stocks		6,261,190
United Kingdom—0.32%
Anglo American PLC, ADR	41,600	860,704
United States—2.07%
Archer-Daniels-Midland Co.	38,300	1,096,529
Avon Products, Inc.	122,900	2,183,933
MEMC Electronic Materials, Inc.*	61,700	281,969
Yahoo!, Inc.*	126,600	1,958,502
Total United States common stocks		5,520,933
Total common stocks (cost—$251,101,166)		244,180,087

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Preferred stocks—6.68%
Brazil—6.28%
AES Tiete SA	42,100	$602,633
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	12,000	511,320
Companhia de Bebidas das Americas (AmBev), ADR	74,797	2,721,863
Itau Unibanco Holding SA	64,800	1,302,528
Itau Unibanco Holdings SA, ADR	73,700	1,471,052
Itausa-Investimentos Itau SA	223,035	1,460,348
Petroleo Brasileiro SA, ADR	373,300	5,249,531
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	199,400	1,337,551
Vale SA, ADR	87,400	2,115,954
Total Brazil preferred stocks		16,772,780
South Korea—0.40%
Hyundai Motor Co.	6,104	359,171
Samsung Electronics Co. Ltd.	1,231	723,247
Total South Korea preferred stocks		1,082,418
Total preferred stocks (cost—$15,771,136)		17,855,198
	Number of warrants
Warrants*—1.04%
India—0.62%
Bank of Baroda (Citigroup Global Markets Holdings), expires 10/24/12	23,450	355,291
Central Bank of India (Citigroup Global Markets Holdings), expires 10/24/12	91,745	156,700
Corporation Bank (Citigroup Global Markets Holdings), expires 10/24/12	20,425	170,385
HCL Technologies Ltd. (Citigroup Global Markets Holdings), expires 10/24/12	87,275	767,758
Indian Bank (Citigroup Global Markets Holdings), expires 10/24/12	47,725	211,804
Total India warrants		1,661,938
Qatar—0.27%
Industries Qatar (Citigroup Global Markets Holdings), expires 03/25/18	20,100	717,771

	Number of warrants	Value
Warrants*—(concluded)
United Arab Emirates—0.15%
Aldar Properties (Citigroup Global Markets Holdings), expires 07/18/13	1,504,000	$389,536
Total warrants (cost—$3,553,763)		2,769,245
	Face amount
Repurchase agreement—0.51%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $388,138 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $401,917 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $556,047 US Treasury Notes, 0.750% due 08/15/13; (value—$1,378,024); proceeds: $1,351,000 (cost—$1,351,000)	$1,351,000	1,351,000
	Number of shares
Investment of cash collateral from securities loaned—1.61%
Money market fund—1.61%
UBS Private Money Market Fund LLC[9] (cost—$4,312,533)	4,312,533	4,312,533
Total investments (cost—$276,089,598)— 101.21%		270,468,063
Liabilities in excess of other assets—(1.21)%		(3,233,542)
Net assets—100.00%		$267,234,521

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 151.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$23,855,768
Gross unrealized depreciation	(29,477,303)
Net unrealized depreciation	$(5,621,535)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2012 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$239,008,150	$5,170,599	$1,338	$244,180,087
Preferred stocks	17,855,198	—	—	17,855,198
Warrants	2,769,245	—	—	2,769,245
Repurchase agreement	—	1,351,000	—	1,351,000
Investment of cash collateral from securities loaned	—	4,312,533	—	4,312,533
Total	$259,632,593	$10,834,132	$1,338	$270,468,063

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2012:

	Common stock	Total
Beginning balance	$—	$—
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3	1,338	1,338
Transfers out of Level 3	—	—
Ending balance	$1,338	$1,338

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2012 was $0. Transfer into Level 3 represents the value at the end of the period. At January 31, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based on a fair valuation approved by the valuation committee based on unobservable inputs.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid security representing 0.00% of net assets as of January 31, 2012.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.30% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the over-the-counter ("OTC") market.

6  Security is traded on the Turquoise Exchange.

7  Security is traded on the Euroclear/Clearstream Exchange.

8  Security is traded on the Crest Exchange.

9  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$3,466,958	$27,729,438	$26,883,863	$4,312,533	$334

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 5.41% before the deduction of the maximum PACE Select program fee. (The Class P shares declined 6.36% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") declined 5.02%, while the Lipper Global Real Estate Funds category posted a median decline of 5.73%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 154. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion

Our portion of the Portfolio outperformed the benchmark during the reporting period. Asset allocation added value over the six-month period, as we applied some "lessons learned," including a more measured view of macro-economic risks. Asset allocation was particularly effective via an underweight to the underperforming European region, plus favorable geographic allocation to the Asia-Pacific region. In the latter, our underweight to underperforming Hong Kong property companies added to our results versus the benchmark. Furthermore, value was added due to our overweight to the outperforming Australia market, where we emphasized the commercial sectors and were cautious on residential sectors. Our small cash position was also a boost to performance given the negative absolute returns of real estate stocks. A modest overweight to underperforming Japan detracted from comparative performance, as did a small underweight to the outperforming US.

Overall, our holdings in Europe were beneficial, where favorable stock selection was as much about avoiding underperformers as it was about investing in outperformers. Stock selection in the Asia-Pacific region was also rewarded. In particular, our positioning in Hong Kong added value, as we emphasized landlord-oriented business models over those more dependent on residential development activities. However, positive stock selection in the European and Asia-Pacific regions was more than offset by a negative contribution in North America, where our holdings in the US and Canada negatively contributed to results.

Our positioning remains cautious, but is marginally rotating to cyclical markets/property types. Portfolio positioning generally remains one of emphasizing companies that generate the majority of their income via stable, landlord-oriented cash flows in geographies and property types with favorable supply/demand dynamics. Regions and companies with above-average dividend yields, and companies that are likely to increase dividend payouts, remain important considerations in our stock selection process. Companies in geographies and property types that are more likely to benefit from improving economic conditions are increasingly being emphasized as the economic outlook improves. This would include, as an example, the lodging and apartment sectors in the US, as well as some of the

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total return.

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

traditional large development companies based in Asia. We remain underweight property companies in Europe, despite recent positive macro-economic news in the Eurozone. Additionally, we remain inclined to add to more cyclically-oriented companies in the US and Asia-Pacific regions.

Derivatives were not a part of our investment strategy during the reporting period.

Brookfield

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. Three primary concerns drove our top-down, macro investment decisions over the period: a possible European default, a potential US double-dip recession and the risk of a Chinese "hard landing" for its economy. Global real estate securities struggled against these various headwinds.

Our holdings in the Asia-Pacific region were the primary detractors from performance. This was driven by weak stock selection in Hong Kong and Singapore, coupled with an overweight to underperforming Japan. Our overweight exposures to Kerry Properties Ltd. (Hong Kong), Mitsui Fudosan Co. Ltd. (Japan) and CapitaLand Ltd. (Singapore) detracted from results. However, an overweight to Australia was a key contributing component at the country level, led by Westfield Group at the security level. While our European exposure was a negative for absolute results, we benefited on a relative basis by having an underweight to the lagging region.

Our holdings in North America, where we benefited from strong stock selection in both the US and Canada, positively contributed to results. However, an underweight to Canada detracted from results as compared to the benchmark. Beneficiaries of the "risk-off" trade which dominated market movements during the period included high-quality, blue chip companies with strong balance sheets. This included our top two contributors to performance, Public Storage, Inc. and Simon Property Group, Inc., the two largest US real estate investment trusts in the benchmark. Additionally, strong performance from out-of-benchmark holdings Lennar Corp. and Starwood Hotels and Resorts Worldwide, Inc. were positive for our portion of the Portfolio during the reporting period. Following strong performance in the fourth quarter and first weeks of 2012, we sold Starwood Hotels and Resorts from our portion of the Portfolio, as we felt the security was trading closer to fair value and anticipated weaker guidance from management in 2012.

Derivatives were not a part of our investment strategy during the reporting period.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	(5.42)%	(0.47)%	(7.98)%	(6.33)%
Class C3	(5.77)	(1.15)	(8.70)	(7.07)
Class Y4	(5.39)	(0.28)	N/A	15.19
Class P5	(5.41)	(0.46)	(7.77)	(7.08)
After deducting maximum sales charge or PACE Select program fee
Class A2	(10.62)	(5.89)	(9.02)	(7.36)
Class C3	(6.69)	(2.12)	(8.70)	(7.07)
Class P5	(6.36)	(2.43)	(9.60)	(8.93)
FTSE EPRA/NAREIT Developed Index[6]	(5.02)	0.16	(4.75)	(3.79)
Lipper Global Real Estate Funds median	(5.73)	(0.86)	(5.85)	(4.52)

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period,  (11.52)%; 5-year period, (9.09)%; since inception, (8.84)%; Class C—1-year period, (8.08)%; 5-year period, (8.79)%; since inception, (8.56)%; Class Y—1-year period, (6.33)%; since inception, 12.75%; Class P—1-year period, (8.03)%; since inception, (10.41)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—1.68% and 1.45%; Class C—2.45% and 2.20%; Class Y—1.34% and 1.20%; and Class P—1.65% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20% and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$100.8
Number of holdings	132
Portfolio composition[1]	01/31/12
Common stocks	98.7%
Cash equivalents and other assets less liabilities	1.3
Total	100.0%
Top five countries (equity investments)[1]	01/31/12
United States	47.5%
Japan	9.9
Australia	9.7
Hong Kong	8.6
United Kingdom	4.8
Total	80.5%
Top ten equity holdings[1]	01/31/12
Simon Property Group, Inc.	6.0%
Sun Hung Kai Properties Ltd.	4.0
Westfield Group	3.5
Mitsubishi Estate Co. Ltd.	2.8
Mitsui Fudosan Co. Ltd.	2.8
Ventas, Inc.	2.5
AvalonBay Communities, Inc.	2.4
Public Storage, Inc.	2.4
Unibail Rodamco	2.3
Boston Properties, Inc.	2.2
Total	30.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2012

Common stocks
Apartments	8.95%
Building-residential/commercial	0.39
Diversified	17.89
Diversified operations	1.38
Health care	5.52
Hotels & motels	2.38
Manufactured homes	0.35
Office property	10.91
Real estate operations/development	18.09
Regional malls	9.45
Real estate management/service	4.36
Retirement/aged care	1.05
Shopping centers	13.48
Storage	2.38
Storage/warehousing	0.17
Warehouse/industrial	1.97
Total common stocks	98.72
Repurchase agreement	2.01
Investment of cash collateral from securities loaned	6.05
Liabilities in excess of other assets	(6.78)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—98.72%
Australia—9.74%
CFS Retail Property Trust	239,942	$436,869
Dexus Property Group	1,105,639	1,044,683
FKP Property Group	360,783	243,221
Goodman Group	993,231	674,857
GPT Group	128,910	422,889
Investa Office Fund	538,800	363,231
Mirvac Group	252,521	331,090
Stockland	255,539	911,544
Westfield Group	387,205	3,494,148
Westfield Retail Trust	704,625	1,892,605
Total Australia common stocks		9,815,137
Austria—0.11%
Conwert Immobilien Invest SE1	10,389	112,302
Bermuda—2.46%
Great Eagle Holdings Ltd.	44,000	108,365
Hongkong Land Holdings Ltd.	302,640	1,558,596
Kerry Properties Ltd.	210,946	809,207
Total Bermuda common stocks		2,476,168
Brazil—0.12%
Sonae Sierra Brasil SA	8,800	120,325
Canada—3.69%
Allied Properties Real Estate Investment Trust	8,100	207,933
Boardwalk Real Estate Investment Trust	9,970	521,916
Brookfield Office Properties, Inc.[1]	38,200	661,242
Calloway Real Estate Investment Trust	23,300	623,920
Canadian Real Estate Investment Trust	6,500	241,473
Cominar Real Estate Investment Trust[2]	2,500	54,054
Cominar Real Estate Investment Trust[3,4,5]	5,731	123,914
H&R Real Estate Investment Trust	11,200	260,257
Primaris Retail Real Estate Investment Trust	5,600	120,467
RioCan Real Estate Investment Trust[3,4,5]	2,200	57,002
RioCan Real Estate Investment Trust[2]	32,500	842,076
Total Canada common stocks		3,714,254
Cayman Islands—1.21%
Agile Property Holdings Ltd.	158,000	176,228
China Resources Land Ltd.[1]	280,766	495,983
Evergrande Real Estate Group Ltd.[1]	231,031	109,627
Longfor Properties[1]	336,000	441,917
Total Cayman Islands common stocks		1,223,755
Finland—0.14%
Sponda OYJ	33,574	143,607
France—4.09%
Gecina SA1	2,629	251,003
ICADE	5,931	483,016
Klepierre	14,430	433,279
Mercialys SA	11,960	415,199
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,900	192,759
Unibail Rodamco	12,216	2,345,737
Total France common stocks		4,120,993

	Number of shares	Value
Common stocks—(continued)
Germany—0.53%
Alstria Office REIT-AG	10,600	$126,632
GSW Immobilien AG*	13,090	405,629
Total Germany common stocks		532,261
Hong Kong—8.60%
Cheung Kong (Holdings) Ltd.	26,000	350,006
China Overseas Land & Investment Ltd.[1]	353,446	659,011
Hang Lung Properties Ltd.	199,000	683,836
New World Development Co. Ltd.	172,000	188,516
Sino Land Co. Ltd.	335,100	558,262
Sun Hung Kai Properties Ltd.	294,037	4,071,999
The Link REIT	209,300	762,411
Wharf (Holdings) Ltd.	244,280	1,389,082
Total Hong Kong common stocks		8,663,123
Italy—0.12%
Beni Stabili SpA	244,087	120,879
Japan—9.91%
Advance Residence Investment Corp.	63	113,651
Frontier Real Estate Investment Corp.[1]	33	263,671
Japan Real Estate Investment Corp.	73	638,822
Japan Retail Fund Investment Corp.[1]	384	556,704
Kenedix Realty Investment Corp.	48	141,065
Mitsubishi Estate Co. Ltd.	176,240	2,814,013
Mitsui Fudosan Co. Ltd.	169,650	2,788,920
Nippon Accommodations Fund, Inc.	27	177,827
Nippon Building Fund, Inc.[1]	101	906,376
Nomura Real Estate Holdings, Inc.[1]	17,000	263,855
Sumitomo Realty & Development Co. Ltd.	31,328	595,158
Tokyo Tatemono Co. Ltd.*	56,000	204,986
United Urban Investment Corp.[1]	485	528,142
Total Japan common stocks		9,993,190
Netherlands—0.48%
Corio N.V.	7,064	328,623
Eurocommercial Properties N.V.	4,364	151,014
Total Netherlands common stocks		479,637
Norway—0.14%
Norwegian Property ASA	100,614	144,910
Singapore—4.17%
Ascendas Real Estate Investment Trust (A-REIT)[1]	77,000	114,167
CapitaCommercial Trust[1]	457,000	390,567
Capitaland Ltd.	781,011	1,632,992
CapitaMall Trust[1]	594,540	808,255
CapitaMalls Asia Ltd.[1]	457,283	481,695
Global Logistic Properties Ltd.*	374,000	591,692
Keppel Land Ltd.[1]	81,536	184,742
Total Singapore common stocks		4,204,110
Sweden—0.31%
Castellum AB	13,133	166,998
Hufvudstaden AB, Class A	13,780	144,941
Total Sweden common stocks		311,939

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—0.57%
PSP Swiss Property AG*	3,700	$308,903
Swiss Prime Site AG*	3,536	268,513
Total Switzerland common stocks		577,416
United Kingdom—4.81%
British Land Co. PLC	134,437	1,035,079
Capital & Counties Properties PLC	29,828	89,259
Capital Shopping Centres Group PLC	42,857	218,270
Derwent London PLC	26,563	700,284
Great Portland Estates PLC	70,805	402,003
Hammerson PLC	141,020	837,990
Land Securities Group PLC	87,845	933,685
Safestore Holdings PLC	102,441	171,919
Segro PLC	69,304	240,042
Shaftesbury PLC	22,012	173,606
Songbird Estates PLC*	26,571	45,639
Total United Kingdom common stocks		4,847,776
United States—47.52%
AvalonBay Communities, Inc.	17,783	2,418,666
Boston Properties, Inc.	21,742	2,262,255
Brandywine Realty Trust	62,583	665,883
BRE Properties, Inc.	14,300	741,026
Brookdale Senior Living, Inc.*	60,582	1,066,243
Camden Property Trust	10,820	697,890
CommonWealth REIT	14,000	275,380
Corporate Office Properties Trust	40,900	991,007
DDR Corp.[1]	135,300	1,875,258
Digital Realty Trust, Inc.[1]	7,956	563,762
Douglas Emmett, Inc.[1]	36,700	767,397
EastGroup Properties, Inc.	8,700	413,250
Equity Lifestyle Properties, Inc.	5,000	350,700
Equity Residential	23,000	1,369,650
Essex Property Trust, Inc.	10,500	1,512,000
Federal Realty Investment Trust	6,400	604,544
General Growth Properties, Inc.	59,596	940,425
HCP, Inc.	25,700	1,080,171
Health Care REIT, Inc.	34,200	1,956,582
Highwoods Properties, Inc.	5,600	185,304
Host Hotels & Resorts, Inc.	84,783	1,392,137
Kilroy Realty Corp.	6,900	287,247
Kimco Realty Corp.	33,400	609,550
Lennar Corp., Class A	18,100	388,969
Liberty Property Trust	42,700	1,421,483
Pebblebrook Hotel Trust	10,000	221,800
Pennsylvania Real Estate Investment Trust	31,600	388,048
Post Properties, Inc.	10,500	469,245
ProLogis, Inc.	49,591	1,572,531
Public Storage, Inc.	17,277	2,399,084
Rayonier, Inc.	13,100	599,063
Regency Centers Corp.	7,300	301,636

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Rouse Properties, Inc.*	113	$1,397
Simon Property Group, Inc.	44,322	6,021,587
SL Green Realty Corp.	28,800	2,117,664
Starwood Hotels & Resorts Worldwide, Inc.	14,400	781,056
Tanger Factory Outlet Centers, Inc.	10,100	297,950
Taubman Centers, Inc.	9,300	623,379
The Macerich Co.	23,126	1,255,742
UDR, Inc.	38,300	996,566
Ventas, Inc.	43,336	2,526,922
Vornado Realty Trust	18,391	1,487,464
Weingarten Realty Investors	16,300	395,601
Weyerhaeuser Co.	30,100	602,602
Total United States common stocks		47,896,116
Total common stocks (cost—$90,756,334)		99,497,898
	Face amount
Repurchase agreement—2.01%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $580,914 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $601,537 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $832,218 US Treasury Notes, 0.750% due 08/15/13; (value—$2,062,446); proceeds: $2,022,001 (cost—$2,022,000)	$2,022,000	2,022,000
	Number of shares
Investment of cash collateral from securities loaned—6.05%
Money market fund—6.05%
UBS Private Money Market Fund LLC[6] (cost—$6,100,509)	6,100,509	6,100,509
Total investments (cost—$98,878,843)— 106.78%		107,620,407
Liabilities in excess of other assets—(6.78)%		(6,832,350)
Net assets—100.00%		$100,788,057

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2012 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,647,569
Gross unrealized depreciation	(2,906,005)
Net unrealized appreciation	$8,741,564

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$99,316,982	$180,916	$—	$99,497,898
Repurchase agreement	—	2,022,000	—	2,022,000
Investment of cash collateral from securities loaned	—	6,100,509	—	6,100,509
Total	$99,316,982	$8,303,425	$—	$107,620,407

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2012.

2  Security is traded on the Toronto Stock Exchange.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.18% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$5,613,519	$36,158,769	$35,671,779	$6,100,509	$531

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2012, the Portfolio's Class P shares declined 0.43% before the deduction of the maximum PACE Select program fee. (Class P shares declined 1.42% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.02%, the Barclays Capital Global Aggregate Index returned 0.82%, and the US Consumer Price Index (CPI) increased by 0.33%, while the Lipper Absolute Return Funds category posted a median decline of 1.29%.1 (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 166. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity), to help us identify potential investment opportunities.

An emphasis on low beta stocks helped performance during the reporting period, as low beta securities outperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

Within our stock selection model, an emphasis on quality characteristics, such as companies with above-average returns on assets and strong profit margins, helped as investors sought relative safety in quality companies. In addition, an overweight to certain growth characteristics, such as an emphasis on companies with strong profit growth, positively impacted

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and Goldman Sachs Asset Management, L.P. ("GSAM") (Please see note regarding GSAM on page 164.)

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

First Quadrant: Ken Ferguson and Dori Levanoni

Standard Life Investments: Guy Stern and David Millar

GSAM: Jonathan Beinner and Michael Swell

Objective:

Long-term capital appreciation.

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors'

(continued on next page)

1  On August 3, 2011, Lipper changed the peer group classification for PACE Alternative Strategies from the Lipper Global Flexible Portfolio Funds category to the Lipper Absolute Return Funds Category. For performance on the Portfolio's prior Lipper peer group classification, please see the "Performance at a glance" table on page 166.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

performance. The strategy experienced negative results within valuation, as an emphasis to companies with strong forecasted earnings-to-price ratios negatively impacted results.

We experienced strong results in Europe, North America and the Pacific regions. An underweight to Europe, coupled with strong security selection within the region, helped results as countries such as France, Germany and Spain all performed poorly. A long position in the Pacific region negatively impacted performance, but stock selection was quite strong in Japan, which made overall results positive in this region. Within North America, the strategy benefited from a modest overweight to the region and strong security selection.

With regards to sectors, we produced positive results within the majority of sectors, with the biggest benefit coming within financials, as a combination of strong stock selection and an underweight to this sector helped performance. In addition, results were quite strong in energy, health care and materials.

The top equity performers during the period included a short position in US-based company Alpha Natural Resources, Inc., and long positions in Petrobakken Energy Ltd. and Amgen, Inc. Long positions in TonenGeneral Sekiyu KK, Power Assets Holdings Ltd. and Warner Chilcott PLC were the worst performing stocks in our portion of the Portfolio.

Derivatives were not used during the reporting period.

Wellington Management

Our portion of the Portfolio posted a negative absolute return during the reporting period. Natural resources exposure detracted from performance as both energy and agricultural equities held in our portion of the Portfolio fell during the period. Oil prices dropped during the third quarter of 2011, due to worries about a global economic slowdown. In particular, investors were concerned about a potential decline in Chinese demand. The return of Libya to the oil export market also added to supplies, and US natural gas prices declined as supply growth resulted in healthy inventory levels in North America. Finally, agricultural equities declined as shares of fertilizer and agricultural chemical companies sold off sharply. While natural resources equities rose during the second half of the review period, it was not enough to offset the impact of the earlier decline.

Investment process (continued)

strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives and it seldom holds net long positions.

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Our opportunistic positions also detracted from performance during the period. The timing of trades within the euro and Australian dollar weighed on our results. Short exposure to US and German 30-year government bonds also detracted from performance, as did long exposure to Japanese equities. Partially offsetting these negative results were our exposures to US equities and long exposure to US 10-year government bonds.

In terms of individual stocks, top detractors included specialty coffee and coffee maker company Green Mountain Coffee Roasters, Inc. Its share price fell sharply after revenue and earnings fell short of expectations. In addition, there were concerns surrounding the company's disclosure regarding a looming patent issue and a "litany of accounting questions." We eliminated the position during the period. Also detracting from performance was our holding in Joy Global, a global mining machinery and services company. Its share price fell after the company warned that production could slow because of weaker demand for coal and other mined commodities. We eliminated the position during the period.

Top contributors to performance included our holding in toy manufacturer Mattel, Inc. Its share price rose due to solid reported earnings and the announcement that it was acquiring HIT Entertainment. Our position in semiconductor company Maxim Integrated Products, Inc. also contributed to performance when its share price rose after it reported good earnings results and a solid business outlook.

Certain derivative instruments, including interest rate swaps, interest rate futures and bond futures, were used to gain exposure to global bond markets, to implement yield curve and duration strategies and to take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were utilized to gain exposure to certain global equity markets and to hedge against anticipated declines. Our portion of the Portfolio also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes and to take advantage of inefficiencies between various currencies. The results of the derivatives used during the period were within our expectations.

First Quadrant

During the reporting period, positive performance from currency management was offset by losses in bond country selection and global asset class selection. Currency selection gains were chiefly a result of an overweight to the US dollar and an underweight to the Swiss franc, although several other currencies made positive contributions during the period.

Investment process (concluded)

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

GSAM (until February 10, 2012) seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors, and may also invest in derivative investments.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Bond country selection losses were chiefly due to an overweight to Japanese government bonds. While they produced a positive return over the period, Japanese government bonds underperformed other sovereign debt. In terms of global asset class selection, we held equities short and bonds long for the two-month period ending in mid-October 2011. Our subsequent reversal back to a long tilt toward global equities was too late to avoid incurring losses, given the global equity rally that began in late September.

As a general rule, derivatives are the primary instrument used to implement all five portions, or "sleeves" of our portfolio. Specifically, we used developed market futures to implement stock and bond country selection sleeves, as well as the global asset class selection sleeve. We used forwards to implement the currency selection sleeve, and the volatility management sleeve was implemented using options on developed market futures.

With regard to the first four sleeves, futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (for example, physical stocks, bonds and currencies). With regards to the volatility management sleeve, options were used to exploit structural characteristics of options pricing.

Overall, the liquidity and low transaction cost of these derivative instruments offers the investment team the ability to be more nimble and to implement strategies at a lower cost. We find both attributes to be positive contributors to our performance.

Standard Life Investments

The global markets continued to be volatile during the reporting period. At the beginning of the period, we captured profits from our long equity volatility strategy, as it had benefited from the sharp decline in equity markets and investors' expectations for continued volatility going forward. Later in the period, we opened a new long equity volatility strategy to reflect our expectation that global markets would remain volatile for the foreseeable future.

During the period, we experienced strong returns from our long-dated US Treasuries strategy, as well as our exposure to global inflation-linked bonds. During the latter part of the period, however, we reduced the duration of our portion of the Portfolio, as many government bond markets were starting to look expensive.

Our portion of the Portfolio benefited from its credit market positions, as these asset classes regained some ground at the end of 2011. From a foreign exchange perspective, a long Norwegian krone versus Swiss franc strategy contributed to returns. We also saw a positive impact from our strategies that benefited from a value decline in the euro. Finally, given the volatility in the markets, overall stock selection detracted from returns during the reporting period.

We continue to believe in an erratic but protracted recovery in the global markets. We feel that additional regulation of financial firms will help to reduce their credit risk and allow us to take advantage of their current wide spreads. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.) Credit positions, both long and relative, therefore form a significant part of our portion of the Portfolio. We are also short bank stocks, as we anticipate lower returns from banks due to the recapitalization of their balance sheets to meet capital adequacy requirements. We also anticipate continued scrutiny from ratings agencies. Collectively, we feel these headwinds will negatively impact bank stocks. Therefore, we believe we are positioned to benefit from their relative underperformance compared to their overall market. Elsewhere, we are positioned to take advantage of the growth prospects in emerging markets, in our view.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Our portion of the Portfolio has a cash benchmark and is mandated to seek absolute return opportunities based on our three-year outlook of markets globally. Our goal for our portion of the Portfolio is to beat cash returns by 5% on a three-year rolling basis, while maximizing risk adjusted absolute return. Cash returns remain anchored close to zero, and are not expected to increase markedly over the coming three years as we expect below-average growth in developed markets for some time to come. That said, we do not foresee this persisting indefinitely, so we have built our portion of the Portfolio to seek returns to also beat the long-term expectations of cash returns.

We utilized derivatives extensively to implement our fundamental strategy; seeking to provide exposure to a wide range of investment opportunities. In terms of derivatives, many of the individual investment strategies in our portion of the Portfolio should be considered in combination with other positions. This is particularly the case, for example, with relative value investments, but it is also the case when looking at equity positions.

The futures that were implemented to express relative value views, such as US large-cap equity versus US small-cap equity, generated positive results. In addition, we used futures for duration exposure. Swaps were used to gain additional exposure to high yield and other duration exposure.

GSAM (Note: GSAM was terminated as a Sub-Advisor for the Portfolio effective February 10, 2012, after the reporting period had ended. GSAM's portion of the Portfolio was transitioned to Standard Life Investments, a current Sub-Advisor for this Fund.)

Within our portion of the Portfolio, duration and yield curve positioning detracted from performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to interest rate changes. A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) In August 2011, our positioning along the US yield curve was positive for results as interest rates fell dramatically due to continued global economic concerns and the heightened European sovereign debt crisis. However, this was offset by our yield curve positioning in September and October. In terms of duration, volatility remained high throughout the fourth quarter, and so by year-end 2011, we were short duration in the US and Japan. Our short duration position in the US was driven by positive economic data, while our duration position in Japan reflected our view that interest rates there didn't have much more room to fall given their already low levels.

Overall, cross-sector positioning was the largest detractor from performance during the reporting period. This was mostly driven from exposure to non-agency mortgage-backed securities (MBS), as the sector moved lower amid a flight to quality in the global markets. An allocation to the corporate credit space also detracted from results, primarily during August and September 2011. During this time, volatility increased given uncertainty surrounding the US debt ceiling and the subsequent loss of the country's AAA rating on its long-term debt by Standard & Poor's. Exposure to the corporate credit space was also a negative for our portion of the Portfolio during the reporting period. However, our allocation to asset-backed securities within the securitized sector helped to offset some of this negative impact.

Finally, security selection overall contributed positively to performance. Within the investment grade corporate sector, specific names in the financial and industrial sectors proved positive, as did security selection in the financial and structured product space within the high yield market. Elsewhere, emerging market debt selections along the South African curve contributed to performance, as did our Brazilian securities. Conversely, security selection in the government and agency spaces, particularly our holdings of local agency authority bonds and US Treasuries, slightly detracted from performance.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

During the period we employed derivatives for the efficient management of our portfolio. Derivatives allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility, and to afford greater risk management precision. The results of the derivatives used during the period were within our expectations.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	(0.54)%	(2.11)%	(1.89)%	(0.42)%
Class C3	(0.88)	(2.90)	(2.61)	(1.08)
Class Y4	(0.43)	(1.89)	N/A	(2.53)
Class P5	(0.43)	(2.00)	(1.66)	(0.17)
After deducting maximum sales charge or PACE Select program fee
Class A2	(5.98)	(7.49)	(2.99)	(1.38)
Class C3	(1.87)	(3.87)	(2.61)	(1.08)
Class P5	(1.42)	(3.94)	(3.61)	(2.15)
Citigroup Three-Month US Treasury Bill Index[6]	0.02	0.07	1.28	1.76
Barclays Capital Global Aggregate Index[7]	0.82	7.22	7.03	6.76
US Consumer Price Index (CPI)[8]	0.33	2.93	2.29	2.07
Lipper Absolute Return Funds median[9]	(1.29)	(0.87)	(1.58)	(0.59)
Lipper Global Flexible Portfolio Funds median[9]	(2.92)	(0.90)	1.27	2.57

Average annual total returns for periods ended December 31, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (9.45)%; 5-year period, (3.16)%; since inception, (1.89)%: Class C—1-year period, (5.82)%; 5-year period, (2.78)%; since inception, (1.58)%: Class Y—1-year period, (4.02)%; since inception, (3.42)%; Class P—1-year period, (5.83)%; 5-year period, (3.77)%; since inception, (2.64)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2011 prospectuses, were as follows: Class A—2.08% and 2.03%; Class B—2.78% and 2.73%; Class C—2.78% and 2.73%; Class Y—1.85% and 1.80%; and Class P—1.81% and 1.76%. Class B shares were not operational as of November 28, 2011; therefore, those ratios have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets through November 30, 2012; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2012 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Class B shares commenced issuance on May 19, 2006, and had fully redeemed by April 8, 2010. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On August 3, 2011, Lipper changed the peer group classification for PACE Alternative Strategies Investments from the Lipper Global Flexible Portfolio Funds category to the Lipper Absolute Return Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$507.6
Number of holdings	1,026
Portfolio composition[1]	01/31/12
Common and preferred stocks	33.1%
Bonds and notes	29.5
ADRs, GDRs and SDRs	1.1
Investment companies	0.1
Investments sold short	(4.6)
Options, futures, swaps and forward foreign currency contracts	0.6
Cash equivalents and other assets less liabilities	40.2
Total	100.0%
Top five countries (long holdings)[1]	01/31/12
United States	35.8%
Japan	4.6
United Kingdom	3.2
Canada	2.5
France	1.9
Total	48.0%
Top five equity sectors (long holdings)[1]	01/31/12
Consumer discretionary	5.4%
Financials	4.8
Energy	4.6
Information technology	4.3
Industrials	3.9
Total	23.0%

Top five countries (short holdings)[1]	01/31/12
Japan	(1.1)%
France	(0.6)
Spain	(0.6)
Canada	(0.5)
Netherlands	(0.4)
Total	(3.2)%
Top five equity sectors (short holdings)[1]	01/31/12
Industrials	(1.5)%
Energy	(0.8)
Financials	(0.5)
Telecommunication services	(0.4)
Utilities	(0.4)
Total	(3.6)%

For a listing of portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 203.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/12
BP PLC	0.4%
Mattel, Inc.	0.4
Power Assets Holdings Ltd.	0.4
The Link REIT	0.4
Wells Fargo & Co.	0.4
Imperial Tobacco Group PLC	0.4
Amgen, Inc.	0.4
Ascendas Real Estate Investment Trust (A-REIT)	0.3
KDDI Corp.	0.3
TonenGeneral Sekiyu KK	0.3
Total	3.7%

Top ten equity holdings (short holdings)[1,2]	01/31/12
Advantest Corp.	(0.3)%
FANUC Corp.	(0.3)
Telefonica SA	(0.2)
Koninklijke Philips Electronics N.V.	(0.2)
Cameco Corp.	(0.2)
Jeronimo Martins, SGPS SA	(0.2)
Ferrovial SA	(0.2)
Hochtief AG	(0.2)
Groupe Eurotunnel SA	(0.2)
GDF Suez	(0.2)
Total	(2.2)%

Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/12
US Treasury Bonds, 3.125%, 11/15/41	1.9%
US Treasury Notes, 1.000%, 09/30/16	1.9
US Treasury Inflation Index Notes (TIPS), 1.375%, 07/15/18	1.0
US Treasury Inflation Index Bonds (TIPS), 3.875%, 04/15/29	0.8
US Treasury Inflation Index Notes (TIPS), 0.625%, 04/15/13	0.6
US Treasury Inflation Index Notes (TIPS), 1.25%, 07/15/20	0.5
US Treasury Notes, 1.000%, 08/31/16	0.5
US Treasury Inflation Index Notes (TIPS), 3.000%, 07/15/12	0.4
US Treasury Inflation Index Bonds (TIPS), 1.75%, 01/15/28	0.4
US Treasury Inflation Index Bonds (TIPS), 2.125%, 02/15/40	0.4
Total	8.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification (unaudited)1

As a percentage of net assets as of January 31, 2012

Common stocks
Aerospace & defense	0.52%
Air freight & logistics	0.19
Airlines	0.34
Auto components	0.52
Automobiles	0.60
Beverages	0.46
Biotechnology	0.64
Building products	0.00[2]
Capital markets	0.21
Chemicals	1.17
Commercial banks	1.60
Commercial services & supplies	0.34
Communications equipment	0.51
Computers & peripherals	0.43
Construction & engineering	0.12
Construction materials	0.07
Consumer finance	0.04
Containers & packaging	0.05
Distributors	0.02
Diversified consumer services	0.04
Diversified financial services	0.47
Diversified telecommunication services	0.49
Electric utilities	0.79
Electrical equipment	0.47
Electronic equipment, instruments & components	0.20
Energy equipment & services	0.17
Food & staples retailing	1.02
Food products	1.24
Gas utilities	0.07
Health care equipment & supplies	0.10
Health care providers & services	1.01
Health care technology	0.01
Hotels, restaurants & leisure	0.65
Household durables	0.05
Household products	0.01
Independent power producers & energy traders	0.09
Industrial conglomerates	0.53
Insurance	0.85
Internet & catalog retail	0.16
Internet software & services	0.56
IT services	0.66
Leisure equipment & products	0.80
Life sciences tools & services	0.07
Machinery	0.29
Marine	0.00[2]
Media	1.32
Metals & mining	0.70
Multiline retail	0.31
Multi-utilities	0.07
Office electronics	0.05
Oil, gas & consumable fuels	4.45
Paper & forest products	0.10
Personal products	0.11

Pharmaceuticals	1.57%
Professional services	0.17
Real estate investment trusts	1.03
Real estate management & development	0.48
Road & rail	0.52
Semiconductors & semiconductor equipment	0.95
Software	0.91
Specialty retail	0.93
Textiles, apparel & luxury goods	0.02
Thrifts & mortgage finance	0.08
Tobacco	0.51
Trading companies & distributors	0.37
Transportation infrastructure	0.00[2]
Water utilities	0.12
Wireless telecommunication services	0.64
Total common stocks	34.04%
Preferred stock
Commercial banks	0.01
Electric utilities	0.05
Household products	0.10
Total preferred stocks	0.16%
Investment company	0.12
US government obligations	11.16
Federal home loan mortgage corporation certificates	0.38
Federal national mortgage association certificates	2.11
Collateralized mortgage obligations	2.47
Asset-backed securities	2.43
Corporate notes
Aerospace & defense	0.01
Agriculture	0.04
Airlines	0.03
Auto manufacturers	0.09
Auto parts & equipment	0.01
Banking non-US	0.86
Banking US	0.07
Banks	0.03
Beverages	0.03
Building materials	0.06
Cable	0.03
Chemicals	0.05
Commercial banks	0.01
Commercial services	0.08
Consumer products-miscellaneous	0.05
Diversified banking institution	0.45
Diversified financial services	0.45
Diversified operations	0.04
Electrical composition & equipment	0.14

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (continued)

As a percentage of net assets as of January 31, 2012

Corporate notes—(concluded)
Electric-generation	0.03%
Electric-integrated	0.35
Energy-alternate sources	0.02
Energy-exploration & production	0.13
Energy-oilfield services	0.02
Engineering & construction	0.04
Environmental	0.03
Finance-captive automotive	0.26
Financial services	0.03
Food processors/beverage/bottling	0.57
Food-misc/diversified	0.01
Food-retail	0.03
Gas-distribution	0.04
Health care	0.05
Healthcare-services	0.04
Household & leisure products	0.04
Insurance	0.23
Insurance-life	0.01
International government obligations	0.53
Machine tools & related products	0.01
Machinery-agriculture & construction	0.03
Machinery-diversified	0.03
Media-non cable	0.04
Money center banks	0.09
Multimedia	0.01
Oil & gas	0.20
Oil field equipment & services	0.04
Packaging & containers	0.07
Paper & forest products	0.02
Private placement-fixed	0.21
Publishing-books	0.01
Real estate	0.08
Retail-discount	0.02
Retail-major department store	0.05
Savings & loans	0.03
Steel-producers	0.06
Telecom-integrated/services	0.03
Telecommunications	0.47
Telecom-wirelines	0.02
Telephone	0.02
Telephone-integrated	0.03
Transportation	0.02
Water	0.14
Wireless telecommunication services	0.05
Total corporate notes	6.77%

Structured note	0.13%
Municipal bonds and notes	0.35
Non-US government obligations	2.79
Short-term corporate obligation	0.59
Short-term non-US government obligations	0.30
Time deposits	5.10
Short-term US government obligations	18.02
Repurchase agreement	10.81
Options
Call options purchased	0.29
Put options purchased	0.09
Total options	0.38%
Investments sold short Common stocks
Air freight & logistics	(0.17)
Automobiles	(0.12)
Capital markets	(0.02)
Chemicals	(0.01)
Commercial banks	(0.19)
Commercial services & supplies	(0.18)
Construction & engineering	(0.39)
Distributors	(0.09)
Diversified financial services	(0.09)
Diversified telecommunication services	(0.43)
Electric utilities	(0.03)
Food & staples retailing	(0.34)
Industrial conglomerates	(0.23)
Insurance	(0.17)
Internet software & services	0.00[2]
Machinery	(0.32)
Metals & mining	(0.12)
Multi-utilities	(0.35)
Oil, gas & consumable fuels	(0.78)
Semiconductors & semiconductor equipment	(0.34)
Transportation infrastructure	(0.19)
Total investments sold short	(4.56)%
Other assets in excess of liabilities	6.45
Net assets	100.00%

1  Figures represents the industry breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2012.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—34.04%
Antigua and Barbuda—0.01%
Sinovac Biotech Ltd.*	15,400	$33,880
Argentina—0.02%
YPF SA, ADR	2,400	84,000
Australia—0.96%
Asciano Ltd.	1,185	5,913
Brambles Ltd.	77,643	599,264
Caltex Australia Ltd.[1]	37,945	512,819
CSL Ltd.[1]	10,957	362,120
Energy Resources of Australia Ltd.*	19,789	32,354
GrainCorp Ltd.	2,701	22,481
Iluka Resources Ltd.[1]	21,034	409,099
Incitec Pivot Ltd.	25,646	87,399
Karoon Gas Australia Ltd.*	7,652	42,081
Rio Tinto Ltd.[1]	1,585	116,377
Santos Ltd.	42,317	604,702
SP Ausnet[1]	463,229	474,574
TABCORP Holdings Ltd.[1]	249,783	771,680
Tatts Group Ltd.[1]	279,799	754,503
Westfield Retail Trust[1]	22,789	61,211
Total Australia common stocks		4,856,577
Belgium—0.15%
Ageas*	99,491	206,791
AGFA-Gevaert N.V.*	30,718	55,449
Groupe Bruxelles Lambert SA	920	66,669
UCB SA	3,688	149,981
Umicore SA	6,580	305,935
Total Belgium common stocks		784,825
Bermuda—0.58%
Arch Capital Group Ltd.*	13,529	487,720
Asian Citrus Holdings Ltd.	46,541	25,385
Bunge Ltd.[1]	26,103	1,494,919
Catlin Group Ltd.	17,246	110,173
Cheung Kong Infrastructure Holdings Ltd.[1]	20,400	116,135
China Green (Holdings) Ltd.	26,297	7,460
Cosan Ltd., Class A	4,635	59,513
Esprit Holdings Ltd.	77,800	114,764
First Pacific Co. Ltd.[1]	292,000	333,594
Huabao International Holdings Ltd.	300,750	204,370
Total Bermuda common stocks		2,954,033
Brazil—0.15%
Banco Santander Brasil SA, ADS	29,758	271,393
Cia de Saneamento Basico do Estado de Sao Paulo*	6,700	223,717
Cosan SA Industria e Comercio	3,887	62,892
JBS SA*	2,659	9,725
Petroleo Brasileiro SA, ADR	2,700	82,485
SLC Agricola SA	3,578	32,765
Tractebel Energia SA	5,400	93,771
Total Brazil common stocks		776,748

	Number of shares	Value
Common stocks—(continued)
Canada—2.27%
Advantage Oil & Gas Ltd.*	15,800	$56,254
Agrium, Inc.	2,264	182,506
Alimentation Couche Tard, Inc., Class B1	36,900	1,120,579
Barrick Gold Corp.[1]	5,400	266,365
Canadian National Railway Co.	1,378	103,938
Canadian Natural Resources Ltd.	4,642	183,870
Canadian Tire Corp. Ltd., Class A1	4,500	288,391
Cenovus Energy, Inc.	17,056	622,399
Empire Co. Ltd.[1]	6,400	360,626
Enbridge, Inc.	4,030	151,642
Encana Corp.	1,938	37,129
Genworth MI Canada, Inc.[1]	14,500	328,842
George Weston Ltd.[1]	21,300	1,383,109
H&R Real Estate Investment Trust[1]	8,100	188,222
Industrial Alliance Insurance & Financial Services, Inc.[1]	3,900	103,033
Kinross Gold Corp.	3,100	34,999
Magna International, Inc.[1]	29,800	1,230,992
Northern Dynasty Minerals Ltd.*	7,100	52,823
Open Text Corp.1,*	5,600	283,826
Pacific Rubiales Energy Corp.	1,610	40,511
Pembina Pipeline Corp.[1]	18,300	489,484
PetroBakken Energy Ltd., Class A1	67,600	989,696
Potash Corp. of Saskatchewan, Inc.	3,424	160,426
Progress Energy Resources Corp.	9,300	98,500
Research In Motion Ltd. (RIM)1,*	33,500	558,612
Saputo, Inc.[1]	2,400	97,752
Trican Well Service Ltd.	16,992	282,663
Valeant Pharmaceuticals International, Inc.1,*	13,500	653,795
Yamana Gold, Inc.[1]	69,100	1,195,657
Total Canada common stocks		11,546,641
Cayman Islands—0.37%
51job, Inc., ADR*	4,798	215,334
AMVIG Holdings Ltd.	136,000	64,709
Bosideng International Holdings Ltd.	142,000	40,832
China Medical Technologies, Inc.*	4,800	12,336
China Modern Dairy Holdings Ltd.*	36,930	8,333
China Resources Land Ltd.	33,000	58,296
China ZhengTong Auto Services Holdings Ltd.*	201,000	209,934
Daphne International Holdings Ltd.	28,000	36,104
ENN Energy Holdings Ltd.	38,400	116,607
Focus Media Holding Ltd., ADR*	8,177	163,540
Giant Interactive Group, Inc., ADR	11,900	50,575
Golden Meditech Holdings Ltd.*	344,000	47,905
Intime Department Store Group Co. Ltd.	98,000	119,036
Kingdee International Software Group Co. Ltd.	460,000	137,016
Maoye International Holdings Ltd.*	354,000	85,815

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
MGM China Holdings Ltd.*	58,400	$86,298
Minth Group Ltd.	42,000	45,329
NetEase.com, Inc., ADR*	3,100	148,273
New Oriental Education & Technology Group, Inc., ADR*	3,700	88,134
Perfect World Co. Ltd., ADR*	7,500	80,400
Xingda International Holdings Ltd.	170,000	67,515
Total Cayman Islands common stocks		1,882,321
China—0.09%
BBMG Corp., Class H	50,500	38,484
China Pacific Insurance Group Co. Ltd., Class H	36,800	122,425
China Shenhua Energy Co. Ltd., Class H	16,000	70,352
Dongfeng Motor Group Co. Ltd., Class H	74,000	138,357
Sinotrans Ltd., Class H	366,000	75,509
Total China common stocks		445,127
Colombia—0.07%
Almacenes Exito SA	5,603	76,143
Bancolombia SA, ADR	687	42,601
Cementos Argos SA	6,810	41,006
Ecopetrol SA, ADR	810	41,367
Grupo de Inversiones Suramericana	3,553	59,825
Interconexion Electrica SA	6,154	38,144
Inversiones Argos SA	4,007	37,099
Total Colombia common stocks		336,185
Denmark—0.12%
AP Moeller—Maersk A/S, Class B	1	7,369
H. Lundbeck A/S	2,707	53,346
Novo Nordisk A/S, Class B	4,856	574,174
Total Denmark common stocks		634,889
Finland—0.02%
Elisa Oyj	3,936	82,788
Nokia Oyj	6,725	33,585
Total Finland common stocks		116,373
France—1.05%
Aeroports de Paris (ADP)	106	7,827
Air France-KLM*	11,076	70,267
Air Liquide SA	3,263	410,683
Alcatel-Lucent*	40,470	71,941
Alten	3,145	86,945
BNP Paribas SA	5,007	212,004
Cap Gemini	7,270	265,411
Compagnie de Saint-Gobain	154	6,853
Devoteam SA	1,633	25,184
EDF SA	1,411	32,520
France Telecom SA	9,719	145,754
GFI Informatique*	7,619	26,709
Ingenico SA	10,415	437,105

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Lagardere S.C.A.	4,924	$139,959
Neopost SA1	3,690	260,642
Peugeot SA1	55,197	1,017,665
Renault SA	5,006	213,239
Sanofi	8,047	594,396
Societe Generale SA	16,898	450,136
Suez Environnement Co.	3,952	50,588
Thales SA	5,448	186,387
Total SA	7,913	418,216
Vallourec SA	61	4,120
Vinci SA	168	7,792
Vivendi	7,979	166,991
Total France common stocks		5,309,334
Germany—0.54%
Allianz SE	1,997	219,580
Asian Bamboo AG	487	9,492
Bayerische Motoren Werke (BMW) AG	7,101	607,372
Deutsche Lufthansa AG	12,965	179,170
Deutsche Post AG	14,466	240,313
K+S AG	327	15,593
Kabel Deutschland Holding AG*	5,106	266,221
Linde AG	3,585	568,819
Praktiker AG	15,945	48,805
Salzgitter AG	1,821	108,784
Siemens AG	100	9,436
Suedzucker AG1	5,166	152,649
Symrise AG	10,257	292,148
Total Germany common stocks		2,718,382
Greece—0.01%
OPAP SA	3,275	33,543
Hong Kong—1.06%
AIA Group Ltd.	43,800	146,277
Beijing Enterprises Holdings Ltd.	43,300	251,248
China Agri-Industries Holdings Ltd.	52,232	42,363
Dah Sing Financial Holdings Ltd.	16,000	54,879
Guangdong Investment Ltd.	411,000	237,952
HKT Trust and HKT Ltd.1,*	5,782	3,705
Hysan Development Co. Ltd.	18,000	70,790
PCCW Ltd.[1]	266,000	84,033
Power Assets Holdings Ltd.[1]	297,000	2,142,683
Shanghai Industrial Holdings Ltd.	44,000	140,420
Swire Pacific Ltd., Class A1	13,500	150,139
Swire Properties Ltd.1,*	9,450	23,810
The Link REIT[1]	560,000	2,039,895
Total Hong Kong common stocks		5,388,194
India—0.04%
Canara Bank Ltd.	5,785	55,001
Corporation Bank	8,192	68,757
Indian Overseas Bank	29,549	52,321
Karnataka Bank Ltd.	10,021	17,551
Total India common stocks		193,630

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Indonesia—0.06%
PT Bumi Resources Tbk	202,500	$57,439
PT Lippo Karawaci Tbk	2,630,000	196,007
PT Telekomunikasi Indonesia Tbk	89,500	68,195
Total Indonesia common stocks		321,641
Ireland—0.22%
Aer Lingus Group PLC*	51,600	59,396
Elan Corp. PLC, ADR*	9,600	130,656
Grafton Group PLC	27,271	93,781
Warner Chilcott PLC, Class A1,*	48,700	821,569
Total Ireland common stocks		1,105,402
Israel—0.01%
Israel Chemicals Ltd.	4,471	46,840
Italy—0.48%
Arnoldo Mondadori Editore SpA*	19,879	36,092
Buzzi Unicem SpA*	12,859	136,412
Enel SpA	36,341	148,597
Eni SpA	10,170	224,818
Fiat Industrial SpA*	4,517	44,254
Fiat SpA[1]	113,658	681,802
Intesa Sanpaolo SpA	75,858	144,870
Italcementi SpA*	14,032	104,988
Maire Tecnimont SpA	70,133	69,858
Prysmian SpA	25,602	384,450
Saras SpA*	41,018	56,122
Snam SpA	19,078	85,995
Telecom Italia SpA*	96,451	98,092
UBI Banca ScpA*	14,536	66,776
UniCredit SpA	32,022	158,749
Total Italy common stocks		2,441,875
Japan—4.57%
ACOM Co. Ltd.*	10,910	196,529
Aeon Delight Co. Ltd.	3,200	65,704
Aizawa Securities Co. Ltd.	2,500	4,887
Alfresa Holdings Corp.	2,000	87,641
Alpha Systems, Inc.	1,900	30,337
Amada Co. Ltd.	15,300	105,787
Benesse Holdings, Inc.	2,475	115,275
Cawachi Ltd.	4,900	104,082
Central Japan Railway Co.[1]	196	1,684,335
Chiyoda Corp.	6,500	75,813
Chubu Steel Plate Co. Ltd.	800	4,440
Circle K Sunkus Co. Ltd.	6,300	108,527
Daiichi Sankyo Co. Ltd.	11,900	226,540
Daito Trust Construction Co. Ltd.[1]	10,900	1,026,791
DeNA Co. Ltd.	2,500	63,271
Don Quijote Co. Ltd.	1,900	70,596
Doshisha Co. Ltd.	3,200	101,013
DTS Corp.	6,800	88,591
Eisai Co. Ltd.	6,300	260,778
en-japan, inc.*	14	15,245
Exedy Corp.	3,500	106,763
FamilyMart Co. Ltd.	2,650	107,259

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
FUJIFILM Holdings Corp.	7,100	$168,325
Fujimi, Inc.	5,800	77,846
Gendai Agency, Inc.	20	18,525
Hankyu Hanshin Holdings, Inc.	2,761	12,389
Hokuhoku Financial Group, Inc.[1]	2,000	3,988
Honeys Co. Ltd.	5,520	93,714
Hosiden Corp.	17,100	125,412
Idemitsu Kosan Co. Ltd.[1]	12,200	1,320,519
Inpex Corp.	31	211,493
Japan Aviation Electronics Industry Ltd.	9,000	71,438
Japan Digital Laboratory Co. Ltd.	4,000	44,083
Japan Petroleum Exploration Co. Ltd.	3,500	154,749
Japan Retail Fund Investment Corp.[1]	414	600,197
K's Holdings Corp.	4,100	143,355
KDDI Corp.[1]	271	1,717,305
Komatsu Ltd.	417	11,757
Komori Corp.	11,000	71,727
Konami Corp.[1]	2,100	55,379
Lawson, Inc.[1]	12,600	765,390
Matsui Securities Co. Ltd.	16,600	89,947
Medipal Holdings Corp.	6,400	69,777
Meitec Corp.	5,100	101,973
Mimasu Semiconductor Industry Co. Ltd.	9,400	85,959
Miraial Co. Ltd.	4,700	66,905
Mitsubishi Corp.	6,385	145,677
Mitsubishi Gas Chemical Co., Inc.	18,000	101,548
Mitsubishi UFJ Financial Group, Inc.	73,700	337,461
Mitsui & Co. Ltd.	7,800	132,422
Mitsui Fudosan Co. Ltd.	18,000	295,907
NAMCO BANDAI Holdings, Inc.[1]	114,400	1,628,496
Next Co. Ltd.	9,600	41,564
Nichii Gakkan Co.	4,100	49,488
Nippon Electric Glass Co. Ltd.	10,000	87,116
Nippon Yusen Kabushiki Kaisha	1,920	4,862
Nishimatsuya Chain Co. Ltd.	7,500	60,909
Nissan Motor Co. Ltd.	11,300	106,595
Nitto Denko Corp.	2,600	92,238
NSD Co. Ltd.	7,800	67,951
OJI Paper Co. Ltd.[1]	17,000	87,431
OPT, Inc.	39	42,213
Oracle Corp. Japan[1]	27,300	955,607
Osaka Gas Co. Ltd.[1]	16,000	64,235
Pal Co. Ltd.	2,500	104,303
Pigeon Corp.	900	33,853
Point, Inc.	1,580	64,780
Pola Orbis Holdings, Inc.	3,800	102,553
Proto Corp.	1,900	62,195
Rakuten, Inc.	63	63,562
Roland Corp.	7,300	68,384
Ryohin Keikaku Co. Ltd.	600	29,874

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Sega Sammy Holdings, Inc.	6,700	$145,041
Seino Holdings Co. Ltd.	9,000	68,722
Septeni Holdings Co. Ltd.	56	32,070
Seven & I Holdings Co. Ltd.	14,700	413,883
Shin-Etsu Polymer Co. Ltd.	17,200	78,982
Shinkawa Ltd.	12,300	65,034
Shinko Electric Industries Co. Ltd.	15,100	111,933
Shionogi & Co. Ltd.	12,200	162,784
Simplex Holdings, Inc.	183	60,528
SMC Corp.	820	142,333
Softbank Corp.[1]	18,100	504,150
Sohgo Security Services Co. Ltd.	9,700	108,174
Stanley Electric Co. Ltd.	8,300	127,516
Sumitomo Corp.	7,300	104,874
Sumitomo Metal Mining Co. Ltd.	6,000	86,513
Sumitomo Mitsui Financial Group, Inc.	19,100	607,682
T&D Holdings, Inc.	12,200	124,049
Taisho Pharmaceutical Holdings Co. Ltd.1,*	11,000	966,938
The Eighteenth Bank Ltd.	10,000	29,389
The Higashi-Nippon Bank Ltd.	10,000	22,041
The Oita Bank Ltd.	12,000	35,581
The Tochigi Bank Ltd.	6,000	21,727
The Yamanashi Chuo Bank Ltd.	13,000	58,843
THK Co. Ltd.	4,000	85,962
Toei Animation Co. Ltd.	1,200	28,969
Tokai Rika Co. Ltd.	6,300	105,386
Tokio Marine Holdings, Inc.	4,300	107,697
Tokyo Electron Ltd.	3,800	216,374
Tokyo Seimitsu Co. Ltd.	3,600	72,264
TonenGeneral Sekiyu KK1	180,000	1,716,872
Toyoda Gosei Co. Ltd.	6,100	99,079
Toyota Boshoku Corp.	9,100	98,259
Toyota Tsusho Corp.	486	9,214
Tri-Stage, Inc.	1,100	13,191
Tsuruha Holdings, Inc.	1,200	64,314
USS Co. Ltd.[1]	1,570	149,955
Yahoo Japan Corp.	166	50,702
Yamada Denki Co. Ltd.	4,140	263,978
Yamato Holdings Co. Ltd.	21,200	350,737
Yamato Kogyo Co. Ltd.	3,800	119,504
Zuken, Inc.	1,900	14,309
Total Japan common stocks		23,209,133
Jersey—0.04%
Shire PLC	6,547	217,271
Malaysia—0.06%
UEM Land Holdings Bhd*	397,500	303,156
Marshall Islands—0.05%
Scorpio Tankers, Inc.*	42,288	244,002
Mauritius—0.19%
Golden Agri-Resources Ltd.[1]	1,670,000	975,832

	Number of shares	Value
Common stocks—(continued)
Netherlands—0.16%
ING Groep N.V.*	25,598	$232,978
Koninklijke Boskalis Westminster N.V.	5,828	225,803
Koninklijke Philips Electronics N.V.	13,187	266,501
Wolters Kluwer N.V.	3,599	65,248
Total Netherlands common stocks		790,530
New Zealand—0.18%
Telecom Corp. of New Zealand Ltd.[1]	525,875	909,625
Norway—0.10%
DNB ASA	35,886	378,617
Statoil ASA	1,784	44,729
Telenor ASA	3,759	61,283
Yara International ASA	623	25,071
Total Norway common stocks		509,700
Papua New Guinea—0.06%
Oil Search Ltd.	41,855	293,273
Portugal—0.10%
Galp Energia SGPS SA, B Shares	32,648	526,769
Russia—0.89%
Gazprom, ADR	124,051	1,494,814
LUKOIL, ADR	17,600	1,026,784
Mining and Metallurgical Co. Norilsk Nickel, ADR	25,076	481,710
Rosneft Oil Co., GDR[3]	78,200	576,334
Sberbank of Russia, ADR*	43,250	519,000
Uralkali, GDR[3]	6,474	230,086
VTB Bank OJSC, GDR[3]	43,700	204,429
Total Russia common stocks		4,533,157
Singapore—0.96%
Ascendas Real Estate Investment Trust (A-REIT)[1]	1,170,000	1,734,746
Avago Technologies Ltd.[1]	31,200	1,058,928
CapitaMall Trust[1]	4,000	5,438
ComfortDelGro Corp. Ltd.[1]	180,000	212,506
DBS Group Holdings Ltd.	32,728	352,557
First Resources Ltd.	28,354	36,968
Mapletree Industrial Trust	55,000	48,972
Singapore Telecommunications Ltd.[1]	275,000	675,558
StarHub Ltd.[1]	162,000	364,479
UOL Group Ltd.[1]	85,000	310,848
Wilmar International Ltd.	11,411	48,534
Total Singapore common stocks		4,849,534
South Africa—0.01%
Raubex Group Ltd.	39,196	66,153

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
South Korea—0.41%
Daewoo International Corp.	1,900	$50,995
GS Holdings Corp.	1,341	74,371
GS Home Shopping, Inc.	949	91,238
Hana Financial Group, Inc.	7,977	272,682
Hyundai Home Shopping Network Corp.	1,054	128,542
Hyundai Mobis*	999	246,337
KB Financial Group, Inc.	5,760	218,432
KT Corp., ADR	8,000	119,120
LG Corp.	903	56,591
LIG Insurance Co. Ltd.	6,140	132,545
Samsung Electronics Co. Ltd.	305	300,561
Samsung Heavy Industries Co. Ltd.	10,240	325,427
SK Telecom Co. Ltd.	562	71,291
Total South Korea common stocks		2,088,132
Spain—0.11%
ACS, Actividades de Contruccion y Servicios SA	210	6,477
Almirall SA	3,672	25,793
Grifols SA*	17,554	320,313
Grifols SA, Class B*	1,970	25,124
International Consolidated Airlines Group SA*	60,195	168,084
Total Spain common stocks		545,791
Sweden—0.22%
Lundin Petroleum AB*	7,211	162,400
Sandvik AB	493	7,283
Swedbank AB, A Shares	39,744	570,818
Swedish Match AB*	10,878	378,831
Total Sweden common stocks		1,119,332
Switzerland—0.57%
ABB Ltd.*	451	9,417
ACE Ltd.	3,262	227,035
Adecco SA*	4,130	195,754
Aryzta AG1,*	17,478	806,969
Geberit AG*	57	11,772
Lonza Group AG*	6,587	355,576
Micronas Semiconductor Holding AG*	14,024	117,311
Nestle SA	842	48,252
Roche Holding Genusschein AG	1,931	326,833
Swiss Re AG*	11,450	621,074
Syngenta AG*	126	38,108
Zurich Financial Services AG*	670	160,858
Total Switzerland common stocks		2,918,959
Taiwan—0.06%
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	68,982
Wistron Corp.	66,000	99,042
WPG Holdings Ltd.	91,000	127,177
Total Taiwan common stocks		295,201

	Number of shares	Value
Common stocks—(continued)
United Kingdom—2.35%
AstraZeneca PLC	7,726	$371,874
Aveva Group PLC	7,953	197,635
BAE Systems PLC	41,517	201,371
Barclays PLC	63,684	213,301
Bellway PLC	3,034	35,236
BG Group PLC	29,991	673,453
BP PLC[1]	304,947	2,262,602
Carillion PLC	35,259	171,628
Cookson Group PLC	40,494	368,186
Croda International PLC	17,508	533,849
CSR PLC	25,817	94,261
easyJet PLC*	18,791	132,183
Game Group PLC	127,365	10,517
Hays PLC	121,975	137,141
Home Retail Group PLC	52,081	88,142
Imperial Tobacco Group PLC[1]	53,536	1,915,019
Lloyds Banking Group PLC*	531,895	256,645
Logica PLC	153,273	183,078
Michael Page International PLC	35,154	215,545
Mitie Group PLC	45,159	181,106
Mothercare PLC	29,296	91,060
National Grid PLC	12,631	125,793
Paragon Group of Cos. PLC	28,465	79,394
Pearson PLC	22,160	409,609
Persimmon PLC	19,964	165,633
Redrow PLC*	37,125	72,132
Rolls-Royce Holdings PLC*	21,719	251,724
Severn Trent PLC	4,851	116,574
SIG PLC	80,940	127,099
SSE PLC	4,488	86,493
Telecity Group PLC*	38,993	397,550
The Weir Group PLC	9,545	294,052
Thomas Cook Group PLC	143,081	30,438
Tui Travel PLC	26,868	80,994
Tullow Oil PLC	22,579	494,562
Vodafone Group PLC[1]	211,346	568,831
Xstrata PLC	17,408	294,752
Total United Kingdom common stocks		11,929,462
United States—14.67%
3M Co.	433	37,545
Abbott Laboratories[1]	23,900	1,294,185
ACCO Brands Corp.*	74,500	791,190
Acuity Brands, Inc.	8,854	515,568
Aetna, Inc.[1]	36,400	1,590,680
AGCO Corp.*	282	14,362
Alleghany Corp.*	3,395	982,343
Altera Corp.	8,314	330,814
American Oriental Bioengineering, Inc.*	16,400	12,464
American Water Works Co., Inc.[1]	1,100	37,103
Ameriprise Financial, Inc.[1]	1,200	64,260
AmerisourceBergen Corp.[1]	26,600	1,036,602
Amgen, Inc.[1]	28,100	1,908,271

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Anadarko Petroleum Corp.	5,751	$464,221
Annaly Capital Management, Inc.[1]	30,500	513,620
Apple, Inc.*	2,706	1,235,237
Arbitron, Inc.	40,850	1,458,753
Archer-Daniels-Midland Co.	853	24,421
AT&T, Inc.	2,400	70,584
AutoZone, Inc.1,*	4,300	1,495,884
Ball Corp.	1,600	62,816
Bank of America Corp.	8,579	61,168
Baxter International, Inc.	7,670	425,532
Belden, Inc.	36,700	1,439,007
Berkshire Hathaway, Inc., Class B*	5,900	462,383
Best Buy Co., Inc.[1]	46,400	1,111,280
BMC Software, Inc.1,*	33,700	1,221,288
BorgWarner, Inc.*	7,513	560,695
Calpine Corp.*	25,506	372,388
Carlisle Cos., Inc.	32,200	1,536,906
Caterpillar, Inc.	506	55,215
Celgene Corp.*	6,316	459,173
CF Industries Holdings, Inc.[1]	6,602	1,171,063
Chevron Corp.	1,762	181,627
Cigna Corp.[1]	400	17,932
Citigroup, Inc.	14,876	456,991
ConocoPhillips[1]	3,000	204,630
Corn Products International, Inc.	1,100	61,039
Coventry Health Care, Inc.1,*	21,500	646,505
CSX Corp.	1,492	33,645
Darden Restaurants, Inc.[1]	17,200	788,964
Deere & Co.	190	16,369
Deltic Timber Corp.	6,099	415,464
Dendreon Corp.*	5,606	76,129
Diebold, Inc.	10,000	316,900
Dr. Pepper Snapple Group, Inc.[1]	19,598	760,794
El Paso Corp.	5,500	147,785
EMC Corp.*	18,838	485,267
Emerson Electric Co.	604	31,034
EOG Resources, Inc.	3,955	419,784
Equinix, Inc.*	2,654	318,374
Exxon Mobil Corp.[1]	8,884	743,946
Fiserv, Inc.*	24,900	1,565,961
Ford Motor Co.	21,559	267,763
GATX Corp.	28,078	1,205,669
General Dynamics Corp.[1]	1,400	96,824
General Electric Co.	2,274	42,547
General Mills, Inc.	1,667	66,397
Gilead Sciences, Inc.1,*	1,700	83,028
Google, Inc., Class A*	428	248,287
Graphic Packaging Holding Co.*	8,200	41,082
Green Mountain Coffee Roasters, Inc.1,*	13,200	704,088
Harris Corp.[1]	22,100	906,100
HollyFrontier Corp.[1]	30,400	891,936
Honeywell International, Inc.	774	44,923
Humana, Inc.[1]	18,100	1,611,262
Intel Corp.[1]	1,400	36,988

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Intrepid Potash, Inc.*	569	$13,593
J.B. Hunt Transport Services, Inc.	8,572	437,772
JPMorgan Chase & Co.	31,289	1,167,080
Kinder Morgan Management LLC*	1,644	126,511
KLA-Tencor Corp.[1]	1,800	92,034
L-3 Communications Holdings, Inc.[1]	16,488	1,166,361
Liberty Global, Inc., Series C*	34,600	1,527,936
Lockheed Martin Corp.	228	18,769
Lorillard, Inc.[1]	2,900	311,431
Lowe's Cos., Inc.	12,808	343,639
Marathon Oil Corp.[1]	38,600	1,211,654
MasterCard, Inc., Class A	1,502	534,066
Mattel, Inc.	71,200	2,207,200
Maxim Integrated Products, Inc.	59,300	1,591,612
Mead Johnson Nutrition Co., Class A	5,489	406,680
Monsanto Co.	10,445	857,012
Monster Beverage Corp.1,*	13,100	1,369,081
News Corp., Class B	23,804	463,464
NextEra Energy, Inc.	1,900	113,715
Nordstrom, Inc.[1]	17,600	869,088
Occidental Petroleum Corp.	6,741	672,550
ON Semiconductor Corp.*	60,436	525,793
Penn National Gaming, Inc.*	10,435	427,209
Pentair, Inc.[1]	7,900	290,878
PepsiCo, Inc.	2,921	191,822
Pfizer, Inc.	22,866	489,332
PG&E Corp.	2,200	89,452
Pinnacle West Capital Corp.[1]	17,700	836,502
Polycom, Inc.*	16,897	337,095
priceline.com, Inc.*	866	458,530
QUALCOMM, Inc.	11,786	693,253
Ralcorp Holdings, Inc.*	11,600	1,014,420
Range Resources Corp.	5,191	298,586
Raytheon Co.	614	29,466
Safeway, Inc.[1]	31,400	690,172
SEACOR Holdings, Inc.*	6,150	562,909
Sealed Air Corp.[1]	400	7,972
Silgan Holdings, Inc.	1,400	58,184
Smithfield Foods, Inc.*	2,813	62,814
Sohu.com, Inc.*	3,239	193,109
Starbucks Corp.	7,184	344,329
Synopsys, Inc.1,*	15,200	443,536
The Boeing Co.	8,142	603,974
The Estee Lauder Cos., Inc., Class A	8,023	464,772
The Goldman Sachs Group, Inc.	7,989	890,534
The Home Depot, Inc.	4,770	211,740
The Mosaic Co.	4,136	231,492
Time Warner Cable, Inc.[1]	19,027	1,402,670
Tyson Foods, Inc., Class A	1,370	25,537
UGI Corp.	3,270	87,996
Union Pacific Corp.	535	61,156
United Continental Holdings, Inc.1,*	47,900	1,106,490
United Parcel Service, Inc., Class B	4,189	316,898

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
United Technologies Corp.	522	$40,899
Unum Group[1]	5,300	120,999
Urban Outfitters, Inc.*	11,835	313,628
US Bancorp	16,496	465,517
Valero Energy Corp.[1]	35,300	846,847
VeriSign, Inc.[1]	30,100	1,115,506
Virgin Media, Inc.	22,916	546,317
Visa, Inc., Class A Shares	4,262	428,928
VMware, Inc., Class A1,*	11,400	1,040,478
Walter Energy, Inc.	4,353	300,923
Watson Pharmaceuticals, Inc.1,*	11,300	662,519
Websense, Inc.*	11,100	209,790
Wells Fargo & Co.	67,892	1,983,125
Western Union Co.	10,734	205,019
Weyerhaeuser Co.	595	11,912
Whiting Petroleum Corp.*	4,154	208,074
Wisconsin Energy Corp.	2,720	92,480
Zep, Inc.	12,200	199,836
Total United States common stocks		74,495,722
Total common stocks (cost—$165,155,219)		172,831,174
Preferred stocks—0.16%
Brazil—0.06%
Banco do Estado do Rio Grande do Sul SA	4,600	52,972
Companhia Energetica de Minas Gerais	6,300	127,536
Companhia Paranaense de Energia	4,400	102,118
Total Brazil preferred stocks		282,626
Germany—0.10%
Henkel AG & Co. KGaA	8,225	507,273
Total preferred stocks (cost—$769,576)		789,899
Investment company—0.12%
United States—0.12%
Financial Select Sector SPDR Fund (cost—$564,886)	43,300	608,798
	Face amount[4]
US government obligations—11.16%
US Treasury Bonds 3.125%, due 11/15/41	9,500,000	9,847,339
4.750%, due 02/15/41	100,000	136,828
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	1,684,644	2,086,590
2.000%, due 01/15/26	455,944	575,843
2.125%, due 02/15/40	1,486,328	2,071,106
2.125%, due 02/15/41	516,540	724,367
2.375%, due 01/15/25	1,452,254	1,896,326
3.875%, due 04/15/29	2,642,285	4,228,689

	Face amount[4]	Value
US government obligations—(concluded)
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/15	1,931,308	$2,050,052
0.625%, due 04/15/13	3,096,523	3,170,548
1.125%, due 01/15/21	491,250	561,790
1.250%, due 07/15/20	2,022,872	2,342,738
1.375%, due 07/15/18	4,219,641	4,875,994
1.625%, due 01/15/15	1,385,055	1,512,198
1.875%, due 07/15/13	739,074	777,818
2.000%, due 01/15/14	489,756	523,580
2.000%, due 07/15/14	720,126	784,375
2.375%, due 01/15/17	1,503,266	1,775,498
3.000%, due 07/15/12	2,112,635	2,161,490
US Treasury Notes 0.125%, due 08/31/13	300,000	299,637
0.875%, due 11/30/16	300,000	302,930
0.875%, due 12/31/16	400,000	403,531
1.000%, due 08/31/16	2,300,000	2,340,250
1.000%, due 09/30/16	9,300,000	9,456,937
1.000%, due 10/31/16	200,000	203,203
2.000%, due 11/15/21	1,500,000	1,526,250
Total US government obligations (cost—$53,502,777)		56,635,907
Federal home loan mortgage corporation certificates**—0.38%
FHLMC 0.700%, due 11/04/13	500,000	500,264
4.500%, due 05/01/23	13,313	14,186
5.000%, due 11/01/16	6,206	6,664
5.000%, due 01/01/17	12,095	12,997
5.000%, due 02/01/17	27,736	29,817
5.000%, due 03/01/17	20,268	21,782
5.000%, due 04/01/17	49,360	53,214
5.000%, due 09/01/17	140,164	151,057
5.000%, due 10/01/17	302,292	325,918
5.000%, due 11/01/17	239,891	257,503
5.000%, due 12/01/17	64,764	69,966
5.000%, due 01/01/18	29,928	32,490
5.000%, due 02/01/18	98,484	106,881
5.000%, due 03/01/18	54,350	59,018
5.000%, due 04/01/18	41,157	44,632
5.000%, due 05/01/18	16,842	18,288
5.000%, due 06/01/18	17,221	18,700
5.000%, due 07/01/18	45,366	49,262
5.000%, due 08/01/18	15,843	17,176
5.000%, due 10/01/18	6,503	7,054
5.000%, due 11/01/18	12,006	13,038
5.500%, due 01/01/20	99,217	108,452
Total federal home loan mortgage corporation certificates (cost—$1,889,378)		1,918,359
Federal national mortgage association certificates**—2.11%
FNMA 2.800%, due 03/01/18	295,265	310,651

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]	Value
Federal national mortgage association certificates**—(concluded)
3.416%, due 10/01/20	197,504	$212,554
3.632%, due 12/01/20	98,791	107,625
3.840%, due 05/01/18	210,000	231,281
4.000%, due 12/01/40	64,394	68,142
4.000%, due 01/01/42	998,347	1,056,765
4.250%, due 01/01/21	296,023	331,745
4.270%, due 01/01/21	296,103	332,239
4.290%, due 02/01/21	197,710	222,131
4.301%, due 01/01/21	296,907	335,142
4.500%, due 07/01/41	334,270	357,643
4.500%, due 08/01/41	220,746	236,181
4.500%, due 10/01/41	335,356	358,804
5.000%, due 09/01/17	18,417	19,924
5.000%, due 10/01/17	164,484	177,944
5.000%, due 12/01/17	864,874	935,650
5.000%, due 01/01/18	427,883	462,896
5.000%, due 02/01/18	448,001	484,661
5.000%, due 03/01/18	280,876	303,862
5.000%, due 04/01/18	416,409	448,656
5.000%, due 05/01/18	35,500	38,405
5.000%, due 06/01/18	34,210	37,009
5.000%, due 01/01/20	9,012	9,758
6.000%, due 03/01/32	144	161
6.000%, due 05/01/33	5,158	5,750
6.000%, due 12/01/33	2,679	2,986
6.000%, due 08/01/35	434	480
FNMA ARM 2.476%, due 04/01/37	1,714,692	1,817,146
2.498%, due 11/01/34	722,458	768,181
FNMA TBA 3.000%	1,000,000	1,042,344
Total federal national mortgage association certificates (cost—$10,338,313)		10,716,716
Collateralized mortgage obligations—2.47%
American Home Mortgage Assets, Series 2006-3, Class 1A1 1.167%, due 10/25/46[5]	593,174	330,387
Series 2006-3, Class 2A11
1.137%, due 10/25/46[5]	648,213	317,954
Series 2006-4, Class 1A11
0.466%, due 10/25/46[5]	1,027,947	485,888
Series 2007-1, Class A1
0.897%, due 02/25/47[5]	630,345	269,036
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.646%, due 10/25/34[5]	20,203	18,826
Series 2005-4, Class 1A1
0.566%, due 11/25/45[5]	760,397	452,773
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.561%, due 06/20/47[5]	600,000	263,463

	Face amount[4]		Value
Collateralized mortgage obligations—(continued)
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36		885,525	$585,095
Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1 0.536%, due 12/25/35[5]		840,879	566,211
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36		245,942	175,642
Series 2006-5T2, Class A3 6.000%, due 04/25/36		546,591	441,272
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-14, Class A19 6.000%, due 09/25/37		506,489	454,166
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21		715,317	564,762
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.671%, due 11/19/44[5]		1,024,946	660,429
Series 2006-AR2, Class 2A1A 0.481%, due 10/19/36[5]		484,778	290,982
FHLMC Multifamily Structured Pass Through Certificates**, Series K703, Class A2 2.699%, due 05/25/18		300,000	314,408
FHLMC REMIC**, Series 2882, Class UL 4.500%, due 02/15/19		1,772,800	1,821,908
FNMA REMIC**, Series 2009-70, Class AL 5.000%, due 08/25/19		1,082,130	1,160,499
Granite Mortgages PLC, Series 2004-2, Class 3A 1.390%, due 06/20/44[5]	GBP	71,611	108,748
Series 2004-3, Class 3A1 1.430%, due 09/20/44[5]	GBP	42,839	65,460
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.496%, due 06/25/37[5]		485,744	289,287
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A 0.621%, due 06/20/35[5]		465,968	362,236
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.696%, due 12/25/36[5]		1,089,070	460,203
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 6.459%, due 11/25/37[5]		464,774	203,188
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37		697,682	505,425
Sequoia Mortgage Trust, Series 2004-10, Class A3A 0.928%, due 11/20/34[5]		98,048	85,067

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]	Value
Collateralized mortgage obligations—(concluded)
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 1.007%, due 07/25/47[5]	732,493	$457,795
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,063,630	819,885
Total collateralized mortgage obligations (cost—$15,896,825)		12,530,995
Asset-backed securities—2.43%
Access Group, Inc., Series 2002-1, Class A2 0.754%, due 09/25/25[5]	270,769	269,659
Series 2003-1, Class A2 0.834%, due 12/27/16[5]	359,193	357,222
AH Mortgage Advance Trust, Series SART-1, Class A1 2.630%, due 05/10/42[6]	300,000	299,062
Series SART-2, Class A1 3.270%, due 09/15/43[6]	300,000	298,921
Bank of America Auto Trust, Series 2009-2A, Class A3 2.130%, due 09/15/13[2,7]	192,163	192,602
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A2 0.654%, due 12/26/18[5]	519,500	516,134
Series 2005-2, Class A10 0.694%, due 12/26/19[5]	600,000	588,158
Series 2005-2, Class A9 0.674%, due 12/26/17[5]	621,247	617,032
Series 2005-3, Class A14 0.684%, due 09/25/23[5]	286,912	283,852
Series 2011-2, Class A2 1.410%, due 07/25/29[5]	600,000	584,408
Brazos Student Loan Finance Corp., Series 2010-1, Class A1 1.474%, due 06/25/35[5]	785,373	778,250
College Loan Corp. Trust, Series 2004-1, Class A3 0.720%, due 04/25/21[5]	817,249	815,513
Series 2005-1, Class A2 0.660%, due 07/25/24[5]	1,000,000	990,025
Series 2005-2, Class A2 0.677%, due 10/15/21[5]	114,062	113,725
Education Funding Capital Trust, Series 2003-3, Class A3 0.816%, due 03/16/20[5]	274,424	274,389
Series 2004-1, Class A2 0.706%, due 12/15/22[5]	377,228	374,917
Educational Funding of the South, Inc., Series 2011-1, Class A2 1.210%, due 04/25/35[5]	700,000	646,007

	Face amount[4]		Value
Asset-backed securities—(concluded)
GCO Education Loan Funding Trust, Series 2005-1, Class A3L 0.586%, due 11/25/20[5]		547,447	$545,781
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37		39,733	29,076
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37		78,254	54,796
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.481%, due 11/20/36[5]		235,156	207,767
Northstar Education Finance, Inc., Series 2004-2, Class A1 0.673%, due 04/28/16[5]		496,898	483,547
SLM Student Loan Trust, Series 2004-9, Class A4 0.690%, due 04/25/17[5]		20,442	20,438
Series 2011-2, Class A2 1.476%, due 10/25/34[5]		100,000	95,340
Suntrust Student Loan Trust, Series 2006-1A, Class A2 0.653%, due 07/28/20[5,6]		319,221	318,098
US Education Loan Trust LLC, Series 2006-1, Class A2 0.657%, due 03/01/25[5,6]		355,619	344,813
Wachovia Student Loan Trust, Series 2005-1, Class A4 0.670%, due 07/27/20[5]		835,318	830,244
World Financial Network Credit Card Master Trust, Series 2006-A, Class A 0.415%, due 02/15/17[5,6]		1,000,000	991,307
Series 2009-B, Class A 3.790%, due 05/15/16		400,000	405,655
Total asset-backed securities (cost—$12,421,348)			12,326,738
Corporate notes—6.77%
Australia—0.03%
Australia & New Zealand Banking Group Ltd. 3.750%, due 03/10/17	EUR	80,000	108,138
Santos Finance Ltd. 8.250%, due 09/22/70[5]	EUR	50,000	63,440
Total Australia corporate notes			171,578
Belgium—0.04%
Anheuser-Busch InBev SA 6.570%, due 02/27/14	EUR	150,000	215,482
Bermuda—0.03%
Intelsat Luxembourg SA 11.500%, due 02/04/17[8]		150,000	150,750
Canada—0.24%
Canadian Imperial Bank of Commerce 1.500%, due 12/12/14[6]		1,000,000	1,014,930

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
Canada—(concluded)
Trinidad Drilling Ltd. 7.875%, due 01/15/19[6]		200,000	$212,000
Total Canada corporate notes			1,226,930
Cayman Islands—0.07%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16	EUR	50,000	69,608
Thames Water Utilities Ltd. 3.250%, due 11/09/16	EUR	50,000	67,698
Transocean, Inc. 6.375%, due 12/15/21		200,000	226,796
Total Cayman Islands corporate notes			364,102
Czech Republic—0.03%
CEZ AS 4.500%, due 06/29/20	EUR	100,000	136,220
Denmark—0.13%
AP Moeller - Maersk A/S 4.875%, due 10/30/14	EUR	60,000	82,836
Carlsberg Breweries A/S 6.000%, due 05/28/14	EUR	50,000	70,896
Danske Bank A/S 4.100%, due 03/16/18[5]	EUR	60,000	74,579
4.750%, due 06/04/14	EUR	100,000	137,847
Dong Energy A/S 4.875%, due 05/07/14	EUR	80,000	111,876
7.750%, due 06/01/3010[5]	EUR	25,000	35,154
TDC A/S 4.375%, due 02/23/18[3]	EUR	100,000	139,998
Total Denmark corporate notes			653,186
France—0.88%
Aeroports de Paris 3.875%, due 02/15/22	EUR	100,000	132,270
Alstom SA 4.000%, due 09/23/14	EUR	100,000	135,508
Areva SA 3.875%, due 09/23/16	EUR	100,000	124,865
ASF 7.375%, due 03/20/19	EUR	50,000	79,606
AXA SA 4.500%, due 01/23/15	EUR	50,000	69,157
5.250%, due 04/16/40[5]	EUR	100,000	104,725
BNP Paribas SA 4.730%, due 04/12/16[5,9]	EUR	50,000	51,015
Bouygues SA 3.641%, due 10/29/19	EUR	100,000	129,918
Carrefour SA 3.875%, due 04/25/21	EUR	50,000	60,804
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	200,000	268,342
Cie de St-Gobain 4.500%, due 09/30/19	EUR	230,000	307,369
CNP Assurances 6.875%, due 09/30/41[5]	EUR	100,000	96,357

	Face amount[4]		Value
Corporate notes—(continued)
France—(concluded)
Credit Agricole SA 3.900%, due 04/19/21	EUR	100,000	$105,577
Electricite de France 3.875%, due 01/18/22	EUR	100,000	133,107
6.250%, due 01/25/21	EUR	100,000	157,506
Eutelsat SA 5.000%, due 01/14/19	EUR	100,000	140,552
France Telecom SA 3.375%, due 09/16/22	EUR	50,000	64,516
8.125%, due 01/28/33	EUR	50,000	89,112
GDF Suez 3.500%, due 10/18/22	EUR	100,000	133,242
Lafarge SA 8.875%, due 05/27/14[10]	EUR	60,000	86,135
Lagardere SCA 4.875%, due 10/06/14	EUR	50,000	65,808
PPR 3.750%, due 04/08/15	EUR	194,000	262,707
RCI Banque SA 3.250%, due 01/17/14[3]	EUR	30,000	39,321
4.000%, due 01/25/16	EUR	50,000	64,315
4.000%, due 12/02/13	EUR	140,000	186,357
Schneider Electric SA 3.750%, due 07/12/18	EUR	100,000	137,279
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	126,070
Societe Generale SA 2.500%, due 01/15/14[3]		160,000	155,668
3.750%, due 08/21/14	EUR	50,000	66,905
4.750%, due 03/02/21	EUR	100,000	133,173
9.375%, due 09/12/15[5,9]	EUR	50,000	57,665
Suez Environnement Co. 4.125%, due 06/24/22	EUR	50,000	69,327
4.820%, due 09/12/15[5,9]	EUR	50,000	61,389
Unibail-Rodamco SE 3.375%, due 03/11/15	EUR	90,000	120,771
Veolia Environnement 5.250%, due 04/24/14	EUR	160,000	223,057
Vivendi SA 4.125%, due 07/18/17	EUR	100,000	134,232
4.250%, due 12/01/16	EUR	50,000	68,658
Total France corporate notes			4,442,385
Germany—0.08%
RWE AG 4.625%, due 09/28/15[5,9]	EUR	75,000	93,689
Thyssenkrupp AG 8.000%, due 06/18/14	EUR	120,000	173,917
Volkswagen Leasing GmbH 2.750%, due 07/13/15	EUR	100,000	133,792
Total Germany corporate notes			401,398
Ireland—0.18%
Ardagh Glass Finance PLC 9.250%, due 07/01/16[3]	EUR	50,000	70,308

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
Ireland—(concluded)
Banesto Financial Product PLC 4.000%, due 05/08/12	EUR	60,000	$78,765
Bord Gais Eireann 5.750%, due 06/16/14	EUR	50,000	65,059
GE Capital European Funding 3.750%, due 04/04/16	EUR	50,000	68,644
5.250%, due 01/31/13	EUR	200,000	270,828
6.000%, due 01/15/19	EUR	50,000	75,864
LeasePlan Finance N.V. 3.750%, due 03/18/13	EUR	60,000	79,022
The Governor & Co. of the Bank of Ireland 2.750%, due 03/02/12[6]		180,000	179,230
4.625%, due 04/08/13	EUR	20,000	24,461
Total Ireland corporate notes			912,181
Italy—0.26%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24	EUR	50,000	59,943
Banco Popolare SC 4.000%, due 04/06/13	EUR	100,000	128,127
Enel SpA 5.250%, due 01/14/15	EUR	230,000	315,647
ENI SpA 3.500%, due 01/29/18	EUR	50,000	65,455
Intesa Sanpaolo SpA 3.375%, due 01/19/15	EUR	50,000	63,555
5.750%, due 05/28/18[5]	EUR	150,000	169,719
8.375%, due 10/14/19[5,9]	EUR	50,000	52,028
Telecom Italia Capital SA 5.250%, due 11/15/13		120,000	120,600
Telecom Italia SpA 8.250%, due 03/21/16	EUR	60,000	84,417
UniCredit SpA 4.250%, due 07/31/18	EUR	100,000	124,562
5.250%, due 04/30/23[3]	EUR	100,000	127,175
Total Italy corporate notes			1,311,228
Jersey—0.10%
ASIF III Jersey Ltd. 4.750%, due 09/11/13	EUR	50,000	65,978
BAA Funding Ltd. 3.975%, due 02/15/12[3]	EUR	90,000	117,772
4.125%, due 10/12/16	EUR	50,000	66,951
HSBC Capital Funding LP 5.130%, due 03/29/16[5,9]	EUR	60,000	70,635
5.369%, due 03/24/14[5,9]	EUR	175,000	209,451
Total Jersey corporate notes			530,787
Luxembourg—0.16%
ArcelorMittal 8.250%, due 06/03/13	EUR	50,000	69,909
9.375%, due 06/03/16	EUR	50,000	75,664
Fiat Finance & Trade Ltd. SA 9.000%, due 07/30/12	EUR	60,000	80,250

	Face amount[4]		Value
Corporate notes—(continued)
Luxembourg—(concluded)
Finmeccanica Finance 5.750%, due 12/12/18	EUR	60,000	$72,989
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15		50,000	73,333
Intelsat Jackson Holdings SA 7.250%, due 04/01/19[6]		200,000	209,000
Wind Acquisition Finance SA 7.375%, due 02/15/18[3]	EUR	100,000	119,359
Zinc Capital SA 8.875%, due 05/15/18[3]	EUR	100,000	112,492
Total Luxembourg corporate notes			812,996
Mexico—0.06%
America Movil SAB de C.V. 4.125%, due 10/25/19	EUR	100,000	138,068
Geo Maquinaria 9.625%, due 05/02/21[6]		198,500	175,673
Total Mexico corporate notes			313,741
Netherlands—0.80%
ABN Amro Bank N.V. 3.625%, due 10/06/17	EUR	110,000	144,366
4.250%, due 04/11/16	EUR	100,000	136,073
6.375%, due 04/27/21	EUR	100,000	132,505
Allianz Finance II BV 4.750%, due 07/22/19	EUR	50,000	72,822
5.750%, due 07/08/41[5]	EUR	100,000	119,896
6.125%, due 05/31/22[5]	EUR	100,000	129,497
BMW Finance N.V. 4.000%, due 09/17/14	EUR	100,000	138,156
Conti-Gummi Finance BV 7.500%, due 09/15/17[3]	EUR	50,000	68,019
Daimler International Finance BV 7.875%, due 01/16/14	EUR	170,000	247,354
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	100,000	150,167
E.ON International Finance BV 4.875%, due 01/28/14	EUR	50,000	69,688
5.250%, due 09/08/15	EUR	40,000	58,614
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[5,9]	EUR	50,000	55,919
Elsevier Finance (ELM BV) 6.500%, due 04/02/13	EUR	50,000	68,824
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	134,718
Eureko BV 7.375%, due 06/16/14	EUR	50,000	70,566
ING Bank N.V. 2.500%, due 01/14/16[6]		500,000	500,449
3.375%, due 03/03/15	EUR	120,000	159,180
4.625%, due 03/15/19[5]	EUR	60,000	70,635
KBC IFIMA N.V. 3.875%, due 03/31/15	EUR	90,000	115,023
Koninklijke KPN N.V. 4.750%, due 01/17/17	EUR	120,000	168,425

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
Netherlands—(concluded)
LeasePlan Corp. N.V. 3.875%, due 09/16/15	EUR	50,000	$65,246
Linde Finance BV 7.375%, due 07/14/66[5]	EUR	60,000	87,312
Metro AG 4.250%, due 02/22/17	EUR	30,000	40,962
Metro Finance BV 9.375%, due 11/28/13	EUR	50,000	73,643
OI European Group BV 6.750%, due 09/15/20[3]	EUR	100,000	134,402
Portugal Telecom International Finance BV 3.750%, due 03/26/12	EUR	100,000	130,318
Rabobank Nederland 3.500%, due 10/17/18	EUR	96,000	127,448
8.375%, due 07/26/16[5,9]		110,000	113,102
RWE Finance BV 4.625%, due 07/23/14	EUR	100,000	140,330
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	50,000	68,162
SNS Bank N.V. 3.625%, due 07/18/13	EUR	10,000	12,703
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	64,853
Volkswagen International Finance NV 2.125%, due 01/19/15	EUR	98,000	129,493
Ziggo Bond Co. 8.000%, due 05/15/18[3]	EUR	60,000	82,211
Total Netherlands corporate notes			4,081,081
New Zealand—0.03%
Westpac Securities NZ Ltd. 3.875%, due 03/20/17	EUR	100,000	134,078
Norway—0.31%
DnB NOR Bank ASA 4.375%, due 02/24/21[3]	EUR	110,000	149,242
DnB NOR Boligkreditt 2.100%, due 10/14/15[6]		400,000	399,848
Nordea Eiendomskreditt AS 1.875%, due 04/07/14[6]		200,000	201,266
Sparebank 1 Boligkreditt AS 2.625%, due 05/27/16[6]		800,000	809,823
Total Norway corporate notes			1,560,179
Spain—0.22%
Banco Bilbao Vizcaya Argentaria SA 4.250%, due 03/30/15	EUR	50,000	66,832
BBVA Senior Finance SAU 3.250%, due 04/23/15	EUR	100,000	127,037
Gas Natural Capital Markets SA 4.125%, due 01/26/18	EUR	100,000	125,207
Iberdrola Finanzas SAU 4.625%, due 04/07/17	EUR	100,000	134,454
4.875%, due 03/04/14	EUR	100,000	134,885

	Face amount[4]		Value
Corporate notes—(continued)
Spain—(concluded)
Santander International Debt SAU 3.381%, due 12/01/15	EUR	100,000	$126,364
3.500%, due 08/12/14	EUR	100,000	129,845
Telefonica Emisiones SAU 3.661%, due 09/18/17	EUR	50,000	62,197
4.375%, due 02/02/16	EUR	50,000	66,058
5.580%, due 06/12/13	EUR	100,000	134,769
Total Spain corporate notes			1,107,648
Sweden—0.18%
Akzo Nobel Sweden Finance AB 7.750%, due 01/31/14[10]	EUR	100,000	145,347
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	122,761
6.250%, due 09/10/18[5]	EUR	100,000	135,637
Sandvik AB 6.875%, due 02/25/14	EUR	50,000	71,733
Skandinaviska Enskilda Banken AB 2.500%, due 09/01/15	EUR	100,000	130,049
Svenska Handelsbanken AB 4.375%, due 10/20/21	EUR	100,000	138,070
TeliaSonera AB 3.875%, due 10/01/25	EUR	50,000	67,250
Volvo Treasury AB 9.875%, due 02/27/14	EUR	60,000	89,572
Total Sweden corporate notes			900,419
Switzerland—0.05%
Credit Suisse AG Guernsey 5.860%, due 05/15/17[5,9]		150,000	130,500
Credit Suisse London 4.750%, due 08/05/19	EUR	80,000	112,304
Total Switzerland corporate notes			242,804
United Kingdom—0.78%
Anglian Water Services Financing PLC 4.625%, due 10/07/13	EUR	80,000	109,485
Aviva PLC 5.250%, due 10/02/23[5]	EUR	60,000	75,736
5.700%, due 09/29/15[5,9]	EUR	40,000	41,022
Bank of Scotland PLC 5.250%, due 02/21/17[6]		200,000	211,019
Barclays Bank PLC 5.250%, due 05/27/14	EUR	75,000	104,336
6.000%, due 01/23/18	EUR	60,000	76,785
BAT International Finance PLC 3.625%, due 11/09/21	EUR	100,000	135,237
BG Energy Capital PLC 3.000%, due 11/16/18	EUR	100,000	135,001
Brambles Finance PLC 4.625%, due 04/20/18	EUR	100,000	143,292
British Telecommunications PLC 6.125%, due 07/11/14	EUR	50,000	71,810
Experian Finance PLC 4.750%, due 02/04/20	EUR	50,000	71,236

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Corporate notes—(continued)
United Kingdom—(concluded)
Hammerson PLC 4.875%, due 06/19/15	EUR	110,000	$150,358
HSBC Bank PLC 3.125%, due 11/15/17	EUR	150,000	198,001
3.750%, due 11/30/16	EUR	100,000	136,157
HSBC Holdings PLC 6.000%, due 06/10/19	EUR	65,000	92,184
Imperial Tobacco Finance PLC 4.500%, due 07/05/18	EUR	100,000	139,952
7.250%, due 09/15/14	EUR	150,000	220,401
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19	EUR	50,000	76,357
Legal & General Group PLC 4.000%, due 06/08/25[5]	EUR	50,000	57,561
Lloyds TSB Bank PLC 6.250%, due 04/15/14	EUR	160,000	221,552
6.500%, due 03/24/20	EUR	90,000	100,333
Mondi Finance Ltd. 5.750%, due 04/03/17	EUR	60,000	82,996
National Grid PLC 6.500%, due 04/22/14	EUR	100,000	143,721
Nationwide Building Society 3.750%, due 01/20/15	EUR	50,000	66,285
6.750%, due 07/22/20	EUR	60,000	70,826
Rexam PLC 4.375%, due 03/15/13[1]	EUR	110,000	147,147
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	170,000	223,546
6.000%, due 05/10/13	EUR	90,000	118,723
SABMiller PLC 4.500%, due 01/20/15	EUR	50,000	70,002
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	80,000	111,531
Standard Chartered PLC 5.750%, due 04/30/14	EUR	100,000	140,266
Tesco PLC 3.375%, due 11/02/18	EUR	100,000	136,452
United Utilities Water PLC 4.250%, due 01/24/20	EUR	50,000	70,786
Total United Kingdom corporate notes			3,950,096
United States—2.11%
ACCO Brands Corp. 10.625%, due 03/15/15		175,000	194,267
Bank of America Corp. 4.750%, due 04/03/17	EUR	100,000	129,018
5.125%, due 09/26/14	EUR	100,000	134,313
Burlington Coat Factory Warehouse Corp. 10.000%, due 02/15/19		125,000	118,750
Case New Holland, Inc. 7.750%, due 09/01/13		125,000	135,313
Casella Waste Systems, Inc. 11.000%, due 07/15/14		150,000	163,500

	Face amount[4]		Value
Corporate notes—(continued)
United States—(continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, due 01/15/19		150,000	$159,375
CHS/Community Health Systems 8.875%, due 07/15/15		226,000	235,040
Citigroup Capital XXI 8.300%, due 12/21/57[5]		285,000	290,073
Citigroup, Inc. 4.000%, due 11/26/15	EUR	100,000	132,340
4.750%, due 05/31/17[5]	EUR	90,000	99,477
7.375%, due 06/16/14	EUR	230,000	329,045
Energy Transfer Partners LP 5.200%, due 02/01/22		200,000	211,205
Enterprise Products Operating LLC 8.375%, due 08/01/66[5]		200,000	216,000
Equinix, Inc. 7.000%, due 07/15/21		250,000	271,250
Ford Motor Co. 7.450%, due 07/16/31		250,000	308,125
Fresenius Medical Care US Finance, Inc. 6.500%, due 09/15/18[6]		50,000	53,625
Frontier Communications Corp. 8.250%, due 04/15/17		300,000	302,250
GE Capital Trust II 5.500%, due 09/15/67[3,5]	EUR	50,000	57,423
HCA, Inc. 7.875%, due 02/15/20		125,000	136,719
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	133,447
HVB Funding Trust VIII
7.055%, due 03/28/12[5,9]	EUR	55,000	69,065
IPALCO Enterprises, Inc. 5.000%, due 05/01/18		100,000	98,625
JP Morgan Chase & Co. 6.125%, due 04/01/14	EUR	200,000	282,709
JP Morgan Chase Bank N.A. 4.625%, due 05/31/17[5]	EUR	150,000	181,492
Kraft Foods, Inc. 6.250%, due 03/20/15	EUR	50,000	73,087
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	54,611
4.875%, due 05/30/14	EUR	100,000	132,569
MetLife Global Funding I 4.625%, due 05/16/17	EUR	50,000	69,320
Morgan Stanley 4.000%, due 11/17/15	EUR	255,000	327,362
4.500%, due 02/23/16	EUR	100,000	128,227
National City Preferred Capital Trust I 12.000%, due 12/10/12[5,9]		300,000	319,947
Newfield Exploration Co. 7.125%, due 05/15/18		100,000	105,500
Nextel Communications, Inc., Series C 5.950%, due 03/15/14		275,000	272,250

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Corporate notes—(concluded)
United States—(concluded)
Nielsen Finance LLC/Nielsen Finance Co. 11.500%, due 05/01/16		166,000	$190,485
Pemex Project Funding Master Trust 6.375%, due 08/05/16[3]	EUR	80,000	114,585
Plains Exploration & Production Co. 7.625%, due 06/01/18		250,000	267,500
ProLogis LP 1.875%, due 11/15/37		175,000	173,250
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[5]		150,000	150,336
Regency Energy Partners LP/Regency Energy Finance Corp. 9.375%, due 06/01/16		250,000	277,500
Regions Bank 7.500%, due 05/15/18		250,000	260,625
Regions Financial Corp. 5.750%, due 06/15/15		125,000	127,550
Rensselaer Polytechnic Institute 5.600%, due 09/01/20		375,000	420,795
Reynolds Group Issuance, Inc. 8.250%, due 02/15/21[6]		100,000	94,750
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	130,000	222,551
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000%, due 07/15/17[6]		175,000	203,000
SandRidge Energy, Inc. 7.500%, due 03/15/21		400,000	406,000
SLM Corp. 3.125%, due 09/17/12	EUR	50,000	64,657
Sprint Nextel Corp. 9.000%, due 11/15/18[6]		130,000	140,075
Swiss Re Treasury (US) 7.000%, due 05/19/14	EUR	50,000	72,270
Tenet Healthcare Corp. 6.250%, due 11/01/18[6]		150,000	157,125
The Procter & Gamble Co. 4.875%, due 05/11/27	EUR	75,000	114,401
US Bank N.A. 4.375%, due 02/28/17[5]	EUR	100,000	120,995
Wachovia Corp. 4.375%, due 11/27/18	EUR	50,000	62,910
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	92,245
Windstream Corp. 7.750%, due 10/01/21		400,000	432,000
WPX Energy, Inc. 5.250%, due 01/15/17[6]		50,000	50,000
ZFS Finance USA Trust IV 5.875%, due 05/09/32[2,5,7]		500,000	487,500
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[5]	EUR	80,000	104,543
Total United States corporate notes			10,732,967
Total corporate notes (cost—$34,362,310)			34,352,236

	Face amount[4]		Value
Structured note—0.13%
Brazil—0.13%
HSBC Bank USA, 6.000%, due 08/15/40 (linked to Nota do Tesouro Nacional, 6.000%, due 08/15/40)[5] (cost—$562,822)	BRL	490,000	$656,300
Municipal bonds and notes—0.35%
United States—0.35%
Brazos Higher Education Authority, Series I-A-2 0.734%, due 06/27/22[5]		566,991	565,086
California (Build America Bonds) 7.625%, due 03/01/40		20,000	27,046
Pennsylvania Higher Education Assistance Agency Student Loan Revenue, Series 2, Class A-1 1.160%, due 04/25/19[5]		315,974	302,293
South Carolina Student Loan Corp. Education Loan Revenue, Series A-1 0.627%, due 12/03/18[5]		884,409	872,018
Total municipal bonds and notes (cost—$1,774,035)			1,766,443
Non-US government obligations—2.79%
Australia—0.10%
Australia Index Linked Government Bond 3.000%, due 09/20/25	AUD	360,000	503,154
Germany—0.35%
Bundesobligation Series 156 2.500%, due 02/27/15	EUR	450,000	627,071
Series 161 1.250%, due 10/14/16	EUR	300,000	402,323
Bundesrepublik Deutschland 2.250%, due 09/04/20	EUR	230,000	316,436
Series 07 4.250%, due 07/04/17		25,000	38,503
Series 94 6.250%, due 01/04/24	EUR	120,000	225,858
Series 98 4.750%, due 07/04/28		100,000	170,203
Total Germany			1,780,394
Ivory Coast—0.09%
Ivory Coast Government International Bond 2.500%, due 12/31/32[2,3,10,11]		785,000	451,375
Malaysia—0.17%
Malaysia Government Bond 3.434%, due 08/15/14	MYR	2,550,000	848,575
Mexico—1.36%
Mexican Bonos 6.500%, due 06/10/21	MXN	21,400,000	1,713,247

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Face amount[4]		Value
Non-US government obligations—(concluded)
Mexico—(concluded)
7.500%, due 06/03/27	MXN	21,000,000	$1,751,313
8.500%, due 05/31/29	MXN	19,300,000	1,735,239
10.000%, due 12/05/24	MXN	16,700,000	1,717,394
Total Mexico			6,917,193
South Africa—0.33%
South Africa Government Bond 6.750%, due 03/31/21	ZAR	3,885,000	465,106
7.250%, due 01/15/20	ZAR	1,610,000	200,768
10.500%, due 12/21/26	ZAR	6,700,000	1,025,729
Total South Africa			1,691,603
United Kingdom—0.03%
United Kingdom Gilt Inflation Linked Bond 1.875%, due 11/22/22	GBP	75,375	150,952
Venezuela—0.36%
Venezuela Government International Bond 7.750%, due 10/13/19[3]		130,000	98,800
8.250%, due 10/13/24[3]		820,000	582,200
9.000%, due 05/07/23[3]		110,000	83,050
9.250%, due 05/07/28[3]		40,000	29,600
11.750%, due 10/21/26[3]		10,000	8,800
11.950%, due 08/05/31[3]		680,000	593,980
12.750%, due 08/23/22[3]		470,000	451,200
Total Venezuela			1,847,630
Total non-US government obligations (cost—$14,289,122)			14,190,876
Short-term corporate obligation—0.59%
United Kingdom—0.59%
Nationwide Building Society 0.580%, due 03/12/12 (cost—$3,000,000)		3,000,000	3,000,000
Short-term non-US government obligations—0.30%
Mexico—0.30%
Mexico Cetes 4.374%, due 03/08/12[12]	MXN	106,700,000	815,020
4.455%, due 03/08/12[12]	MXN	51,200,000	391,087
4.358%, due 04/19/12[12]	MXN	39,600,000	300,841
Total short-term non-US government obligations (cost—$1,478,224)			1,506,948
Time deposits—5.10%
BNP Paribas 0.140%, due 02/01/12		1,448,495	1,448,495
ING Bank N.V. 0.050%, due 02/01/12		2,177,698	2,177,698
JP Morgan Chase Bank, N.A. 0.010%, due 02/01/12		8,054,784	8,054,784

	Face amount[4]	Value
Time deposits—(concluded)
Lloyds Bank London 0.060%, due 02/01/12	1,750,653	1,750,653
Rabobank Nederland N.V. 0.040%, due 02/01/12	9,387,321	$9,387,321
0.050%, due 02/01/12	1,755,634	1,755,634
Societe Generale, Cayman Islands 0.230%, due 02/01/12	1,297,934	1,297,934
Total time deposits (cost—$25,872,519)		25,872,519
Short-term US government obligations[13]—18.02%
US Treasury Bills 0.035%, due 02/16/12	31,150,000	31,149,408
0.055%, due 03/08/12[1]	52,353,000	52,350,906
0.020%, due 03/22/12[1]	8,000,000	7,999,472
Total short-term US government obligations (cost—$91,499,443)		91,499,786
Repurchase agreement—10.81%
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $15,770,875 Federal Home Loan Mortgage Corp. obligations, 0.500% due 10/03/13, $16,330,741 Federal National Mortgage Association obligations, 0.600% to 4.625% due 10/15/13 to 09/08/14 and $22,593,356 US Treasury Notes, 0.750% due 08/15/13; (value—$55,992,055); proceeds: $54,894,015 (cost—$54,894,000)	54,894,000	54,894,000
	Number of contracts/ Notional amount
Options & swaptions purchased—0.38%
Call options & swaptions purchased—0.29%
CBOE SPX Volatility Index, strike @ 28, expires 04/18/12	400	94,000
Euro Stoxx 50 Index, strike @ EUR 2,500, expires 06/15/12	136	129,507
S&P 500 Index, strike @ 1,210, expires 03/17/12	8	85,440
S&P 500 Index, strike @ 1,240, expires 03/17/12	6	48,540
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	1,000,000	45,284
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14	1,250,000	29,879
USD Call/JPY Put, strike @ JPY 94, expires 08/15/13	11,700,000	95,143

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of contracts/ Notional amount		Value
Options & swaptions purchased—(concluded)
Call options & swaptions purchased—(concluded)
3 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 11/01/13 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 05/11/18[2]	EUR	19,150,000	$822,810
3 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 09/12/13 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 11/12/18[2]	EUR	2,500,000	108,120
Total call options & swaptions purchased			1,458,723
Put options & swaptions purchased—0.09%
CBOE SPX Volatility Index, strike @ 22, expires 03/21/12		400	91,200
S&P 500 Index, strike @ 1,000, expires 02/18/12		124	1,860
S&P 500 Index, strike @ 1,245, expires 03/17/12		4	5,820
S&P 500 Index, strike @ 1,275, expires 03/17/12		34	68,680
S&P 500 Index, strike @ 1,285, expires 03/17/12		96	229,440
3 Month EURIBOR Interest Rate Swap, strike @ 2.600%, expires 01/19/15 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 01/21/20[2]	EUR	1,880,000	69,275
Total put options & swaptions purchased			466,275
Total options & swaptions purchased (cost—$2,234,438)			1,924,998
Total investments before investments sold short (cost—$490,505,235)—98.11%			498,022,692
	Number of shares
Investments sold short—(4.56)%
Common stocks—(4.56)%
Austria—(0.02)%
Verbund AG		(4,608)	(125,191)
Belgium—(0.11)%
Groupe Bruxelles Lambert SA		(6,478)	(469,434)
Solvay SA		(664)	(65,480)
Total Belgium common stocks			(534,914)
Bermuda—(0.08)%
Li & Fung Ltd.		(198,000)	(433,005)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(0.52)%
Cameco Corp.	(46,900)	$(1,087,957)
First Quantum Minerals Ltd.	(2,000)	(43,802)
Ivanhoe Mines Ltd.	(24,095)	(388,567)
Pacific Rubiales Energy Corp.	(19,300)	(485,628)
Progress Energy Resources Corp.	(34,500)	(365,403)
Tourmaline Oil Corp.	(10,700)	(259,096)
Total Canada common stocks		(2,630,453)
Finland—(0.03)%
Outokumpu Oyj	(21,107)	(173,108)
France—(0.57)%
Carrefour SA	(3,145)	(71,786)
GDF Suez	(34,957)	(948,804)
Groupe Eurotunnel SA	(116,692)	(961,473)
Iliad SA	(7,346)	(887,673)
Total France common stocks		(2,869,736)
Germany—(0.19)%
Hochtief AG	(15,037)	(969,689)
United Internet AG	(904)	(16,886)
Total Germany common stocks		(986,575)
Italy—(0.17)%
A2A SpA	(885,192)	(842,354)
Japan—(1.07)%
Advantest Corp.	(149,800)	(1,719,693)
Daiwa Securities Group, Inc.	(29,000)	(104,251)
FANUC Corp.	(9,700)	(1,630,241)
Mazda Motor Corp.	(377,000)	(623,222)
Senshu Ikeda Holdings, Inc.	(305,400)	(460,785)
The Dai-ichi Life Insurance Co. Ltd.	(835)	(876,410)
Total Japan common stocks		(5,414,602)
Netherlands—(0.40)%
Koninklijke Philips Electronics N.V.	(57,152)	(1,155,006)
TNT Express N.V.	(104,233)	(872,315)
Total Netherlands common stocks		(2,027,321)
Portugal—(0.33)%
Galp Energia, SGPS SA, B Shares	(34,096)	(550,132)
Jeronimo Martins, SGPS SA	(63,260)	(1,056,268)
Portugal Telecom, SGPS SA	(13,910)	(69,141)
Total Portugal common stocks		(1,675,541)
Spain—(0.56)%
Distribuidora Internacional de Alimentacion SA	(134,545)	(621,426)
Ferrovial SA	(86,267)	(1,009,931)
Telefonica SA	(68,516)	(1,194,666)
Total Spain common stocks		(2,826,023)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United Kingdom—(0.27)%
Aggreko PLC	(25,962)	$(857,084)
Cairn Energy PLC	(845)	(3,752)
Lloyds Banking Group PLC	(1,009,540)	(487,114)
Total United Kingdom common stocks		(1,347,950)
United States—(0.24)%
Alpha Natural Resources, Inc.	(25,800)	(519,096)
CIT Group, Inc.	(600)	(22,884)
Range Resources Corp.	(12,200)	(701,744)
Total United States common stocks		(1,243,724)
Total investments sold short (proceeds—$23,953,825)— (4.56)%		(23,130,497)
Other assets in excess of liabilities—6.45%		32,756,720
Net assets—100.00%		$507,648,915

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 203. Portfolio footnotes can be found on page 202.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,351,105
Gross unrealized depreciation	(11,833,648)
Net unrealized appreciation	$7,517,457

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
4	S&P 500 Index, strike @ 1,245	03/17/12	$26,792	$(30,720)	$(3,928)
34	S&P 500 Index, strike @ 1,275	03/17/12	175,029	(175,100)	(71)
96	S&P 500 Index, strike @ 1,285	03/17/12	412,599	(445,440)	(32,841)
124	S&P 500 Index, strike @ 1,350	02/18/12	48,690	(44,020)	4,670
			$663,110	$(695,280)	$(32,170)
	Put options written
136	Euro Stoxx 50 Index, strike @ 2,200	06/15/12	325,878	(161,883)	163,995
62	S&P 500 Index, strike @ 1,050	02/18/12	49,470	(1,550)	47,920
62	S&P 500 Index, strike @ 1,100	02/18/12	17,290	(2,480)	14,810
8	S&P 500 Index, strike @ 1,210	03/17/12	52,783	(7,040)	45,743
6	S&P 500 Index, strike @ 1,240	03/17/12	43,187	(7,800)	35,387
			$488,608	$(180,753)	$307,855
			$1,151,718	$(876,033)	$275,685

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Written option activity for the six months ended January 31, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2011	572	$880,357
Options written	3,553	9,408,278
Options terminated in closing purchase transactions	(2,831)	(7,043,266)
Options expired prior to exercise	(762)	(2,093,651)
Options outstanding at January 31, 2012	532	$1,151,718

Swaptions and foreign exchange written options

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,000	3 Month EURIBOR Interest Rate Swap, strike @ 2.70%; terminating 11/12/23[2]	RBS	Pay	09/12/13	$14,536	$(56,495)	$(41,959)
		Put options written
EUR	10,200	3 Month EURIBOR Interest Rate Swap, strike @ 2.70%; terminating 05/11/23[2]	RBS	Receive	11/01/13	389,298	(568,076)	(178,778)
EUR	1,000	3 Month EURIBOR Interest Rate Swap, strike @ 2.80%; terminating 01/21/25[2]	RBS	Receive	01/19/15	59,699	(60,938)	(1,239)
USD	3,100	3 Month USD LIBOR Interest Rate Swap, strike @ 2.400%; terminating 10/02/42[2]	BB	Receive	09/28/12	158,100	(119,725)	38,375
USD	3,100	3 Month USD LIBOR Interest Rate Swap, strike @ 2.400%; terminating 10/02/42[2]	BB	Receive	09/28/12	164,920	(119,725)	45,195
USD	3,100	3 Month USD LIBOR Interest Rate Swap, strike @ 2.400%; terminating 10/05/42[2]	BB	Receive	10/03/12	175,150	(121,204)	53,946
USD	2,700	3 Month USD LIBOR Interest Rate Swap, strike @ 2.400%; terminating 11/23/42[2]	BB	Receive	11/21/12	168,750	(117,396)	51,354
USD	6,300	3 Month USD LIBOR Interest Rate Swap, strike @ 2.400%; terminating 11/27/42[2]	RBS	Receive	11/23/12	391,860	(275,364)	116,496
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	n/a	12/10/15	84,275	(74,989)	9,286
USD	1,250	USD Put/JPY Call, strike @ JPY 71	BB	n/a	05/16/14	67,475	(65,533)	1,942
USD	11,700	USD Put/JPY Call, strike @ JPY 75	RBS	n/a	08/15/13	592,605	(645,519)	(52,914)
						$2,252,132	$(2,168,469)	$83,663
						$2,266,668	$(2,224,964)	$41,704

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Swaption and foreign exchange written option activity for the six months ended January 31, 2012 was as follows:

Premiums received
Swaption and foreign exchange written options outstanding at July 31, 2011	$4,096,084
Swaption and foreign exchange written options written	3,340,008
Swaption and foreign exchange written options terminated in closing purchase transactions	(4,481,639)
Swaption and foreign exchange written options expired prior to exercise	(687,785)
Swaption and foreign exchange written options outstanding at January 31, 2012	$2,266,668

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
124	USD	Ultra Long US Treasury Bond Futures	March 2012	$19,909,750	$19,836,125	$(73,625)
7	USD	US Treasury Note 2 Year Futures	March 2012	1,544,605	1,545,250	645
27	USD	US Treasury Note 10 Year Futures	March 2012	3,537,508	3,570,750	33,242
Index futures buy contracts:
35	AUD	ASX SPI 200 Index Futures	March 2012	3,845,174	3,929,784	84,610
22	CAD	S&P TSE 60 Index Futures	March 2012	3,015,383	3,106,786	91,403
39	EUR	AEX Index Futures	February 2012	3,245,863	3,240,840	(5,023)
37	EUR	CAC 40 Index Futures	February 2012	1,589,205	1,599,560	10,355
36	EUR	DAX Index Futures	March 2012	7,093,770	7,620,829	527,059
163	EUR	Euro STOXX 50 Index Futures	March 2012	4,895,117	5,163,677	268,560
5	EUR	FTSE MIB Index Futures	March 2012	520,215	518,024	(2,191)
16	EUR	IBEX 35 Index Futures	February 2012	1,787,950	1,779,993	(7,957)
26	EUR	STOXX Europe 50 Index Futures	March 2012	782,018	823,654	41,636
91	GBP	FTSE 100 Index Futures	March 2012	7,952,215	8,105,652	153,437
40	JPY	TOPIX Index Futures	March 2012	3,894,269	3,968,525	74,256
100	KRW	KOSPI 200 Index Futures	March 2012	11,063,297	11,494,632	431,335
153	SEK	OMX 30 Index Futures	February 2012	2,294,498	2,320,480	25,982
9	USD	Volatility Index Futures	February 2012	218,719	188,100	(30,619)
30	USD	MSCI Taiwan Index Futures	February 2012	778,905	804,600	25,695
150	USD	NASDAQ 100 Emini Index Futures	March 2012	6,898,206	7,392,750	494,544
33	USD	Russell 2000 Mini Index Futures	March 2012	2,577,720	2,610,960	33,240
613	USD	S&P 500 E-Mini Index Futures	March 2012	38,134,988	40,096,330	1,961,342
4	ZAR	FTSE JSE Top 40 Index Futures	March 2012	155,157	154,863	(294)
Interest rate futures buy contracts:
24	AUD	Australian Treasury Bond 10 Year Futures	March 2012	3,008,087	3,019,656	11,569
144	EUR	German Euro Bund Futures	March 2012	25,812,189	26,337,659	525,470
108	GBP	United Kingdom Long Gilt 10 Year Futures	March 2012	19,611,563	19,982,862	371,299
54	JPY	Japan Government Bond 10 Year Futures	March 2012	10,053,289	10,097,469	44,180
1	USD	90 Day Eurodollar Futures	March 2012	248,802	248,863	61
1	USD	90 Day Eurodollar Futures	June 2012	248,577	248,850	273
1	USD	90 Day Eurodollar Futures	December 2012	247,702	248,750	1,048
				$184,964,741	$190,056,273	$5,091,532

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
8	USD	Ultra Long US Treasury Bond Futures	March 2012	$1,241,436	$1,279,750	$(38,314)
32	USD	US Treasury Bond 30 Year Futures	March 2012	4,620,672	4,654,000	(33,328)
1	USD	US Treasury Note 2 Year Futures	March 2012	220,607	220,750	(143)
128	USD	US Treasury Note 5 Year Futures	March 2012	15,768,036	15,878,001	(109,965)
106	USD	US Treasury Note 10 Year Futures	March 2012	13,794,187	14,018,500	(224,313)
Index futures sell contracts:
45	AUD	ASX SPI 200 Index Futures	March 2012	5,042,449	5,052,579	(10,130)
10	CHF	Swiss Market Index Futures	March 2012	620,000	640,061	(20,061)
9	EUR	DAX Index Futures	March 2012	1,737,469	1,905,207	(167,738)
227	EUR	DJ Euro Stoxx 50 Index Futures	March 2012	6,805,500	7,191,133	(385,633)
597	EUR	DJ Euro Stoxx Banks Futures	March 2012	4,190,808	4,220,114	(29,306)
25	GBP	FTSE 100 Index Futures	March 2012	2,137,683	2,226,828	(89,145)
38	HKD	Hang Seng Index Futures	February 2012	4,984,859	4,987,852	(2,993)
18	JPY	NIKKEI 225 Index Futures	March 2012	2,006,849	2,079,738	(72,889)
72	JPY	TOPIX Index Futures	March 2012	7,001,564	7,143,344	(141,780)
16	SEK	OMX 30 Index Futures	February 2012	241,819	242,665	(846)
19	SGD	SGX MSCI Singapore Index Futures	February 2012	992,161	1,008,210	(16,049)
255	USD	Russell 2000 Mini Index Futures	March 2012	18,777,140	20,175,600	(1,398,460)
2	USD	S&P 500 E-Mini Index Futures	March 2012	125,471	130,820	(5,349)
Interest rate futures sell contracts:
287	AUD	Australian Treasury Bond 10 Year Futures	March 2012	35,802,933	36,110,051	(307,118)
25	CAD	Canada Government Bond 10 Year Futures	March 2012	3,340,269	3,354,689	(14,420)
7	EUR	German Euro BOBL Futures	March 2012	1,144,815	1,151,100	(6,285)
39	GBP	United Kingdom Long Gilt 10 Year Futures	March 2012	7,181,285	7,216,034	(34,749)
4	JPY	Japan Government Bond 10 Year Futures	March 2012	7,425,028	7,480,130	(55,102)
				$145,203,040	$148,367,156	$(3,164,116)
						$1,927,416

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	648,110	EUR	509,000	03/21/12	$(18,534)
BB	AUD	1,363,000	USD	1,412,628	02/29/12	(30,022)
BB	AUD	28,180	USD	28,615	03/07/12	(1,189)
BB	CAD	550,000	USD	550,450	02/10/12	2,044
BB	CAD	2,281,880	USD	2,200,000	03/21/12	(73,196)
BB	CAD	2,191,529	USD	2,100,000	03/23/12	(83,091)
BB	CHF	536,827	EUR	444,000	03/21/12	(2,779)
BB	CHF	714,000	USD	769,065	02/29/12	(6,883)
BB	DKK	1,200,000	USD	206,636	04/12/12	(4,630)
BB	EUR	4,918,038	NOK	38,000,000	02/29/12	36,626
BB	EUR	4,739,153	USD	6,538,439	02/28/12	339,094
BB	EUR	18,492,010	USD	24,966,914	03/07/12	776,704

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	EUR	873,131	USD	1,119,879	03/07/12	$(22,301)
BB	EUR	499,000	USD	664,788	03/21/12	11,990
BB	EUR	4,921,811	USD	6,327,211	04/20/12	(112,464)
BB	EUR	5,025,088	USD	6,442,334	04/25/12	(132,645)
BB	GBP	455,691	EUR	544,694	03/21/12	(5,225)
BB	GBP	2,532,519	USD	4,051,592	02/08/12	61,036
BB	GBP	3,825,000	USD	5,904,079	02/29/12	(122,077)
BB	GBP	97,178	USD	152,267	03/07/12	(824)
BB	HKD	3,900,000	USD	502,151	04/12/12	(784)
BB	JPY	18,917,000	USD	243,361	02/29/12	(4,899)
BB	MXN	14,857,000	USD	1,083,794	02/02/12	(56,063)
BB	MXN	4,871,000	USD	371,435	04/19/12	146
BB	MXN	2,668,000	USD	199,834	04/19/12	(3,532)
BB	NOK	3,876,000	SEK	4,562,595	03/21/12	9,863
BB	NOK	3,330,000	USD	566,298	03/21/12	(200)
BB	SEK	7,840,000	USD	1,135,788	03/21/12	(14,192)
BB	SEK	3,800,000	USD	547,125	04/12/12	(9,744)
BB	USD	11,389	AUD	10,775	03/07/12	8
BB	USD	1,357,663	EUR	1,043,000	02/29/12	6,701
BB	USD	337,872	EUR	256,574	03/07/12	(2,237)
BB	USD	66,646	EUR	50,557	03/07/12	1,491
BB	USD	573,074	EUR	440,000	03/21/12	2,539
BB	USD	157,507	GBP	101,000	02/29/12	1,615
BB	USD	565,437	GBP	365,000	03/21/12	9,507
BB	USD	3,775,765	GBP	2,461,000	04/19/12	99,800
BB	USD	396,490	JPY	30,220,000	03/08/12	149
BB	USD	1,327,627	MXN	18,270,000	04/19/12	64,994
BB	USD	650,430	NOK	3,936,000	04/19/12	18,399
BB	USD	449,815	ZAR	3,518,000	02/02/12	(6)
BB	ZAR	3,532,000	USD	442,396	02/02/12	(9,203)
BNP	CHF	230,000	USD	264,784	02/10/12	14,893
BNP	NOK	1,000,000	USD	165,925	04/12/12	(4,047)
BNP	USD	268,193	EUR	201,526	03/07/12	(4,568)
BOA	AUD	580,000	USD	588,439	03/21/12	(24,050)
BOA	BRL	1,489,000	USD	834,174	02/02/12	(18,047)
BOA	CAD	2,910,000	USD	2,864,629	03/21/12	(34,297)
BOA	EUR	890,000	USD	1,146,856	03/21/12	(17,452)
BOA	EUR	890,000	USD	1,167,386	03/21/12	3,078
BOA	GBP	596,000	USD	924,282	03/21/12	(14,531)
BOA	JPY	465,547,000	USD	6,060,942	02/29/12	(48,750)
BOA	NOK	13,600,000	USD	2,276,775	03/21/12	(36,851)
BOA	NZD	745,000	USD	578,560	03/21/12	(34,580)
BOA	SGD	2,190,000	USD	1,724,539	03/21/12	(16,550)
BOA	USD	1,712,675	BRL	2,978,000	02/02/12	(8,234)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	USD	574,631	EUR	440,000	03/21/12	$982
BOA	USD	315,526	GBP	200,000	03/16/12	(475)
BOA	USD	571,663	GBP	365,000	03/21/12	3,281
BOA	USD	573,081	JPY	44,000,000	03/21/12	4,524
BOA	USD	1,142,733	NZD	1,495,000	03/21/12	87,661
BOA	USD	329,340	PLN	1,160,000	02/02/12	30,150
BOA	USD	1,145,422	SGD	1,480,000	03/21/12	31,204
CBOA	USD	571,572	NZD	735,000	03/21/12	33,338
CITI	AUD	1,747,000	USD	1,799,772	03/21/12	(45,087)
CITI	BRL	22,000	USD	12,652	02/02/12	61
CITI	CHF	269,130	AUD	279,000	03/21/12	2,036
CITI	CHF	614,616	EUR	509,096	03/21/12	(2,190)
CITI	CHF	950,722	USD	1,015,674	03/21/12	(17,927)
CITI	EUR	408,000	CHF	497,984	03/21/12	7,646
CITI	EUR	1,001,000	GBP	836,896	03/21/12	8,750
CITI	EUR	504,000	JPY	51,513,336	03/21/12	16,897
CITI	EUR	1,016,000	SEK	9,003,081	03/21/12	(8,561)
CITI	EUR	2,081,500	USD	2,676,016	03/21/12	(47,027)
CITI	GBP	1,164,000	USD	1,806,389	03/21/12	(27,131)
CITI	JPY	51,150,960	EUR	504,000	03/21/12	(12,140)
CITI	JPY	283,385,364	USD	3,692,241	03/21/12	(27,869)
CITI	NOK	2,019,213	USD	336,115	03/21/12	(7,392)
CITI	SGD	740,000	USD	570,163	03/21/12	(18,150)
CITI	USD	562,954	AUD	560,000	03/21/12	28,415
CITI	USD	6,261	BRL	11,000	02/02/12	35
CITI	USD	1,141,450	CAD	1,160,000	03/21/12	14,135
CITI	USD	555,741	CHF	530,000	03/21/12	20,462
CITI	USD	2,261,497	EUR	1,755,000	03/21/12	34,414
CITI	USD	1,808,613	JPY	139,079,568	03/21/12	17,138
CITI	USD	549,523	MXN	7,235,000	02/02/12	5,559
CITI	USD	570,816	SEK	3,960,000	03/21/12	10,041
CSI	AUD	1,616,000	USD	1,674,730	02/29/12	(35,704)
CSI	AUD	2,200,000	USD	2,275,677	03/21/12	(47,557)
CSI	CAD	1,166,000	USD	1,149,898	02/29/12	(12,213)
CSI	CHF	2,510,432	EUR	2,063,000	03/21/12	(30,439)
CSI	CHF	535,000	USD	570,507	03/21/12	(11,132)
CSI	EUR	501,000	USD	648,384	03/21/12	(7,030)
CSI	JPY	101,458,252	USD	1,324,000	03/21/12	(7,882)
CSI	MXN	18,311,000	USD	1,336,770	02/02/12	(68,083)
CSI	MXN	15,790,000	USD	1,214,143	03/02/12	5,718
CSI	MXN	4,870,000	USD	371,503	04/19/12	290
CSI	NOK	13,670,000	USD	2,289,237	03/21/12	(36,297)
CSI	NZD	745,000	USD	588,091	03/21/12	(25,049)
CSI	PLN	8,607,000	USD	2,544,401	02/02/12	(122,947)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	PLN	1,176,000	USD	366,169	02/02/12	$1,721
CSI	SEK	15,840,000	USD	2,284,155	03/21/12	(39,273)
CSI	SGD	745,000	USD	569,887	03/21/12	(22,402)
CSI	USD	6,149,205	AUD	5,891,000	02/29/12	86,049
CSI	USD	3,610,959	AUD	3,503,000	03/21/12	88,262
CSI	USD	2,274,345	AUD	2,150,000	03/21/12	(3,912)
CSI	USD	3,380,448	CAD	3,404,000	02/29/12	12,198
CSI	USD	2,447,917	EUR	1,884,868	03/21/12	17,889
CSI	USD	2,303,015	GBP	1,485,000	03/21/12	36,142
CSI	USD	1,144,546	JPY	88,000,000	03/21/12	10,664
CSI	USD	2,101,524	MXN	28,605,000	02/02/12	93,104
CSI	USD	4,536,937	NOK	27,080,000	03/21/12	69,899
CSI	USD	2,003,242	PLN	6,679,000	02/02/12	66,611
CSI	USD	721,437	PLN	2,324,000	03/02/12	(3,453)
CSI	USD	1,144,304	SEK	8,000,000	03/21/12	29,144
CSI	USD	1,142,655	SGD	1,450,000	03/21/12	10,122
CSI	USD	889,443	ZAR	7,051,000	02/02/12	12,093
CSI	USD	882,413	ZAR	6,885,000	03/02/12	(5,946)
CSI	ZAR	3,532,000	USD	442,108	02/02/12	(9,491)
CSI	ZAR	6,924,000	USD	878,081	03/02/12	(3,351)
DB	AUD	638,000	CAD	664,158	03/21/12	(12,107)
DB	AUD	1,935,000	USD	2,005,531	02/29/12	(42,545)
DB	CAD	1,145,000	USD	1,142,031	03/21/12	1,388
DB	CHF	1,619,078	EUR	1,327,000	03/21/12	(24,224)
DB	CHF	1,080,000	USD	1,144,750	03/21/12	(29,399)
DB	CNY	4,250,000	USD	660,194	03/30/12	(13,135)
DB	EUR	501,000	CAD	680,756	03/21/12	22,752
DB	EUR	867,147	USD	1,116,942	03/21/12	(17,470)
DB	GBP	1,619,000	USD	2,504,718	03/21/12	(45,514)
DB	JPY	271,354,368	USD	3,511,088	03/21/12	(51,086)
DB	JPY	30,290,000	USD	397,619	04/19/12	(166)
DB	JPY	83,998,000	USD	1,102,770	04/27/12	(455)
DB	MXN	15,790,000	USD	1,213,486	03/02/12	5,061
DB	NOK	80,000	USD	13,310	03/21/12	(299)
DB	SEK	4,597,213	EUR	511,001	03/21/12	(5,828)
DB	SEK	11,114,877	EUR	1,250,351	03/21/12	5,380
DB	SEK	7,730,000	USD	1,142,714	03/21/12	8,869
DB	USD	1,947,476	AUD	1,870,000	03/21/12	27,273
DB	USD	1,159,189	CAD	1,160,000	03/21/12	(3,603)
DB	USD	1,438,846	CNY	9,223,000	03/30/12	22,359
DB	USD	452,787	EUR	349,178	02/24/12	3,973
DB	USD	2,533,832	EUR	1,984,000	03/21/12	61,660
DB	USD	666,565	EUR	504,000	03/21/12	(7,227)
DB	USD	2,901,163	EUR	2,286,000	04/19/12	89,814

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	USD	572,099	JPY	44,400,000	03/21/12	$10,757
DB	USD	578,900	NOK	3,520,000	03/21/12	19,921
DB	USD	5,645,664	NZD	7,113,000	03/21/12	208,380
DB	USD	1,110,624	SEK	7,740,000	03/21/12	24,688
DB	USD	1,123,629	SEK	7,590,000	03/21/12	(10,319)
DB	USD	426,228	SEK	2,972,000	04/19/12	9,174
DB	USD	571,694	SGD	745,000	03/21/12	20,595
GSI	AUD	1,075,000	USD	1,130,836	03/21/12	(4,381)
GSI	AUD	1,075,000	USD	1,137,963	03/21/12	2,746
GSI	BRL	3,758,000	USD	2,161,261	02/02/12	10,391
GSI	CAD	570,000	USD	547,719	03/21/12	(20,112)
GSI	JPY	30,921,000	USD	397,882	04/19/12	(8,189)
GSI	MXN	2,668,000	USD	199,829	04/19/12	(3,538)
GSI	PLN	1,534,000	USD	456,398	02/02/12	(18,995)
GSI	PLN	1,170,000	USD	363,670	03/02/12	2,207
GSI	USD	568,034	AUD	570,000	03/21/12	33,895
GSI	USD	1,029,599	BRL	1,879,000	02/02/12	45,836
GSI	USD	573,288	CAD	585,000	03/21/12	9,486
GSI	USD	1,279,118	EUR	977,000	03/16/12	(1,019)
GSI	USD	404,693	EUR	313,000	04/19/12	4,832
GSI	USD	570,337	NOK	3,430,000	03/21/12	13,173
GSI	USD	562,319	NZD	730,000	03/21/12	38,476
GSI	USD	497,576	PLN	1,677,000	02/02/12	22,134
GSI	USD	439,722	ZAR	3,532,000	02/02/12	11,877
GSI	USD	887,351	ZAR	6,924,000	03/02/12	(5,919)
GSI	ZAR	7,037,000	USD	905,779	02/02/12	6,034
HSBC	BRL	1,532,000	USD	881,067	02/02/12	4,236
HSBC	CAD	676,019	EUR	497,000	03/21/12	(23,266)
HSBC	CAD	1,162,000	USD	1,150,712	02/29/12	(7,412)
HSBC	EUR	814,970	SEK	7,242,648	03/21/12	(3,794)
HSBC	EUR	895,000	USD	1,153,700	02/29/12	(17,063)
HSBC	EUR	511,000	USD	666,105	03/21/12	(2,391)
HSBC	MXN	7,425,000	USD	539,478	02/02/12	(30,181)
HSBC	PLN	1,232,000	USD	349,310	02/02/12	(32,492)
HSBC	SEK	33,173,329	USD	4,804,789	03/21/12	(61,111)
HSBC	USD	566,005	AUD	550,000	03/21/12	14,803
HSBC	USD	431,064	BRL	766,000	02/02/12	7,352
HSBC	USD	1,789,683	JPY	138,968,894	03/21/12	34,616
HSBC	USD	1,233,269	MXN	16,898,000	02/02/12	63,177
HSBC	USD	617,456	SEK	4,323,513	03/21/12	16,722
JPMCB	AUD	644,000	CAD	668,491	03/21/12	(14,126)
JPMCB	BRL	882,000	USD	478,957	04/18/12	(17,301)
JPMCB	CHF	1,635,012	EUR	1,339,796	03/21/12	(46,974)
JPMCB	CHF	1,136,640	EUR	931,796	03/21/12	22,167

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	CHF	738,301	USD	797,000	03/21/12	$(5,662)
JPMCB	CNY	19,477,000	USD	3,004,319	03/30/12	(81,431)
JPMCB	CNY	14,856,000	USD	2,313,186	12/07/12	(41,201)
JPMCB	CNY	9,535,000	USD	1,481,740	09/06/13	(31,361)
JPMCB	EUR	511,000	CHF	616,414	03/21/12	1,654
JPMCB	EUR	1,183,000	SEK	10,566,757	03/21/12	2,329
JPMCB	EUR	1,792,348	USD	2,296,509	02/24/12	(48,067)
JPMCB	EUR	3,735,521	USD	4,845,350	03/21/12	(41,501)
JPMCB	EUR	1,526,000	USD	1,997,407	03/21/12	1,076
JPMCB	GBP	989,642	USD	1,550,671	03/08/12	(8,374)
JPMCB	JPY	117,600,697	CAD	1,551,000	03/21/12	1,308
JPMCB	JPY	68,458,903	USD	890,233	03/06/12	(8,269)
JPMCB	JPY	75,692,184	USD	972,882	03/21/12	(20,758)
JPMCB	NZD	2,190,000	USD	1,722,800	03/21/12	(79,583)
JPMCB	SEK	15,420,000	USD	2,272,486	03/21/12	10,663
JPMCB	SGD	1,485,000	USD	1,144,685	03/21/12	(35,916)
JPMCB	USD	1,147,693	AUD	1,090,000	03/21/12	3,364
JPMCB	USD	1,214,636	CAD	1,248,772	03/21/12	29,384
JPMCB	USD	2,195,912	CNY	14,504,000	03/30/12	101,963
JPMCB	USD	2,336,584	CNY	14,856,000	12/07/12	17,803
JPMCB	USD	1,534,191	CNY	9,535,000	09/06/13	(21,090)
JPMCB	USD	1,095,167	EUR	854,741	02/24/12	22,922
JPMCB	USD	3,969,168	EUR	3,095,000	03/21/12	79,746
JPMCB	USD	2,660,390	EUR	2,018,000	03/21/12	(20,419)
JPMCB	USD	1,560,940	GBP	996,196	03/08/12	8,429
JPMCB	USD	1,144,440	GBP	740,000	03/21/12	21,201
JPMCB	USD	3,449,990	JPY	267,624,000	03/08/12	62,587
JPMCB	USD	663,000	JPY	51,090,117	03/21/12	7,680
JPMCB	USD	1,423,000	NOK	8,577,204	03/21/12	36,150
JPMCB	USD	891,138	PLN	3,033,000	02/02/12	48,803
JPMCB	USD	1,706,487	SEK	11,810,000	03/21/12	25,817
JPMCB	USD	569,528	SGD	745,000	03/21/12	22,760
JPMCB	ZAR	12,854,201	USD	1,544,456	02/09/12	(97,334)
MSC	EUR	7,544,309	USD	10,059,853	03/21/12	190,301
MSC	JPY	44,000,000	USD	572,700	03/21/12	(4,905)
MSC	USD	10,043,843	AUD	9,869,716	03/21/12	378,728
MSC	USD	1,140,381	EUR	895,000	02/29/12	30,382
MSC	USD	9,649,537	EUR	7,205,287	03/21/12	(223,497)
MSC	USD	6,292,205	SEK	43,346,609	03/21/12	65,923
MSCI	AUD	28,674,211	USD	28,984,166	03/21/12	(1,296,237)
MSCI	CAD	6,389,464	USD	6,258,023	03/21/12	(107,126)
MSCI	CHF	23,921,801	USD	25,769,138	03/21/12	(238,045)
MSCI	EUR	11,369,264	USD	14,780,111	03/21/12	(93,291)
MSCI	GBP	1,666,824	USD	2,596,723	03/21/12	(28,841)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	JPY	2,059,314,349	USD	26,606,768	03/21/12	$(426,653)
MSCI	NZD	1,889,138	USD	1,489,001	03/21/12	(65,772)
MSCI	USD	1,718,497	AUD	1,623,828	03/21/12	(3,710)
MSCI	USD	4,534,216	CAD	4,636,980	03/21/12	85,118
MSCI	USD	5,803,775	CHF	5,437,376	03/21/12	107,604
MSCI	USD	1,784,038	EUR	1,399,026	03/21/12	46,184
MSCI	USD	27,386,742	GBP	17,602,125	03/21/12	339,939
MSCI	USD	1,353,651	JPY	105,090,726	03/21/12	25,915
MSCI	USD	13,352,805	NZD	17,304,766	03/21/12	889,127
MSCI	USD	10,889,687	SEK	73,939,202	03/21/12	(44,204)
NAB	AUD	1,042,000	USD	1,079,585	02/29/12	(23,307)
RBC	AUD	435,596	USD	450,421	03/01/12	(10,578)
RBC	BRL	1,543,000	USD	883,481	02/02/12	354
RBC	BRL	1,134,000	USD	605,349	02/02/12	(43,690)
RBC	CAD	675,199	EUR	509,000	03/21/12	(6,750)
RBC	CAD	2,329,000	USD	2,301,701	02/29/12	(19,530)
RBC	CAD	585,000	USD	573,340	03/21/12	(9,434)
RBC	EUR	510,000	CAD	690,150	03/21/12	20,336
RBC	GBP	657,000	USD	1,036,411	03/21/12	1,511
RBC	JPY	43,680,148	CAD	586,000	03/21/12	10,364
RBC	JPY	38,166,582	CAD	493,000	03/21/12	(9,904)
RBC	MXN	7,432,000	USD	544,222	02/02/12	(25,975)
RBC	MXN	15,863,000	USD	1,217,421	02/02/12	383
RBC	USD	3,079,135	BRL	5,354,000	02/02/12	(14,804)
RBC	USD	877,752	BRL	1,543,000	03/02/12	(1,346)
RBC	USD	4,534,920	CAD	4,657,000	02/29/12	106,546
RBC	USD	2,331,240	CAD	2,400,000	03/15/12	59,948
RBC	USD	6,565,598	CAD	6,700,124	03/21/12	109,029
RBC	USD	1,296,000	CAD	1,298,294	03/21/12	(2,647)
RBC	USD	3,855,621	EUR	2,914,000	03/16/12	(43,563)
RBC	USD	3,864,235	GBP	2,478,000	03/16/12	39,248
RBC	USD	600,665	JPY	46,180,532	03/06/12	5,440
RBC	USD	1,080,498	MXN	14,863,000	02/02/12	59,819
RBC	USD	1,214,513	MXN	15,863,000	03/02/12	(502)
RBS	AUD	624,000	CAD	650,926	03/21/12	(10,505)
RBS	AUD	449,693	USD	454,989	03/07/12	(20,618)
RBS	AUD	1,500,000	USD	1,520,774	04/12/12	(59,533)
RBS	CAD	590,000	USD	573,746	03/21/12	(14,009)
RBS	CAD	2,191,100	USD	2,100,000	03/22/12	(82,713)
RBS	CAD	1,660,000	USD	1,625,602	04/12/12	(27,256)
RBS	CHF	1,200,000	USD	1,261,769	04/12/12	(43,369)
RBS	EUR	495,000	CAD	652,582	03/21/12	2,534
RBS	EUR	511,000	GBP	423,059	03/21/12	(2,097)
RBS	EUR	697,936	USD	977,452	02/10/12	64,504

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBS	EUR	440,000	USD	570,400	02/28/12	$(5,169)
RBS	EUR	55,795	USD	73,820	02/28/12	834
RBS	EUR	45,621	USD	61,042	03/07/12	1,364
RBS	EUR	2,945,794	USD	3,964,518	03/09/12	110,968
RBS	EUR	1,455,000	USD	1,898,526	03/21/12	(4,922)
RBS	EUR	330,000	USD	425,956	04/12/12	(5,796)
RBS	GBP	190,000	USD	295,291	02/08/12	(4,097)
RBS	GBP	1,411,000	USD	2,196,659	03/21/12	(25,933)
RBS	JPY	44,900,000	USD	575,665	03/21/12	(13,755)
RBS	JPY	293,000,000	USD	3,802,844	04/12/12	(44,630)
RBS	SEK	8,985,595	EUR	991,000	03/21/12	(21,579)
RBS	SGD	450,000	USD	347,887	04/12/12	(9,915)
RBS	USD	5,122	AUD	5,194	03/07/12	372
RBS	USD	1,129,252	AUD	1,095,000	03/21/12	27,085
RBS	USD	1,227,049	EUR	957,689	03/07/12	25,746
RBS	USD	2,541,567	EUR	1,932,000	03/21/12	(14,103)
RBS	USD	2,041	GBP	1,312	03/07/12	26
RBS	USD	1,712,659	GBP	1,100,000	03/21/12	20,050
RBS	USD	1,130,105	JPY	87,500,000	03/21/12	18,541
RBS	USD	273,620	MXN	3,720,000	02/02/12	11,785
RBS	USD	563,356	NOK	3,380,000	03/21/12	11,648
RBS	USD	570,465	SGD	740,000	03/21/12	17,849
SCB	BRL	3,020,000	USD	1,736,830	02/02/12	8,350
SCB	MXN	7,433,000	USD	544,044	02/02/12	(26,229)
SCB	USD	844,729	BRL	1,510,000	02/02/12	19,511
SSC	EUR	2,020,000	CAD	2,725,081	03/21/12	36,062
SSC	EUR	2,066,329	USD	2,690,309	03/21/12	(12,887)
SSC	GBP	1,855,420	USD	2,890,745	03/21/12	(31,894)
SSC	NZD	3,411,000	USD	2,605,301	03/21/12	(201,973)
SSC	USD	644,239	AUD	607,000	03/21/12	(3,238)
WBC	AUD	6,016,000	USD	6,044,196	03/21/12	(308,791)
WBC	USD	6,048,110	AUD	5,956,000	02/29/12	255,943
WBC	USD	3,770,846	AUD	3,711,000	03/21/12	148,026
WBC	USD	712,642	AUD	701,000	04/19/12	25,348
WBC	USD	960,884	CAD	982,000	04/19/12	16,734
WBC	USD	1,038,704	CHF	991,000	04/19/12	39,259
WBC	USD	1,288	JPY	100,000	03/21/12	24
WBC	USD	156,538	JPY	12,038,000	04/19/12	1,551
WBC	USD	1,169,718	NZD	1,524,358	03/21/12	84,835
						$743,587

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	AUD	39,000	11/29/13	3.775%	3 Month AUD LIBOR	$—	$41,222	$41,222
BB	CHF	590	10/18/21	1.548	6 Month CHF LIBOR	—	(30,045)	(30,045)
BB	CHF	220	01/09/22	1.090	6 Month CHF LIBOR	—	(479)	(479)
BB	CHF	980	01/11/22	1.213	6 Month CHF LIBOR	—	14,578	14,578
BB	USD	19,500	11/25/21	2.125	3 Month USD LIBOR	—	(419,995)	(419,995)
BOA	USD	1,800	06/20/19	2.000	3 Month USD LIBOR	16,604	(50,751)	(34,147)
CITI	EUR	5,420	01/31/19	6 Month EURIBOR	2.330%	—	41,586	41,586
CITI	EUR	6,530	02/03/19	6 Month EURIBOR	2.275	—	0	0
CITI	EUR	2,120	01/31/29	2.940	6 Month EURIBOR	—	(38,952)	(38,952)
CITI	EUR	2,530	02/03/29	2.880	6 Month EURIBOR	—	0	0
CITI	EUR	225	06/20/42	6 Month EURIBOR	3.000	(23,684)	31,690	8,006
CITI	GBP	2,400	06/20/22	2.750	6 Month GBP LIBOR	80,638	(145,128)	(64,490)
CITI	JPY	1,870,000	06/20/19	0.750	6 Month JPY LIBOR	30,884	(96,672)	(65,788)
CITI	MXN	23,240	12/16/13	Mexico Interbank TIIE 28 Days	4.945	7	3,606	3,613
CITI	USD	2,300	06/20/17	1.750	3 Month USD LIBOR	45,790	(69,689)	(23,899)
CITI	USD	800	06/20/27	2.750	3 Month USD LIBOR	15,066	(35,154)	(20,088)
DB	MXN	70,130	12/13/13	Mexico Interbank TIIE 28 Days	4.945	—	10,918	10,918
DB	USD	6,100	06/20/14	1.000	3 Month USD LIBOR	44,740	(55,642)	(10,902)
DB	USD	3,100	06/20/19	2.000	3 Month USD LIBOR	41,316	(87,405)	(46,089)
DB	USD	5,400	12/06/19	3 Month USD LIBOR	2.785%	—	140,822	140,822
DB	USD	1,000	06/20/22	2.500	3 Month USD LIBOR	16,855	(44,477)	(27,622)
DB	USD	1,500	06/20/27	2.750	3 Month USD LIBOR	15,227	(65,914)	(50,687)
DB	USD	2,200	12/06/29	3.152	3 Month USD LIBOR	—	(70,715)	(70,715)
DB	USD	6,700	06/20/42	2.750	3 Month USD LIBOR	(201,339)	(112,352)	(313,691)
JPMCB	USD	2,900	06/20/17	1.750	3 Month USD LIBOR	41,754	(87,868)	(46,114)
JPMCB	USD	1,700	06/20/19	3 Month USD LIBOR	2.000	(17,095)	47,932	30,837
JPMCB	USD	2,800	06/20/42	2.750	3 Month USD LIBOR	(12,812)	(46,953)	(59,765)
MSCI	EUR	10,850	12/21/14	1.370	6 Month EURIBOR	—	(69,362)	(69,362)
MSCI	EUR	11,590	12/21/19	6 Month EURIBOR	2.354	—	241,268	241,268
MSCI	EUR	4,510	12/21/27	2.770	6 Month EURIBOR	—	(79,921)	(79,921)
RBS	AUD	36,000	08/13/14	3 Month AUD LIBOR	5.100	—	983,542	983,542
RBS	AUD	3,000	12/10/14	3 Month AUD LIBOR	5.710	—	116,208	116,208
						$93,951	$65,898	$159,849

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Credit default swaps on credit indices—buy protection15

					Rate type
Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments made by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	iTraxx Europe Main Index	EUR	5,600	12/20/16	1.000%	$(358,261)	$143,421	$(214,840)
BNP	iTraxx Europe Main Index	EUR	3,900	12/20/16	1.000	(250,673)	99,882	(150,791)
BOA	CDX North America Investment Grade Index	USD	2,600	06/20/14	1.000	27,934	(18,939)	8,995
DB	CDX North America Investment Grade Index	USD	2,100	06/20/14	1.000	23,693	(15,297)	8,396
DB	iTraxx SovX Western Europe Index 6	USD	1,680	12/20/16	1.000	(185,767)	170,714	(15,053)
JPMCB	CDX North America Investment Grade Index	USD	5,300	06/20/14	1.000	61,989	(38,607)	23,382
						$(681,085)	$341,174	$(339,911)

Credit default swaps on credit indices—sell protection17

					Rate type
Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[18]
BOA	CDX North America Investment Grade Index	USD	2,600	06/20/16	1.000%	$(3,652)	$3,011	$(641)	0.97%
BB	iTraxx Europe Subordinated Financial Index	EUR	5,600	12/20/16	5.000	—	369,812	369,812	3.82
BNP	iTraxx Europe Subordinated Financial Index	EUR	13,500	12/20/16	5.000	349,681	891,512	1,241,193	3.82
DB	CDX North America Investment Grade Index	USD	1,100	06/20/16	1.000	(3,263)	1,274	(1,989)	0.97
JPMCB	CDX North America Investment Grade Index	USD	2,500	06/20/16	1.000	(7,050)	2,896	(4,154)	0.97
RBS	CDX North America High Yield Index	USD	14,798	12/20/16	5.000	1,674,024	(399,451)	1,274,573	5.67
						$2,009,740	$869,054	$2,878,794

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Variance swaps2,19

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	GBP	4	12/21/12	Pay	FTSE 100 Index	33.20%	$—	$48,267	$48,267
BB	GBP	13	12/21/12	Pay	FTSE 100 Index	24.60	—	(21,105)	(21,105)
BB	HKD	146	12/28/12	Receive	China Enterprises Index (Hang Seng)	31.50	—	129,442	129,442
BB	USD	13	12/21/12	Pay	S&P 500 Index	30.95	—	86,733	86,733
BNP	GBP	11	12/21/12	Pay	FTSE 100 Index	30.00	—	80,397	80,397
BNP	GBP	3	12/21/12	Pay	FTSE 100 Index	25.40	—	10,225	10,225
BNP	GBP	2	12/21/12	Pay	FTSE 100 Index	25.65	—	7,453	7,453
BNP	HKD	15	12/28/12	Receive	China Enterprises Index (Hang Seng)	34.50	—	(457)	(457)
BNP	HKD	27	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.10	—	(3,660)	(3,660)
BNP	HKD	18	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.35	—	(2,894)	(2,894)
BNP	HKD	108	12/28/12	Receive	China Enterprises Index (Hang Seng)	38.00	—	255	255
BNP	JPY	20,000	12/14/12	Receive	Nikkei 225 Index	32.20	—	(1,857,931)	(1,857,931)
BNP	JPY	4,800	12/14/12	Receive	Nikkei 225 Index	28.70	—	(246,106)	(246,106)
BNP	JPY	1,375	12/13/13	Receive	Nikkei 225 Index	31.30	—	(56,432)	(56,432)
BNP	JPY	1,348	12/13/13	Receive	Nikkei 225 Index	29.50	—	(27,699)	(27,699)
BNP	USD	233	12/21/12	Pay	S&P 500 Index	32.40	—	1,870,106	1,870,106
BNP	USD	72	12/21/12	Pay	S&P 500 Index	27.40	—	241,917	241,917
BNP	USD	16	12/20/13	Pay	S&P 500 Index	28.00	—	(8,589)	(8,589)
BNP	USD	17	12/20/13	Pay	S&P 500 Index	30.20	—	40,568	40,568
CSI	JPY	5,000	12/13/13	Receive	Nikkei 225 Index	34.00	—	(321,885)	(321,885)
CSI	USD	48	12/20/13	Pay	S&P 500 Index	35.50	—	338,663	338,663
							$—	$307,268	$307,268

Total return swaps2,20

Counterparty	Notional amount (000)	Termination date	Upfront payments made	Value	Unrealized appreciation (depreciation)
BOA	1,023	01/12/40	$(11,136)	$18,221	$7,085
CITI	1,067	01/12/38	(5,082)	11,005	5,923
CITI	4,013	01/12/41	(151,059)	91,539	(59,520)
DB	1,955	01/12/36	(58,982)	20,767	(38,215)
			$(226,259)	$141,532	$(84,727)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$172,831,174	$—	$—	$172,831,174
Preferred stocks	789,899	—	—	789,899
Investment company	608,798	—	—	608,798
US government obligations	—	56,635,907	—	56,635,907
Federal home loan mortgage corporation certificates	—	1,918,359	—	1,918,359
Federal national mortgage association certificates	—	10,716,716	—	10,716,716
Collateralized mortgage obligations	—	12,530,995	—	12,530,995
Asset-backed securities	—	12,326,738	—	12,326,738

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Fair valuation summary—(concluded)

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate notes	$—	$34,352,236	$—	$34,352,236
Structured note	—	656,300	—	656,300
Municipal bonds and notes	—	1,766,443	—	1,766,443
Non-US government obligations	—	14,190,876	—	14,190,876
Short-term corporate obligation	—	3,000,000	—	3,000,000
Short-term non-US government obligations	—	1,506,948	—	1,506,948
Time deposits	—	25,872,519	—	25,872,519
Short-term US government obligations	—	91,499,786	—	91,499,786
Repurchase agreement	—	54,894,000	—	54,894,000
Options & swaptions purchased	754,487	1,170,511	—	1,924,998
Common stocks sold short	(23,130,497)	—	—	(23,130,497)
Written options	(876,033)	—	—	(876,033)
Swaptions and foreign exchange written options	—	(2,224,964)	—	(2,224,964)
Futures contracts, net	1,927,416	—	—	1,927,416
Forward foreign currency contracts, net	—	743,587	—	743,587
Swap agreements, net	—	1,724,926	—	1,724,926
Total	$152,905,244	$323,281,883	$—	$476,187,127

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2012 (unaudited)

Portfolio footnotes

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Illiquid securities representing 1.80% of net assets as of January 31, 2012.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2012, the value of these securities amounted to 0.95% of net assets.

4  In US Dollars unless otherwise indicated.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.35% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.13% of net assets as of January 31, 2012, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Step bond that converts to the noted fixed rate at a designated future date.

11  Bond interest in default.

12  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

13  Rate shown is the discount rate at date of purchase.

14  Payments made/received are based on the notional amount.

15  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16  Payment from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligations.

17  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

18  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

19  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

20  The Portfolio receives payments based on any positive monthly duration return of the Markit IOS Index. The Portfolio makes payments on any negative monthly duration adjusted return of such index.

PACE Select Advisors Trust

Portfolio acronyms:

ADR  American Depositary Receipt

ADS  American Depositary Shares

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage — The interest rate shown is the current rate as of January 31, 2012.

BHAC  Berkshire Hathaway Assurance Corporation

CDO  Collateralized Debt Obligation

CETIP  Central of Custody and Settlement of Private Bonds

CLO  Collateralized Loan Obligation

COFI  Cost of Funds Index

EURIBOR  Euro Interbank Offered Rate

FFCB  Federal Farm Credit Bank

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

NATL-RE  National Reinsurance

NVDR  Non Voting Depositary Receipt

OJSC  Open Joint Stock Company

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SCSDE  South Carolina School District Enhancement

SDR  Special Drawing Rights

SPDR  Standard & Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

USDA  United States Department of Agriculture

VA  Veterans Administration

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Counterparty acronyms:

BB  Barclays Bank PLC

BOA  Bank of America N.A.

BNP  BNP Paribas

CBOA  Commonwealth Bank of Australia

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs Bank NA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JP Morgan Chase Bank

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

NAB  National Australia Bank Ltd.

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SSC  State Street Bank & Trust Co.

TDB  Toronto Dominion Bank

WBC  Westpac Banking Corp.

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EGP  Egyptian Pound

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2011 to January 31, 2012.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$0.90	0.18%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.23	0.92	0.18
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,022.50	5.19	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.18	1.02
Class B	Actual	1,000.00	1,018.50	8.98	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.24	8.97	1.77
Class C	Actual	1,000.00	1,019.80	7.72	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.50	7.71	1.52
Class Y	Actual	1,000.00	1,023.70	3.92	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.91	0.77
Class P	Actual	1,000.00	1,023.00	3.92	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.91	0.77
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,021.40	4.73	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class B	Actual	1,000.00	1,017.50	8.52	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class C	Actual	1,000.00	1,018.00	7.25	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class Y	Actual	1,000.00	1,022.70	3.46	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
Class P	Actual	1,000.00	1,021.80	3.46	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,050.40	$5.46	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.38	1.06
Class B	Actual	1,000.00	1,045.60	9.31	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.04	9.17	1.81
Class C	Actual	1,000.00	1,047.10	7.77	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.66	1.51
Class Y	Actual	1,000.00	1,050.80	4.18	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.06	4.12	0.81
Class P	Actual	1,000.00	1,050.80	4.18	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.06	4.12	0.81
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,056.00	4.81	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class B	Actual	1,000.00	1,052.00	8.67	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class C	Actual	1,000.00	1,053.40	7.38	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class Y	Actual	1,000.00	1,058.10	3.52	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
Class P	Actual	1,000.00	1,057.30	3.52	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE International Fixed Income Investments
Class A	Actual	$1,000.00	$977.20	$5.96	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class B	Actual	1,000.00	973.00	9.92	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class C	Actual	1,000.00	974.80	8.34	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class Y	Actual	1,000.00	978.20	4.97	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
Class P	Actual	1,000.00	978.20	4.97	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,004.80	6.70	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.75	1.33
Class C	Actual	1,000.00	1,002.60	8.81	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.34	8.87	1.75
Class Y	Actual	1,000.00	1,006.60	4.84	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.31	4.88	0.96
Class P	Actual	1,000.00	1,005.90	5.55	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,011.00	$6.02	1.19%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	6.04	1.19
Class B	Actual	1,000.00	1,006.60	10.19	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	10.23	2.02
Class C	Actual	1,000.00	1,006.70	10.04	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.13	10.08	1.99
Class Y	Actual	1,000.00	1,012.60	4.81	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
Class P	Actual	1,000.00	1,012.10	4.75	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.41	4.77	0.94
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	997.90	6.23	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
Class B	Actual	1,000.00	993.00	10.27	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class C	Actual	1,000.00	993.60	10.27	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class Y	Actual	1,000.00	999.10	4.92	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	4.98	0.98
Class P	Actual	1,000.00	998.90	4.87	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.26	4.93	0.97

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$976.50	$6.56	1.32%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.70	1.32
Class B	Actual	1,000.00	967.70	10.68	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.94	2.16
Class C	Actual	1,000.00	972.30	10.26	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.48	2.07
Class Y	Actual	1,000.00	976.70	5.47	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10
Class P	Actual	1,000.00	976.60	5.76	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.89	1.16
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	975.40	6.41	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.55	1.29
Class B	Actual	1,000.00	971.20	10.55	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.43	10.79	2.13
Class C	Actual	1,000.00	971.40	10.16	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class Y	Actual	1,000.00	976.30	5.37	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
Class P	Actual	1,000.00	976.70	5.61	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$898.80	$6.83	1.43%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class B	Actual	1,000.00	889.30	10.92	2.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.57	11.64	2.30
Class C	Actual	1,000.00	894.20	10.81	2.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.72	11.49	2.27
Class Y	Actual	1,000.00	899.30	5.63	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.99	1.18
Class P	Actual	1,000.00	899.20	5.63	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.99	1.18
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	914.80	8.90	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.84	9.37	1.85
Class B	Actual	1,000.00	911.10	13.21	2.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.31	13.90	2.75
Class C	Actual	1,000.00	911.90	12.50	2.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.07	13.15	2.60
Class Y	Actual	1,000.00	915.80	7.85	1.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.94	8.26	1.63
Class P	Actual	1,000.00	915.30	8.76	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.99	9.22	1.82

PACE Select Advisors Trust

		Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$945.80	$7.09	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class C	Actual	1,000.00	942.30	10.74	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	11.14	2.20
Class Y	Actual	1,000.00	946.10	5.87	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P	Actual	1,000.00	945.90	5.87	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	994.60	10.08	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	10.18	2.01
Class C	Actual	1,000.00	991.20	13.36	2.67
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.71	13.50	2.67
Class Y	Actual	1,000.00	995.70	8.83	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.29	8.92	1.76
Class P	Actual	1,000.00	995.70	8.83	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.29	8.92	1.76

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2012 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$364,011,738, $837,345,107, $449,627,760, $764,487,923, $296,394,104, $487,571,715 and $264,353,073, respectively)[1]	$364,011,738	$843,402,997	$457,125,344	$796,896,567
Investment in an affiliated security, at value (cost—$0, $0, $1,039,888, $0, $0, $3,822,390 and $20,944,002, respectively)	—	—	1,039,888	—
Repurchase agreements, at value (cost—$48,536,000, $57,240,000, $13,543,000, $66,550,000, $0, $5,997,000 and $1,271,000, respectively)	48,536,000	57,240,000	13,543,000	66,550,000
Total investments in securities, at value (cost—$412,547,738, $894,585,107, $464,210,648, $831,037,923, $296,394,104, $497,391,105 and $286,568,075, respectively)	$412,547,738	$900,642,997	$471,708,232	$863,446,567
Cash	254	—	74,339	887
Cash collateral on futures	—	—	—	—
Foreign currency, at value (cost—$0, $0, $133,893, $209,410, $0, $614,530 and $981,305, respectively)	—	—	137,605	213,367
Receivable from affiliate	109,159	—	—	—
Receivable for investments sold	—	478,902,544	2,768,400	36,705,047
Receivable for shares of beneficial interest sold	2,391,094	387,486	691,835	530,267
Receivable for interest	92,690	1,844,951	2,270,446	5,773,706
Swap agreements, at value[2]	—	—	435,311	6,009,921
Due from broker	—	—	39,852	251,984
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,179,523
Receivable for variation margin on futures contracts	—	—	13,037	123,874
Receivable for variation margin on swap agreements	—	—	—	306,304
Receivable for foreign tax reclaims	—	—	2,332	7,120
Other assets	31,454	50,028	44,363	827,561
Total assets	415,172,389	1,381,828,006	478,185,752	915,376,128
Liabilities:
Payable for shares of beneficial interest repurchased	2,061,522	588,279	584,294	928,692
Payable to custodian	10,083	40,764	35,573	75,777
Dividends payable to shareholders	1,520	—	—	—
Payable for investments purchased	—	619,957,185	10,335,051	9,094,469
Investments sold short, at value (proceeds—$0, $145,758,438, $0, $26,732,422, $0, $0 and $0, respectively)	—	147,100,619	—	26,955,233
Due to broker	—	380,000	147,798	4,537,816
Payable to affiliate	—	314,331	196,427	464,006
Options and swaptions written, at value (premiums received $0, $682,500, $0, $2,075,915, $0, $0 and $0, respectively)	—	79,800	—	1,193,484
Swap agreements, at value[2]	—	—	1,747,453	862,356
Payable for cash collateral from securities loaned	—	—	1,039,888	—
Unrealized depreciation on forward foreign currency contracts	—	—	118,964	5,095,325
Payable for foreign withholding taxes	—	—	911	—
Payable for variation margin on futures contracts	—	—	—	—
Accrued expenses and other liabilities	306,501	226,529	111,968	252,669
Total liabilities	2,379,626	768,687,507	14,318,327	49,459,827

1  Includes $0; $0; $1,024,944; $0; $0; $3,746,626; and $20,560,986, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Intermediate Fixed Income Investments were $447,529 and net upfront payments made by PACE Strategic Fixed Income Investments were $781,685.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$364,011,738, $837,345,107, $449,627,760, $764,487,923, $296,394,104, $487,571,715 and $264,353,073, respectively)[1]	$325,379,028	$519,998,235	$266,822,214
Investment in an affiliated security, at value (cost—$0, $0, $1,039,888, $0, $0, $3,822,390 and $20,944,002, respectively)	—	3,822,390	20,944,002
Repurchase agreements, at value (cost—$48,536,000, $57,240,000, $13,543,000, $66,550,000, $0, $5,997,000 and $1,271,000, respectively)	—	5,997,000	1,271,000
Total investments in securities, at value (cost—$412,547,738, $894,585,107, $464,210,648, $831,037,923, $296,394,104, $497,391,105 and $286,568,075, respectively)	$325,379,028	$529,817,625	$289,037,216
Cash	—	124	399,709
Cash collateral on futures	—	4,268,899	368,984
Foreign currency, at value (cost—$0, $0, $133,893, $209,410, $0, $614,530 and $981,305, respectively)	—	617,588	978,765
Receivable from affiliate	—	—	—
Receivable for investments sold	—	5,443,578	1,834,993
Receivable for shares of beneficial interest sold	174,927	230,169	152,550
Receivable for interest	3,498,560	6,967,381	5,338,369
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,432,838	11,252
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on swap agreements	—	—	—
Receivable for foreign tax reclaims	—	56,927	5,488
Other assets	36,622	48,158	23,419
Total assets	329,089,137	549,883,287	298,150,745
Liabilities:
Payable for shares of beneficial interest repurchased	690,899	541,378	428,087
Payable to custodian	18,757	—	19,450
Dividends payable to shareholders	—	—	—
Payable for investments purchased	4,958,537	3,684,440	2,191,876
Investments sold short, at value (proceeds—$0, $145,758,438, $0, $26,732,422, $0, $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	164,871	310,079	179,519
Options and swaptions written, at value (premiums received $0, $682,500, $0, $2,075,915, $0, $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Payable for cash collateral from securities loaned	—	3,822,390	20,944,002
Unrealized depreciation on forward foreign currency contracts	—	2,825,903	409,601
Payable for foreign withholding taxes	—	—	—
Payable for variation margin on futures contracts	—	541,638	213,716
Accrued expenses and other liabilities	82,062	343,862	136,179
Total liabilities	5,915,126	12,069,690	24,522,430

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2012 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$412,794,609	$602,686,377	$462,555,223	$818,069,851
Accumulated undistributed (distributions in excess of) net investment income	—	(1,989,010)	(518,977)	(3,938,302)
Accumulated net realized gain (loss)	(1,846)	7,124,723	(4,588,148)	13,919,327
Net unrealized appreciation	—	5,318,409	6,419,327	37,865,425
Net assets	$412,792,763	$613,140,499	$463,867,425	$865,916,301
Class A
Net assets	$—	$78,383,717	$38,090,209	$77,049,863
Shares outstanding	—	5,873,028	3,104,431	5,243,093
Net asset value per share	$—	$13.35	$12.27	$14.70
Maximum offering price per share	$—	$13.98	$12.85	$15.39
Class B
Net assets	$—	$57,697	$47,368	$195,773
Shares outstanding	—	4,320	3,853	13,324
Net asset value and offering price per share	$—	$13.36	$12.29	$14.69
Class C
Net assets	$—	$21,281,660	$3,382,934	$17,008,915
Shares outstanding	—	1,592,950	275,368	1,157,142
Net asset value and offering price per share	$—	$13.36	$12.29	$14.70
Class Y
Net assets	$—	$57,856,935	$1,134,523	$4,020,111
Shares outstanding	—	4,334,223	92,460	273,763
Net asset value, offering price and redemption value per share[1]	$—	$13.35	$12.27	$14.68
Class P
Net assets	$412,792,763	$455,560,490	$421,212,391	$767,641,639
Shares outstanding	412,794,899	34,116,930	34,319,251	52,245,409
Net asset value, offering price and redemption value per share[1]	$1.00	$13.35	$12.27	$14.69

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$296,131,252	$537,125,123	$269,824,508
Accumulated undistributed (distributions in excess of) net investment income	1,236	(15,425,970)	(4,576)
Accumulated net realized gain (loss)	(1,943,401)	(15,159,538)	1,987,529
Net unrealized appreciation	28,984,924	31,273,982	1,820,854
Net assets	$323,174,011	$537,813,597	$273,628,315
Class A
Net assets	$74,730,954	$90,161,028	$18,651,002
Shares outstanding	5,519,959	7,812,708	1,874,252
Net asset value per share	$13.54	$11.54	$9.95
Maximum offering price per share	$14.18	$12.08	$10.42
Class B
Net assets	$45,845	$6,980	$—
Shares outstanding	3,384	603	—
Net asset value and offering price per share	$13.55	$11.58	$—
Class C
Net assets	$14,663,145	$7,155,639	$4,570,386
Shares outstanding	1,083,003	619,871	459,649
Net asset value and offering price per share	$13.54	$11.54	$9.94
Class Y
Net assets	$120,206	$4,930,475	$457,437
Shares outstanding	8,873	428,274	45,834
Net asset value, offering price and redemption value per share[1]	$13.55	$11.51	$9.98
Class P
Net assets	$233,613,861	$435,559,475	$249,949,490
Shares outstanding	17,250,639	37,736,865	25,071,982
Net asset value, offering price and redemption value per share[1]	$13.54	$11.54	$9.97

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2012 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,049,278,140, $903,594,870, $348,791,476, $350,135,335, $793,356,748, $270,426,065, $90,756,334 and $435,611,235, respectively)[1]	$1,133,615,611	$1,081,782,425	$380,490,273	$426,489,385
Investment in an affiliated security, at value (cost—$0, $18,303,876, $18,724,738, $11,149,131, $25,757,150, $4,312,533, $6,100,509 and $0, respectively)	—	18,303,876	18,724,738	11,149,131
Repurchase agreements, at value (cost—$22,541,000, $18,950,000, $21,060,000, $10,517,000, $5,353,000, $1,351,000, $2,022,000 and $54,894,000, respectively)	22,541,000	18,950,000	21,060,000	10,517,000
Total investments in securities, at value (cost—$1,071,819,140, $940,848,746, $388,576,214, $371,801,466, $824,466,898, $276,089,598, $98,878,843 and $490,505,235, respectively)	$1,156,156,611	$1,119,036,301	$420,275,011	$448,155,516
Cash	1,262	2,558	2,148	2,145
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency collateral on futures contracts, at value (cost—$0, $0, $0, $0, $0, $0, $0, $1,700,016)	—	—	—	—
Foreign currency, at value (cost—$0, $0, $0, $0, $1,271,704, $143,056, $5,986 and $438,900, respectively)	—	—	—	—
Receivable for investments sold	16,729,104	3,178,094	913,928	1,375,952
Receivable for shares of beneficial interest sold	357,366	344,687	134,906	128,514
Receivable for dividends and interest	1,639,952	587,168	114,350	25,991
Swap agreements, at value[2]	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	—	191	722	—
Other assets	65,670	65,505	41,583	42,728
Total assets	1,174,949,965	1,123,214,504	421,482,648	449,730,846
Liabilities:
Payable for investments purchased	8,199,012	3,859,898	3,780,013	3,304,466
Payable for shares of beneficial interest repurchased	1,721,231	1,607,240	580,395	629,790
Payable to affiliate	775,651	733,785	264,043	299,327
Payable to custodian	74,109	69,771	24,330	27,748
Payable for cash collateral from securities loaned	—	18,303,876	18,724,738	11,149,131
Payable for foreign withholding taxes	—	—	—	380
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Investments sold short, at value (proceeds—$0, $0, $0, $0, $0, $0, $0 and $23,953,825, respectively)	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Options and swaptions written, at value (premiums received $0, $0, $0, $0, $0, $0, $0 and $3,418,386, respectively)	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	313,831	298,695	261,411	233,699
Total liabilities	11,083,834	24,873,265	23,634,930	15,644,541

1  Includes $0; $17,815,119; $18,198,959; $10,878,652; $24,752,639; $4,217,310; $5,841,056; and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments were $1,196,347.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,049,278,140, $903,594,870, $348,791,476, $350,135,335, $793,356,748, $270,426,065, $90,756,334 and $435,611,235, respectively)[1]	$772,758,225	$264,804,530	$99,497,898	$443,128,692
Investment in an affiliated security, at value (cost—$0, $18,303,876, $18,724,738, $11,149,131, $25,757,150, $4,312,533, $6,100,509 and $0, respectively)	25,757,150	4,312,533	6,100,509	—
Repurchase agreements, at value (cost—$22,541,000, $18,950,000, $21,060,000, $10,517,000, $5,353,000, $1,351,000, $2,022,000 and $54,894,000, respectively)	5,353,000	1,351,000	2,022,000	54,894,000
Total investments in securities, at value (cost—$1,071,819,140, $940,848,746, $388,576,214, $371,801,466, $824,466,898, $276,089,598, $98,878,843 and $490,505,235, respectively)	$803,868,375	$270,468,063	$107,620,407	$498,022,692
Cash	2,294	—	164,365	—
Cash collateral on futures	194,000	—	—	8,617,154
Cash collateral on swap agreements	—	—	—	379,839
Cash collateral on investments sold short	—	—	—	20,717,713
Foreign currency collateral on futures contracts, at value (cost—$0, $0, $0, $0, $0, $0, $0, $1,700,016)	—	—	—	1,736,156
Foreign currency, at value (cost—$0, $0, $0, $0, $1,271,704, $143,056, $5,986 and $438,900, respectively)	1,282,899	145,281	6,010	447,740
Receivable for investments sold	6,516,967	2,314,669	300,862	24,887,255
Receivable for shares of beneficial interest sold	383,252	94,501	61,616	296,544
Receivable for dividends and interest	1,253,756	510,265	230,097	1,483,646
Swap agreements, at value[2]	—	—	—	6,351,452
Receivable for variation margin on futures contracts	—	—	—	542,773
Due from broker	—	—	—	602,845
Unrealized appreciation on forward foreign currency contracts	1,221,461	—	—	7,290,303
Receivable for foreign tax reclaims	217,213	9,597	5,845	22,888
Other assets	56,380	38,312	30,172	35,331
Total assets	814,996,597	273,580,688	108,419,374	571,434,331
Liabilities:
Payable for investments purchased	7,495,358	388,715	1,142,407	20,710,056
Payable for shares of beneficial interest repurchased	1,425,643	420,721	146,662	1,472,100
Payable to affiliate	592,102	245,248	32,353	673,836
Payable to custodian	122,974	480,927	11,874	400,174
Payable for cash collateral from securities loaned	25,757,150	4,312,533	6,100,509	—
Payable for foreign withholding taxes	59,261	366,171	55,665	10,604
Unrealized depreciation on forward foreign currency contracts	425,440	—	—	6,546,716
Payable for variation margin on futures contracts	16,533	—	—	1,307,119
Investments sold short, at value (proceeds—$0, $0, $0, $0, $0, $0, $0 and $23,953,825, respectively)	—	—	—	23,130,497
Swap agreements, at value[2]	—	—	—	4,626,526
Options and swaptions written, at value (premiums received $0, $0, $0, $0, $0, $0, $0 and $3,418,386, respectively)	—	—	—	3,100,997
Due to broker	—	—	—	1,667,182
Accrued expenses and other liabilities	301,330	131,852	141,847	139,609
Total liabilities	36,195,791	6,346,167	7,631,317	63,785,416

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2012 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,341,963,978	$1,044,343,418	$408,448,802	$383,821,810
Accumulated undistributed (distributions in excess of) net investment income	373,505	725,749	649,079	(1,603,146)
Accumulated net realized loss	(262,808,823)	(124,915,483)	(42,948,960)	(24,486,409)
Net unrealized appreciation (depreciation)	84,337,471	178,187,555	31,698,797	76,354,050
Net assets	$1,163,866,131	$1,098,341,239	$397,847,718	$434,086,305
Class A
Net assets	$137,303,255	$59,308,584	$28,503,906	$37,565,170
Shares outstanding	8,051,815	3,192,713	1,712,428	2,311,879
Net asset value per share	$17.05	$18.58	$16.65	$16.25
Maximum offering price per share	$18.04	$19.66	$17.62	$17.20
Class B
Net assets	$75,417	$33,180	$1,570	$6,203
Shares outstanding	4,372	1,958	105	428
Net asset value and offering price per share	$17.25	$16.94[1]	$14.99[1]	$14.51[3]
Class C
Net assets	$13,449,120	$3,780,547	$4,587,683	$3,798,608
Shares outstanding	785,925	222,485	303,874	259,777
Net asset value and offering price per share	$17.11	$16.99	$15.10	$14.62
Class Y
Net assets	$15,956,410	$13,197,936	$358,015	$116,185
Shares outstanding	934,258	695,017	20,944	6,874
Net asset value, offering price and redemption value per share[2]	$17.08	$18.99	$17.09	$16.90
Class P
Net assets	$997,081,929	$1,022,020,992	$364,396,544	$392,600,139
Shares outstanding	58,572,562	54,061,980	21,470,257	23,453,204
Net asset value, offering price and redemption value per share[2]	$17.02	$18.90	$16.97	$16.74

1  Net assets divided by shares outstanding does not equal net asset value due to rounding.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,094,956,788	$282,270,734	$138,621,423	$624,498,516
Accumulated undistributed (distributions in excess of) net investment income	(3,023,545)	(65,547)	(3,439,446)	(8,320,203)
Accumulated net realized loss	(293,371,316)	(9,048,493)	(43,140,093)	(122,808,731)
Net unrealized appreciation (depreciation)	(19,761,121)	(5,922,173)	8,746,173	14,279,333
Net assets	$778,800,806	$267,234,521	$100,788,057	$507,648,915
Class A
Net assets	$55,155,481	$18,956,940	$4,074,056	$47,265,084
Shares outstanding	4,719,308	1,534,699	735,668	5,100,805
Net asset value per share	$11.69	$12.35	$5.54	$9.27
Maximum offering price per share	$12.37	$13.07	$5.86	$9.81
Class B
Net assets	$760	$22,736	$—	$—
Shares outstanding	63	1,947	—	—
Net asset value and offering price per share	$12.05[1]	$11.68	$—	$—
Class C
Net assets	$2,831,766	$2,792,709	$170,939	$5,551,327
Shares outstanding	246,021	241,069	30,991	614,110
Net asset value and offering price per share	$11.51	$11.58	$5.52	$9.04
Class Y
Net assets	$18,083,957	$14,961,068	$204,492	$1,443,648
Shares outstanding	1,550,541	1,190,214	36,783	154,632
Net asset value, offering price and redemption value per share[2]	$11.66	$12.57	$5.56	$9.34
Class P
Net assets	$702,728,842	$230,501,068	$96,338,570	$453,388,856
Shares outstanding	60,364,861	18,401,395	17,375,452	48,700,639
Net asset value, offering price and redemption value per share[2]	$11.64	$12.53	$5.54	$9.31

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended January 31, 2012 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Interest	$433,500	$9,788,688	$6,616,922	$16,454,523
Dividends	—	—	—	240,000
Securities lending income (includes $1, $14, $271, $223, $0, $171 and $1,649, respectively earned from an affiliated entity)	62	166	7,278	13,944
	433,562	9,788,854	6,624,200	16,708,467
Expenses:
Investment management and administration fees	781,515	1,901,285	1,222,030	2,556,855
Service fees–Class A	—	100,225	48,242	83,152
Service and distribution fees–Class B	—	383	268	1,074
Service and distribution fees–Class C	—	81,880	13,043	54,975
Transfer agency and related services fees	920,004	410,460	197,964	497,802
Reports and notices to shareholders	74,573	30,226	19,271	35,401
Professional fees	46,037	68,335	68,143	73,238
Custody and accounting fees	29,906	108,644	104,402	223,262
State registration fees	22,634	38,578	38,112	44,861
Trustees' fees	10,182	11,401	10,595	12,252
Insurance expense	3,373	5,930	4,406	7,065
Interest expense	—	—	—	38
Other expenses	14,033	19,467	16,183	21,436
	1,902,257	2,776,814	1,742,659	3,611,411
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,491,088)	(216,564)	(104,610)	(48,705)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	14,766
Net expenses	411,169	2,560,250	1,638,049	3,577,472
Net investment income	22,393	7,228,604	4,986,151	13,130,995
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	167	10,302,576	14,700,777	12,797,014
Futures	—	—	(3,358,102)	8,325,877
Options and swaptions written	—	(61,105)	—	—
Swaps	—	—	(4,186,539)	(428,264)
Forward foreign currency contracts	—	—	990,806	3,601,893
Foreign currency transactions	—	—	5,983	(118,905)
Net realized gain (loss)	167	10,241,471	8,152,925	24,177,615
Net change in unrealized appreciation/depreciation of:
Investments	—	(5,871,035)	(3,950,209)	2,550,850
Futures	—	—	449,555	(1,972,053)
Options and swaptions written	—	602,700	—	695,789
Investments sold short	—	1,830,907	—	(222,811)
Swaps	—	—	693,914	5,291,527
Forward foreign currency contracts	—	—	(165,737)	(1,762,959)
Other assets and liabilities denominated in foreign currency	—	—	(6,310)	(9,768)
Net change in unrealized appreciation/depreciation	—	(3,437,428)	(2,978,787)	4,570,575
Net realized and unrealized gain (loss) from investment activities	167	6,804,043	5,174,138	28,748,190
Net increase (decrease) in net assets resulting from operations	$22,560	$14,032,647	$10,160,289	$41,879,185

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Interest	$5,901,033	$9,531,253	$11,245,614
Dividends	—	—	88,815
Securities lending income (includes $1, $14, $271, $223, $0, $171 and $1,649, respectively earned from an affiliated entity)	—	882	33,770
	5,901,033	9,532,135	11,368,199
Expenses:
Investment management and administration fees	865,184	2,056,701	1,051,170
Service fees–Class A	92,592	116,687	24,546
Service and distribution fees–Class B	231	76	—
Service and distribution fees–Class C	54,214	28,340	14,289
Transfer agency and related services fees	89,396	503,478	249,183
Reports and notices to shareholders	11,472	37,375	16,521
Professional fees	57,557	72,679	63,343
Custody and accounting fees	55,383	248,099	57,418
State registration fees	32,578	37,810	29,245
Trustees' fees	9,893	11,066	9,617
Insurance expense	3,028	4,814	2,247
Interest expense	—	—	—
Other expenses	13,500	15,387	12,778
	1,285,028	3,132,512	1,530,357
Fee waivers and/or expense reimbursements by investment manager and administrator	(46,805)	(260,807)	(51,420)
Recoupment of fees waived or expenses previously reimbursed	—	—	1,044
Net expenses	1,238,223	2,871,705	1,479,981
Net investment income	4,662,810	6,660,430	9,888,218
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	361,484	1,734,572	967,654
Futures	—	57,927	(89,407)
Options and swaptions written	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(2,109,871)	2,527,811
Foreign currency transactions	—	(3,328,017)	(158,234)
Net realized gain (loss)	361,484	(3,645,389)	3,247,824
Net change in unrealized appreciation/depreciation of:
Investments	12,736,127	(12,371,356)	(12,358,866)
Futures	—	50,436	(214,360)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(3,255,549)	807,595
Other assets and liabilities denominated in foreign currency	—	(335,876)	(73,291)
Net change in unrealized appreciation/depreciation	12,736,127	(15,912,345)	(11,838,922)
Net realized and unrealized gain (loss) from investment activities	13,097,611	(19,557,734)	(8,591,098)
Net increase (decrease) in net assets resulting from operations	$17,760,421	$(12,897,304)	$1,297,120

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)

January 31, 2012 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0, $0, $0, $0, $2, $28, $0 and $0, respectively)	$978	$1,377	$487	$683
Dividends (net of foreign withholding taxes of $20,796, $0, $3,030, $4,637, $563,370, $240,584, $39,115 and $31,282, respectively)	14,931,850	5,833,671	2,706,843	672,692
Securities lending income (includes $196, $1,047, $1,428, $2,038, $3,218, $334, $531 and $0, respectively earned from an affiliated entity)	280	125,394	86,489	104,920
	14,933,108	5,960,442	2,793,819	778,295
Expenses:
Investment management and administration fees	4,141,342	4,155,932	1,487,092	1,653,492
Service fees–Class A	164,649	72,106	33,999	44,822
Service and distribution fees–Class B	377	175	8	44
Service and distribution fees–Class C	65,207	18,565	21,740	18,288
Transfer agency and related services fees	615,355	570,891	525,244	507,658
Custody and accounting fees	217,489	209,065	73,463	81,686
Professional fees	67,013	66,206	60,151	58,011
Reports and notices to shareholders	49,718	43,140	35,947	34,534
State registration fees	45,491	45,874	36,091	36,091
Trustees' fees	14,278	13,918	10,445	10,222
Insurance expense	10,400	9,886	3,732	4,005
Interest expense	—	117	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	21,563	26,281	15,739	14,321
	5,412,882	5,232,156	2,303,651	2,463,174
Fee waivers and/or expense reimbursements by investment manager and administrator	(138)	(762)	(105,255)	(81,733)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	5,412,744	5,231,394	2,198,396	2,381,441
Net investment income (loss)	9,520,364	729,048	595,423	(1,603,146)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense $0, $0, $0, $0, $0, $15,281, $0 and $0, respectively)	16,518,648	34,222,707	(2,021,417)	7,604,528
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	1,063	—
Net realized gain (loss)	16,518,648	34,222,707	(2,020,354)	7,604,528
Net change in unrealized appreciation/depreciation of:
Investments	(15,207,441)	(39,194,492)	(9,837,372)	(18,803,536)
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(15,207,441)	(39,194,492)	(9,837,372)	(18,803,536)
Net realized and unrealized gain (loss) from investment activities	1,311,207	(4,971,785)	(11,857,726)	(11,199,008)
Net increase (decrease) in net assets resulting from operations	$10,831,571	$(4,242,737)	$(11,262,303)	$(12,802,154)

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0, $0, $0, $0, $2, $28, $0 and $0, respectively)	$956	$277	$101	$2,951,122
Dividends (net of foreign withholding taxes of $20,796, $0, $3,030, $4,637, $563,370, $240,584, $39,115 and $31,282, respectively)	9,430,879	2,776,856	1,542,013	1,721,846
Securities lending income (includes $196, $1,047, $1,428, $2,038, $3,218, $334, $531 and $0, respectively earned from an affiliated entity)	375,864	4,501	4,867	—
	9,807,699	2,781,634	1,546,981	4,672,968
Expenses:
Investment management and administration fees	3,458,140	1,433,770	377,018	3,626,381
Service fees–Class A	70,444	23,469	4,965	66,977
Service and distribution fees–Class B	4	131	—	—
Service and distribution fees–Class C	14,787	13,839	913	28,555
Transfer agency and related services fees	552,136	457,308	224,106	253,808
Custody and accounting fees	369,563	267,903	35,409	243,160
Professional fees	72,998	65,998	64,681	87,779
Reports and notices to shareholders	45,668	37,970	15,335	27,949
State registration fees	43,191	34,288	25,254	37,891
Trustees' fees	13,602	9,976	8,804	10,979
Insurance expense	7,482	2,761	796	4,611
Interest expense	606	451	—	3,051
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	155,512
Other expenses	27,680	24,779	19,387	28,642
	4,676,301	2,372,643	776,668	4,575,295
Fee waivers and/or expense reimbursements by investment manager and administrator	(14)	(33)	(205,263)	(85,862)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	172,656
Net expenses	4,676,287	2,372,610	571,405	4,662,089
Net investment income (loss)	5,131,412	409,024	975,576	10,879
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense $0, $0, $0, $0, $0, $15,281, $0 and $0, respectively)	(26,631,721)	(5,926,495)	339,086	(16,880,273)
Futures	(1,000,587)	—	—	(5,398,221)
Options and swaptions written	—	—	—	968,577
Investments sold short	—	—	—	6,279,518
Swaps	—	—	—	(2,740,128)
Forward foreign currency contracts	1,200,683	—	—	1,723,171
Foreign currency transactions	(63,137)	(294,837)	(16,327)	(594,107)
Net realized gain (loss)	(26,494,762)	(6,221,332)	322,759	(16,641,463)
Net change in unrealized appreciation/depreciation of:
Investments	(71,688,045)	(21,394,022)	(6,947,390)	(1,131,004)
Futures	150,758	—	—	4,485,825
Options and swaptions written	—	—	—	509,915
Investments sold short	—	—	—	(1,304,465)
Swaps	—	—	—	4,038,883
Forward foreign currency contracts	(167,692)	—	—	6,377,951
Other assets and liabilities denominated in foreign currency	(62,405)	(56,286)	289	(59,227)
Net change in unrealized appreciation/depreciation	(71,767,384)	(21,450,308)	(6,947,101)	12,917,878
Net realized and unrealized gain (loss) from investment activities	(98,262,146)	(27,671,640)	(6,624,342)	(3,723,585)
Net increase (decrease) in net assets resulting from operations	$(93,130,734)	$(27,262,616)	$(5,648,766)	$(3,712,706)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income	$22,393	$36,263	$7,228,604	$14,631,652	$4,986,151	$11,115,264
Net realized gains (losses)	167	(659)	10,241,471	4,748,687	8,152,925	7,081,043
Net change in unrealized appreciation/depreciation	—	—	(3,437,428)	4,370,728	(2,978,787)	(2,574,572)
Net increase in net assets resulting from operations	22,560	35,604	14,032,647	23,751,067	10,160,289	15,621,735
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,130,715)	(2,406,844)	(433,621)	(863,862)
Net investment income–Class B	—	—	(784)	(2,676)	(393)	(1,681)
Net investment income–Class C	—	—	(252,436)	(542,028)	(30,220)	(65,946)
Net investment income–Class Y	—	—	(847,360)	(1,552,096)	(14,264)	(38,926)
Net investment income–Class P	(22,393)	(36,263)	(7,080,142)	(14,214,219)	(5,264,122)	(9,834,848)
Net realized gains–Class A	—	—	(389,455)	(3,234,533)	—	—
Net realized gains–Class B	—	—	(285)	(4,578)	—	—
Net realized gains–Class C	—	—	(105,626)	(886,763)	—	—
Net realized gains–Class Y	—	—	(282,582)	(1,877,527)	—	—
Net realized gains–Class P	—	(1,389)	(2,266,496)	(17,268,828)	—	—
	(22,393)	(37,652)	(12,355,881)	(41,990,092)	(5,742,620)	(10,805,263)
From beneficial interest transactions:
Net proceeds from shares sold	356,853,794	359,119,509	63,101,474	123,731,378	52,341,636	102,696,255
Cost of shares repurchased	(309,918,052)	(379,510,934)	(70,834,456)	(180,478,574)	(53,778,407)	(132,429,235)
Proceeds from dividends reinvested	13,225	19,904	11,531,638	38,969,566	5,292,986	9,945,673
Net increase (decrease) in net assets from beneficial interest transactions	46,948,967	(20,371,521)	3,798,656	(17,777,630)	3,856,215	(19,787,307)
Redemption fees	—	—	15,489	41,268	26,171	32,209
Net increase (decrease) in net assets	46,949,134	(20,373,569)	5,490,911	(35,975,387)	8,300,055	(14,938,626)
Net assets:
Beginning of period	365,843,629	386,217,198	607,649,588	643,624,975	455,567,370	470,505,996
End of period	$412,792,763	$365,843,629	$613,140,499	$607,649,588	$463,867,425	$455,567,370
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(1,989,010)	$93,823	$(518,977)	$237,492

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income	$13,130,995	$27,773,398	$4,662,810	$10,007,321
Net realized gains (losses)	24,177,615	11,487,743	361,484	1,212,664
Net change in unrealized appreciation/depreciation	4,570,575	12,684,625	12,736,127	(303,823)
Net increase in net assets resulting from operations	41,879,185	51,945,766	17,760,421	10,916,162
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,401,676)	(1,752,790)	(1,018,621)	(2,318,045)
Net investment income–Class B	(3,392)	(7,423)	(463)	(1,218)
Net investment income–Class C	(269,665)	(391,745)	(162,951)	(362,564)
Net investment income–Class Y	(77,092)	(107,818)	(1,796)	(3,901)
Net investment income–Class P	(16,305,574)	(26,840,251)	(3,477,743)	(7,322,824)
Net realized gains–Class A	(1,340,754)	(1,289,755)	—	—
Net realized gains–Class B	(3,405)	(7,592)	—	—
Net realized gains–Class C	(287,757)	(360,580)	—	—
Net realized gains–Class Y	(69,829)	(75,877)	—	—
Net realized gains–Class P	(13,831,800)	(19,163,723)	—	—
	(33,590,944)	(49,997,554)	(4,661,574)	(10,008,552)
From beneficial interest transactions:
Net proceeds from shares sold	91,192,698	189,350,728	21,931,319	56,391,695
Cost of shares repurchased	(83,982,749)	(172,483,419)	(32,504,962)	(77,508,355)
Proceeds from dividends reinvested	31,690,533	47,506,095	3,941,785	8,408,948
Net increase (decrease) in net assets from beneficial interest transactions	38,900,482	64,373,404	(6,631,858)	(12,707,712)
Redemption fees	28,177	45,160	10,119	15,262
Net increase (decrease) in net assets	47,216,900	66,366,776	6,477,108	(11,784,840)
Net assets:
Beginning of period	818,699,401	752,332,625	316,696,903	328,481,743
End of period	$865,916,301	$818,699,401	$323,174,011	$316,696,903
Accumulated undistributed (distributions in excess of) net investment income	$(3,938,302)	$988,102	$1,236	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income (loss)	$6,660,430	$12,680,016	$9,888,218	$18,793,978	$9,520,364	$13,556,759
Net realized gains (losses)	(3,645,389)	33,114,277	3,247,824	2,050,068	16,518,648	108,714,009
Net change in unrealized appreciation/depreciation	(15,912,345)	19,108,138	(11,838,922)	2,869,112	(15,207,441)	57,535,762
Net increase (decrease) in net assets resulting from operations	(12,897,304)	64,902,431	1,297,120	23,713,158	10,831,571	179,806,530
Dividends and distributions to shareholders from:
Net investment income–Class A	(5,156,426)	(2,504,717)	(713,106)	(1,428,831)	(1,741,146)	(1,238,328)
Net investment income–Class B	(503)	(2,658)	—	—	(133)	—
Net investment income–Class C	(400,661)	(158,235)	(130,895)	(221,860)	(53,456)	—
Net investment income–Class Y	(285,205)	(150,612)	(15,657)	(4,034)	(241,462)	(185,964)
Net investment income–Class P	(25,037,465)	(11,903,830)	(9,030,343)	(16,282,071)	(15,109,729)	(10,356,972)
Net realized gains–Class A	—	—	(197,101)	(130,986)	—	—
Net realized gains–Class C	—	—	(45,733)	(18,866)	—	—
Net realized gains–Class Y	—	—	(4,616)	(1,874)	—	—
Net realized gains–Class P	—	—	(2,579,219)	(1,227,557)	—	—
	(30,880,260)	(14,720,052)	(12,716,670)	(19,316,079)	(17,145,926)	(11,781,264)
From beneficial interest transactions:
Net proceeds from shares sold	31,323,077	101,651,223	30,913,439	89,099,205	62,108,275	183,390,929
Cost of shares repurchased	(55,867,339)	(103,612,336)	(35,745,315)	(59,328,894)	(107,980,811)	(238,882,033)
Proceeds from dividends reinvested	28,462,467	13,558,753	11,943,058	18,090,389	16,277,750	11,209,828
Net increase (decrease) in net assets from beneficial interest transactions	3,918,205	11,597,640	7,111,182	47,860,700	(29,594,786)	(44,281,276)
Redemption fees	11,176	17,861	13,078	14,993	15,063	23,830
Net increase (decrease) in net assets	(39,848,183)	61,797,880	(4,295,290)	52,272,772	(35,894,078)	123,767,820
Net assets:
Beginning of period	577,661,780	515,863,900	277,923,605	225,650,833	1,199,760,209	1,075,992,389
End of period	$537,813,597	$577,661,780	$273,628,315	$277,923,605	$1,163,866,131	$1,199,760,209
Accumulated undistributed (distributions in excess of) net investment income	$(15,425,970)	$8,793,860	$(4,576)	$(2,793)	$373,505	$7,999,067

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income (loss)	$729,048	$2,437,149	$595,423	$(291,891)
Net realized gains (losses)	34,222,707	105,162,554	(2,020,354)	54,858,592
Net change in unrealized appreciation/depreciation	(39,194,492)	128,680,588	(9,837,372)	18,234,910
Net increase (decrease) in net assets resulting from operations	(4,242,737)	236,280,291	(11,262,303)	72,801,611
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	—	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(27,666)	(26,597)	(214)	(174)
Net investment income–Class P	(2,409,749)	(1,631,101)	(71,538)	(147,159)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,437,415)	(1,657,698)	(71,752)	(147,333)
From beneficial interest transactions:
Net proceeds from shares sold	60,819,933	180,861,704	22,997,039	68,096,464
Cost of shares repurchased	(108,648,531)	(235,118,577)	(39,175,597)	(94,588,078)
Proceeds from dividends reinvested	2,330,006	1,587,210	69,151	141,912
Net increase (decrease) in net assets from beneficial interest transactions	(45,498,592)	(52,669,663)	(16,109,407)	(26,349,702)
Redemption fees	16,748	22,934	8,179	12,379
Net increase (decrease) in net assets	(52,161,996)	181,975,864	(27,435,283)	46,316,955
Net assets:
Beginning of period	1,150,503,235	968,527,371	425,283,001	378,966,046
End of period	$1,098,341,239	$1,150,503,235	$397,847,718	$425,283,001
Accumulated undistributed (distributions in excess of) net investment income	$725,749	$2,434,116	$649,079	$125,408

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income (loss)	$(1,603,146)	$(3,116,306)	$5,131,412	$19,036,414	$409,024	$2,888,918
Net realized gains (losses)	7,604,528	63,060,360	(26,494,762)	37,136,849	(6,221,332)	61,907,239
Net change in unrealized appreciation/depreciation	(18,803,536)	70,447,583	(71,767,384)	74,191,414	(21,450,308)	(26,622,704)
Net increase (decrease) in net assets resulting from operations	(12,802,154)	130,391,637	(93,130,734)	130,364,677	(27,262,616)	38,173,453
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,567,928)	(1,165,174)	(172,206)	(163,519)
Net investment income–Class C	—	—	(55,784)	(33,337)	—	—
Net investment income–Class Y	—	—	(556,690)	(433,443)	(166,164)	(177,379)
Net investment income–Class P	—	—	(21,631,424)	(14,656,797)	(2,196,656)	(1,739,478)
Net realized gains–Class A	—	—	—	—	(198,675)	—
Net realized gains–Class B	—	—	—	—	(256)	—
Net realized gains–Class C	—	—	—	—	(31,489)	—
Net realized gains–Class Y	—	—	—	—	(152,682)	—
Net realized gains–Class P	—	—	—	—	(2,349,530)	—
	—	—	(23,811,826)	(16,288,751)	(5,267,658)	(2,080,376)
From beneficial interest transactions:
Net proceeds from shares sold	21,875,736	67,727,931	53,166,400	160,262,924	17,251,376	66,897,606
Cost of shares repurchased	(43,565,029)	(103,860,922)	(88,769,645)	(173,419,299)	(31,455,328)	(73,418,751)
Proceeds from dividends reinvested	—	—	22,766,345	15,566,057	5,091,320	2,000,818
Net increase (decrease) in net assets from beneficial interest transactions	(21,689,293)	(36,132,991)	(12,836,900)	2,409,682	(9,112,632)	(4,520,327)
Redemption fees	8,323	12,119	17,171	20,237	8,424	11,530
Net increase (decrease) in net assets	(34,483,124)	94,270,765	(129,762,289)	116,505,845	(41,634,482)	31,584,280
Net assets:
Beginning of period	468,569,429	374,298,664	908,563,095	792,057,250	308,869,003	277,284,723
End of period	$434,086,305	$468,569,429	$778,800,806	$908,563,095	$267,234,521	$308,869,003
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(1,603,146)	$—	$(3,023,545)	$15,656,869	$(65,547)	$2,060,455

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income (loss)	$975,576	$1,653,374	$10,879	$931,297
Net realized gains (losses)	322,759	8,727,831	(16,641,463)	11,921,488
Net change in unrealized appreciation/depreciation	(6,947,101)	7,182,876	12,917,878	325,166
Net increase (decrease) in net assets resulting from operations	(5,648,766)	17,564,081	(3,712,706)	13,177,951
Dividends and distributions to shareholders from:
Net investment income–Class A	(99,380)	(281,969)	—	(583,054)
Net investment income–Class C	(3,799)	(11,375)	—	(18,811)
Net investment income–Class Y	(5,123)	(10,901)	—	(14,369)
Net investment income–Class P	(2,459,520)	(5,732,414)	—	(5,018,074)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class B	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,567,822)	(6,036,659)	—	(5,634,308)
From beneficial interest transactions:
Net proceeds from shares sold	10,317,319	31,045,874	41,456,423	194,272,098
Cost of shares repurchased	(9,778,312)	(20,503,596)	(78,468,450)	(124,042,441)
Proceeds from dividends reinvested	2,474,017	5,791,306	—	5,436,765
Net increase (decrease) in net assets from beneficial interest transactions	3,013,024	16,333,584	(37,012,027)	75,666,422
Redemption fees	3,110	4,843	19,348	31,814
Net increase (decrease) in net assets	(5,200,454)	27,865,849	(40,705,385)	83,241,879
Net assets:
Beginning of period	105,988,511	78,122,662	548,354,300	465,112,421
End of period	$100,788,057	$105,988,511	$507,648,915	$548,354,300
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(3,439,446)	$(1,847,200)	$(8,320,203)	$(8,331,082)

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.008	0.033	0.048
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.81%	3.40%	4.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.85%[3]	0.88%	0.90%	0.89%	0.93%	0.92%
Expenses after fee waivers and/or expense reimbursements by manager	0.18%[3]	0.25%	0.27%	0.59%	0.60%	0.60%
Net investment income	0.01%[3]	0.01%	0.01%	0.78%	3.27%	4.75%
Supplemental data:
Net assets, end of period (000's)	$412,793	$365,844	$386,217	$529,959	$523,243	$408,562

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.31	$13.71	$13.36	$12.87	$12.72	$12.71
Net investment income[1]	0.14	0.29	0.41	0.57	0.56	0.57
Net realized and unrealized gains	0.16	0.20	0.86	0.56	0.15	0.00[2]
Net increase from operations	0.30	0.49	1.27	1.13	0.71	0.57
Dividends from net investment income	(0.19)	(0.38)	(0.46)	(0.64)	(0.56)	(0.56)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.26)	(0.89)	(0.92)	(0.64)	(0.56)	(0.56)
Net asset value, end of period	$13.35	$13.31	$13.71	$13.36	$12.87	$12.72
Total investment return[3]	2.25%	3.74%	9.92%	9.09%	5.53%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.05%[4]	1.06%[5]	1.08%[5]	1.07%[5]	1.12%	1.13%
Expenses after fee waivers and/or expense reimbursements by manager	1.02%[4]	1.02%[5]	1.02%[5]	1.02%[5]	1.07%	1.12%
Net investment income	2.15%[4]	2.16%	3.06%	4.41%	4.30%	4.40%
Supplemental data:
Net assets, end of period (000's)	$78,384	$80,727	$92,416	$90,386	$91,614	$99,378
Portfolio turnover	548%	1,105%	1,065%	877%	588%	495%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.32	$13.72	$13.37	$12.88	$12.73	$12.72
Net investment income[1]	0.11	0.22	0.35	0.51	0.50	0.50
Net realized and unrealized gains	0.16	0.20	0.85	0.55	0.14	0.01
Net increase from operations	0.27	0.42	1.20	1.06	0.64	0.51
Dividends from net investment income	(0.16)	(0.31)	(0.39)	(0.57)	(0.49)	(0.50)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.23)	(0.82)	(0.85)	(0.57)	(0.49)	(0.50)
Net asset value, end of period	$13.36	$13.32	$13.72	$13.37	$12.88	$12.73
Total investment return[3]	1.98%	3.22%	9.37%	8.45%	5.06%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.56%[4]	1.58%[5]	1.61%[5]	1.63%[5]	1.68%	1.70%
Expenses after fee waivers and/or expense reimbursements by manager	1.52%[4]	1.52%[5]	1.52%[5]	1.52%[5]	1.57%	1.62%
Net investment income	1.65%[4]	1.66%	2.56%	3.90%	3.80%	3.90%
Supplemental data:
Net assets, end of period (000's)	$21,282	$22,064	$24,394	$24,477	$24,536	$26,449
Portfolio turnover	548%	1,105%	1,065%	877%	588%	495%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.32	$13.71	$13.36	$12.87	$12.73	$12.72
Net investment income[1]	0.10	0.19	0.30	0.46	0.45	0.46
Net realized and unrealized gains	0.15	0.21	0.87	0.56	0.15	0.01
Net increase from operations	0.25	0.40	1.17	1.02	0.60	0.47
Dividends from net investment income	(0.14)	(0.28)	(0.36)	(0.53)	(0.46)	(0.46)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.21)	(0.79)	(0.82)	(0.53)	(0.46)	(0.46)
Net asset value, end of period	$13.36	$13.32	$13.71	$13.36	$12.87	$12.73
Total investment return[3]	1.85%	3.03%	9.12%	8.16%	4.72%	3.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.88%[4]	1.83%[5]	1.91%[5]	1.86%[5]	1.89%	1.88%
Expenses after fee waivers and/or expense reimbursements by manager	1.77%[4]	1.77%[5]	1.77%[5]	1.77%[5]	1.82%	1.87%
Net investment income	1.41%[4]	1.39%	2.29%	3.70%	3.55%	3.64%
Supplemental data:
Net assets, end of period (000's)	$58	$98	$157	$173	$769	$1,617
Portfolio turnover	548%	1,105%	1,065%	877%	588%	495%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.31	$13.71	$13.36	$12.87	$12.73	$12.72
Net investment income[1]	0.16	0.32	0.44	0.61	0.59	0.61
Net realized and unrealized gains	0.16	0.20	0.86	0.55	0.15	0.00[2]
Net increase from operations	0.32	0.52	1.30	1.16	0.74	0.61
Dividends from net investment income	(0.21)	(0.41)	(0.49)	(0.67)	(0.60)	(0.60)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.28)	(0.92)	(0.95)	(0.67)	(0.60)	(0.60)
Net asset value, end of period	$13.35	$13.31	$13.71	$13.36	$12.87	$12.73
Total investment return[3]	2.37%	4.00%	10.20%	9.29%	5.86%	4.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.85%[4]	0.88%[5]	0.89%[5]	0.92%[5]	0.90%	0.79%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[4]	0.77%[5]	0.77%[5]	0.77%[5]	0.82%	0.79%
Net investment income	2.40%[4]	2.42%	3.29%	4.65%	4.56%	4.74%
Supplemental data:
Net assets, end of period (000's)	$57,857	$50,830	$49,486	$39,199	$25,669	$13,658
Portfolio turnover	548%	1,105%	1,065%	877%	588%	495%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.32	$13.71	$13.36	$12.87	$12.72	$12.72
Net investment income[1]	0.16	0.32	0.44	0.61	0.59	0.60
Net realized and unrealized gains (losses)	0.15	0.21	0.86	0.55	0.15	(0.01)
Net increase from operations	0.31	0.53	1.30	1.16	0.74	0.59
Dividends from net investment income	(0.21)	(0.41)	(0.49)	(0.67)	(0.59)	(0.59)
Distributions from net realized gains	(0.07)	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.28)	(0.92)	(0.95)	(0.67)	(0.59)	(0.59)
Net asset value, end of period	$13.35	$13.32	$13.71	$13.36	$12.87	$12.72
Total investment return[2]	2.30%	4.08%	10.20%	9.27%	5.87%	4.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.85%[3]	0.86%[4]	0.88%[4]	0.86%[4]	0.90%	0.91%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[3]	0.77%[4]	0.77%[4]	0.77%[4]	0.82%	0.87%
Net investment income	2.40%[3]	2.41%	3.30%	4.66%	4.55%	4.66%
Supplemental data:
Net assets, end of period (000's)	$455,560	$453,931	$477,172	$422,024	$542,337	$469,556
Portfolio turnover	548%	1,105%	1,065%	877%	588%	495%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.15	$12.02	$11.58	$11.51	$11.39	$11.27
Net investment income[1]	0.12	0.26	0.34	0.44	0.48	0.43
Net realized and unrealized gains	0.14	0.12	0.49	0.08	0.12	0.12
Net increase from operations	0.26	0.38	0.83	0.52	0.60	0.55
Dividends from net investment income	(0.14)	(0.25)	(0.39)	(0.45)	(0.48)	(0.43)
Net asset value, end of period	$12.27	$12.15	$12.02	$11.58	$11.51	$11.39
Total investment return[2]	2.14%	3.24%	7.24%	4.88%	5.26%	4.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.99%[3]	0.99%[4]	1.00%[4]	1.02%	1.05%	1.08%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%[4]	0.93%[4]	0.93%	0.93%	1.05%
Net investment income	1.93%[3]	2.18%	2.93%	3.97%	4.10%	3.81%
Supplemental data:
Net assets, end of period (000's)	$38,090	$39,022	$42,905	$45,165	$46,257	$51,800
Portfolio turnover	219%	664%	974%	512%	387%	255%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.17	$12.03	$11.59	$11.52	$11.40	$11.28
Net investment income[1]	0.09	0.20	0.29	0.38	0.42	0.38
Net realized and unrealized gains	0.14	0.13	0.48	0.09	0.12	0.11
Net increase from operations	0.23	0.33	0.77	0.47	0.54	0.49
Dividends from net investment income	(0.11)	(0.19)	(0.33)	(0.40)	(0.42)	(0.37)
Net asset value, end of period	$12.29	$12.17	$12.03	$11.59	$11.52	$11.40
Total investment return[2]	1.80%	2.80%	6.70%	4.36%	4.72%	4.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.50%[3]	1.49%[4]	1.50%[4]	1.53%	1.57%	1.57%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%[4]	1.43%[4]	1.43%	1.43%	1.55%
Net investment income	1.43%[3]	1.67%	2.43%	3.43%	3.60%	3.31%
Supplemental data:
Net assets, end of period (000's)	$3,383	$3,474	$4,646	$5,185	$3,992	$4,116
Portfolio turnover	219%	664%	974%	512%	387%	255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.17	$12.04	$11.60	$11.53	$11.41	$11.29
Net investment income[1]	0.07	0.17	0.25	0.36	0.38	0.34
Net realized and unrealized gains	0.14	0.12	0.50	0.08	0.13	0.13
Net increase from operations	0.21	0.29	0.75	0.44	0.51	0.47
Dividends from net investment income	(0.09)	(0.16)	(0.31)	(0.37)	(0.39)	(0.35)
Net asset value, end of period	$12.29	$12.17	$12.04	$11.60	$11.53	$11.41
Total investment return[2]	1.75%	2.46%	6.43%	4.08%	4.45%	4.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.94%[3]	1.81%[4]	1.82%[4]	1.82%	1.91%	1.84%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%[4]	1.68%[4]	1.68%	1.68%	1.80%
Net investment income	1.21%[3]	1.42%	2.18%	3.23%	3.35%	3.04%
Supplemental data:
Net assets, end of period (000's)	$47	$72	$157	$155	$166	$324
Portfolio turnover	219%	664%	974%	512%	387%	255%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.15	$12.02	$11.59	$11.51	$11.39	$11.28
Net investment income[1]	0.13	0.29	0.38	0.47	0.51	0.47
Net realized and unrealized gains	0.14	0.12	0.48	0.09	0.11	0.10
Net increase from operations	0.27	0.41	0.86	0.56	0.62	0.57
Dividends from net investment income	(0.15)	(0.28)	(0.43)	(0.48)	(0.50)	(0.46)
Net asset value, end of period	$12.27	$12.15	$12.02	$11.59	$11.51	$11.39
Total investment return[2]	2.27%	3.49%	7.53%	5.15%	5.52%	5.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.88%[3]	0.83%[4]	0.74%[4]	0.68%	0.76%	0.80%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[4]	0.68%[4]	0.68%[5]	0.68%	0.80%[6]
Net investment income	2.18%[3]	2.42%	3.19%	4.17%	4.34%	4.07%
Supplemental data:
Net assets, end of period (000's)	$1,135	$1,277	$1,997	$2,313	$1,359	$1,249
Portfolio turnover	219%	664%	974%	512%	387%	255%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.16	$12.02	$11.59	$11.51	$11.39	$11.28
Net investment income[1]	0.13	0.29	0.37	0.47	0.51	0.46
Net realized and unrealized gains	0.13	0.13	0.48	0.09	0.11	0.11
Net increase from operations	0.26	0.42	0.85	0.56	0.62	0.57
Dividends from net investment income	(0.15)	(0.28)	(0.42)	(0.48)	(0.50)	(0.46)
Net asset value, end of period	$12.27	$12.16	$12.02	$11.59	$11.51	$11.39
Total investment return[2]	2.18%	3.58%	7.51%	5.14%	5.52%	5.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.72%[3]	0.72%[4]	0.73%[4]	0.74%	0.77%	0.80%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[4]	0.68%[4]	0.68%	0.68%	0.80%[5]
Net investment income	2.18%[3]	2.43%	3.16%	4.22%	4.35%	4.07%
Supplemental data:
Net assets, end of period (000's)	$421,212	$411,723	$420,801	$353,068	$404,407	$381,254
Portfolio turnover	219%	664%	974%	512%	387%	255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.55	$14.56	$13.09	$13.75	$13.25	$13.26
Net investment income[1]	0.21	0.48	0.47	0.60	0.61	0.56
Net realized and unrealized gains	0.51	0.43	1.60	0.39	0.51	0.00[2]
Net increase from operations	0.72	0.91	2.07	0.99	1.12	0.56
Dividends from net investment income	(0.30)	(0.51)	(0.58)	(0.73)	(0.62)	(0.55)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.57)	(0.92)	(0.60)	(1.65)	(0.62)	(0.57)
Net asset value, end of period	$14.70	$14.55	$14.56	$13.09	$13.75	$13.25
Total investment return[3]	5.04%	6.54%	16.09%	8.31%	8.42%	4.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.02%[4,5]	1.09%	1.09%	1.10%	1.13%	1.15%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%[4,5,6]	1.06%	1.06%	1.07%	1.06%	1.15%[6]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager; excluding interest expense	1.06%[4,6]	1.06%	1.06%	1.06%	1.06%	1.15%[6]
Net investment income	2.87%[4]	3.38%	3.36%	4.75%	4.40%	4.17%
Supplemental data:
Net assets, end of period (000's)	$77,050	$56,151	$45,499	$33,293	$27,180	$21,711
Portfolio turnover	105%	444%	239%	178%	236%	188%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.56	$14.56	$13.09	$13.75	$13.26	$13.26
Net investment income[1]	0.18	0.42	0.40	0.54	0.54	0.50
Net realized and unrealized gains (losses)	0.50	0.43	1.60	0.39	0.50	0.00[2]
Net increase from operations	0.68	0.85	2.00	0.93	1.04	0.50
Dividends from net investment income	(0.27)	(0.44)	(0.51)	(0.67)	(0.55)	(0.48)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.54)	(0.85)	(0.53)	(1.59)	(0.55)	(0.50)
Net asset value, end of period	$14.70	$14.56	$14.56	$13.09	$13.75	$13.26
Total investment return[3]	4.71%	6.10%	15.52%	7.78%	7.79%	3.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.51%[4,5]	1.53%	1.56%	1.58%	1.61%	1.63%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.51%[4,5]	1.55%[6]	1.56%	1.57%	1.56%	1.63%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager; excluding interest expense	1.51%[4]	1.55%[6]	1.56%	1.56%	1.56%	1.63%
Net investment income	2.41%[4]	2.88%	2.86%	4.24%	3.90%	3.69%
Supplemental data:
Net assets, end of period (000's)	$17,009	$12,856	$12,289	$8,797	$5,592	$5,531
Portfolio turnover	105%	444%	239%	178%	236%	188%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.55	$14.55	$13.08	$13.75	$13.25	$13.26
Net investment income[1]	0.16	0.38	0.36	0.49	0.48	0.44
Net realized and unrealized gains	0.49	0.44	1.60	0.40	0.53	0.01
Net increase from operations	0.65	0.82	1.96	0.89	1.01	0.45
Dividends from net investment income	(0.24)	(0.41)	(0.47)	(0.64)	(0.51)	(0.44)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.51)	(0.82)	(0.49)	(1.56)	(0.51)	(0.46)
Net asset value, end of period	$14.69	$14.55	$14.55	$13.08	$13.75	$13.25
Total investment return[3]	4.56%	5.82%	15.23%	7.45%	7.58%	3.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.83%[4,5]	1.85%	1.90%	1.93%	2.03%	1.93%[7]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%[4,5]	1.81%	1.81%	1.82%	1.81%	1.93%[7]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager; excluding interest expense	1.81%[4]	1.81%	1.81%	1.81%	1.81%	1.93%[7]
Net investment income	2.12%[4]	2.63%	2.63%	4.02%	3.59%	3.36%
Supplemental data:
Net assets, end of period (000's)	$196	$230	$300	$333	$142	$456
Portfolio turnover	105%	444%	239%	178%	236%	188%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.54	$14.54	$13.08	$13.74	$13.25	$13.26
Net investment income[1]	0.23	0.52	0.51	0.64	0.66	0.61
Net realized and unrealized gains (losses)	0.50	0.44	1.59	0.39	0.49	(0.01)
Net increase from operations	0.73	0.96	2.10	1.03	1.15	0.60
Dividends from net investment income	(0.32)	(0.55)	(0.62)	(0.77)	(0.66)	(0.59)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.59)	(0.96)	(0.64)	(1.69)	(0.66)	(0.61)
Net asset value, end of period	$14.68	$14.54	$14.54	$13.08	$13.74	$13.25
Total investment return[3]	5.08%	6.80%	16.47%	8.68%	8.67%	4.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.89%[4,5]	0.96%	0.85%	0.73%	0.78%	0.79%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[4,5]	0.81%	0.81%	0.73%	0.78%	0.79%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager; excluding interest expense	0.81%[4]	0.81%	0.81%	0.72%	0.78%	0.79%
Net investment income	3.11%[4]	3.62%	3.63%	5.09%	4.71%	4.55%
Supplemental data:
Net assets, end of period (000's)	$4,020	$2,810	$3,058	$3,186	$3,045	$1,208
Portfolio turnover	105%	444%	239%	178%	236%	188%

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

7  During the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.55	$14.55	$13.08	$13.74	$13.25	$13.26
Net investment income[1]	0.23	0.52	0.50	0.64	0.64	0.59
Net realized and unrealized gains	0.50	0.44	1.60	0.38	0.50	0.00[2]
Net increase from operations	0.73	0.96	2.10	1.02	1.14	0.59
Dividends from net investment income	(0.32)	(0.55)	(0.61)	(0.76)	(0.65)	(0.58)
Distributions from net realized gains	(0.27)	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.59)	(0.96)	(0.63)	(1.68)	(0.65)	(0.60)
Net asset value, end of period	$14.69	$14.55	$14.55	$13.08	$13.74	$13.25
Total investment return[3]	5.08%	6.88%	16.39%	8.58%	8.62%	4.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.82%[4,5]	0.84%	0.87%	0.87%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[4,5]	0.81%	0.81%	0.82%	0.81%	0.93%[6]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager; excluding interest expense	0.81%[4]	0.81%	0.81%	0.81%	0.81%	0.93%[6]
Net investment income	3.12%[4]	3.63%	3.62%	5.00%	4.65%	4.40%
Supplemental data:
Net assets, end of period (000's)	$767,642	$746,653	$691,186	$584,235	$785,267	$679,623
Portfolio turnover	105%	444%	239%	178%	236%	188%

.

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.00	$12.94	$12.45	$12.15	$12.22	$12.27
Net investment income[1]	0.18	0.38	0.39	0.41	0.41	0.40
Net realized and unrealized gains (losses)	0.54	0.06	0.49	0.30	(0.07)	(0.05)
Net increase from operations	0.72	0.44	0.88	0.71	0.34	0.35
Dividends from net investment income	(0.18)	(0.38)	(0.39)	(0.41)	(0.41)	(0.40)
Net asset value, end of period	$13.54	$13.00	$12.94	$12.45	$12.15	$12.22
Total investment return[2]	5.60%	3.49%	7.18%	5.97%	2.81%	2.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.94%[3]	0.94%	0.95%	0.96%	1.01%	1.02%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%	0.93%	0.93%	0.93%	1.01%
Net investment income	2.75%[3]	2.96%	3.08%	3.35%	3.34%	3.21%
Supplemental data:
Net assets, end of period (000's)	$74,731	$73,528	$83,501	$88,167	$87,036	$90,219
Portfolio turnover	17%	34%	10%	25%	16%	48%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.00	$12.94	$12.45	$12.16	$12.22	$12.27
Net investment income[1]	0.15	0.32	0.33	0.35	0.35	0.33
Net realized and unrealized gains (losses)	0.54	0.06	0.49	0.29	(0.06)	(0.05)
Net increase from operations	0.69	0.38	0.82	0.64	0.29	0.28
Dividends from net investment income	(0.15)	(0.32)	(0.33)	(0.35)	(0.35)	(0.33)
Net asset value, end of period	$13.54	$13.00	$12.94	$12.45	$12.16	$12.22
Total investment return[2]	5.34%	2.97%	6.65%	5.36%	2.38%	2.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.44%[3]	1.45%	1.46%	1.47%	1.52%	1.53%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%[3]	1.43%	1.43%	1.43%	1.43%	1.51%
Net investment income	2.25%[3]	2.46%	2.58%	2.85%	2.84%	2.71%
Supplemental data:
Net assets, end of period (000's)	$14,663	$13,943	$15,767	$15,474	$13,905	$14,777
Portfolio turnover	17%	34%	10%	25%	16%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.01	$12.95	$12.46	$12.16	$12.23	$12.27
Net investment income[1]	0.13	0.28	0.29	0.31	0.31	0.30
Net realized and unrealized gains (losses)	0.54	0.06	0.50	0.31	(0.06)	(0.04)
Net increase from operations	0.67	0.34	0.79	0.62	0.25	0.26
Dividends from net investment income	(0.13)	(0.28)	(0.30)	(0.32)	(0.32)	(0.30)
Net asset value, end of period	$13.55	$13.01	$12.95	$12.46	$12.16	$12.23
Total investment return[2]	5.20%	2.71%	6.37%	5.17%	2.05%	2.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.75%[3]	1.75%	1.77%	1.74%	1.89%	1.78%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.68%	1.68%	1.68%	1.76%
Net investment income	2.00%[3]	2.21%	2.33%	2.63%	2.57%	2.44%
Supplemental data:
Net assets, end of period (000's)	$46	$47	$62	$103	$196	$259
Portfolio turnover	17%	34%	10%	25%	16%	48%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.00	$12.95	$12.45	$12.16	$12.23	$12.28
Net investment income[1]	0.20	0.41	0.42	0.44	0.44	0.43
Net realized and unrealized gains (losses)	0.55	0.05	0.50	0.29	(0.07)	(0.05)
Net increase from operations	0.75	0.46	0.92	0.73	0.37	0.38
Dividends from net investment income	(0.20)	(0.41)	(0.42)	(0.44)	(0.44)	(0.43)
Net asset value, end of period	$13.55	$13.00	$12.95	$12.45	$12.16	$12.23
Total investment return[2]	5.81%	3.67%	7.45%	6.23%	3.05%	3.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.73%[3]	0.74%	0.74%	0.76%	0.96%	0.83%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.68%	0.68%	0.76%
Net investment income	3.00%[3]	3.21%	3.33%	3.60%	3.59%	3.46%
Supplemental data:
Net assets, end of period (000's)	$120	$118	$123	$145	$136	$137
Portfolio turnover	17%	34%	10%	25%	16%	48%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.00	$12.95	$12.45	$12.16	$12.22	$12.27
Net investment income[1]	0.20	0.41	0.42	0.44	0.44	0.43
Net realized and unrealized gains (losses)	0.54	0.05	0.50	0.29	(0.06)	(0.05)
Net increase from operations	0.74	0.46	0.92	0.73	0.38	0.38
Dividends from net investment income	(0.20)	(0.41)	(0.42)	(0.44)	(0.44)	(0.43)
Net asset value, end of period	$13.54	$13.00	$12.95	$12.45	$12.16	$12.22
Total investment return[2]	5.73%	3.67%	7.54%	6.14%	3.14%	3.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.72%[3]	0.72%	0.74%	0.74%	0.79%	0.81%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.68%	0.68%	0.76%
Net investment income	3.00%[3]	3.21%	3.33%	3.61%	3.59%	3.47%
Supplemental data:
Net assets, end of period (000's)	$233,614	$229,062	$229,028	$187,814	$242,033	$194,370
Portfolio turnover	17%	34%	10%	25%	16%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$12.52	$11.43	$11.64	$11.84	$11.38	$11.20
Net investment income[2]	0.14	0.26	0.27	0.30	0.25	0.25
Net realized and unrealized gains (losses)	(0.44)	1.13	0.24	(0.06)	1.14	0.23
Net increase (decrease) from operations	(0.30)	1.39	0.51	0.24	1.39	0.48
Dividends from net investment income	(0.68)	(0.30)	(0.70)	(0.44)	(0.93)	(0.30)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and return of capital	(0.68)	(0.30)	(0.72)	(0.44)	(0.93)	(0.30)
Net asset value, end of period	$11.54	$12.52	$11.43	$11.64	$11.84	$11.38
Total investment return[3]	(2.28)%	12.36%	4.32%	2.35%	12.76%	4.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.26%[4]	1.26%	1.30%	1.32%	1.35%	1.37%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.20%[4]	1.22%[5]	1.25%[5]	1.25%	1.25%	1.37%
Net investment income	2.26%[4]	2.16%	2.30%	2.83%	2.07%	2.23%
Supplemental data:
Net assets, end of period (000's)	$90,161	$98,636	$98,039	$103,708	$118,784	$111,910
Portfolio turnover	11%	66%	67%	37%	65%	111%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$12.52	$11.43	$11.64	$11.85	$11.38	$11.20
Net investment income[2]	0.11	0.20	0.21	0.25	0.19	0.20
Net realized and unrealized gains (losses)	(0.44)	1.14	0.24	(0.08)	1.15	0.23
Net increase (decrease) from operations	(0.33)	1.34	0.45	0.17	1.34	0.43
Dividends from net investment income	(0.65)	(0.25)	(0.64)	(0.38)	(0.87)	(0.25)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and return of capital	(0.65)	(0.25)	(0.66)	(0.38)	(0.87)	(0.25)
Net asset value, end of period	$11.54	$12.52	$11.43	$11.64	$11.85	$11.38
Total investment return[3]	(2.52)%	11.83%	3.81%	1.85%	12.20%	3.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.74%[4]	1.74%	1.77%	1.80%	1.84%	1.85%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.68%[4]	1.69%	1.72%[5]	1.75%[5]	1.75%	1.85%
Net investment income	1.78%[4]	1.69%	1.83%	2.32%	1.57%	1.74%
Supplemental data:
Net assets, end of period (000's)	$7,156	$8,034	$7,154	$7,234	$7,161	$6,347
Portfolio turnover	11%	66%	67%	37%	65%	111%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$12.56	$11.46	$11.68	$11.87	$11.40	$11.22
Net investment income[2]	0.09	0.16	0.18	0.22	0.15	0.16
Net realized and unrealized gains (losses)	(0.45)	1.15	0.23	(0.06)	1.16	0.24
Net increase (decrease) from operations	(0.36)	1.31	0.41	0.16	1.31	0.40
Dividends from net investment income	(0.62)	(0.21)	(0.61)	(0.35)	(0.84)	(0.22)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and return of capital	(0.62)	(0.21)	(0.63)	(0.35)	(0.84)	(0.22)
Net asset value, end of period	$11.58	$12.56	$11.46	$11.68	$11.87	$11.40
Total investment return[3]	(2.70)%	11.54%	3.51%	1.64%	11.89%	3.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.42%[4]	2.06%	2.09%	2.10%	2.15%	2.13%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.00%[4]	2.00%	2.00%	2.00%	2.00%	2.13%
Net investment income	1.39%[4]	1.38%	1.55%	2.11%	1.31%	1.47%
Supplemental data:
Net assets, end of period (000's)	$7	$151	$166	$191	$505	$723
Portfolio turnover	11%	66%	67%	37%	65%	111%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$12.49	$11.40	$11.63	$11.83	$11.36	$11.19
Net investment income[2]	0.15	0.28	0.30	0.34	0.29	0.29
Net realized and unrealized gains (losses)	(0.44)	1.14	0.23	(0.07)	1.15	0.22
Net increase (decrease) from operations	(0.29)	1.42	0.53	0.27	1.44	0.51
Dividends from net investment income	(0.69)	(0.33)	(0.74)	(0.47)	(0.97)	(0.34)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and return of capital	(0.69)	(0.33)	(0.76)	(0.47)	(0.97)	(0.34)
Net asset value, end of period	$11.51	$12.49	$11.40	$11.63	$11.83	$11.36
Total investment return[3]	(2.18)%	12.54%	4.68%	2.71%	13.16%	4.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.11%[4]	1.11%	1.01%	0.94%	0.99%	1.03%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.00%[4]	1.00%	0.96%	0.89%	0.93%	1.03%[5]
Net investment income	2.47%[4]	2.38%	2.57%	3.19%	2.40%	2.58%
Supplemental data:
Net assets, end of period (000's)	$4,930	$5,216	$5,825	$7,773	$10,253	$7,113
Portfolio turnover	11%	66%	67%	37%	65%	111%

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$12.52	$11.43	$11.64	$11.84	$11.38	$11.20
Net investment income[2]	0.15	0.28	0.30	0.33	0.28	0.28
Net realized and unrealized gains (losses)	(0.44)	1.14	0.23	(0.07)	1.14	0.23
Net increase (decrease) from operations	(0.29)	1.42	0.53	0.26	1.42	0.51
Dividends from net investment income	(0.69)	(0.33)	(0.72)	(0.46)	(0.96)	(0.33)
Return of capital	—	—	(0.02)	—	—	—
Total dividends and return of capital	(0.69)	(0.33)	(0.74)	(0.46)	(0.96)	(0.33)
Net asset value, end of period	$11.54	$12.52	$11.43	$11.64	$11.84	$11.38
Total investment return[3]	(2.18)%	12.60%	4.65%	2.60%	12.95%	4.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.10%[4]	1.11%	1.15%	1.17%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements by manager	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.13%
Net investment income	2.47%[4]	2.38%	2.56%	3.09%	2.32%	2.49%
Supplemental data:
Net assets, end of period (000's)	$435,559	$465,625	$404,680	$364,616	$534,097	$440,787
Portfolio turnover	11%	66%	67%	37%	65%	111%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.39	$10.17	$8.94	$9.04	$9.60	$9.81
Net investment income[2]	0.36	0.75	0.82	0.66	0.60	0.60
Net realized and unrealized gains (losses)	(0.33)	0.25	1.21	0.02	(0.54)	(0.23)
Net increase from operations	0.03	1.00	2.03	0.68	0.06	0.37
Dividends from net investment income	(0.36)	(0.73)	(0.74)	(0.78)	(0.59)	(0.58)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—	(0.01)	—
Return of capital	—	—	—	—	(0.02)	—
Total dividends, distributions and return of capital	(0.47)	(0.78)	(0.80)	(0.78)	(0.62)	(0.58)
Net asset value, end of period	$9.95	$10.39	$10.17	$8.94	$9.04	$9.60
Total investment return[3]	0.48%	10.00%	23.35%	9.49%	0.58%	3.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.32%[4]	1.31%	1.35%	1.46%	1.59%	1.96%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.33%[4,5]	1.33%[5]	1.35%[5]	1.35%	1.35%	1.35%
Net investment income	7.36%[4]	7.11%	8.36%	8.46%	6.43%	5.96%
Supplemental data:
Net assets, end of period (000's)	$18,651	$25,550	$13,158	$7,538	$2,181	$741
Portfolio turnover	7%	36%	30%	49%	25%	26%

	Class Y
	Six months ended January 31, 2012	Years ended July 31,		Period ended July 31,
	(unaudited)	2011	2010	2009[6]
Net asset value, beginning of period	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.38	0.74	0.85	0.42
Net realized and unrealized gains (losses)	(0.33)	0.28	1.22	2.11
Net increase from operations	0.05	1.02	2.07	2.53
Dividends from net investment income	(0.38)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—
Total dividends, distributions and return of capital	(0.49)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$9.98	$10.42	$10.20	$8.95
Total investment return[3]	0.66%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.96%[4]	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.96%[4]	1.05%[5]	1.10%	1.10%[4]
Net investment income	7.66%[4]	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$457	$385	$9	$7
Portfolio turnover	7%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

	Class C
	Six months ended January 31, 2012	Years ended July 31,		Period ended July 31,
	(unaudited)	2011	2010	2009[1]
Net asset value, beginning of period	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.34	0.71	0.77	0.29
Net realized and unrealized gains (losses)	(0.33)	0.24	1.21	1.54
Net increase from operations	0.01	0.95	1.98	1.83
Dividends from net investment income	(0.34)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—
Return of capital	—	—	—	—
Total dividends, distributions and return of capital	(0.45)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$9.94	$10.38	$10.16	$8.93
Total investment return[3]	0.26%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.75%[4]	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.75%[4]	1.77%	1.81%[5]	1.85%[4]
Net investment income	6.86%[4]	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$4,570	$3,791	$2,834	$1,819
Portfolio turnover	7%	36%	30%	49%

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.41	$10.18	$8.95	$9.04	$9.61	$9.81
Net investment income[2]	0.37	0.77	0.85	0.69	0.63	0.62
Net realized and unrealized gains (losses)	(0.33)	0.26	1.20	0.02	(0.56)	(0.22)
Net increase from operations	0.04	1.03	2.05	0.71	0.07	0.40
Dividends from net investment income	(0.37)	(0.75)	(0.76)	(0.80)	(0.61)	(0.60)
Distributions from net realized gains	(0.11)	(0.05)	(0.06)	—	(0.01)	—
Return of capital	—	—	—	—	(0.02)	—
Total dividends, distributions and return of capital	(0.48)	(0.80)	(0.82)	(0.80)	(0.64)	(0.60)
Net asset value, end of period	$9.97	$10.41	$10.18	$8.95	$9.04	$9.61
Total investment return[3]	0.59%	10.30%	23.60%	9.87%	0.71%	3.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.14%[4]	1.15%	1.19%	1.34%	1.31%	1.72%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.10%[4]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.55%[4]	7.36%	8.60%	8.80%	6.68%	6.24%
Supplemental data:
Net assets, end of period (000's)	$249,949	$248,197	$209,650	$147,029	$142,985	$87,171
Portfolio turnover	7%	36%	30%	49%	25%	26%

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$17.10	$14.76	$13.16	$16.67	$22.41	$22.35
Net investment income (loss)[2]	0.12	0.16	0.12	0.19	0.25	0.23
Net realized and unrealized gains (losses)	0.05	2.31	1.62	(3.44)	(3.34)	2.80
Net increase (decrease) from operations	0.17	2.47	1.74	(3.25)	(3.09)	3.03
Dividends from net investment income	(0.22)	(0.13)	(0.14)	(0.26)	(0.11)	(0.23)
Distributions from net realized gains	—	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.22)	(0.13)	(0.14)	(0.26)	(2.65)	(2.97)
Net asset value, end of period	$17.05	$17.10	$14.76	$13.16	$16.67	$22.41
Total investment return[4]	1.10%	16.79%	13.20%	(19.27)%	(15.56)%	13.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.19%[5]	1.17%	1.20%	1.24%	1.22%	1.21%
Expenses after fee waivers and/or expense reimbursements by manager	1.19%[5]	1.17%	1.20%	1.24%	1.09%	1.08%
Net investment income (loss)	1.53%[5]	0.94%	0.81%	1.52%	1.26%	0.99%
Supplemental data:
Net assets, end of period (000's)	$137,303	$147,471	$143,284	$146,510	$217,986	$291,942
Portfolio turnover	48%	49%	61%	87%	161%	105%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$17.07	$14.73	$13.15	$16.59	$22.36	$22.29
Net investment income (loss)[2]	0.06	0.02	(0.00)[3]	0.09	0.09	0.05
Net realized and unrealized gains (losses)	0.05	2.32	1.61	(3.41)	(3.32)	2.80
Net increase (decrease) from operations	0.11	2.34	1.61	(3.32)	(3.23)	2.85
Dividends from net investment income	(0.07)	—	(0.03)	(0.12)	—	(0.04)
Distributions from net realized gains	—	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.07)	—	(0.03)	(0.12)	(2.54)	(2.78)
Net asset value, end of period	$17.11	$17.07	$14.73	$13.15	$16.59	$22.36
Total investment return[4]	0.67%	15.81%	12.31%	(19.89)%	(16.24)%	13.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.99%[5]	1.96%	2.02%	2.05%	2.01%	2.00%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.99%[5]	1.98%[6]	2.02%[6]	2.02%	1.88%	1.86%
Net investment income (loss)	0.73%[5]	0.13%	(0.01)%	0.74%	0.47%	0.21%
Supplemental data:
Net assets, end of period (000's)	$13,449	$14,807	$15,272	$16,560	$24,765	$35,110
Portfolio turnover	48%	49%	61%	87%	161%	105%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$17.16	$14.82	$13.20	$16.62	$22.43	$22.34
Net investment income (loss)[2]	0.06	0.01	(0.00)[3]	0.09	0.06	0.04
Net realized and unrealized gains (losses)	0.06	2.33	1.62	(3.41)	(3.33)	2.79
Net increase (decrease) from operations	0.12	2.34	1.62	(3.32)	(3.27)	2.83
Dividends from net investment income	(0.03)	—	—	(0.10)	—	—
Distributions from net realized gains	—	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.03)	—	—	(0.10)	(2.54)	(2.74)
Net asset value, end of period	$17.25	$17.16	$14.82	$13.20	$16.62	$22.43
Total investment return[4]	0.66%	15.78%	12.35%	(19.92)%	(16.38)%	13.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.39%[5]	2.34%	2.33%	2.30%	2.16%	2.11%
Expenses after fee waivers and/or expense reimbursements by manager	2.02%[5]	2.02%	2.02%	2.02%	2.02%	1.98%
Net investment income (loss)	0.71%[5]	0.07%	(0.02)%	0.76%	0.29%	0.18%
Supplemental data:
Net assets, end of period (000's)	$75	$86	$165	$405	$765	$1,872
Portfolio turnover	48%	49%	61%	87%	161%	105%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$17.15	$14.81	$13.21	$16.75	$22.51	$22.45
Net investment income (loss)[2]	0.14	0.20	0.16	0.23	0.32	0.30
Net realized and unrealized gains (losses)	0.05	2.31	1.63	(3.45)	(3.35)	2.82
Net increase (decrease) from operations	0.19	2.51	1.79	(3.22)	(3.03)	3.12
Dividends from net investment income	(0.26)	(0.17)	(0.19)	(0.32)	(0.19)	(0.32)
Distributions from net realized gains	—	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.26)	(0.17)	(0.19)	(0.32)	(2.73)	(3.06)
Net asset value, end of period	$17.08	$17.15	$14.81	$13.21	$16.75	$22.51
Total investment return[4]	1.26%	17.00%	13.55%	(18.93)%	(15.30)%	14.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[5]	0.94%	0.89%	0.86%	0.89%	0.88%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[5]	0.94%	0.89%	0.86%	0.76%	0.74%
Net investment income (loss)	1.77%[5]	1.17%	1.11%	1.90%	1.59%	1.32%
Supplemental data:
Net assets, end of period (000's)	$15,956	$16,984	$17,345	$23,834	$33,809	$45,177
Portfolio turnover	48%	49%	61%	87%	161%	105%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009	2008[1]	2007
Net asset value, beginning of period	$17.10	$14.76	$13.16	$16.69	$22.44	$22.38
Net investment income[2]	0.14	0.20	0.16	0.22	0.30	0.28
Net realized and unrealized gains (losses)	0.04	2.31	1.61	(3.44)	(3.34)	2.82
Net increase (decrease) from operations	0.18	2.51	1.77	(3.22)	(3.04)	3.10
Dividends from net investment income	(0.26)	(0.17)	(0.17)	(0.31)	(0.17)	(0.30)
Distributions from net realized gains	—	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.26)	(0.17)	(0.17)	(0.31)	(2.71)	(3.04)
Net asset value, end of period	$17.02	$17.10	$14.76	$13.16	$16.69	$22.44
Total investment return[3]	1.21%	17.07%	13.48%	(19.01)%	(15.39)%	14.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.94%[4]	0.93%	0.95%	0.99%	0.98%	0.96%
Expenses after fee waivers and/or expense reimbursements by manager	0.94%[4]	0.93%	0.95%	0.99%	0.85%	0.83%
Net investment income	1.77%[4]	1.18%	1.05%	1.76%	1.51%	1.23%
Supplemental data:
Net assets, end of period (000's)	$997,082	$1,020,412	$899,926	$819,420	$1,159,915	$1,306,425
Portfolio turnover	48%	49%	61%	87%	161%	105%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of period	$18.62	$14.95	$13.36	$16.67	$18.18	$15.75
Net investment income (loss)[5]	(0.01)	(0.00)[6]	(0.01)	0.03	0.00[6]	(0.02)
Net realized and unrealized gains (losses)	(0.03)	3.67	1.63	(3.27)	(1.03)	2.45
Net increase (decrease) from operations	(0.04)	3.67	1.62	(3.24)	(1.03)	2.43
Dividends from net investment income	—	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	—	(0.03)	(0.07)	(0.48)	—
Net asset value, end of period	$18.58	$18.62	$14.95	$13.36	$16.67	$18.18
Total investment return[7]	(0.21)%	24.55%	12.12%	(19.39)%	(5.94)%	15.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.24%[8,9]	1.23%	1.26%	1.30%	1.25%	1.25%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.24%[8,9]	1.22%	1.23%	1.26%	1.20%	1.20%
Net investment income (loss)	(0.11)%[8]	(0.02)%	(0.08)%	0.21%	0.00%[10]	(0.10)%
Supplemental data:
Net assets, end of period (000's)	$59,309	$64,315	$55,978	$56,038	$77,628	$80,334
Portfolio turnover	33%	84%	91%	100%	120%	95%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of period	$17.10	$13.84	$12.45	$15.66	$17.26	$15.08
Net investment income (loss)[5]	(0.07)	(0.14)	(0.12)	(0.07)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	(0.04)	3.40	1.51	(3.07)	(0.98)	2.34
Net increase (decrease) from operations	(0.11)	3.26	1.39	(3.14)	(1.12)	2.18
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	—	—	(0.07)	(0.48)	—
Net asset value, end of period	$16.99	$17.10	$13.84	$12.45	$15.66	$17.26
Total investment return[7]	(0.64)%	23.47%	11.24%	(20.00)%	(6.80)%	14.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.09%[8,9]	2.07%	2.13%	2.20%	2.09%	2.09%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[8,9]	2.05%	2.05%	2.05%	2.04%[11]	2.05%[11]
Net investment income (loss)	(0.92)%[8]	(0.84)%	(0.90)%	(0.57)%	(0.84)%	(0.95)%
Supplemental data:
Net assets, end of period (000's)	$3,781	$4,209	$3,956	$4,170	$6,120	$7,488
Portfolio turnover	33%	84%	91%	100%	120%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of period	$17.06	$13.80	$12.41	$15.62	$17.22	$15.05
Net investment income (loss)[5]	(0.07)	(0.13)	(0.11)	(0.07)	(0.14)	(0.15)
Net realized and unrealized gains (losses)	(0.05)	3.39	1.50	(3.07)	(0.98)	2.32
Net increase (decrease) from operations	(0.12)	3.26	1.39	(3.14)	(1.12)	2.17
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	—	—	(0.07)	(0.48)	—
Net asset value, end of period	$16.94	$17.06	$13.80	$12.41	$15.62	$17.22
Total investment return[7]	(0.70)%	23.53%	11.28%	(20.05)%	(6.81)%	14.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.66%[8,9]	2.34%	2.37%	2.32%	2.24%	2.24%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[8,9]	2.05%	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(0.93)%[8]	(0.83)%	(0.87)%	(0.58)%	(0.85)%	(0.90)%
Supplemental data:
Net assets, end of period (000's)	$33	$69	$86	$199	$371	$643
Portfolio turnover	33%	84%	91%	100%	120%	95%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of period	$19.05	$15.29	$13.67	$17.03	$18.54	$16.05
Net investment income (loss)[5]	0.01	0.04	0.04	0.08	0.07	0.05
Net realized and unrealized gains (losses)	(0.03)	3.75	1.67	(3.34)	(1.05)	2.49
Net increase (decrease) from operations	(0.02)	3.79	1.71	(3.26)	(0.98)	2.54
Dividends from net investment income	(0.04)	(0.03)	(0.09)	(0.03)	(0.05)	(0.05)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—
Total dividends and distributions	(0.04)	(0.03)	(0.09)	(0.10)	(0.53)	(0.05)
Net asset value, end of period	$18.99	$19.05	$15.29	$13.67	$17.03	$18.54
Total investment return[7]	(0.09)%	24.83%	12.49%	(19.04)%	(5.64)%	15.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.98%[8,9]	0.99%	0.94%	0.88%	0.87%	0.86%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.98%[8,9]	0.98%	0.91%	0.84%	0.82%	0.82%
Net investment income (loss)	0.15%[8]	0.22%	0.25%	0.63%	0.38%	0.27%
Supplemental data:
Net assets, end of period (000's)	$13,198	$13,858	$12,619	$16,885	$23,263	$26,125
Portfolio turnover	33%	84%	91%	100%	120%	95%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  Includes interest expense representing less than 0.005%.

10  Amount represents less than 0.005%.

11  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of period	$18.97	$15.21	$13.59	$16.94	$18.45	$15.97
Net investment income[5]	0.01	0.04	0.03	0.06	0.05	0.03
Net realized and unrealized gains (losses)	(0.04)	3.75	1.66	(3.32)	(1.04)	2.49
Net increase (decrease) from operations	(0.03)	3.79	1.69	(3.26)	(0.99)	2.52
Dividends from net investment income	(0.04)	(0.03)	(0.07)	(0.02)	(0.04)	(0.04)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—
Total dividends and distributions	(0.04)	(0.03)	(0.07)	(0.09)	(0.52)	(0.04)
Net asset value, end of period	$18.90	$18.97	$15.21	$13.59	$16.94	$18.45
Total investment return[6]	(0.11)%	24.92%	12.42%	(19.19)%	(5.68)%	15.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.97%[7,8]	0.97%	0.99%	1.01%	0.96%	0.95%
Expenses after fee waivers and/or expense reimbursements by manager	0.97%[7,8]	0.96%	0.96%	0.97%	0.91%	0.91%
Net investment income	0.16%[7]	0.24%	0.19%	0.50%	0.29%	0.17%
Supplemental data:
Net assets, end of period (000's)	$1,022,021	$1,068,052	$895,889	$822,192	$1,230,206	$1,231,468
Portfolio turnover	33%	84%	91%	100%	120%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

8  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007
Net asset value, beginning of period	$17.05	$14.28	$11.99	$14.27	$19.29	$17.07
Net investment income (loss)[2]	0.01	(0.03)	(0.01)	0.05	0.06	0.01
Net realized and unrealized gains (losses)	(0.41)	2.80	2.31	(2.25)	(3.01)	2.97
Net increase (decrease) from operations	(0.40)	2.77	2.30	(2.20)	(2.95)	2.98
Dividends from net investment income	—	—	(0.01)	(0.08)	(0.00)[3]	—
Distributions from net realized gains	—	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	—	(0.01)	(0.08)	(2.07)	(0.76)
Net asset value, end of period	$16.65	$17.05	$14.28	$11.99	$14.27	$19.29
Total investment return[4]	(2.35)%	19.40%	19.17%	(15.29)%	(16.25)%	17.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.32%[5]	1.29%	1.35%	1.39%	1.29%	1.27%
Expenses after fee waivers and/or expense reimbursements by manager	1.32%[5]	1.29%	1.35%	1.38%	1.29%	1.27%
Net investment income (loss)	0.18%[5]	(0.18)%	(0.05)%	0.44%	0.34%	0.05%
Supplemental data:
Net assets, end of period (000's)	$28,504	$32,166	$27,920	$24,661	$37,185	$47,845
Portfolio turnover	30%	70%	81%	111%	43%	59%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007
Net asset value, beginning of period	$15.53	$13.10	$11.07	$13.18	$18.12	$16.19
Net investment income (loss)[2]	(0.04)	(0.14)	(0.10)	(0.03)	(0.06)	(0.13)
Net realized and unrealized gains (losses)	(0.39)	2.57	2.13	(2.08)	(2.81)	2.82
Net increase (decrease) from operations	(0.43)	2.43	2.03	(2.11)	(2.87)	2.69
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	—	—	(0.00)[3]	(2.07)	(0.76)
Net asset value, end of period	$15.10	$15.53	$13.10	$11.07	$13.18	$18.12
Total investment return[4]	(2.77)%	18.55%	18.34%	(15.98)%	(16.93)%	16.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.07%[5]	2.05%	2.11%	2.15%	2.06%	2.04%
Expenses after fee waivers and/or expense reimbursements by manager	2.07%[5]	2.05%	2.11%	2.14%	2.06%	2.04%
Net investment income (loss)	(0.57)%[5]	(0.93)%	(0.80)%	(0.32)%	(0.42)%	(0.71)%
Supplemental data:
Net assets, end of period (000's)	$4,588	$5,109	$5,178	$5,603	$8,400	$11,964
Portfolio turnover	30%	70%	81%	111%	43%	59%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007
Net asset value, beginning of period	$15.43	$13.03	$11.02	$13.12	$18.06	$16.15
Net investment income (loss)[2]	(0.05)	(0.11)	(0.10)	(0.02)	(0.08)	(0.14)
Net realized and unrealized gains (losses)	(0.39)	2.51	2.11	(2.08)	(2.79)	2.81
Net increase (decrease) from operations	(0.44)	2.40	2.01	(2.10)	(2.87)	2.67
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	—	—	(0.00)[3]	(2.07)	(0.76)
Net asset value, end of period	$14.99	$15.43	$13.03	$11.02	$13.12	$18.06
Total investment return[4]	(3.23)%	18.70%	18.31%	(15.90)%	(16.99)%	16.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.45%[5]	2.29%	2.37%	2.47%	2.20%	2.13%
Expenses after fee waivers and/or expense reimbursements by manager	2.16%[5]	2.16%	2.16%	2.16%	2.16%	2.13%
Net investment income (loss)	(0.67)%[5]	(0.92)%	(0.81)%	(0.25)%	(0.53)%	(0.80)%
Supplemental data:
Net assets, end of period (000's)	$2	$2	$57	$97	$333	$1,006
Portfolio turnover	30%	70%	81%	111%	43%	59%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007
Net asset value, beginning of period	$17.51	$14.63	$12.29	$14.64	$19.73	$17.39
Net investment income (loss)[2]	0.03	0.01	0.07	0.09	0.11	0.07
Net realized and unrealized gains (losses)	(0.44)	2.88	2.32	(2.31)	(3.07)	3.03
Net increase (decrease) from operations	(0.41)	2.89	2.39	(2.22)	(2.96)	3.10
Dividends from net investment income	(0.01)	(0.01)	(0.05)	(0.13)	(0.06)	—
Distributions from net realized gains	—	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	(0.01)	(0.01)	(0.05)	(0.13)	(2.13)	(0.76)
Net asset value, end of period	$17.09	$17.51	$14.63	$12.29	$14.64	$19.73
Total investment return[4]	(2.33)%	19.74%	19.50%	(14.92)%	(15.95)%	18.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.10%[5]	1.08%	0.97%	0.98%	0.95%	0.94%
Expenses after fee waivers and/or expense reimbursements by manager	1.10%[5]	1.08%	0.97%	0.97%	0.95%	0.94%
Net investment income (loss)	0.40%[5]	0.03%	0.47%	0.85%	0.68%	0.37%
Supplemental data:
Net assets, end of period (000's)	$358	$371	$318	$3,255	$4,443	$5,980
Portfolio turnover	30%	70%	81%	111%	43%	59%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007
Net asset value, beginning of period	$17.38	$14.53	$12.20	$14.53	$19.60	$17.31
Net investment income (loss)[2]	0.03	(0.01)	0.02	0.07	0.08	0.03
Net realized and unrealized gains (losses)	(0.44)	2.87	2.34	(2.30)	(3.05)	3.02
Net increase (decrease) from operations	(0.41)	2.86	2.36	(2.23)	(2.97)	3.05
Dividends from net investment income	(0.00)[3]	(0.01)	(0.03)	(0.10)	(0.03)	—
Distributions from net realized gains	—	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	(0.00)[3]	(0.01)	(0.03)	(0.10)	(2.10)	(0.76)
Net asset value, end of period	$16.97	$17.38	$14.53	$12.20	$14.53	$19.60
Total investment return[4]	(2.34)%	19.66%	19.38%	(15.14)%	(16.13)%	17.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.22%[5]	1.17%	1.25%	1.32%	1.18%	1.16%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[5]	1.16%	1.16%	1.16%	1.16%	1.16%[6]
Net investment income (loss)	0.34%[5]	(0.05)%	0.14%	0.66%	0.48%	0.16%
Supplemental data:
Net assets, end of period (000's)	$364,397	$387,634	$345,494	$310,059	$428,819	$483,873
Portfolio turnover	30%	70%	81%	111%	43%	59%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of period	$16.66	$12.28	$10.63	$13.06	$17.30	$14.45
Net investment loss[3]	(0.07)	(0.13)	(0.09)	(0.05)	(0.11)	(0.12)
Net realized and unrealized gains (losses)	(0.34)	4.51	1.74	(2.38)	(1.53)	3.40
Net increase (decrease) from operations	(0.41)	4.38	1.65	(2.43)	(1.64)	3.28
Distributions from net realized gains	—	—	—	—	(2.60)	(0.43)
Net asset value, end of period	$16.25	$16.66	$12.28	$10.63	$13.06	$17.30
Total investment return[4]	(2.46)%	35.67%	15.52%	(18.61)%	(11.39)%	23.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.29%[5]	1.28%	1.35%	1.40%	1.31%	1.30%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.29%[5]	1.28%	1.35%[6]	1.38%	1.31%	1.30%
Net investment loss	(0.92)%[5]	(0.83)%	(0.71)%	(0.56)%	(0.70)%	(0.77)%
Supplemental data:
Net assets, end of period (000's)	$37,565	$40,992	$32,053	$29,429	$41,494	$49,562
Portfolio turnover	56%	103%	133%	154%	128%	109%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of period	$15.05	$11.19	$9.76	$12.07	$16.30	$13.74
Net investment loss[3]	(0.11)	(0.23)	(0.16)	(0.11)	(0.21)	(0.24)
Net realized and unrealized gains (losses)	(0.32)	4.09	1.59	(2.20)	(1.42)	3.23
Net increase (decrease) from operations	(0.43)	3.86	1.43	(2.31)	(1.63)	2.99
Distributions from net realized gains	—	—	—	—	(2.60)	(0.43)
Net asset value, end of period	$14.62	$15.05	$11.19	$9.76	$12.07	$16.30
Total investment return[4]	(2.86)%	34.50%	14.65%	(19.21)%	(12.08)%	22.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[5]	2.05%	2.13%	2.19%	2.08%	2.08%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[5]	2.09%[6]	2.13%[6]	2.13%	2.08%	2.08%
Net investment loss	(1.67)%[5]	(1.63)%	(1.49)%	(1.30)%	(1.47)%	(1.55)%
Supplemental data:
Net assets, end of period (000's)	$3,799	$4,158	$3,217	$3,285	$4,991	$6,712
Portfolio turnover	56%	103%	133%	154%	128%	109%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of period	$14.94	$11.11	$9.69	$11.99	$16.22	$13.68
Net investment loss[3]	(0.12)	(0.22)	(0.15)	(0.11)	(0.22)	(0.23)
Net realized and unrealized gains (losses)	(0.31)	4.05	1.57	(2.19)	(1.41)	3.20
Net increase (decrease) from operations	(0.43)	3.83	1.42	(2.30)	(1.63)	2.97
Distributions from net realized gains	—	—	—	—	(2.60)	(0.43)
Net asset value, end of period	$14.51	$14.94	$11.11	$9.69	$11.99	$16.22
Total investment return[4]	(2.88)%	34.23%	14.86%	(19.18)%	(12.16)%	22.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.78%[5]	2.74%	2.73%	2.61%	2.43%	2.30%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[5]	2.13%	2.13%	2.13%	2.13%	2.13%
Net investment loss	(1.74)%[5]	(1.65)%	(1.39)%	(1.29)%	(1.52)%	(1.58)%
Supplemental data:
Net assets, end of period (000's)	$6	$12	$16	$68	$123	$310
Portfolio turnover	56%	103%	133%	154%	128%	109%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of period	$17.31	$12.74	$11.02	$13.47	$17.71	$14.72
Net investment loss[3]	(0.06)	(0.10)	(0.02)	(0.01)	(0.05)	(0.07)
Net realized and unrealized gains (losses)	(0.35)	4.67	1.74	(2.44)	(1.59)	3.49
Net increase (decrease) from operations	(0.41)	4.57	1.72	(2.45)	(1.64)	3.42
Distributions from net realized gains	—	—	—	—	(2.60)	(0.43)
Net asset value, end of period	$16.90	$17.31	$12.74	$11.02	$13.47	$17.71
Total investment return[4]	(2.37)%	35.87%	15.71%	(18.26)%	(11.09)%	23.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.19%[5]	1.08%	0.94%	0.96%	0.94%	0.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.13%[5]	1.08%	0.94%	0.96%	0.94%	0.93%
Net investment loss	(0.71)%[5]	(0.61)%	(0.14)%	(0.15)%	(0.33)%	(0.41)%
Supplemental data:
Net assets, end of period (000's)	$116	$98	$62	$4,369	$5,671	$6,022
Portfolio turnover	56%	103%	133%	154%	128%	109%

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	For the years ended July 31,
	(unaudited)	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of period	$17.14	$12.62	$10.90	$13.36	$17.61	$14.67
Net investment loss[3]	(0.06)	(0.11)	(0.06)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gains (losses)	(0.34)	4.63	1.78	(2.43)	(1.57)	3.47
Net increase (decrease) from operations	(0.40)	4.52	1.72	(2.46)	(1.65)	3.37
Distributions from net realized gains	—	—	—	—	(2.60)	(0.43)
Net asset value, end of period	$16.74	$17.14	$12.62	$10.90	$13.36	$17.61
Total investment return[4]	(2.33)%	35.82%	15.78%	(18.41)%	(11.22)%	23.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.17%[5]	1.16%	1.23%	1.31%	1.17%	1.16%
Expenses after fee waivers and/or expense reimbursements by manager	1.13%[5]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.75)%[5]	(0.67)%	(0.50)%	(0.31)%	(0.52)%	(0.60)%
Supplemental data:
Net assets, end of period (000's)	$392,600	$423,310	$338,951	$310,425	$456,354	$500,929
Portfolio turnover	56%	103%	133%	154%	128%	109%

.

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.41	$11.72	$11.72	$16.17	$21.27	$19.03
Net investment income (loss)[2]	0.06	0.25	0.19	0.27	0.41	0.29
Net realized and unrealized gains (losses)	(1.45)	1.66	0.06	(4.22)	(2.99)	4.09
Net increase (decrease) from operations	(1.39)	1.91	0.25	(3.95)	(2.58)	4.38
Dividends from net investment income	(0.33)	(0.22)	(0.25)	(0.50)	(0.28)	(0.35)
Distributions from net realized gains	—	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.33)	(0.22)	(0.25)	(0.50)	(2.52)	(2.14)
Net asset value, end of period	$11.69	$13.41	$11.72	$11.72	$16.17	$21.27
Total investment return[3]	(10.12)%	16.37%	2.05%	(24.02)%	(13.73)%	24.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.43%[4,5]	1.40%	1.43%	1.46%	1.37%	1.38%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%[4,5]	1.40%[6]	1.43%	1.46%	1.37%	1.38%
Net investment income (loss)	1.11%[4]	1.91%	1.54%	2.47%	2.16%	1.42%
Supplemental data:
Net assets, end of period (000's)	$55,155	$66,904	$66,355	$71,466	$106,380	$130,966
Portfolio turnover	22%	66%	60%	60%	54%	61%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.14	$11.47	$11.49	$15.79	$20.81	$18.65
Net investment income[2]	0.02	0.14	0.08	0.17	0.25	0.12
Net realized and unrealized gains (losses)	(1.43)	1.64	0.05	(4.11)	(2.92)	4.01
Net increase (decrease) from operations	(1.41)	1.78	0.13	(3.94)	(2.67)	4.13
Dividends from net investment income	(0.22)	(0.11)	(0.15)	(0.36)	(0.11)	(0.18)
Distributions from net realized gains	—	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.22)	(0.11)	(0.15)	(0.36)	(2.35)	(1.97)
Net asset value, end of period	$11.51	$13.14	$11.47	$11.49	$15.79	$20.81
Total investment return[3]	(10.58)%	15.57%	1.10%	(24.67)%	(14.42)%	23.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.27%[4,5]	2.23%	2.26%	2.31%	2.18%	2.18%
Expenses after fee waivers and/or expense reimbursements by manager	2.27%[4,5]	2.23%[6]	2.26%	2.31%	2.18%	2.18%
Net investment income	0.28%[4]	1.08%	0.69%	1.62%	1.33%	0.60%
Supplemental data:
Net assets, end of period (000's)	$2,832	$3,601	$3,769	$4,342	$6,949	$8,856
Portfolio turnover	22%	66%	60%	60%	54%	61%
1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.47	$11.68	$11.65	$15.79	$20.80	$18.60
Net investment income (loss)[2]	0.01	0.07	0.05	0.14	0.17	0.07
Net realized and unrealized gains (losses)	(1.43)	1.72	0.08	(4.09)	(2.88)	4.04
Net increase (decrease) from operations	(1.42)	1.79	0.13	(3.95)	(2.71)	4.11
Dividends from net investment income	—	—	(0.10)	(0.19)	(0.06)	(0.12)
Distributions from net realized gains	—	—	—	—	(2.24)	(1.79)
Total dividends and distributions	—	—	(0.10)	(0.19)	(2.30)	(1.91)
Net asset value, end of period	$12.05	$13.47	$11.68	$11.65	$15.79	$20.80
Total investment return[3]	(11.07)%	15.81%	1.14%	(24.80)%	(14.57)%	23.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	6.17%[4,5]	3.50%	2.59%	2.63%	2.31%	2.27%
Expenses after fee waivers and/or expense reimbursements by manager	2.30%[4,5]	2.36%	2.40%	2.40%	2.31%	2.27%
Net investment income (loss)	(0.16)%[4]	0.62%	0.43%	1.36%	0.89%	0.37%
Supplemental data:
Net assets, end of period (000's)	$1	$1	$20	$66	$186	$489
Portfolio turnover	22%	66%	60%	60%	54%	61%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.41	$11.71	$11.72	$16.20	$21.30	$19.06
Net investment income[2]	0.08	0.28	0.22	0.31	0.48	0.36
Net realized and unrealized gains (losses)	(1.46)	1.67	0.07	(4.23)	(2.98)	4.10
Net increase (decrease) from operations	(1.38)	1.95	0.29	(3.92)	(2.50)	4.46
Dividends from net investment income	(0.37)	(0.25)	(0.30)	(0.56)	(0.36)	(0.43)
Distributions from net realized gains	—	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.37)	(0.25)	(0.30)	(0.56)	(2.60)	(2.22)
Net asset value, end of period	$11.66	$13.41	$11.71	$11.72	$16.20	$21.30
Total investment return[3]	(10.07)%	16.65%	2.43%	(23.73)%	(13.38)%	24.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[4,5]	1.16%	1.10%	1.06%	1.02%	1.02%
Expenses after fee waivers and/or expense reimbursements by manager	1.18%[4,5]	1.16%[6]	1.10%	1.06%	1.02%	1.02%
Net investment income	1.34%[4]	2.14%	1.77%	2.89%	2.51%	1.78%
Supplemental data:
Net assets, end of period (000's)	$18,084	$21,046	$23,368	$33,012	$50,655	$65,377
Portfolio turnover	22%	66%	60%	60%	54%	61%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.39	$11.69	$11.70	$16.16	$21.27	$19.03
Net investment income[2]	0.08	0.29	0.22	0.29	0.46	0.35
Net realized and unrealized gains (losses)	(1.46)	1.66	0.05	(4.21)	(2.99)	4.09
Net increase (decrease) from operations	(1.38)	1.95	0.27	(3.92)	(2.53)	4.44
Dividends from net investment income	(0.37)	(0.25)	(0.28)	(0.54)	(0.34)	(0.41)
Distributions from net realized gains	—	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.37)	(0.25)	(0.28)	(0.54)	(2.58)	(2.20)
Net asset value, end of period	$11.64	$13.39	$11.69	$11.70	$16.16	$21.27
Total investment return[3]	(10.08)%	16.79%	2.21%	(23.81)%	(13.53)%	24.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.18%[4,5]	1.16%	1.18%	1.22%	1.12%	1.12%
Expenses after fee waivers and/or expense reimbursements by manager	1.18%[4,5]	1.16%[6]	1.18%	1.22%	1.12%	1.12%
Net investment income	1.34%[4]	2.20%	1.80%	2.72%	2.44%	1.70%
Supplemental data:
Net assets, end of period (000's)	$702,729	$817,011	$698,546	$684,359	$1,048,105	$1,173,137
Portfolio turnover	22%	66%	60%	60%	54%	61%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$13.80	$12.19	$10.58	$19.46	$23.61	$18.30
Net investment income (loss)[2]	0.02	0.12	0.09	0.20	0.25	0.21
Net realized and unrealized gains (losses)	(1.23)	1.59	1.68	(5.71)	(0.49)	8.02
Net increase (decrease) from operations	(1.21)	1.71	1.77	(5.51)	(0.24)	8.23
Dividends from net investment income	(0.11)	(0.10)	(0.16)	(0.13)	(0.27)	(0.22)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.24)	(0.10)	(0.16)	(3.37)	(3.91)	(2.92)
Net asset value, end of period	$12.35	$13.80	$12.19	$10.58	$19.46	$23.61
Total investment return[3]	(8.52)%	14.01%	16.81%	(21.37)%	(2.61)%	49.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.85%[4,5]	1.84%	1.87%	1.93%	1.86%	1.89%
Expenses after fee waivers and/or expense reimbursements by manager	1.85%[4,5]	1.84%[6]	1.87%	1.93%	1.86%	1.89%
Net investment income (loss)	0.28%[4]	0.87%	0.75%	2.06%	1.14%	1.05%
Supplemental data:
Net assets, end of period (000's)	$18,957	$22,648	$19,111	$17,784	$29,938	$31,216
Portfolio turnover	17%	111%	60%	77%	53%	54%
	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$12.87	$11.38	$9.90	$18.48	$22.61	$17.62
Net investment income (loss)[2]	(0.03)	0.01	(0.00)[7]	0.13	0.08	0.06
Net realized and unrealized gains (losses)	(1.13)	1.48	1.58	(5.47)	(0.46)	7.69
Net increase (decrease) from operations	(1.16)	1.49	1.58	(5.34)	(0.38)	7.75
Dividends from net investment income	—	—	(0.10)	—	(0.11)	(0.06)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.13)	—	(0.10)	(3.24)	(3.75)	(2.76)
Net asset value, end of period	$11.58	$12.87	$11.38	$9.90	$18.48	$22.61
Total investment return[3]	(8.81)%	13.19%	15.96%	(21.97)%	(3.34)%	48.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.60%[4,5]	2.58%	2.61%	2.67%	2.60%	2.64%
Expenses after fee waivers and/or expense reimbursements by manager	2.60%[4,5]	2.58%[6]	2.61%	2.67%	2.60%	2.64%
Net investment income (loss)	(0.47)%[4]	0.11%	(0.01)%	1.35%	0.39%	0.30%
Supplemental data:
Net assets, end of period (000's)	$2,793	$3,373	$3,682	$3,525	$6,536	$7,461
Portfolio turnover	17%	111%	60%	77%	53%	54%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$12.98	$11.48	$9.91	$18.50	$22.61	$17.60
Net investment income (loss)[2]	(0.02)	0.01	(0.03)	0.11	0.06	0.04
Net realized and unrealized gains (losses)	(1.15)	1.49	1.60	(5.46)	(0.46)	7.69
Net increase (decrease) from operations	(1.17)	1.50	1.57	(5.35)	(0.40)	7.73
Dividends from net investment income	—	—	—	—	(0.07)	(0.02)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.13)	—	—	(3.24)	(3.71)	(2.72)
Net asset value, end of period	$11.68	$12.98	$11.48	$9.91	$18.50	$22.61
Total investment return[3]	(8.89)%	13.07%	15.84%	(22.05)%	(3.41)%	47.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.75%[4,5]	2.64%	2.72%	2.72%	2.68%	2.69%
Expenses after fee waivers and/or expense reimbursements by manager	2.75%[4,5]	2.64%[6]	2.72%	2.72%	2.68%	2.69%
Net investment income (loss)	(0.41)%[4]	0.09%	(0.31)%	1.14%	0.28%	0.20%
Supplemental data:
Net assets, end of period (000's)	$23	$49	$60	$135	$319	$535
Portfolio turnover	17%	111%	60%	77%	53%	54%
	Class Y
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$14.06	$12.41	$10.78	$19.79	$23.95	$18.53
Net investment income (loss)[2]	0.03	0.15	0.10	0.28	0.34	0.30
Net realized and unrealized gains (losses)	(1.25)	1.61	1.74	(5.83)	(0.51)	8.12
Net increase (decrease) from operations	(1.22)	1.76	1.84	(5.55)	(0.17)	8.42
Dividends from net investment income	(0.14)	(0.11)	(0.21)	(0.22)	(0.35)	(0.30)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.27)	(0.11)	(0.21)	(3.46)	(3.99)	(3.00)
Net asset value, end of period	$12.57	$14.06	$12.41	$10.78	$19.79	$23.95
Total investment return[3]	(8.42)%	14.22%	17.15%	(21.00)%	(2.22)%	49.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.63%[4,5]	1.61%	1.62%	1.47%	1.50%	1.52%
Expenses after fee waivers and/or expense reimbursements by manager	1.63%[4,5]	1.61%[6]	1.62%	1.47%	1.50%	1.52%
Net investment income (loss)	0.51%[4]	1.08%	0.88%	2.87%	1.49%	1.44%
Supplemental data:
Net assets, end of period (000's)	$14,961	$17,808	$21,524	$33,069	$31,579	$29,576
Portfolio turnover	17%	111%	60%	77%	53%	54%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

7  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$14.00	$12.36	$10.72	$19.68	$23.84	$18.44
Net investment income[2]	0.02	0.13	0.09	0.20	0.28	0.23
Net realized and unrealized gains (losses)	(1.24)	1.60	1.71	(5.77)	(0.51)	8.09
Net increase (decrease) from operations	(1.22)	1.73	1.80	(5.57)	(0.23)	8.32
Dividends from net investment income	(0.12)	(0.09)	(0.16)	(0.15)	(0.29)	(0.22)
Distributions from net realized gains	(0.13)	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.25)	(0.09)	(0.16)	(3.39)	(3.93)	(2.92)
Net asset value, end of period	$12.53	$14.00	$12.36	$10.72	$19.68	$23.84
Total investment return[3]	(8.47)%	14.04%	16.85%	(21.42)%	(2.52)%	49.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.82%[4,5]	1.79%	1.85%	1.97%	1.78%	1.82%
Expenses after fee waivers and/or expense reimbursements by manager	1.82%[4,5]	1.79%[6]	1.85%	1.97%	1.78%	1.82%
Net investment income	0.31%[4]	0.95%	0.78%	2.03%	1.22%	1.13%
Supplemental data:
Net assets, end of period (000's)	$230,501	$264,991	$232,908	$210,680	$337,958	$374,910
Portfolio turnover	17%	111%	60%	77%	53%	54%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2012	Years ended July 31,				Period ended July 31,
	(unaudited)	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$6.02	$5.31	$4.86	$7.73	$9.54	$9.84
Net investment income[3]	0.05	0.09	0.11	0.16	0.19	0.09
Net realized and unrealized gains (losses)	(0.39)	1.01	0.83	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	(0.34)	1.10	0.94	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.14)	(0.39)	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains	—	—	—	—	(0.03)	—
Total dividends and distributions	(0.14)	(0.39)	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$5.54	$6.02	$5.31	$4.86	$7.73	$9.54
Total investment return[4]	(5.42)%	21.49%	19.70%	(36.25)%	(16.22)%	(2.63)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.68%[5]	1.68%	1.89%	2.06%	1.74%	3.06%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.45%[5]	1.45%	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	1.84%[5]	1.54%	2.13%	3.32%	2.10%	1.47%[5]
Supplemental data:
Net assets, end of period (000's)	$4,074	$4,566	$3,975	$3,238	$6,647	$4,199
Portfolio turnover	28%	51%	117%	127%	68%	38%

	Class Y
	Six months ended January 31, 2012	Years ended July 31,		Period ended July 31,	Period ended February 15,
	(unaudited)	2011	2010[1]	2009[6]	2007[7]
Net asset value, beginning of period	$6.05	$5.33	$4.87	$4.35	$10.00
Net investment income[3]	0.06	0.10	0.12	0.09	0.06
Net realized and unrealized gains (losses)	(0.40)	1.02	0.84	0.43	0.97
Net increase (decrease) from operations	(0.34)	1.12	0.96	0.52	1.03
Dividends from net investment income	(0.15)	(0.40)	(0.50)	—	(0.04)
Distributions from net realized gains	—	—	—	—	—
Total dividends and distributions	(0.15)	(0.40)	(0.50)	—	(0.04)
Net asset value, end of period	$5.56	$6.05	$5.33	$4.87	$10.99
Total investment return[4]	(5.39)%	21.89%	20.15%	11.95%	10.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.29%[5]	1.34%	1.51%	1.87%	1.92%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%[5]	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	2.07%[5]	1.74%	2.34%	3.84%	3.07%[5]
Supplemental data:
Net assets, end of period (000's)	$204	$195	$111	$13	$—
Portfolio turnover	28%	51%	117%	127%	38%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Securities, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Six months ended January 31, 2012	Years ended July 31,				Period ended July 31,
	(unaudited)	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$5.99	$5.29	$4.85	$7.69	$9.49	$9.84
Net investment income[3]	0.03	0.05	0.07	0.12	0.12	0.05
Net realized and unrealized gains (losses)	(0.39)	1.00	0.82	(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	(0.36)	1.05	0.89	(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.11)	(0.35)	(0.45)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains	—	—	—	—	(0.03)	—
Total dividends and distributions	(0.11)	(0.35)	(0.45)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$5.52	$5.99	$5.29	$4.85	$7.69	$9.49
Total investment return[4]	(5.77)%	20.51%	18.74%	(36.73)%	(16.84)%	(3.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.43%[5]	2.45%	2.69%	2.96%	2.68%	3.78%[5]
Expenses after fee waivers and/or expense reimbursements by manager	2.20%[5]	2.20%	2.20%	2.20%	2.20%	2.20%[5]
Net investment income	1.10%[5]	0.79%	1.37%	2.67%	1.29%	0.84%[5]
Supplemental data:
Net assets, end of period (000's)	$171	$220	$171	$136	$213	$343
Portfolio turnover	28%	51%	117%	127%	68%	38%

	Class P
	Six months ended January 31, 2012	Years ended July 31,				Period ended July 31,
	(unaudited)	2011	2010[1]	2009	2008	2007[8]
Net asset value, beginning of period	$6.03	$5.32	$4.86	$7.75	$9.56	$10.26
Net investment income[3]	0.06	0.10	0.12	0.17	0.21	0.09
Net realized and unrealized gains (losses)	(0.40)	1.01	0.83	(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	(0.34)	1.11	0.95	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.15)	(0.40)	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains	—	—	—	—	(0.03)	—
Total dividends and distributions	(0.15)	(0.40)	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$5.54	$6.03	$5.32	$4.86	$7.75	$9.56
Total investment return[4]	(5.41)%	21.74%	20.10%	(36.09)%	(16.06)%	(6.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.65%[5]	1.65%	1.91%	2.17%	1.71%	3.02%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%[5]	1.20%	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	2.08%[5]	1.77%	2.36%	3.67%	2.38%	1.75%[5]
Supplemental data:
Net assets, end of period (000's)	$96,339	$101,008	$73,866	$52,925	$70,125	$44,772
Portfolio turnover	28%	51%	117%	127%	68%	38%

7  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

8  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A						Class B
	Six months ended January 31, 2012	Years ended July 31,					Period ended April 7,	Years ended July 31,
	(unaudited)	2011[1]	2010	2009[2]	2008[3]	2007	2010[4]	2009[2]	2008[3]	2007
Net asset value, beginning of period	$9.32	$9.16	$8.79	$10.46	$11.27	$9.93	$8.64	$10.36	$11.19	$9.91
Net investment income (loss)[5]	(0.01)	(0.00)[6]	0.00[6]	0.06	0.09	0.13	(0.03)	(0.01)	0.01	0.02
Net realized and unrealized gains (losses)	(0.04)	0.25	0.40	(1.63)	(0.65)	1.26	0.56	(1.62)	(0.64)	1.29
Net increase (decrease) from operations	(0.05)	0.25	0.40	(1.57)	(0.56)	1.39	0.53	(1.63)	(0.63)	1.31
Dividends from net investment income	—	(0.09)	(0.03)	(0.03)	(0.07)	(0.05)	—	(0.02)	(0.02)	(0.03)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)	—	—	(0.07)	(0.18)	—
Total dividends and distributions	—	(0.09)	(0.03)	(0.10)	(0.25)	(0.05)	—	(0.09)	(0.20)	(0.03)
Net asset value, end of period	$9.27	$9.32	$9.16	$8.79	$10.46	$11.27	$9.17	$8.64	$10.36	$11.19
Total investment return[7]	(0.54)%	2.69%	4.41%	(14.95)%	(4.94)%	14.09%	6.01%	(15.54)%	(5.68)%	13.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%[8]	2.08%	2.06%	2.23%	2.42%	2.69%	3.20%[8]	3.13%	4.51%	3.68%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.01%[8,9]	2.05%	2.00%	2.20%	2.42%[9]	2.52%	2.77%[8]	3.00%	3.16%	3.23%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%[8,9]	1.95%	1.95%	1.95%	1.94%[9]	1.88%	2.70%[8]	2.70%	2.70%	2.63%
Net investment income (loss)	(0.20)%[8]	(0.02)%	0.04%	0.69%	0.79%	1.21%	(0.49)%[8]	(0.08)%	0.08%	0.31%
Supplemental data:
Net assets, end of period (000's)	$47,265	$63,767	$56,772	$65,429	$150,598	$64,409	$—	$29	$23	$18
Portfolio turnover	156%	295%	244%	423%	389%	178%	244%	423%	389%	178%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

4  For the period August 1, 2009 through April 7, 2010. There were no shares outstanding from April 8, 2010 through July 31, 2010.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

	Class C
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009[2]	2008[3]	2007
Net asset value, beginning of period	$9.13	$8.97	$8.64	$10.34	$11.20	$9.91
Net investment income (loss)[5]	(0.04)	(0.07)	(0.06)	(0.01)	0.01	0.05
Net realized and unrealized gains (losses)	(0.05)	0.25	0.39	(1.62)	(0.64)	1.26
Net increase (decrease) from operations	(0.09)	0.18	0.33	(1.63)	(0.63)	1.31
Dividends from net investment income	—	(0.02)	—	—	(0.05)	(0.02)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)	—
Total dividends and distributions	—	(0.02)	—	(0.07)	(0.23)	(0.02)
Net asset value, end of period	$9.04	$9.13	$8.97	$8.64	$10.34	$11.20
Total investment return[7]	(0.88)%	1.93%	3.70%	(15.61)%	(5.67)%	13.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.71%[8]	2.78%[10]	2.75%	2.96%	3.16%[10]	3.45%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.67%[8]	2.78%[9,10]	2.75%	2.96%	3.16%[9,10]	3.28%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.61%[8]	2.68%[9]	2.70%	2.70%	2.67%[9]	2.65%
Net investment income (loss)	(0.87)%[8]	(0.77)%	(0.72)%	(0.08)%	0.08%	0.56%
Supplemental data:
Net assets, end of period (000's)	$5,551	$6,479	$6,887	$6,565	$7,921	$3,843
Portfolio turnover	156%	295%	244%	423%	389%	178%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments (concluded)

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Six months ended January 31, 2012	Years ended July 31,			Period ended July 31,
	(unaudited)	2011[1]	2010	2009[2]	2008[3,4]
Net asset value, beginning of period	$9.38	$9.19	$8.80	$10.51	$10.52
Net investment income (loss)[5]	0.00[6]	0.02	0.03	0.08	(0.00)[6]
Net realized and unrealized gains (losses)	(0.04)	0.25	0.40	(1.66)	(0.01)
Net increase (decrease) from operations	(0.04)	0.27	0.43	(1.58)	(0.01)
Dividends from net investment income	—	(0.08)	(0.04)	(0.06)	—
Distributions from net realized gains	—	—	—	(0.07)	—
Total dividends and distributions	—	(0.08)	(0.04)	(0.13)	—
Net asset value, end of period	$9.34	$9.38	$9.19	$8.80	$10.51
Total investment return[7]	(0.43)%	2.84%	4.83%	(14.81)%	(0.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[8,9]	1.85%	1.76%	1.98%	2.69%[8]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[8,9,10]	1.80%	1.76%[10]	1.95%	2.52%[8]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[8,10]	1.70%	1.70%[10]	1.70%	1.70%[8]
Net investment income (loss)	0.04%[8]	0.21%	0.37%	0.95%	(1.77)%[8]
Supplemental data:
Net assets, end of period (000's)	$1,444	$1,565	$1,977	$13,707	$57,552
Portfolio turnover	156%	295%	244%	423%	389%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

4  For the period July 23, 2008 (commencement of issuance) through July 31, 2008.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class P
	Six months ended January 31, 2012	Years ended July 31,
	(unaudited)	2011[1]	2010	2009[2]	2008[3]	2007
Net asset value, beginning of period	$9.36	$9.19	$8.82	$10.51	$11.30	$9.94
Net investment income (loss)[5]	0.00[6]	0.02	0.03	0.08	0.12	0.16
Net realized and unrealized gains (losses)	(0.05)	0.26	0.40	(1.65)	(0.65)	1.26
Net increase (decrease) from operations	(0.05)	0.28	0.43	(1.57)	(0.53)	1.42
Dividends from net investment income	—	(0.11)	(0.06)	(0.05)	(0.08)	(0.06)
Distributions from net realized gains	—	—	—	(0.07)	(0.18)	—
Total dividends and distributions	—	(0.11)	(0.06)	(0.12)	(0.26)	(0.06)
Net asset value, end of period	$9.31	$9.36	$9.19	$8.82	$10.51	$11.30
Total investment return[7]	(0.43)%	2.94%	4.71%	(14.73)%	(4.76)%	14.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%[8]	1.81%	1.79%	1.96%	2.13%	2.43%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[8,10]	1.80%	1.75%	1.95%	2.13%[10]	2.28%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[8,10]	1.70%	1.70%	1.70%	1.68%[10]	1.64%
Net investment income (loss)	0.04%[8]	0.22%	0.28%	0.93%	1.10%	1.44%
Supplemental data:
Net assets, end of period (000's)	$453,389	$476,544	$399,477	$356,352	$555,361	$384,649
Portfolio turnover	156%	295%	244%	423%	389%	178%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) and PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested and, effective on March 1, 2012 all outstanding Class B shares converted to Class A shares of the same Portfolio. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio calculates its net asset value on days that the NYSE is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS Global Asset Management (Americas) Inc. ("UBS Global AM")'s Global Valuation Committee the responsibility for making fair value determinations with respect to the Portfolios' holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or

PACE Select Advisors Trust

Notes to financial statements (unaudited)

instruments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security or instrument is valued at a "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities or instruments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global AM, the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB Issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("ASU 2011-04") ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Portfolios' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in each applicable Portfolio of investments. Certain derivative contracts entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of January 31, 2012, a Portfolio would be required to post additional

PACE Select Advisors Trust

Notes to financial statements (unaudited)

collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the six months ended January 31, 2012. The Portfolios may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier).

At January 31, 2012, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Swaptions purchased	$179,742	$—	$—	$—	$179,742
Total value	$179,742	$—	$—	$—	$179,742
PACE Intermediate Fixed Income Investments
Futures contracts	$163,235	$—	$—	$—	$163,235
Options & swaptions purchased	333,173	1,339	—	—	334,512
Swap agreements	262,497	—	172,814	—	435,311
Total value	$758,905	$1,339	$172,814	$—	$933,058
PACE Strategic Fixed Income Investments
Swaptions purchased	$1,026,456	$—	$—	$—	$1,026,456
Futures contracts	2,258,391	—	—	—	2,258,391
Forward foreign currency contracts	—	1,179,523	—	—	1,179,523
Swap agreements	8,095,342	—	1,071,545	—	9,166,887
Total value	$11,380,189	$1,179,523	$1,071,545	$—	$13,631,257
PACE International Fixed Income Investments
Futures contracts	$974,731	$—	$—	$—	$974,731
Forward foreign currency contracts	—	2,432,838	—	—	2,432,838
Total value	$974,731	$2,432,838	$—	$—	$3,407,569
PACE High Yield Investments
Forward foreign currency contracts	$—	$11,252	$—	$—	$11,252
Total value	$—	$11,252	$—	$—	$11,252
PACE International Equity Investments
Futures contracts	$—	$—	$—	$43,102	$43,102
Forward foreign currency contracts	—	1,221,461	—	—	1,221,461
Total value	$—	$1,221,461	$—	$43,102	$1,264,563
PACE Alternative Strategies Investments
Futures contracts	$987,787	$—	$—	$4,223,454	$5,211,241
Options & swaptions purchased	1,000,205	170,306	—	754,487	1,924,998
Forward foreign currency contracts	—	7,290,303	—	—	7,290,303
Swap agreements	1,814,904	—	1,682,522	2,854,026	6,351,452
Total value	$3,802,896	$7,460,609	$1,682,522	$7,831,967	$20,777,994

1  In the Statement of assets and liabilities, options purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements (other than centrally cleared swaps) are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts and centrally cleared swaps are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Written swaptions	$(79,800)	$—	$—	$—	$(79,800)
Total value	$(79,800)	$—	$—	$—	$(79,800)
PACE Intermediate Fixed Income Investments
Futures contracts	$(261,816)	$—	$—	$—	$(261,816)
Forward foreign currency contracts	—	(118,964)	—	—	(118,964)
Swap agreements	(1,324,566)	—	(442,887)		(1,767,453)
Total value	$(1,586,382)	$(118,964)	$(442,887)	$—	$(2,148,233)
PACE Strategic Fixed Income Investments
Written swaptions	$(1,193,484)	$—	$—	$—	$(1,193,484)
Forward foreign currency contracts	—	(5,095,325)	—	—	(5,095,325)
Swap agreements	—	—	(862,356)	—	(862,356)
Total value	$(1,193,484)	$(5,095,325)	$(862,356)	$—	$(7,151,165)
PACE International Fixed Income Investments
Futures contracts	$(1,520,098)	$—	$—	$—	$(1,520,098)
Forward foreign currency contracts	—	(2,825,903)	—	—	(2,825,903)
Total value	$(1,520,098)	$(2,825,903)	$—	$—	$(4,346,001)
PACE High Yield Investments
Futures contracts	$(214,360)	$—	$—	$—	$(214,360)
Forward foreign currency contracts	—	(409,601)	—	—	(409,601)
Total value	$(214,360)	$(409,601)	$—	$—	$(623,961)
PACE International Equity Investments
Forward foreign currency contracts	$—	$(425,440)	$—	$—	$(425,440)
Total value	$—	$(425,440)	$—	$—	$(425,440)
PACE Alternative Strategies Investments
Futures contracts	$(897,362)	$—	$—	$(2,386,463)	$(3,283,825)
Written options, swaptions and foreign exchange options	(1,438,923)	(786,041)	—	(876,033)	(3,100,997)
Forward foreign currency contracts	—	(6,546,716)	—	—	(6,546,716)
Swap agreements	(1,607,474)	—	(472,294)	(2,546,758)	(4,626,526)
Total value	$(3,943,759)	$(7,332,757)	$(472,294)	$(5,809,254)	$(17,558,064)

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Transactions in derivative instruments during the six months ended January 31, 2012, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Swaptions purchased[4]	$340,170	$—	$—	$—	$340,170
Written swaptions	(61,105)	—	—	—	(61,105)
Total net realized gain (loss)	$279,065	$—	$—	$—	$279,065
Net change in unrealized appreciation/depreciation[5]
Swaptions purchased[4]	$(479,458)	$—	$—	$—	$(479,458)
Written swaptions	602,700	—	—	—	602,700
Total net change in unrealized appreciation/depreciation	$123,242	$—	$—	$—	$123,242
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(3,358,102)	$—	$—	$—	$(3,358,102)
Options purchased[4]	(341,829)	—	—	—	(341,829)
Forward foreign currency contracts	—	990,806	—	—	990,806
Swap agreements	(3,245,749)	—	(940,790)	—	(4,186,539)
Total net realized gain (loss)	$(6,945,680)	$990,806	$(940,790)	$—	$(6,895,664)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$449,555	$—	$—	$—	$449,555
Options purchased[4]	(211,298)	(82,916)	—	—	(294,214)
Forward foreign currency contracts	—	(165,737)	—	—	(165,737)
Swap agreements	506,384	—	187,530	—	693,914
Total net change in unrealized appreciation/depreciation	$744,641	$(248,653)	$187,530	$—	$683,518
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$8,325,877	$—	$—	$—	$8,325,877
Forward foreign currency contracts	—	3,601,893	—	—	3,601,893
Swap agreements	(119,442)	—	(308,822)	—	(428,264)
Total net realized gain (loss)	$8,206,435	$3,601,893	$(308,822)	$—	$11,499,506
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,972,053)	$—	$—	$—	$(1,972,053)
Written swaptions	695,789	—	—	—	695,789
Forward foreign currency contracts	—	(1,762,959)	—	—	(1,762,959)
Swap agreements	5,403,568	—	(112,041)	—	5,291,527
Total net change in unrealized appreciation/depreciation	$4,127,304	$(1,762,959)	$(112,041)	$—	$2,252,304

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$57,927	$—	$—	$—	$57,927
Forward foreign currency contracts	—	(2,109,871)	—	—	(2,109,871)
Total net realized gain (loss)	$57,927	$(2,109,871)	$—	$—	$(2,051,944)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$50,436	$—	$—	$—	$50,436
Forward foreign currency contracts	—	(3,255,549)	—	—	(3,255,549)
Total net change in unrealized appreciation/depreciation	$50,436	$(3,255,549)	$—	$—	$(3,205,113)
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$(89,407)	$—	$—	$—	$(89,407)
Forward foreign currency contracts	—	2,527,811	—	—	2,527,811
Total net realized gain (loss)	$(89,407)	$2,527,811	$—	$—	$2,438,404
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(214,360)	$—	$—	$—	$(214,360)
Forward foreign currency contracts	—	807,595	—	—	807,595
Total net change in unrealized appreciation/depreciation	$(214,360)	$807,595	$—	$—	$593,235
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$(1,000,587)	$(1,000,587)
Forward foreign currency contracts	—	1,200,683	—	—	1,200,683
Total net realized gain (loss)	$—	$1,200,683	$—	$(1,000,587)	$200,096
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$150,758	$150,758
Forward foreign currency contracts	—	(167,692)	—	—	(167,692)
Total net change in unrealized appreciation/depreciation	$—	$(167,692)	$—	$150,758	$(16,934)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(3,971,828)	$—	$—	$(1,426,393)	$(5,398,221)
Options & swaptions purchased[4]	1,202,130	(1,256,659)	—	(3,094,580)	(3,149,109)
Written options and swaptions	(1,092,784)	652,535	—	1,408,826	968,577
Forward foreign currency contracts	—	1,723,171	—	—	1,723,171
Swap agreements	(2,060,347)	—	(1,215,800)	536,019	(2,740,128)
Total net realized gain (loss)	$(5,922,829)	$1,119,047	$(1,215,800)	$(2,576,128)	$(8,595,710)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$2,189,774	$—	$—	$2,296,051	$4,485,825
Options & swaptions purchased[4]	419,841	527,921	—	(394,491)	553,271
Written options, swaptions and foreign exchange options	(11,689)	218,555	—	303,049	509,915
Forward foreign currency contracts	—	6,377,951	—	—	6,377,951
Swap agreements	(575,889)	—	3,428,399	1,186,373	4,038,883
Total net change in unrealized appreciation/depreciation	$2,022,037	$7,124,427	$3,428,399	$3,390,982	$15,965,845

3  The net realized gains (losses) from futures, written options and swaptions, swap agreements and forward foreign currency contracts are shown in the Statement of operations.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation on futures, written options and swaptions, swap agreements and forward foreign currency contracts are shown in the Statement of operations.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and

PACE Select Advisors Trust

Notes to financial statements (unaudited)

prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as ordinary income (loss) for income tax reporting purposes by all Portfolios except PACE International Fixed Income Investments and PACE High Yield Investments. These two Portfolios treat net realized gain (loss) from forward foreign currency contracts as capital gain (loss) for income tax reporting.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the ordinary course of business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. Based on its history and experience, the Portfolios feel that the likelihood of such an event is remote.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout

PACE Select Advisors Trust

Notes to financial statements (unaudited)

for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At January 31, 2012, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $2,075,915 and $3,418,386, respectively, relating to written put option contracts, which expire between one month and five years. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The fair value of written put option contracts as of January 31, 2012 is $(1,193,484) and $(2,349,222) for PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments, respectively, and is included as a liability in Options and swaptions written, at fair value on the Statement of assets and liabilities.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Government Securities Fixed Income Investments and PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2012.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a financing transaction and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio. During the six months ended January 31, 2012, the only Portfolio that utilized treasury roll transactions was PACE Intermediate Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2012.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swaps—Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2012 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or

PACE Select Advisors Trust

Notes to financial statements (unaudited)

net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swaps—Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Centrally cleared swaps—Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2012:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%

PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Alternative Strategies Investments[1]	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

1  At a meeting held on September 14, 2011, the Board of Trustees for PACE Alternative Strategies Investments approved a fee waiver pursuant to which, effective October 1, 2011, UBS Global AM is voluntarily obligated to waive 0.05% of its management fee through November 30, 2012.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

PACE Intermediate Fixed Income Investments BlackRock Financial Management, Inc.	0.200% up to $120 million	0.100% above $120 million

PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

PACE Municipal Fixed Income Investments Standish Mellon Asset Management Company LLC	0.200% up to $60 million	0.150% above $60 million

PACE International Fixed Income Investments Rogge Global Partners plc		0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

PACE High Yield Investments	MacKay Shields LLC	0.350%

PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

PACE Large Co Growth Equity Investments	Delaware Management Company[2] Marsico Capital Management, LLC Roxbury Capital Management, LLC Wellington Management Company, LLP	0.400% up to $200 million 0.350% above $200 million 0.300% 0.250% up to $250 million 0.200% above $250 million 0.300%

PACE Small/Medium Co Value Equity Investments[3]	Buckhead Capital Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC[4] Palisade Capital Management, LLC[5] Riverbridge Partners, LLC	0.400% 0.400% 0.400%

PACE International Equity Investments	J.P. Morgan Investment Management Inc.— International REI segment J.P. Morgan Investment Management Inc.— EAFE Opportunities segment Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200%
0.350% up to $150 million
0.300% above $150 million
0.350% up to $150 million
0.300% above $150 million
up to $250 million
0.250% above $250 million
up to $350 million
0.200% above $350 million
0.350% up to $150 million
0.300% above $150 million

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE International Emerging Markets Equity Investments	Delaware Management Company Mondrian Investment Partners Ltd. Pzena Investment Management, LLC William Blair & Company L.L.C. 0.600% up to $10 million
0.500% above $10 million
0.650% up to $150 million
0.550% above $150 million
up to $250 million
0.500% above $250 million
0.810% up to $10 million
0.650% above $10 million
up to $50 million
0.590% above $50 million
up to $100 million
0.520% above $100 million
up to $300 million
0.490% above $300 million
0.600% above $100 million
0.550% above $100 million

PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC	0.420% up to $50 million 0.400% above $50 million 0.400%

PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P.[6] Goldman Sachs Asset Management, L.P.[7] Standard Life Investments (Corporate Funds) Limited Wellington Management Company, LLP 0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.850%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.700%
0.750% up to $200 million
0.725% above $200 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Effective January 1, 2012, Delaware's sub-advisory fee was changed to 0.40% of the fund's average daily net assets that it manages up to and including $200 million and 0.35% of the average daily net assets that it manages above $200 million. Prior to the change, Delaware was paid a flat fee in the amount of 0.40% of the fund's average daily net assets that it manages.

3  Kayne Anderson Rudnick assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective March 6, 2012.

4  Effective December 1, 2011, the sub-advisory fee was decreased to 0.400% of the average daily net assets of the Portfolio that Copper Rock Capital Partners, LLC manages. Previously the sub-advisory fee was 0.450% of the fund's average daily net assets that it manages up to and including $100 million and 0.400% of the average daily net assets that it manages above $100 million.

5  Effective December 1, 2011, the sub-advisory fee was decreased to 0.400% of the average daily net assets of the Portfolio that Palisade Capital Management, LLC manages. Previously the sub-advisory fee was 0.450% of the fund's average daily net assets that it manages up to and including $100 million and 0.400% of the average daily net assets that it manages above $100 million.

6  Effective December 1, 2011, the sub-advisory fee was decreased to 0.85% of the average daily net assets of the Portfolio that First Quadrant L.P. manages. Previously the sub-advisory fee was 0.90% of the average daily net assets of the Portfolio.

7  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. was terminated as a sub-advisor to PACE Alternative Strategies Investments. Cash from the sale of securities from the portfolio previously managed by Goldman Sachs Asset Management, L.P. was transferred to the portion of the Portfolio's assets managed by Standard Life Investments (Corporate Funds) Limited ("SLI"), resulting in SLI managing a larger portion of the Portfolio's assets as a whole.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2012, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(109,159)
PACE Government Securities Fixed Income Investments	284,145
PACE Intermediate Fixed Income Investments	186,172
PACE Strategic Fixed Income Investments	437,409
PACE Municipal Fixed Income Investments	139,754
PACE International Fixed Income Investments	286,891
PACE High Yield Investments	172,843
PACE Large Co Value Equity Investments	735,272
PACE Large Co Growth Equity Investments	718,236
PACE Small/Medium Co Value Equity Investments	254,266
PACE Small/Medium Co Growth Equity Investments	288,338
PACE International Equity Investments	578,087
PACE International Emerging Markets Equity Investments	239,059
PACE Global Real Estate Securities Investments	31,375
PACE Alternative Strategies Investments	658,865

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. Additionally, effective October 1, 2011, UBS Global AM has entered into a written fee waiver agreement with PACE Alternative Strategies Investments under which UBS Global AM is contractually obligated to waive its management fees equal to an annual rate of 0.05% of the Portfolio's average daily net assets. For the six months ended January 31, 2012, UBS Global AM was contractually obligated to waive $77,200, $146,817 and $85,862 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Alternative Strategies Investments, respectively.

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2012, UBS Global AM voluntarily waived and/or reimbursed expenses of $928,504 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2012 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2011, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2012, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The recoupments are

PACE Select Advisors Trust

Notes to financial statements (unaudited)

included in the investment management and administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2015, and recoupments for the six months ended January 31, 2012, were as follows:

Portfolio	Class A cap	Class B expense cap		Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	expense Recoupments
PACE Money Market Investments	N/A	N/A		N/A	N/A	0.60%	$562,584	$—
PACE Government Securities Fixed Income Investments	1.02%	1.77%		1.52%	0.77%	0.77	139,364	—
PACE Intermediate Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	104,610	—
PACE Strategic Fixed Income Investments	1.06	1.81		1.56	0.81	0.81	48,705	14,766
PACE Municipal Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	46,805	—
PACE International Fixed Income Investments	1.25	2.00		1.75	1.00	1.00	113,990	—
PACE High Yield Investments	1.35	2.10[1]		1.85	1.10	1.10	51,420	1,044
PACE Large Co Value Equity Investments	1.27	2.02		2.02	1.02	1.02	138	—
PACE Large Co Growth Equity Investments	1.30	2.05		2.05	1.05	1.05	762	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16		2.16	1.16	1.16	105,255	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13		2.13	1.13	1.13	81,733	—
PACE International Equity Investments	1.55	2.30		2.30	1.30	1.30	14	—
PACE International Emerging Markets Equity Investments	2.15	2.90		2.90	1.90	1.90	33	—
PACE Global Real Estate Securities Investments	1.45	N/A	[2]	2.20	1.20	1.20	205,263	—
PACE Alternative Strategies Investments	1.95	2.70		2.70	1.70	1.70	—	172,656

1  Share class has not commenced operations.

2  PACE Global Real Estate Securities Investments does not offer Class B shares.

At January 31, 2012, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
PACE Money Market Investments	$4,550,873	$1,729,334	$1,262,723	$996,232	$562,584
PACE Government Securities Fixed Income Investments—Class A	72,122	26,444	31,628	12,256	1,794
PACE Government Securities Fixed Income Investments—Class B	525	280	163	51	31
PACE Government Securities Fixed Income Investments—Class C	45,344	20,528	16,083	7,022	1,711
PACE Government Securities Fixed Income Investments—Class Y	144,169	42,938	40,800	44,298	16,133
PACE Government Securities Fixed Income Investments—Class P	1,116,322	316,871	379,847	299,909	119,695
PACE Intermediate Fixed Income Investments—Class A	109,413	40,388	32,279	24,476	12,270
PACE Intermediate Fixed Income Investments—Class B	717	259	228	159	71
PACE Intermediate Fixed Income Investments—Class C	11,377	4,223	3,445	2,496	1,213
PACE Intermediate Fixed Income Investments—Class Y	4,973	25	1,293	2,519	1,136
PACE Intermediate Fixed Income Investments—Class P	674,849	209,484	197,675	177,770	89,920
PACE Strategic Fixed Income Investments—Class A	20,497	—	3,721	16,776	—
PACE Strategic Fixed Income Investments—Class B	671	278	278	93	22
PACE Strategic Fixed Income Investments—Class Y	7,289	—	1,522	4,342	1,425

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
PACE Strategic Fixed Income Investments—Class P	$1,046,453	$360,438	$418,442	$220,315	$47,258
PACE Municipal Fixed Income Investments—Class A	54,481	23,896	17,116	10,357	3,112
PACE Municipal Fixed Income Investments—Class B	214	84	74	40	16
PACE Municipal Fixed Income Investments—Class C	13,267	5,657	4,247	2,530	833
PACE Municipal Fixed Income Investments—Class Y	276	106	72	69	29
PACE Municipal Fixed Income Investments—Class P	388,997	129,158	116,086	100,938	42,815
PACE International Fixed Income Investments—Class B	234	125	68	12	29
PACE International Fixed Income Investments—Class Y	4,506	—	—	3,207	1,299
PACE International Fixed Income Investments—Class P	1,219,401	469,248	388,975	248,516	112,662
PACE High Yield Investments—Class P	640,783	296,377	174,480	118,506	51,420
PACE Large Co Value Equity Investments—Class B	2,751	1,350	859	404	138
PACE Large Co Growth Equity Investments—Class B	1,199	487	368	238	106
PACE Large Co Growth Equity Investments—Class C	7,896	4,566	2,137	538	656
PACE Small/Medium Co Value Equity Investments—Class B	691	490	175	24	2
PACE Small/Medium Co Value Equity Investments—Class P	926,473	464,511	300,123	56,586	105,253
PACE Small/Medium Co Growth Equity Investments—Class B	746	364	261	92	29
PACE Small/Medium Co Growth Equity Investments—Class Y	54	—	—	—	54
PACE Small/Medium Co Growth Equity Investments—Class P	1,084,036	547,958	338,313	116,115	81,650
PACE International Equity Investments—Class B	370	191	86	79	14
PACE International Emerging Markets Equity Investments—Class P	33	—	—	—	33
PACE Global Real Estate Securities Investments—Class A	50,981	20,367	15,857	10,103	4,654
PACE Global Real Estate Securities Investments—Class C	2,478	1,009	768	492	209
PACE Global Real Estate Securities Investments—Class Y	510	39	150	234	87
PACE Global Real Estate Securities Investments—Class P	1,517,994	444,161	473,034	400,486	200,313
PACE Alternative Strategies Investments—Class A	72,717	20,289	36,429	15,999	—
PACE Alternative Strategies Investments—Class B	92	54	38	—	—
PACE Alternative Strategies Investments—Class Y	6,719	5,826	—	893	—
PACE Alternative Strategies Investments—Class P	35,004	—	9,756	25,248	—

During the six months ended January 31, 2012, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$347	$196	$—	$3,027
UBS Securities Asia Ltd.	—	—	—	—	520	117	152
UBS Securities Australia Ltd.	—	—	—	—	—	65	—
UBS Securities LLC	1,156	1,989	4,412	—	1,593	—	981
UBS Securities Pte Ltd.	—	—	—	—	170	—	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio's have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2012, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$25,698
PACE Large Co Growth Equity Investments	14,971
PACE Small/Medium Co Value Equity Investments	3,493
PACE Small/Medium Co Growth Equity Investments	17,040
PACE International Equity Investments	20,892
PACE International Emerging Markets Equity Investments	7,624
PACE Global Real Estate Securities Investments	2,715
PACE Alternative Strategies Investments	44,356

During the six months ended January 31, 2012, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$149,319,714
PACE Government Securities Fixed Income Investments	2,285,765,037
PACE Intermediate Fixed Income Investments	264,404,310
PACE Strategic Fixed Income Investments	2,279,143,427
PACE International Fixed Income Investments	33,181,108
PACE High Yield Investments	7,110,469
PACE Small/Medium Co Growth Equity Investments	659,430
PACE Global Real Estate Securities Investments	89,775
PACE Alternative Strategies Investments	78,885,411

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares, and PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2012, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2012, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Government Securities Fixed Income Investments—Class A	$16,619	$2,985
PACE Government Securities Fixed Income Investments—Class B	49	183
PACE Government Securities Fixed Income Investments—Class C	13,518	—
PACE Intermediate Fixed Income Investments—Class A	8,066	880
PACE Intermediate Fixed Income Investments—Class B	40	—
PACE Intermediate Fixed Income Investments—Class C	2,149	112
PACE Strategic Fixed Income Investments—Class A	15,979	40,780
PACE Strategic Fixed Income Investments—Class B	164	87
PACE Strategic Fixed Income Investments—Class C	10,454	991
PACE Municipal Fixed Income Investments—Class A	15,754	22,190
PACE Municipal Fixed Income Investments—Class B	39	—
PACE Municipal Fixed Income Investments—Class C	9,324	13
PACE International Fixed Income Investments—Class A	18,702	506
PACE International Fixed Income Investments—Class B	6	—
PACE International Fixed Income Investments—Class C	4,480	75
PACE High Yield Investments—Class A	3,891	18,646
PACE High Yield Investments—Class C	2,785	510
PACE Large Co Value Equity Investments—Class A	28,946	1,730
PACE Large Co Value Equity Investments—Class B	64	—
PACE Large Co Value Equity Investments—Class C	11,369	—
PACE Large Co Growth Equity Investments—Class A	12,355	728
PACE Large Co Growth Equity Investments—Class B	28	20
PACE Large Co Growth Equity Investments—Class C	3,166	4
PACE Small/Medium Co Value Equity Investments—Class A	5,942	56
PACE Small/Medium Co Value Equity Investments—Class B	1	—
PACE Small/Medium Co Value Equity Investments—Class C	3,834	33
PACE Small/Medium Co Growth Equity Investments—Class A	7,797	1,650
PACE Small/Medium Co Growth Equity Investments—Class B	5	—
PACE Small/Medium Co Growth Equity Investments—Class C	3,187	40
PACE International Equity Investments—Class A	11,604	677
PACE International Equity Investments—Class B	1	—
PACE International Equity Investments—Class C	2,410	—
PACE International Emerging Markets Equity Investments—Class A	3,879	825
PACE International Emerging Markets Equity Investments—Class B	18	—
PACE International Emerging Markets Equity Investments—Class C	2,292	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Global Real Estate Securities Investments—Class A	$838	—
PACE Global Real Estate Securities Investments—Class C	140	—
PACE Alternative Strategies Investments—Class A	10,273	$54
PACE Alternative Strategies Investments—Class C	4,698	1,125

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

For the six months ended January 31, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$465,063
PACE Government Securities Fixed Income Investments	203,124
PACE Intermediate Fixed Income Investments	109,342
PACE Strategic Fixed Income Investments	276,103
PACE Municipal Fixed Income Investments	47,124
PACE International Fixed Income Investments	275,478
PACE High Yield Investments	162,190
PACE Large Co Value Equity Investments	336,631
PACE Large Co Growth Equity Investments	317,564
PACE Small/Medium Co Value Equity Investments	297,826
PACE Small/Medium Co Growth Equity Investments	298,701
PACE International Equity Investments	302,292
PACE International Emerging Markets Equity Investments	261,449
PACE Global Real Estate Securities Investments	131,489
PACE Alternative Strategies Investments	124,859

For the six months ended January 31, 2012, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class B	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$—	$920,004
PACE Government Securities Fixed Income Investments	37,002	64	11,299	40,258	321,837
PACE Intermediate Fixed Income Investments	20,046	82	1,915	1,368	174,553
PACE Strategic Fixed Income Investments	21,747	142	4,651	3,340	467,922
PACE Municipal Fixed Income Investments	12,945	23	2,749	45	73,634
PACE International Fixed Income Investments	49,086	42	3,154	5,057	446,139
PACE High Yield Investments	12,069	—	1,089	36	235,989
PACE Large Co Value Equity Investments	70,415	209	10,332	9,044	525,355
PACE Large Co Growth Equity Investments	35,156	139	4,106	7,508	523,982
PACE Small/Medium Co Value Equity Investments	20,111	6	3,148	283	501,696

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A	Class B	Class C	Class Y	Class P
PACE Small/Medium Co Growth Equity Investments	$22,699	$40	$2,417	$139	$482,363
PACE International Equity Investments	39,883	16	3,424	12,593	496,220
PACE International Emerging Markets Equity Investments	15,301	41	2,258	13,751	425,957
PACE Global Real Estate Securities Investments	5,448	—	245	126	218,287
PACE Alternative Strategies Investments	36,172	—	2,190	963	214,483

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2012, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$1,154,083	1	$38	1.185%
PACE Large Co Growth Equity Investments	1,845,446	2	117	1.141
PACE International Equity Investments	950,222	20	606	1.148
PACE International Emerging Market Equity Investments	788,902	18	451	1.143
PACE Alternative Strategies Investments	1,463,252	5	233	1.146

Purchases and sales of securities

For the six months ended January 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$0	$69,820
PACE Intermediate Fixed Income Investments	57,375,695	189,122,123
PACE Strategic Fixed Income Investments	92,085,285	90,945,113
PACE Municipal Fixed Income Investments	52,536,699	54,829,616
PACE International Fixed Income Investments	57,038,889	84,267,142
PACE High Yield Investments	27,319,017	18,581,477
PACE Large Co Value Equity Investments	381,562,586	427,309,823

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Purchases	Sales
PACE Large Co Growth Equity Investments	$341,007,552	$379,386,146
PACE Small/Medium Co Value Equity Investments	113,014,420	135,915,363
PACE Small/Medium Co Growth Equity Investments	228,181,392	242,352,425
PACE International Equity Investments	170,528,993	187,240,701
PACE International Emerging Markets Equity Investments	44,306,736	59,045,299
PACE Global Real Estate Securities Investments	29,315,597	26,234,903
PACE Alternative Strategies Investments	262,651,006	313,836,570

For the six months ended January 31, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$5,010,679,055	$5,053,155,909
PACE Intermediate Fixed Income Investments	991,243,702	973,011,442
PACE Strategic Fixed Income Investments	745,339,012	727,474,805
PACE International Fixed Income Investments	3,871,875	3,713,266
PACE Alternative Strategies Investments	276,370,178	261,343,438

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2012, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$72,949
PACE Large Co Growth Equity Investments	32,617
PACE Small/Medium Co Value Equity Investments	51,083
PACE Small/Medium Co Growth Equity Investments	71,430
PACE International Equity Investments	323
PACE International Emerging Markets Equity Investments	7,469
PACE Global Real Estate Securities Investments	13,909
PACE Alternative Strategies Investments	1,955

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	131,961	$1,764,000	—	$—	16,755	$224,480
Shares repurchased	(413,789)	(5,533,298)	(210)	(2,805)	(102,040)	(1,365,100)
Shares converted from Class B to Class A	2,907	38,977	(2,906)	(38,977)	—	—
Dividends reinvested	86,265	1,149,653	77	1,029	22,041	293,977
Net decrease	(192,656)	$(2,580,668)	(3,039)	$(40,753)	(63,244)	$(846,643)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,141,619	$15,270,615	3,420,587	$45,803,402
Shares repurchased	(710,678)	(9,510,067)	(4,066,557)	(54,384,209)
Dividends reinvested	84,686	1,128,731	671,979	8,958,248
Net increase	515,627	$6,889,279	26,009	$377,441

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	322,017	$4,311,205	—	$—	29,388	$398,630
Shares repurchased	(1,323,351)	(17,690,694)	(3,066)	(41,129)	(239,374)	(3,185,094)
Shares converted from Class B to Class A	1,523	20,445	(1,523)	(20,445)	—	—
Dividends reinvested	322,295	4,240,233	532	6,996	87,921	1,156,389
Net decrease	(677,516)	$(9,118,811)	(4,057)	$(54,578)	(122,065)	$(1,630,075)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,549,324	$20,826,642	7,352,916	$98,174,456
Shares repurchased	(1,600,592)	(21,457,841)	(10,351,370)	(138,083,371)
Dividends reinvested	259,880	3,420,694	2,289,948	30,145,254
Net increase (decrease)	208,612	$2,789,495	(708,506)	$(9,763,661)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	88,179	$1,070,073	—	$—	10,363	$125,377
Shares repurchased	(223,637)	(2,717,070)	—	—	(22,417)	(272,162)
Shares converted from Class B to Class A	2,108	25,618	(2,105)	(25,618)	—	—
Dividends reinvested	26,425	320,421	26	319	1,916	23,261
Net decrease	(106,925)	$(1,300,958)	(2,079)	$(25,299)	(10,138)	$(123,524)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,732	$33,148	4,203,898	$51,087,420
Shares repurchased	(16,501)	(200,917)	(4,164,137)	(50,562,640)
Dividends reinvested	1,170	14,196	406,817	4,934,789
Net increase (decrease)	(12,599)	$(153,573)	446,578	$5,459,569

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,507	$2,275,985	584	$7,102	12,230	$148,784
Shares repurchased	(605,032)	(7,266,358)	(3,035)	(36,265)	(117,218)	(1,411,529)
Shares converted from Class B to Class A	4,722	57,226	(4,714)	(57,226)	—	—
Dividends reinvested	52,304	628,474	93	1,115	4,236	50,980
Net decrease	(359,499)	$(4,304,673)	(7,072)	$(85,274)	(100,752)	$(1,211,765)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,306	$112,398	8,314,566	$100,094,760
Shares repurchased	(73,699)	(887,064)	(10,219,923)	(122,770,793)
Dividends reinvested	3,237	38,926	767,677	9,226,178
Net decrease	(61,156)	$(735,740)	(1,137,680)	$(13,449,855)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,641,231	$24,226,921	2,079	$30,850	304,080	$4,484,046
Shares repurchased	(415,031)	(6,120,130)	(1,090)	(16,087)	(59,653)	(883,595)
Shares converted from Class B to Class A	3,799	56,382	(3,802)	(56,382)	—	—
Dividends reinvested	155,073	2,259,370	354	5,156	29,473	429,226
Net increase (decrease)	1,385,072	$20,422,543	(2,459)	$(36,463)	273,900	$4,029,677

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	96,043	$1,416,320	4,136,049	$60,978,179
Shares repurchased	(23,522)	(346,711)	(5,194,363)	(76,559,844)
Dividends reinvested	8,005	116,580	1,981,850	28,880,201
Net increase	80,526	$1,186,189	923,536	$13,298,536

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,570,957	$22,619,992	257	$3,858	193,006	$2,811,676
Shares repurchased	(1,029,608)	(14,912,964)	(1,523)	(22,298)	(197,671)	(2,847,584)
Shares converted from Class B to Class A	4,421	63,557	(4,422)	(63,557)	—	—
Dividends reinvested	186,281	2,649,058	863	12,261	43,729	621,104
Net increase (decrease)	732,051	$10,419,643	(4,825)	$(69,736)	39,064	$585,196

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,690	$410,410	11,362,544	$163,441,235
Shares repurchased	(58,505)	(842,906)	(10,649,315)	(153,794,110)
Dividends reinvested	12,714	180,892	3,097,600	44,042,780
Net increase (decrease)	(17,101)	$(251,604)	3,810,829	$53,689,905

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	92,729	$1,228,819	—	$—	49,239	$648,285
Shares repurchased	(287,655)	(3,787,244)	—	—	(46,688)	(619,331)
Shares converted from Class B to Class A	227	2,974	(227)	(2,974)	—	—
Dividends reinvested	56,523	746,828	35	463	7,611	100,584
Net increase (decrease)	(138,176)	$(1,808,623)	(192)	$(2,511)	10,162	$129,538

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,516,021	$20,051,241
Shares repurchased	(228)	(2,999)	(2,121,214)	(28,092,414)
Dividends reinvested	39	523	234,033	3,093,387
Net decrease	(189)	$(2,476)	(371,160)	$(4,947,786)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	253,434	$3,257,914	—	$—	83,281	$1,045,044
Shares repurchased	(1,174,212)	(14,955,246)	—	—	(247,223)	(3,135,562)
Shares converted from Class B to Class A	1,257	16,264	(1,256)	(16,264)	—	—
Dividends reinvested	125,625	1,607,082	79	1,011	18,560	237,581
Net decrease	(793,896)	$(10,073,986)	(1,177)	$(15,253)	(145,382)	$(1,852,937)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,069,360	$52,072,473
Shares repurchased	(571)	(7,279)	(4,652,243)	(59,394,004)
Dividends reinvested	99	1,271	513,064	6,562,003
Net decrease	(472)	$(6,008)	(69,819)	$(759,528)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Fixed Income Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	97,349	$1,187,845	—	$—	4,097	$50,121
Shares repurchased	(531,155)	(6,405,005)	(1,928)	(23,768)	(48,928)	(579,403)
Shares converted from Class B to Class A	9,541	118,749	(9,510)	(118,749)	—	—
Dividends reinvested	359,029	4,079,631	43	490	23,175	262,829
Net decrease	(65,236)	$(1,018,780)	(11,395)	$(142,027)	(21,656)	$(266,453)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,947	$154,676	2,491,163	$29,811,686
Shares repurchased	(26,667)	(316,633)	(4,035,362)	(48,423,781)
Dividends reinvested	24,457	277,376	2,096,716	23,842,141
Net increase	10,737	$115,419	552,517	$5,230,046

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	365,771	$4,327,620	1	$12	76,850	$917,453
Shares repurchased	(1,235,268)	(14,724,825)	—	—	(70,170)	(841,818)
Shares converted from Class B to Class A	2,620	30,425	(2,611)	(30,425)	—	—
Dividends reinvested	164,935	1,961,670	124	1,484	8,805	104,777
Net increase (decrease)	(701,942)	$(8,405,110)	(2,486)	$(28,929)	15,485	$180,412

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,649	$67,459	8,097,069	$96,308,254
Shares repurchased	(111,419)	(1,326,843)	(7,282,606)	(86,688,425)
Dividends reinvested	12,387	146,924	953,184	11,343,898
Net increase (decrease)	(93,383)	$(1,112,460)	1,767,647	$20,963,727

PACE High Yield Investments
For the six months ended January 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	228,119	$2,216,915	113,338	$1,088,180
Shares repurchased	(889,799)	(8,702,159)	(29,294)	(287,304)
Dividends reinvested	76,806	741,078	10,399	100,245
Net increase (decrease)	(584,874)	$(5,744,166)	94,443	$901,121

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,129	$69,649	2,821,459	$27,538,695
Shares repurchased	(314)	(3,016)	(2,742,352)	(26,752,836)
Dividends reinvested	2,095	20,272	1,146,560	11,081,463
Net increase	8,910	$86,905	1,225,667	$11,867,322

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,507,757	$15,845,072	132,012	$1,385,347
Shares repurchased	(465,657)	(4,890,434)	(60,679)	(636,565)
Dividends reinvested	123,200	1,290,852	14,872	155,475
Net increase	1,165,300	$12,245,490	86,205	$904,257

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,520	$374,613	6,780,923	$71,494,173
Shares repurchased	—	—	(5,111,960)	(53,801,895)
Dividends reinvested	565	5,908	1,587,383	16,638,154
Net increase	36,085	$380,521	3,256,346	$34,330,432

PACE Large Co Value Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	92,775	$1,451,007	—	$—	1,631	$26,398
Shares repurchased	(765,997)	(12,067,235)	—	—	(86,412)	(1,348,172)
Shares converted from Class B to Class A	646	10,343	(643)	(10,343)	—	—
Dividends reinvested	101,311	1,559,173	5	74	3,157	48,811
Net decrease	(571,265)	$(9,046,712)	(638)	$(10,269)	(81,624)	$(1,272,963)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,807	$77,128	3,839,955	$60,543,399
Shares repurchased	(76,245)	(1,213,055)	(5,880,040)	(93,342,006)
Dividends reinvested	15,657	241,280	939,350	14,428,412
Net decrease	(55,781)	$(894,647)	(1,100,735)	$(18,370,195)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,458	$6,280,843	—	$—	4,292	$69,685
Shares repurchased	(1,535,140)	(25,587,664)	(1,541)	(24,132)	(173,217)	(2,887,719)
Shares converted from Class B to Class A	4,634	78,259	(4,607)	(78,259)	—	—
Dividends reinvested	67,781	1,123,133	—	—	—	—
Net decrease	(1,082,267)	$(18,105,429)	(6,148)	$(102,391)	(168,925)	$(2,818,034)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,189	$224,663	10,531,750	$176,737,479
Shares repurchased	(205,734)	(3,442,569)	(12,420,127)	(206,861,690)
Dividends reinvested	11,196	185,748	598,607	9,900,947
Net decrease	(181,349)	$(3,032,158)	(1,289,770)	$(20,223,264)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,096	$1,037,263	—	$—	5,238	$83,437
Shares repurchased	(323,270)	(5,571,933)	(119)	(1,917)	(28,857)	(457,926)
Shares converted from Class B to Class A	1,820	33,336	(1,987)	(33,336)	—	—
Net decrease	(261,354)	$(4,501,334)	(2,106)	$(35,253)	(23,619)	$(374,489)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,448	$97,993	3,382,526	$59,567,904
Shares repurchased	(39,384)	(702,029)	(5,749,086)	(101,881,390)
Dividends reinvested	1,596	27,666	133,392	2,302,340
Net decrease	(32,340)	$(576,370)	(2,233,168)	$(40,011,146)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	368,063	$6,293,081	—	$—	16,815	$267,832
Shares repurchased	(660,165)	(11,692,399)	(789)	(13,566)	(56,460)	(912,011)
Shares converted from Class B to Class A	1,290	22,760	(1,402)	(22,760)	—	—
Net decrease	(290,812)	$(5,376,558)	(2,191)	$(36,326)	(39,645)	$(644,179)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,823	$235,091	9,668,622	$174,042,940
Shares repurchased	(112,418)	(2,031,452)	(12,344,173)	(220,446,389)
Dividends reinvested	1,476	26,597	86,991	1,560,613
Net decrease	(98,119)	$(1,769,764)	(2,588,560)	$(44,842,836)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,334	$817,690	—	$—	1,447	$20,015
Shares repurchased	(229,136)	(3,439,549)	—	—	(26,637)	(362,263)
Shares converted from Class B to Class A	40	611	(45)	(611)	—	—
Net decrease	(173,762)	$(2,621,248)	(45)	$(611)	(25,190)	$(342,248)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,856	$27,832	1,454,735	$22,130,891
Shares repurchased	(2,139)	(32,375)	(2,295,220)	(35,340,799)
Dividends reinvested	13	206	4,583	68,945
Net decrease	(270)	$(4,337)	(835,902)	$(13,140,963)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	260,606	$4,305,822	—	$—	2,263	$35,547
Shares repurchased	(333,884)	(5,514,100)	—	—	(68,593)	(1,033,795)
Shares converted from Class B to Class A	3,814	59,064	(4,188)	(59,064)	—	—
Net decrease	(69,464)	$(1,149,214)	(4,188)	$(59,064)	(66,330)	$(998,248)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,762	$29,583	3,744,485	$63,666,448
Shares repurchased	(2,277)	(36,808)	(5,218,114)	(87,944,311)
Dividends reinvested	9	159	8,363	141,753
Net decrease	(506)	$(7,066)	(1,465,266)	$(24,136,110)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	51,400	$758,547	—	$—	4,886	$65,813
Shares repurchased	(201,026)	(2,992,478)	—	—	(21,467)	(295,055)
Shares converted from Class B to Class A	338	5,129	(378)	(5,129)	—	—
Net decrease	(149,288)	$(2,228,802)	(378)	$(5,129)	(16,581)	$(229,242)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,236	$33,889	1,378,222	$21,012,358
Shares repurchased	(1,004)	(15,642)	(2,615,458)	(40,256,725)
Net increase (decrease)	1,232	$18,247	(1,237,236)	$(19,244,367)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	314,027	$4,764,920	—	$—	24,821	$350,495
Shares repurchased	(462,972)	(7,121,652)	(7)	(126)	(36,073)	(487,364)
Shares converted from Class B to Class A	543	8,424	(603)	(8,424)	—	—
Net decrease	(148,402)	$(2,348,308)	(610)	$(8,550)	(11,252)	$(136,869)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,139	$32,122	3,937,214	$62,571,970
Shares repurchased	(1,399)	(23,934)	(6,096,566)	(96,219,422)
Net increase (decrease)	740	$8,188	(2,159,352)	$(33,647,452)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B1		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	84,492	$982,243	—	$—	121	$1,303
Shares repurchased	(486,066)	(5,591,614)	—	—	(33,245)	(373,927)
Dividends reinvested	133,405	1,430,100	—	—	5,005	52,900
Net decrease	(268,169)	$(3,179,271)	—	$—	(28,119)	$(319,724)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,014	$69,802	4,517,121	$52,113,052
Shares repurchased	(76,223)	(878,788)	(7,120,291)	(81,925,316)
Dividends reinvested	51,584	551,438	1,943,009	20,731,907
Net decrease	(18,625)	$(257,548)	(660,161)	$(9,080,357)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	364,568	$4,725,654	—	$—	4,235	$55,191
Shares repurchased	(1,124,903)	(14,576,281)	(876)	(10,940)	(61,106)	(774,473)
Shares converted from Class B to Class A	739	9,579	(736)	(9,579)	—	—
Dividends reinvested	83,851	1,064,071	—	—	2,571	32,114
Net decrease	(675,745)	$(8,776,977)	(1,612)	$(20,519)	(54,300)	$(687,168)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	27,582	$364,308	11,927,604	$155,108,192
Shares repurchased	(487,348)	(6,360,275)	(11,743,974)	(151,687,751)
Dividends reinvested	34,096	431,995	1,109,714	14,037,877
Net increase (decrease)	(425,670)	$(5,563,972)	1,293,344	$17,458,318

1  There was no share activity in Class B shares for the six months ended January 31, 2012.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2012:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,118	$778,611	—	$—	4,372	$48,330
Shares repurchased	(204,784)	(2,423,593)	(284)	(3,250)	(28,138)	(315,561)
Shares converted from Class B to Class A	1,443	18,542	(1,534)	(18,542)	—	—
Dividends reinvested	31,760	345,230	17	186	2,787	28,426
Net decrease	(106,463)	$(1,281,210)	(1,801)	$(21,606)	(20,979)	$(238,805)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,331	$418,746	1,333,077	$15,987,147
Shares repurchased	(139,660)	(1,684,956)	(2,260,006)	(27,009,426)
Dividends reinvested	28,788	318,402	399,191	4,399,076
Net decrease	(76,541)	$(947,808)	(527,738)	$(6,623,203)

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	432,002	$5,829,038	—	$—	13,242	$169,950
Shares repurchased	(370,304)	(5,052,285)	(392)	(5,136)	(74,900)	(957,439)
Shares converted from Class B to Class A	1,021	13,911	(1,087)	(13,911)	—	—
Dividends reinvested	10,985	149,945	—	—	—	—
Net increase (decrease)	73,704	$940,609	(1,479)	$(19,047)	(61,658)	$(787,489)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	112,481	$1,534,065	4,268,386	$59,350,642
Shares repurchased	(593,537)	(8,188,910)	(4,306,615)	(59,201,070)
Dividends reinvested	12,721	176,698	120,966	1,674,175
Net increase (decrease)	(468,335)	$(6,478,147)	82,737	$1,823,747

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	59,733	$315,599	196	$1,000
Shares repurchased	(101,594)	(527,592)	(6,628)	(33,937)
Dividends reinvested	19,120	94,455	731	3,595
Net decrease	(22,741)	$(117,538)	(5,701)	$(29,342)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,712	$41,037	1,891,084	$9,959,683
Shares repurchased	(4,140)	(21,904)	(1,743,396)	(9,194,879)
Dividends reinvested	1,035	5,123	479,928	2,370,844
Net increase	4,607	$24,256	627,616	$3,135,648

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,474	$1,051,599	4,228	$24,012
Shares repurchased	(218,850)	(1,275,191)	(1,845)	(11,092)
Dividends reinvested	47,248	256,556	2,033	11,040
Net increase	9,872	$32,964	4,416	$23,960

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,459	$72,352	5,149,263	$29,897,911
Shares repurchased	(3,100)	(18,283)	(3,305,551)	(19,199,030)
Dividends reinvested	2,000	10,900	1,015,251	5,512,810
Net increase	11,359	$64,969	2,858,963	$16,211,691

PACE Alternative Strategies Investments
For the six months ended January 31, 2012:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	393,896	$3,560,161	27,518	$244,135
Shares repurchased	(2,131,817)	(19,309,296)	(123,289)	(1,087,353)
Net decrease	(1,737,921)	$(15,749,135)	(95,771)	$(843,218)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,269	$128,729	4,147,976	$37,523,398
Shares repurchased	(26,409)	(238,686)	(6,379,350)	(57,833,115)
Net decrease	(12,140)	$(109,957)	(2,231,374)	$(20,309,717)

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,255,936	$30,672,672	209,720	$1,928,515
Shares repurchased	(2,675,217)	(25,135,225)	(269,638)	(2,495,833)
Dividends reinvested	58,309	546,937	1,959	18,066
Net increase	639,028	$6,084,384	(57,959)	$(549,252)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,635	$269,901	17,084,492	$161,401,010
Shares repurchased	(78,454)	(734,955)	(10,148,149)	(95,676,428)
Dividends reinvested	1,404	13,223	516,866	4,858,539
Net decrease	(48,415)	$(451,831)	7,453,209	$70,583,121

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolios are disclosed in the Statement of changes in net assets. For the six months ended, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2011 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains
PACE Money Market Investments	$—	$37,652	$—
PACE Government Securities Fixed Income Investments	—	41,351,427	638,665
PACE Intermediate Fixed Income Investments	—	10,805,263	—
PACE Strategic Fixed Income Investments	—	47,433,092	2,564,462
PACE Municipal Fixed Income Investments	10,001,108	7,444	—
PACE International Fixed Income Investments	—	14,720,052	—
PACE High Yield Investments	—	17,938,536	1,377,543
PACE Large Co Value Equity Investments	—	11,781,264	—
PACE Large Co Growth Equity Investments	—	1,657,698	—
PACE Small/Medium Co Value Equity Investments	—	147,333	—
PACE International Equity Investments	—	16,288,751	—
PACE International Emerging Markets Equity Investments	—	2,080,376	—
PACE Global Real Estate Securities Investments	—	6,036,659	—
PACE Alternative Strategies Investments	—	5,634,308	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2012.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At July 31, 2011, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

	Expiration dates
Portfolio	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$—	$—	$—	$94	$23	$117
PACE Intermediate Fixed Income Investments	2,348,512	—	3,023,333	1,958,404	—	—	3,551,093	—	10,881,342
PACE Municipal Fixed Income Investments	—	—	—	—	794,627	—	1,510,257	—	2,304,884
PACE International Fixed Income Investments	—	—	—	1,422,528	2,354,563	765,140	7,784,695	—	12,326,926
PACE Large Co Value Equity Investments	—	—	—	—	—	31,704,391	206,013,682	—	237,718,073
PACE Large Co Growth Equity Investments	—	—	—	—	—	—	145,245,252	—	145,245,252
PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	—	38,360,368	—	38,360,368
PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	5,318,367	23,945,611	—	29,263,978
PACE International Equity Investments	—	—	—	—	—	42,420,347	214,851,703	—	257,272,050
PACE Global Real Estate Securities Investments	—	—	—	—	—	15,250,731	26,828,947	—	42,079,678
PACE Alternative Strategies Investments	—	—	—	—	—	16,499,361	88,910,660	—	105,410,021

During the fiscal year ended July 31, 2011, the following Portfolios utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Intermediate Fixed Income Investments	$7,005,972
PACE Municipal Fixed Income Investments	1,132,447
PACE International Fixed Income Investments	4,917,847
PACE Large Co Value Equity Investments	107,166,808
PACE Large Co Growth Equity Investments	93,822,789
PACE Small/Medium Co Value Equity Investments	55,202,231
PACE Small/Medium Co Growth Equity Investments	61,234,181
PACE International Equity Investments	32,739,806
PACE International Emerging Markets Equity Investments	52,507,478
PACE Global Real Estate Securities Investments	1,265,997
PACE Alternative Strategies Investments	19,372,329

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on August 1, 2011:

Portfolio	Capital losses	Foreign currency losses
PACE Money Market Investments	$(636)	—
PACE Government Securities Fixed Income Investments	(2,677,946)	—
PACE Intermediate Fixed Income Investments	(2,132,886)	(121,512)
PACE International Fixed Income Investments	(86,234)	—
PACE High Yield Investments	—	(2,793)
PACE Global Real Estate Securities Investments	—	(43,063)
PACE Alternative Strategies Investments	(441,785)	(13,802,983)

As of and during the period ended January 31, 2012, the Portfolios did not have any liabilities for any uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the six months ended January 31, 2012, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements
(unaudited)

November 2011 Board Meeting

First Quadrant LP

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 15-16, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and First Quadrant LP ("First Quadrant") (the "First Quadrant Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). The board was asked to approve the First Quadrant Sub-Advisory Agreement as First Quadrant had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreement with First Quadrant be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

In its consideration of the approval of the First Quadrant Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the First Quadrant Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by First Quadrant to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that First Quadrant had served as a sub-advisor to the Portfolio since April 2009 and that no terms of the then-current sub-advisory agreement between First Quadrant and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes in the services provided by First Quadrant to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed First Quadrant Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to First Quadrant in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by First Quadrant. The board considered that the compensation to be paid to First Quadrant would be paid by UBS Global AM, not the Portfolio, and that, accordingly, the continued retention of First Quadrant would not reduce the fees otherwise incurred by the Portfolio's shareholders, but would increase the amount retained by UBS Global AM after payment of the sub-advisory fee. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the First Quadrant Sub-Advisory Agreement. While not seeking any change in its agreement with UBS Global AM, the board indicated that it would take the change in the sub-advisory fee into consideration when it reviews the performance and contract terms relevant to UBS Global AM.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to First Quadrant were not factors specifically considered by the board in its approval of the First Quadrant Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for First Quadrant, other than the reduced sub-advisory fee schedule, were being proposed. The board took note that it would review the First Quadrant Sub-Advisory Agreement and First Quadrant again at its July 2012 annual contract reconsideration meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved the proposed First Quadrant Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the First Quadrant Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements
(unaudited)

Copper Rock Capital Partners and Palisade Capital Management

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved (1) a proposed sub-advisory agreement between UBS Global AM and Copper Rock Capital Partners ("Copper Rock") and (2) a proposed sub-advisory agreement between UBS Global AM and Palisade Capital Management ("Palisade"), each with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio") (each a "Sub-Advisory Agreement"). The board was asked to approve each Sub-Advisory Agreement as Copper Rock and Palisade had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then-effective sub-advisory agreements with Copper Rock and Palisade be replaced by newer, substantially similar agreements, but with lower fee schedules.)

In its consideration of the approval of each Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under each Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by each of Copper Rock and Palisade to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Copper Rock had served as a sub-advisor to the Portfolio since March 2007 and Palisade had served as a sub-advisor to the Portfolio since February 2009 and that no terms of the then-current sub-advisory agreement between Copper Rock or Palisade and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes in the services provided by Copper Rock or Palisade to the Portfolio, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under each proposed Sub-Advisory Agreement.

Sub-Advisory fees—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to each of Copper Rock and Palisade in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Copper Rock and Palisade. It was noted that the proposed sub-advisory fees were in line with the sub-advisory fee paid to the third sub-advisor to the Portfolio. The board considered that the compensation to be paid to Copper Rock and Palisade would be paid by UBS Global AM, not the Portfolio, and that, accordingly, the continued retention of Copper Rock and Palisade would not reduce the fees otherwise incurred by the Portfolio's shareholders, but would increase the amount retained by UBS Global AM after payment of the sub-advisory fees. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under each Sub-Advisory Agreement. While not seeking any change in its agreement with UBS Global AM, the board indicated that it would take the change in the sub-advisory fees into consideration when it reviews the performance and contract terms relevant to UBS Global AM.

Other factors—Portfolio performance, profitability, economies of scale and other benefits to Copper Rock and Palisade were not factors specifically considered by the board in its approval of each Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreements for Copper Rock and Palisade, other than the reduced sub-advisory fee schedules, were being proposed. The board took note that it would review each Sub-Advisory Agreement and both Copper Rock and Palisade again at its July 2012 annual contract reconsideration meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved each Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolios without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2012. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Money Market Investments

Semiannual Report
January 31, 2012

PACE Money Market Investments

March 16, 2012

Dear Shareholder,

Performance

For the six months ended January 31, 2012, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

The economy continued to grow during the reporting period, although the expansion was tempered by continued high unemployment and weakness in the housing market. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low, which in turn kept the Portfolio's yield low.

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 47 days. Given the challenges associated with the Standard & Poor's downgrade of US long-term debt and the ongoing European sovereign debt crisis, a key strategy for the Portfolio was maintaining ample liquidity. One way we accomplished this was by reducing the Portfolio's WAM; at period end, it was at 36 days. We also proactively cut the Portfolio's exposure to European banks.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, we increased the Portfolio's exposure to commercial paper, US government and agency obligations and certificates of deposit over the six-month period. Conversely, we significantly reduced our allocation to repurchase agreements (transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand).

2

PACE Money Market Investments

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/12

	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	1.31%	1.69%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)	(1.97)	(0.69)	(0.32)
Lipper Money Market Funds median	0.01	0.01	1.31	1.61

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2011, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (0.62)%; 10-year period, (0.31)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2012 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.60)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.60)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2011 to January 31, 2012.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2011	Ending account value January 31, 2012	Expenses paid during period[1] 08/01/11 to 01/31/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.90	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.23	0.92	0.18

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/12
Net assets (mm)	$412.8
Number of holdings	91
Weighted average maturity	36 days
Portfolio composition[1]	01/31/12
Commercial paper	47.5%
US government and agency obligations	24.3
Certificates of deposit	14.5
Repurchase agreements	11.8
Short-term corporate obligations	1.3
Bank note	0.5
Other assets less liabilities	0.1
Total	100.0%
Top 10 holdings[1]	01/31/12
Repurchase agreement with Barclays Capital, Inc., 0.180% due 02/01/12	9.7%
Federal Home Loan Bank, 0.110% due 04/02/12	2.4
Barclays US Funding Corp., 0.130% due 02/01/12	2.4
US Treasury Notes, 0.750% due 05/31/12	2.2
Repurchase agreement with Deutsche Bank Securities, Inc., 0.220% due 02/01/12	1.9
Regency Markets No.1 LLC, 0.210% due 02/16/12	1.9
Deutsche Bank Financial LLC, 0.310% due 02/21/12	1.9
BNP Paribas Finance, 0.140% due 02/01/12	1.8
Federal Home Loan Bank, 0.230% due 08/03/12	1.8
Federal Home Loan Mortgage Corp., 0.040% due 04/04/12	1.7
Total	27.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2012. The Portfolio is actively managed and its composition will vary over time.

7

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
US government and agency obligations—24.36%
Federal Home Loan Bank
0.175%, due 02/01/12[1]	$3,000,000	$3,000,000
0.280%, due 02/01/12[1]	1,500,000	1,500,000
0.280%, due 02/07/12[1]	3,000,000	3,000,000
0.035%, due 02/17/12[2]	4,000,000	3,999,938
0.270%, due 02/17/12[2]	3,000,000	2,999,640
0.065%, due 03/28/12[2]	5,000,000	4,999,494
0.110%, due 04/02/12	10,000,000	10,000,000
0.050%, due 04/20/12[2]	5,000,000	4,999,451
0.230%, due 08/03/12[2]	7,500,000	7,491,183
Federal Home Loan Mortgage Corp.*
0.245%, due 02/06/12[1]	3,000,000	2,998,468
0.040%, due 04/04/12[2]	7,000,000	6,999,510
Federal National Mortgage Association*
0.265%, due 02/26/12[1]	5,000,000	5,003,464
0.030%, due 04/17/12[2]	4,500,000	4,499,715
US Treasury Bills
0.250%, due 03/08/12[2]	2,000,000	1,999,500
0.010%, due 04/05/12[2]	5,000,000	4,999,911
0.040%, due 05/10/12[2]	5,000,000	4,999,450
US Treasury Notes
0.875%, due 02/29/12	3,000,000	3,001,178
1.375%, due 03/15/12	4,000,000	4,006,178
1.000%, due 04/30/12	3,000,000	3,004,582
0.750%, due 05/31/12	9,000,000	9,015,523
1.875%, due 06/15/12	3,000,000	3,018,332
0.625%, due 06/30/12	5,000,000	5,011,409
Total US government and agency obligations (cost—$100,546,926)		100,546,926
Bank note—0.48%
Banking-US—0.48%
Bank of America N.A.
0.230%, due 02/23/12 (cost—$2,000,000)	2,000,000	2,000,000

8

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
Certificates of deposit—14.54%
Banking-non-US—14.54%
Abbey National Treasury Services PLC
0.685%, due 02/13/12[1]	$1,500,000	$1,500,000
Bank of Montreal
0.100%, due 02/21/12	5,000,000	5,000,000
Bank of Nova Scotia
0.260%, due 03/02/12	2,500,000	2,499,979
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.480%, due 04/10/12	5,000,000	5,000,000
Credit Suisse
0.380%, due 04/25/12	4,000,000	4,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.200%, due 02/21/12	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.
0.180%, due 02/23/12	4,000,000	4,000,000
National Australia Bank Ltd.
0.587%, due 04/16/12[1]	1,000,000	1,000,000
Nordea Bank Finland
0.400%, due 06/12/12	2,500,000	2,500,000
Royal Bank of Canada
0.285%, due 02/01/12[1]	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp.
0.130%, due 02/01/12	5,000,000	5,000,000
0.405%, due 02/01/12	4,000,000	4,000,000
0.300%, due 03/09/12	4,000,000	4,000,000
Swedbank AB
0.345%, due 03/06/12	5,000,000	5,000,000
0.325%, due 03/12/12	5,000,000	5,000,000
Toronto-Dominion Bank
0.090%, due 02/29/12	5,000,000	5,000,000
Total certificates of deposit (cost—$59,999,979)		59,999,979

9

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—47.47%
Asset backed-banking—2.91%
Atlantis One Funding
0.360%, due 02/01/12	$5,000,000	$5,000,000
0.270%, due 02/06/12	5,000,000	4,999,813
0.260%, due 02/09/12	2,000,000	1,999,884
		11,999,697
Asset backed-miscellaneous—16.95%
Bryant Park Funding LLC
0.170%, due 02/23/12	4,000,000	3,999,584
Chariot Funding LLC
0.220%, due 03/05/12	5,000,000	4,998,992
Fairway Finance Corp.
0.130%, due 02/23/12	3,000,000	2,999,762
Gotham Funding Corp.
0.210%, due 03/14/12	3,000,000	2,999,265
Market Street Funding LLC
0.180%, due 02/22/12	5,000,000	4,999,475
Regency Markets No.1 LLC
0.220%, due 02/15/12	5,000,000	4,999,572
0.210%, due 02/16/12	8,000,000	7,999,300
Salisbury Receivables Co. LLC
0.350%, due 02/02/12	3,000,000	2,999,971
0.300%, due 02/03/12	5,000,000	4,999,917
0.190%, due 02/22/12	3,000,000	2,999,668
0.350%, due 03/14/12	5,000,000	4,997,958
Sheffield Receivables Corp.
0.330%, due 03/09/12	5,000,000	4,998,304
Thames Asset Global Securitization No. 1
0.250%, due 02/21/12	3,000,000	2,999,583
Variable Funding Capital Corp.
0.200%, due 03/01/12	5,000,000	4,999,195
Windmill Funding Corp.
0.280%, due 02/01/12	2,000,000	2,000,000
0.280%, due 02/10/12	3,000,000	2,999,790

10

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Windmill Funding Corp. (continued)
0.230%, due 02/17/12	$3,000,000	$2,999,693
		69,990,029
Asset backed-securities—2.18%
Argento Variable Funding Co. LLC
0.260%, due 02/21/12	4,000,000	3,999,422
Grampian Funding LLC
0.300%, due 02/02/12	2,000,000	1,999,983
0.380%, due 03/13/12	3,000,000	2,998,702
		8,998,107
Banking-non-US—6.90%
Caisse Centrale Desjardins
0.120%, due 02/24/12	4,000,000	3,999,693
0.200%, due 04/12/12	5,000,000	4,998,028
Commonwealth Bank of Australia
0.080%, due 02/01/12	5,000,000	5,000,000
0.245%, due 04/02/12	2,000,000	1,999,170
Credit Suisse
0.200%, due 02/06/12	5,000,000	4,999,861
Skandinaviska Enskilda Banken AB
0.460%, due 03/05/12	5,000,000	4,997,892
Westpac Securities NZ Ltd.
0.380%, due 03/05/12	2,500,000	2,499,129
		28,493,773
Banking-US—14.65%
Barclays US Funding Corp.
0.130%, due 02/01/12	10,000,000	10,000,000
BNP Paribas Finance
0.140%, due 02/01/12	7,500,000	7,500,000
Deutsche Bank Financial LLC
0.310%, due 02/21/12	8,000,000	7,998,622
0.500%, due 03/16/12	2,000,000	1,998,778
0.570%, due 04/11/12	3,000,000	2,996,675

11

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
HSBC USA, Inc.
0.230%, due 03/19/12	$3,000,000	$2,999,099
ING (US) Funding LLC
0.240%, due 02/02/12	5,000,000	4,999,966
0.580%, due 04/05/12	3,000,000	2,996,907
Natixis US Finance Co. LLC
0.170%, due 02/01/12	4,000,000	4,000,000
Societe Generale N.A., Inc.
0.150%, due 02/01/12	5,000,000	5,000,000
State Street Corp.
0.240%, due 05/11/12	5,000,000	4,996,667
Toronto-Dominion Holdings USA, Inc.
0.090%, due 02/13/12	5,000,000	4,999,850
		60,486,564
Finance-noncaptive diversified—1.94%
General Electric Capital Corp.
0.140%, due 04/16/12	5,000,000	4,998,542
0.220%, due 05/09/12	3,000,000	2,998,203
		7,996,745
Insurance-life—1.94%
MetLife Short Term Funding LLC
0.140%, due 02/01/12	5,000,000	5,000,000
0.140%, due 02/08/12	3,000,000	2,999,918
		7,999,918
Total commercial paper (cost—$195,964,833)		195,964,833
Short-term corporate obligations—1.33%
Banking-non-US—0.97%
Svenska Handelsbanken
0.578%, due 03/08/12[1,3]	2,500,000	2,500,000
Westpac Securities NZ Ltd.
0.465%, due 02/06/12[1,3]	1,500,000	1,500,000
		4,000,000

12

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-US—0.36%
JPMorgan Chase Bank N.A.
0.570%, due 03/09/12[1]	$1,500,000	$1,500,000
Total short-term corporate obligations (cost—$5,500,000)		5,500,000
Repurchase agreements—11.76%
Repurchase agreement dated 01/31/12 with Barclays Capital, Inc., 0.180% due 02/01/12, collateralized by $39,835,100 US Treasury Notes, 1.750% due 04/15/13; (value—$40,800,063); proceeds: $40,000,200	40,000,000	40,000,000
Repurchase agreement dated 01/31/12 with Deutsche Bank Securities, Inc., 0.220% due 02/01/12, collateralized by $8,102,000 Federal Farm Credit Bank, 1.500% due 08/24/16; (value—$8,160,996); proceeds: $8,000,049	8,000,000	8,000,000
Repurchase agreement dated 01/31/12 with State Street Bank & Trust Co., 0.010% due 02/01/12, collateralized by $463,322 US Treasury Notes, 3.625% due 02/15/21; (value—$547,194); proceeds: $536,000	536,000	536,000
Total repurchase agreements (cost—$48,536,000)		48,536,000
Total investments (cost—$412,547,738 which approximates cost for federal income tax purposes)—99.94%		412,547,738
Other assets in excess of liabilities—0.06%		245,025
Net assets (applicable to 412,794,899 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$412,792,763

13

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2012. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/11	Purchases during the six months ended 01/31/12	Sales during the six months ended 01/31/12	Value at 01/31/12	Net income earned from affiliate for the six months ended 01/31/12
UBS Private Money Market Fund LLC	$—	$2,040,000	$2,040,000	$—	$1

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2012 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$100,546,926	$—	$100,546,926
Bank note	—	2,000,000	—	2,000,000
Certificates of deposit	—	59,999,979	—	59,999,979
Commercial paper	—	195,964,833	—	195,964,833
Short-term corporate obligations	—	5,500,000	—	5,500,000
Repurchase agreements	—	48,536,000	—	48,536,000
Total	$—	$412,547,738	$—	$412,547,738

14

PACE Money Market Investments

Statement of net assets—January 31, 2012
(unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	76.6%
Japan	6.6
Canada	5.6
Sweden	4.2
Australia	2.9
Switzerland	2.2
United Kingdom	1.3
Finland	0.6
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.97% of net assets as of January 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2012 (unaudited)
Investment income:
Interest	$433,500
Securities lending income (includes $1 earned from an affiliated entity)	62
433,562
Expenses:
Transfer agency and related services fees	920,004
Investment management and administration fees	781,515
Reports and notices to shareholders	74,573
Professional fees	46,037
Custody and accounting fees	29,906
State registration fees	22,634
Trustees' fees	10,182
Insurance expense	3,373
Other expenses	14,033
1,902,257
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,491,088)
Net expenses	411,169
Net investment income	22,393
Net realized gain	167
Net increase in net assets resulting from operations	$22,560

See accompanying notes to financial statements
16

PACE Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2012 (unaudited)	For the year ended July 31, 2011
From operations:
Net investment income	$22,393	$36,263
Net realized gain (loss)	167	(659)
Net increase in net assets resulting from operations	22,560	35,604
Dividends and distributions to shareholders from:
Net investment income	(22,393)	(36,263)
Net realized gains	—	(1,389)
Total dividends and distributions to shareholders	(22,393)	(37,652)
From beneficial interest transactions:
Net increase (decrease) in net assets from beneficial interest transactions	46,948,967	(20,371,521)
Net increase (decrease) in net assets	46,949,134	(20,373,569)
Net assets:
Beginning of period	365,843,629	386,217,198
End of period	$412,792,763	$365,843,629
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended January 31, 2012
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	—
Total dividends and distributions	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.85%[3]
Expenses after fee waivers and/or expense reimbursements by manager	0.18%[3]
Net investment income	0.01%[3]
Supplemental data:
Net assets, end of period (000's)	$412,793

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
18

	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.008	0.033	0.048
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.81%	3.40%	4.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%	0.90%	0.89%	0.93%	0.92%
Expenses after fee waivers and/or expense reimbursements by manager	0.25%	0.27%	0.59%	0.60%	0.60%
Net investment income	0.01%	0.01%	0.78%	3.27%	4.75%
Supplemental data:
Net assets, end of period (000's)	$365,844	$386,217	$529,959	$523,243	$408,562

19

PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

20

PACE Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

In May 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("ASU 2011-04") ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for

21

PACE Money Market Investments

Notes to financial statements (unaudited)

fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Portfolio's financial statement disclosures.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its

22

PACE Money Market Investments

Notes to financial statements (unaudited)

regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax"

23

PACE Money Market Investments

Notes to financial statements (unaudited)

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2012, the Portfolio is owed $109,159 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 28, 2012 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

24

PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2012, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014	Expires July 31, 2015
$4,550,873	$1,729,334	$1,262,723	$996,232	$562,584

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2012, UBS Global AM voluntarily waived and/or reimbursed expenses of $928,504 for that purpose.

For the six months ended January 31, 2012, UBS Global AM waived fees/reimbursed expenses, in total, of $1,491,088.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2012, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $149,319,714. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is

25

PACE Money Market Investments

Notes to financial statements (unaudited)

believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the six months ended January 31, 2012, UBS Financial Services, Inc. received from BNY Mellon, not the Portfolio, $465,063 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2012, the Portfolio did not have any securities on loan.

26

PACE Money Market Investments

Notes to financial statements (unaudited)

Other liabilities and components of net assets

At January 31, 2012, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$2,061,522
Dividends payable to shareholders	1,520
Other accrued expenses*	316,584

*  Excludes investment management and administration fees.

At January 31, 2012, the components of net assets were as follows:

Accumulated paid in capital	$412,794,609
Accumulated net realized loss	(1,846)
Net assets	$412,792,763

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2012	For the year ended July 31, 2011
Shares sold	356,853,794	359,119,509
Shares repurchased	(309,918,052)	(379,510,934)
Dividends reinvested	13,225	19,904
Net increase (decrease) in shares outstanding	46,948,967	(20,371,521)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

27

PACE Money Market Investments

Notes to financial statements (unaudited)

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2012 and the fiscal year ended July 31, 2011 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2012.

At July 31, 2011, the Portfolio had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. The losses expire as follows:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

In accordance with US Treasury regulations, the Portfolio has elected to defer realized capital losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on August 1, 2011:

Portfolio	Capital losses
PACE Money Market Investments	$(636)

As of and during the period ended January 31, 2012, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2012, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

28

PACE Money Market Investments

Notes to financial statements (unaudited)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

29

PACE Money Market Investments

General information (Unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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32

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2012. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 9, 2012